This Prospectus offers Institutional shares ("Institutional Shares") of seventeen investment portfolios advised by Harris Trust and Savings Bank (collectively, the "Funds"). The Equity Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Money Market Fund, the Money Market Fund and the Government Money Market Fund are investment portfolios of HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"). Each other Fund is an investment portfolio of Harris Insight Funds Trust (the "Trust"). The Company and the Trust are registered as open-end management investment companies (mutual funds). The Funds, together with the other investment portfolios of the Trust and the Company, are known as the Harris Insight Funds.


Please read this Prospectus before investing and keep it on file for future reference. The Prospectus contains the information that a prospective investor should know before investing, including how each Fund invests and the many services available to shareholders.


To learn more about the Funds and their investments, you may obtain a copy of the Harris Insight Funds' most recent financial report and portfolio listing or Statement of Additional Information dated May 1, 1997 (the "SAI") simply by calling (800) 982-8782. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and (as supplemented from time to time) is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Funds.


THE HARRIS INSIGHT FUNDS ARE A FAMILY OF OPEN-END INVESTMENT COMPANIES COMMONLY KNOWN AS MUTUAL FUNDS. SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, HARRIS TRUST AND SAVINGS BANK OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE TAX-EXEMPT MONEY MARKET FUND, THE MONEY MARKET FUND OR THE GOVERNMENT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


May 1, 1997

                               TABLE OF CONTENTS


                                                                         Page
Fund Summary......................................................          3

Expense Summary...................................................          7

Financial Highlights..............................................         10

Investment Objectives and Policies................................         14
        Equity Funds..............................................         14
        Fixed Income Funds........................................         18
        Money Market Funds........................................         23

Additional Investment Information.................................         26
        Common Investment Policies................................         26
        Investment Limitations....................................         28
        Risk Considerations.......................................         30

Management........................................................         33

How to Buy Shares.................................................         38

How to Sell Shares................................................         40

Shareholder Services and Policies.................................         41

How Distributions are Made; Tax Information.......................         43

General Information...............................................         44
        Banking Law Matters.......................................         44
        How Share Value Is Determined.............................         45
        How Performance Is Reported...............................         46
        More Information About the Trust and the Company..........         47

Appendix A: Permitted Investments.................................         49



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND/OR IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                  FUND SUMMARY
       -----------------------------------------------------------------

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

WHAT ARE THE OBJECTIVES OF THE FUNDS? HOW DO THE FUNDS ATTEMPT TO ACHIEVE THEIR OBJECTIVES?


Each of the Funds has distinct investment objectives and policies, which are summarized below in order of descending risk. For more complete information, see INVESTMENT OBJECTIVES AND POLICIES and ADDITIONAL INVESTMENT INFORMATION. Although no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's investment program.


EQUITY FUNDS

    INTERNATIONAL FUND seeks to provide international diversification and capital appreciation by investing primarily in common stocks of foreign companies. Current income is a secondary objective.


    SMALL-CAP OPPORTUNITY FUND seeks to provide long-term capital appreciation by investing primarily in equity securities of smaller to medium capitalization companies that the portfolio management agent believes have above-average growth potential.



    SMALL-CAP VALUE FUND seeks to provide capital appreciation by investing primarily in equity securities of smaller to medium capitalization companies that the portfolio management agent believes have above-average growth potential and appear to be undervalued.



    GROWTH FUND seeks to provide capital appreciation and, secondarily, current income by investing primarily in common stocks and convertible securities of companies that the portfolio management agent believes have above-average growth potential.


    EQUITY FUND seeks to provide capital appreciation and current income by investing primarily in common stocks.


    EQUITY INCOME FUND seeks to provide current income and, secondarily, capital appreciation, by investing primarily in common stocks and convertible securities.


    INDEX FUND seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index, by investing primarily in securities of companies that comprise that index.

    BALANCED FUND seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

FIXED INCOME FUNDS


    CONVERTIBLE SECURITIES FUND seeks to provide capital appreciation and current income by investing primarily in securities, such as bonds, debentures, notes, preferred stocks or warrants, that are convertible into common stocks.


    TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations of varying maturities.

    BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

    INTERMEDIATE TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations with an intermediate-term average maturity.

    SHORT/INTERMEDIATE BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate-term average maturity.

    INTERMEDIATE GOVERNMENT BOND FUND seeks to provide a high level of current income, consistent with preservation of capital, by investing primarily in U.S. Government Securities having an intermediate-term average maturity.

MONEY MARKET FUNDS


    TAX-EXEMPT MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing primarily in high-quality, short-term municipal obligations.



    MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing in a broad range of short-term money market instruments.



    GOVERNMENT MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing exclusively in short-term U.S. Government Securities and repurchase agreements backed by those securities.


WHO MANAGES EACH FUND'S INVESTMENTS?


Harris Trust and Savings Bank ("Harris Trust" or the "Adviser") serves as the investment adviser for each Fund. Harris Trust and its predecessors have provided investment management services to clients for over 100 years. In addition to the services it performs for the Funds, Harris Trust provides investment management services for pension, profit-sharing and personal portfolios. As of December 31, 1996, total discretionary trust assets under management totaled approximately $13.3 billion.



Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services for each of the Funds except for the Tax-Exempt Money Market Fund. As of December 31, 1996, HIM had a staff of 62, including 35 professionals, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of that date, assets under management were approximately $9.2 billion.



Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc. See MANAGEMENT.


WHO SHOULD INVEST IN THE FUNDS?


The EQUITY FUNDS -- the International Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Growth Fund, the Equity Fund, the Equity Income Fund, the Index Fund and the Balanced Fund -- are designed for long-term investors who can tolerate changes in the value of their investments in return for the possibility of higher returns. The FIXED INCOME FUNDS -- the Convertible Securities Fund, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund -- are designed for investors seeking some degree of current income. The MONEY MARKET FUNDS -- the Tax-Exempt Money Market Fund, the Money Market Fund and the Government Money Market Fund -- are designed for conservative investors seeking stability of principal, current income at money market rates, and liquidity. The Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund are specifically designed for those investors who seek income that is exempt from federal income tax.



In making your investment decisions, consider your investment goals, your time horizon to achieve them, and your tolerance for risk. For more information about each Fund and its investments, see INVESTMENT OBJECTIVES AND POLICIES.


WHAT ADVANTAGES DO THE FUNDS OFFER?

An investment gives the investor benefits customarily available only to large investors, such as diversification, greater liquidity, professional management, and relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

Dividends from the International Fund, the Small-Cap Opportunity Fund and the Small-Cap Value Fund are declared and paid semi-annually. Dividends from the Growth Fund, the Equity Income Fund, the Equity Fund, the Index Fund, the Balanced Fund and the Convertible Securities Fund are declared and paid quarterly. Dividends from the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the

Intermediate Government Bond Fund are declared daily and paid monthly. Dividends from each of the Money Market Funds are declared daily and paid monthly. Any net capital gains will be declared and paid at least annually. See HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION.

HOW ARE SHARES BOUGHT AND SOLD?


Institutional Shares are offered primarily to institutional investors without a sales charge. Shares may be bought or sold by mail, by bank wire or through your broker-dealer or other financial institution. There is no minimum initial or subsequent investment. See HOW TO BUY SHARES AND HOW TO SELL SHARES.


WHAT RISKS ARE ASSOCIATED WITH THE FUNDS?

There can be no assurance that any Fund will achieve its investment objective or that the Money Market Funds will be able to maintain a stable net asset value.

The net asset value of each of the Equity Funds and the Fixed Income Funds will fluctuate based upon changes in the value of the Fund's portfolio securities and, when shares are sold, an investment may be worth more or less than the investment's original value. As with any mutual fund, the fundamental risk is that the value of securities that a Fund holds may decrease. Each Fund's performance and price per share changes daily based on many factors, including the perceived quality of the Fund's investments, U.S. and international economic conditions and general market conditions.


The market value of equity securities is based upon the market's perception of the issuing company's value. Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. However, the potential for appreciation in mortgage-backed fixed income securities in the event of a decline in interest rates may be limited or negated by increased principal prepayments on these securities. Fixed income securities also are subject to "credit risk" relating to the financial condition of the issuer of the securities.



Certain investments and investment techniques entail additional risks, such as investments in foreign issuers, issuers with limited market capitalization, mortgage- or asset-backed securities, zero coupon securities and options, futures contracts and forward contracts. The use of leverage by certain Funds through borrowings, reverse repurchase agreements and other investment techniques involves additional risks.



The policy of investing in smaller companies employed by the Small-Cap Value Fund, the Small-Cap Opportunity Fund and the other Funds that invest in small company securities entails certain risks in addition to those normally associated with equity securities. Similarly, the International Fund's policy of investing in foreign securities entails certain risks in addition to those normally associated with equity securities.



For information about particular risks, see ADDITIONAL INVESTMENT INFORMATION - RISK CONSIDERATIONS.

                                EXPENSE SUMMARY

       -----------------------------------------------------------------


The following table illustrates information concerning annual fund operating expenses for Institutional Shares of the Funds. There are no transaction charges in connection with purchases, redemptions or exchanges of Fund Shares. NONE OF THE FUNDS HAS ADOPTED A RULE 12B-1 PLAN WITH RESPECT TO THE INSTITUTIONAL SHARES AND ACCORDINGLY, NO FUND INCURS DISTRIBUTION EXPENSES WITH RESPECT TO THE INSTITUTIONAL SHARES.



ANNUAL OPERATING EXPENSES (as a percentage of average net assets after applicable fee waivers and expense reimbursements)*



                                                      INVESTMENT      RULE 12B-1        OTHER      TOTAL OPERATING
                                                     ADVISORY FEES       FEES         EXPENSES        EXPENSES
                                                    ---------------  -------------  -------------  ---------------
EQUITY FUNDS
  International Fund                                       1.03%         None             0.33%           1.36%
  Small-Cap Opportunity Fund                               0.98          None             0.22            1.20
  Small-Cap Value Fund                                     0.80          None             0.19            0.99
  Growth Fund                                              0.86          None             0.24            1.10
  Equity Fund                                              0.70          None             0.20            0.90
  Equity Income Fund                                       0.66          None             0.27            0.93
  Index Fund                                               0.21          None             0.24            0.45
  Balanced Fund                                            0.60          None             0.28            0.88

FIXED-INCOME FUNDS
  Convertible Securities Fund                              0.70          None             0.22            0.92
  Tax-Exempt Bond Fund                                     0.59          None             0.21            0.80
  Bond Fund                                                0.27          None             0.33            0.60
  Intermediate Tax-Exempt Bond Fund                        0.58          None             0.22            0.80
  Short/Intermediate Bond Fund                             0.40          None             0.20            0.60
  Intermediate Government Bond Fund                        0.30          None             0.20            0.50

MONEY MARKET FUNDS
  Tax-Exempt Money Market Fund                             0.11          None             0.18            0.29
  Money Market Fund                                        0.10          None             0.17            0.27
  Government Money Market Fund                             0.12          None             0.19            0.31



* The amounts for expenses are based on amounts incurred during the Funds' most recent fiscal year, except that other expenses for the Balanced Fund, Small-Cap Value Fund, Convertible Securities Fund and Intermediate Government Bond Fund are based on estimated expenses and projected assets for the current fiscal year.

    Without fee waivers or expense reimbursements, investment advisory fees and total operating expenses would be 1.05% and 1.38% for the International Fund, 1.00% and 1.22% for the Small-Cap Opportunity Fund, 0.90% and 1.14% for the Growth Fund, 0.70% and 0.97% for the Equity Income Fund, 0.25% and 0.49% for the Index Fund, 0.60% and 0.81% for the Tax-Exempt Bond Fund, 0.65% and 0.98% for the Bond Fund, 0.60% and 0.82% for the Intermediate Tax-Exempt Bond Fund, and 0.70% and 0.90% for the Short/Intermediate Bond Fund; and other expenses and total operating expenses would be 0.18% and 0.28% for the Money Market Fund, and 0.20% and 0.32% for the Government Money Market Fund.

    Customers of a financial institution, such as Harris Trust, also may be charged certain fees and expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (such as trust, estate settlement, advisory or custodian services).

EXAMPLE


The table below shows what you would pay if you invested $1,000 over the time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.



                                                                     ONE YEAR    THREE YEARS  FIVE YEARS    TEN YEARS
                                                                    -----------  -----------  -----------  -----------
EQUITY FUNDS
  International Fund                                                 $      14    $      44    $      77    $     168
  Small-Cap Opportunity Fund                                                12           38           66          145
  Small-Cap Value Fund                                                      10           32           55          121
  Growth Fund                                                               11           35           61          134
  Equity Fund                                                                9           29           50          111
  Equity Income Fund                                                         9           30           51          114
  Index Fund                                                                 5           14           25           57
  Balanced Fund                                                              9           28           49          108

FIXED-INCOME FUNDS
  Convertible Securities Fund                                                9           29           51          113
  Tax-Exempt Bond Fund                                                       8           26           44           99
  Bond Fund                                                                  6           19           33           75
  Intermediate Tax-Exempt Bond Fund                                          8           26           44           99
  Short/Intermediate Bond Fund                                               6           19           33           75
  Intermediate Government Bond Fund                                          5           16           28           63

MONEY MARKET FUNDS
  Tax-Exempt Money Market Fund                                               3            9           16           37
  Money Market Fund                                                          3            9           15           34
  Government Money Market Fund                                               3           10           17           39


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense tables is to help you understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning these costs and expenses, see MANAGEMENT.

                  This page has been intentionally left blank.

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------


The financial highlights on the following pages represent selected data for a single Institutional Share of each Fund for the periods shown. This information has been derived from the financial statements audited by Price Waterhouse LLP, independent accountants. The Funds' financial statements for the year ended December 31, 1996 and independent accountants' report thereon are included in the Funds' Annual Report and are incorporated by reference into (are legally a part of) the Funds' SAI. These financial highlights should be read in conjunction with the financial statements. Further information about each Fund's performance is



                                                      SMALL-CAP
                                     INTERNATIONAL   OPPORTUNITY     GROWTH
                                         FUND           FUND          FUND
                                     -------------   -----------   -----------
                                        FOR THE        FOR THE       FOR THE
                                        PERIOD         PERIOD        PERIOD
                                      02/26/96(1)    02/26/96(1)   02/26/96(1)
                                      TO 12/31/96    TO 12/31/96   TO 12/31/96
                                     -------------   -----------   -----------
Net Asset Value, Beginning of
Period.............................     $ 15.04        $ 14.24        $17.01
                                     -------------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............       0.128          0.057        0.062
Net Realized and Unrealized Gain on
Investments........................       0.485          1.998        2.746
                                     -------------   -----------   -----------
Total from Investment Operations...       0.613          2.055        2.808
                                     -------------   -----------   -----------
LESS DISTRIBUTIONS:
Net Investment Income..............      (0.125)        (0.057)      (0.063)
Net Realized Gains.................      (0.068)        (0.718)      (1.065)
                                     -------------   -----------   -----------
Total Distributions................      (0.193)        (0.775)      (1.128)
                                     -------------   -----------   -----------
Net Asset Value, End of Period.....     $ 15.46        $ 15.52        $18.69
                                     -------------   -----------   -----------
                                     -------------   -----------   -----------
TOTAL RETURN (4)...................       4.08%         14.49%       16.43%

RATIOS/ SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...     109,747        150,306       76,516
Ratios of Expenses to Average Net
Assets (2)(3)......................       1.36%          1.20%        1.10%
Ratio of Net Investment Income to
Average Net Assets (3).............       0.99%          0.46%        0.42%
Portfolio Turnover Rate............       6.72%         46.13%       35.36%
Average Commission Rate (5)........     $ 0.020        $ 0.058        $0.058



(1) Date commenced operations.



(2) Without the voluntary waiver of fees, the annualized expense ratios for the period ended December 31, 1996 for the International Fund, Small-Cap Opportunity Fund, Growth Fund, Equity Income Fund, Index Fund, Tax-Exempt Bond Fund, Bond Fund, Intermediate Tax-Exempt Bond Fund, and
    Short/Intermediate Bond Fund would have been 1.38%, 1.22%, 1.14%, 0.97%, 0.49%, 0.81%, 0.98%, 0.82% and 0.90%, respectively.



(3) Annualized.



(4) Total returns for periods less than one year are not annualized.



(5) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

contained in the Annual Report, which may be obtained from the Harris Insight Funds without charge. Financial highlights are not provided for the Small-Cap Value Fund, the Balanced Fund, the Convertible Securities Fund and the Intermediate Government Bond Fund because, as of December 31, 1996, those Funds had not yet commenced operations. Institutional Shares of the Money Market Funds were formerly known as Class C Shares.


                                                                                                           INTERMEDIATE
                                       EQUITY        EQUITY                    TAX-EXEMPT                   TAX-EXEMPT
                                        FUND       INCOME FUND   INDEX FUND     BOND FUND     BOND FUND     BOND FUND
                                     -----------   -----------   -----------   -----------   -----------   ------------
                                       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                       PERIOD        PERIOD        PERIOD        PERIOD        PERIOD         PERIOD
                                     02/26/96(1)   02/26/96(1)   02/26/96(1)   02/26/96(1)   04/16/96(1)   02/26/96(1)
                                     TO 12/31/96   TO 12/31/96   TO 12/31/96   TO 12/31/96   TO 12/31/96   TO 12/31/96
                                     -----------   -----------   -----------   -----------   -----------   ------------
Net Asset Value, Beginning of
Period.............................    $ 15.30        $13.34       $ 16.72       $ 10.56       $ 10.00       $ 10.74
                                     -----------   -----------   -----------   -----------   -----------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............      0.189        0.270          0.268         0.402         0.425         0.381
Net Realized and Unrealized Gain on
Investments........................      1.898        1.387          2.104        (0.094)        0.103        (0.124)
                                     -----------   -----------   -----------   -----------   -----------   ------------
Total from Investment Operations...      2.087        1.657          2.372         0.308         0.528         0.257
                                     -----------   -----------   -----------   -----------   -----------   ------------
LESS DISTRIBUTIONS:
Net Investment Income..............     (0.193)      (0.269)        (0.268)       (0.402)       (0.425)       (0.381)
Net Realized Gains.................     (1.664)      (0.998)        (0.344)       (0.216)       (0.033)       (0.036)
                                     -----------   -----------   -----------   -----------   -----------   ------------
Total Distributions................     (1.857)      (1.267)        (0.612)       (0.618)       (0.458)       (0.417)
                                     -----------   -----------   -----------   -----------   -----------   ------------
Net Asset Value, End of Period.....    $ 15.53        $13.73       $ 18.48       $ 10.25       $ 10.07       $ 10.58
                                     -----------   -----------   -----------   -----------   -----------   ------------
                                     -----------   -----------   -----------   -----------   -----------   ------------
TOTAL RETURN (4)...................     13.66%       12.46%         14.26%         3.04%         5.40%         2.49%

RATIOS/ SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...    568,400       31,760        143,954       165,388        43,142       208,690
Ratios of Expenses to Average Net
Assets (2)(3)......................      0.90%        0.93%          0.45%         0.80%         0.60%         0.79%
Ratio of Net Investment Income to
Average Net Assets (3).............      1.43%        2.36%          1.85%         4.60%         6.03%         4.28%
Portfolio Turnover Rate............     75.20%       52.77%          4.71%        61.60%       116.02%        57.23%
Average Commission Rate (5)........    $ 0.056        $0.059       $ 0.038            --            --            --

                                        SHORT/
                                     INTERMEDIATE
                                      BOND FUND
                                     ------------
                                       FOR THE
                                        PERIOD
                                     02/26/96(1)
                                     TO 12/31/96
                                     ------------
Net Asset Value, Beginning of
Period.............................     $10.30
                                     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............     0.517
Net Realized and Unrealized Gain on
Investments........................    (0.160)
                                     ------------
Total from Investment Operations...     0.357
                                     ------------
LESS DISTRIBUTIONS:
Net Investment Income..............    (0.517)
Net Realized Gains.................     0.000
                                     ------------
Total Distributions................    (0.517)
                                     ------------
Net Asset Value, End of Period.....     $10.14
                                     ------------
                                     ------------
TOTAL RETURN (4)...................     3.61%(4)
RATIOS/ SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...   255,573
Ratios of Expenses to Average Net
Assets (2)(3)......................  0.60% (3)
Ratio of Net Investment Income to
Average Net Assets (3).............  6.06% (3)
Portfolio Turnover Rate............   186.02%
Average Commission Rate (5)........        --

       -----------------------------------------------------------------


                                           TAX-EXEMPT MONEY MARKET FUND*
                                     -----------------------------------------
                                                                     FOR THE
                                         YEAR           YEAR         PERIOD
                                         ENDED          ENDED      01/05/94(1)
                                       12/31/96       12/31/95     TO 12/31/94
                                     -------------   -----------   -----------
Net Asset Value, Beginning of
Period.............................     $  1.00        $  1.00       $  1.00
                                     -------------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............       0.031          0.035         0.025
                                     -------------   -----------   -----------
Total from Investment Operations...       0.031          0.035         0.025
                                     -------------   -----------   -----------
LESS DISTRIBUTIONS:
Net Investment Income..............      (0.031)        (0.035)       (0.025)
                                     -------------   -----------   -----------
Total Distributions................      (0.031)        (0.035)       (0.025)
                                     -------------   -----------   -----------
Net Asset Value, End of Period.....     $  1.00        $  1.00       $  1.00
                                     -------------   -----------   -----------
                                     -------------   -----------   -----------
TOTAL RETURN.......................       3.19%          3.60%         2.56%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...     388,404        212,146       237,100
Ratios of Expenses to Average Net
Assets (2).........................       0.29%          0.29%         0.28%(3)
Ratio of Net Investment Income to
Average Net Assets.................       3.14%          3.52%         2.99%(3)



*   Formerly the Tax-Free Money Market Fund.



**  Formerly the Cash Management Fund.



*** Formerly the Government Assets Fund.



(1) Date commenced operations.



(2) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996 and 1995 and for the period ended December 31, 1994 for the Tax-Exempt Money Market Fund, Money Market Fund and Government Money Market Fund would have been 0.29%, 0.29%, 0.30% (annualized), 0.28%, 0.30%, 0.30% (annualized), and 0.32%, 0.32% and 0.31% (annualized), respectively.



(3) Annualized.



(4) Total returns for periods less than one year are not annualized.

                                               MONEY MARKET FUND**                 GOVERNMENT MONEY MARKET FUND***
                                     ---------------------------------------   ---------------------------------------
                                                                   FOR THE                                   FOR THE
                                        YEAR          YEAR         PERIOD         YEAR          YEAR         PERIOD
                                        ENDED         ENDED      01/05/94(1)      ENDED         ENDED      05/16/94(1)
                                      12/31/96      12/31/95     TO 12/31/94    12/31/96      12/31/95     TO 12/31/94
                                     -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value, Beginning of
Period.............................    $  1.00        $1.00        $  1.00       $  1.00       $  1.00       $  1.00
                                     -----------   -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............      0.052        0.057          0.039         0.051         0.056         0.028
                                     -----------   -----------   -----------   -----------   -----------   -----------
Total from Investment Operations...      0.052        0.057          0.039         0.051         0.056         0.028
                                     -----------   -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS:
Net Investment Income..............     (0.052)      (0.057)        (0.039)       (0.051)       (0.056)       (0.028)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Total Distributions................     (0.052)      (0.057)        (0.039)       (0.051)       (0.056)       (0.028)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period.....    $  1.00        $1.00        $  1.00       $  1.00       $  1.00       $  1.00
                                     -----------   -----------   -----------   -----------   -----------   -----------
                                     -----------   -----------   -----------   -----------   -----------   -----------
TOTAL RETURN.......................      5.38%        5.86%          4.08%(4)      5.24%         5.79%         2.82%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...    369,417       98,837         31,990        37,169        18,367         9,617
Ratios of Expenses to Average Net
Assets (2).........................      0.27%        0.29%          0.29%(3)      0.31%         0.31%         0.29%(3)
Ratio of Net Investment Income to
Average Net Assets.................      5.23%        5.69%          4.79%(3)      5.12%         5.62%         4.52%(3)

                       INVESTMENT OBJECTIVES AND POLICIES
       -----------------------------------------------------------------

Each of the Funds has distinct investment objectives and policies, which are set forth below. Investments that may be made by all of the Funds are listed under ADDITIONAL INVESTMENT INFORMATION - COMMON INVESTMENT POLICIES. For a further description of each Fund's investments and investment techniques, see ADDITIONAL INVESTMENT INFORMATION, APPENDIX A: PERMITTED INVESTMENTS ("Appendix A") and the SAI. There is no assurance that any Fund will achieve its investment objective or that the Money Market Funds will be able to maintain a stable net asset value.

EQUITY FUNDS

INTERNATIONAL FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective.

    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in securities that are typical of those comprising the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index. Securities are selected based on their value as well as the relative valuation of their base currencies. Thus, the Fund may be more or less reflective of the EAFE universe at any point in time.

    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of foreign issuers (i.e., issuers organized outside the United States or whose principal trading market is outside the United States). The Fund invests in the securities of issuers located in at least three foreign countries. The Fund seeks to manage risk through the diversification of its investments.

    The Fund also may invest in exchange rate-related securities, securities convertible into or exchangeable for foreign equity securities, and custodial receipts for Treasury securities. In addition, the Fund may engage in the purchase and sale of foreign currency for hedging purposes.

SMALL-CAP OPPORTUNITY FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide long-term capital appreciation.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller to medium capitalizations that the Portfolio Management Agent believes are attractively valued in the market. Market capitalization refers to the total market value of a company's outstanding shares of common stock. Smaller to medium capitalization companies are those with market capitalizations, at the time of the Fund's investment of between $100 million and $2.5 billion.

    In investing the Fund's assets, the Portfolio Management Agent follows an investment management discipline that seeks to identify companies offering above-average earnings, sales and asset value growth. These securities will tend to be represented in the Russell 2000 Index.


    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller to medium capitalization companies.

SMALL-CAP VALUE FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller to medium capitalizations that the Portfolio Management Agent believes are conservatively valued in the marketplace. Market capitalization refers to the total market value of a company's outstanding shares of common stock. Smaller to medium capitalization companies are those with market capitalizations, at the time of the Fund's investment of between $100 million and $2.5 billion.


    In managing the Fund's assets, the Portfolio Management Agent seeks to invest in securities that are undervalued relative to the securities of comparable companies, as determined by price/earnings ratios, earnings expectations or other fundamental measures.

    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller to medium capitalization companies.

GROWTH FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation and, secondarily, current income.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equity securities that the Portfolio Management Agent believes are undervalued but represent growth opportunities. The Fund also may invest in securities issued by medium to larger capitalization companies that provide returns more closely aligned with the Lipper Growth Fund Index. The Fund's investment management discipline emphasizes growth in sales, earnings and asset values.


    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in equity securities.

EQUITY FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with capital appreciation and current income.

    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of larger capitalization companies (i.e., companies with market capitalization in excess of $500 million at the time of the Fund's investment) and is managed to provide equity-based returns characteristic of these securities. Market capitalization refers to the total market value of a company's outstanding shares of common stock. The selected issuers will be representative of those sectors found within the Standard & Poor's 500 Index (the "S&P 500 Index"). Using both "quantitative" and "fundamental" analysis, the Portfolio Management Agent selects investments that it believes will provide returns greater than the securities comprising the S&P 500 Index over the long-term with a risk level approximating that of the index, with risk measured by volatility.



    The Fund's investments are expected to be diversified among all major sectors of the market. The Fund's Portfolio Management Agent believes that an investment process which combines carefully monitored risk control with an emphasis on value and fundamental research is better suited for long-term equity investing. The Fund's portfolio is generally comprised of approximately 50 different issues. Risk is managed by diversification of investments.


    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks of larger capitalization companies.

EQUITY INCOME FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide current income and, secondarily, capital appreciation.

    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equities that are found within the Standard & Poor's 500 Index (the "S&P 500 Index"), or other attractive issues. Convertible securities may also be utilized. The Portfolio Management Agent believes that the combination of these securities should produce returns that are similar to the performance of the S&P 500 Index and its corresponding sectors, yet with a higher income yield.


    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks and securities convertible into common stock. The Fund is managed with a disciplined investment process designed to maintain a diversified portfolio of high quality equity securities. The Fund generally emphasizes securities with higher than average dividend yields and/or stronger than average growth characteristics. The result of this investment process is a diversified portfolio that the Portfolio Management Agent believes provides attractive long-term growth potential, while offering an attractive current yield.

INDEX FUND

    INVESTMENT OBJECTIVE. The Index Fund seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in securities of companies that comprise the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that emphasizes large capitalization companies. As of December 31, 1996, the index represented approximately 73% of the market capitalization of publicly owned stocks in the United States.



    The Fund is managed through the use of a "quantitative" or "indexing" investment discipline, which attempts to duplicate the investment composition and performance of the S&P 500 Index through statistical procedures. As a result, the Portfolio Management Agent does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis. The Fund seeks quarterly performance within one percentage-point of the performance of the index (i.e., the percentage return of the index plus or minus%). On at least a monthly basis, the Portfolio Management Agent compares the Fund's performance to that of the index. In the event the Fund's performance for the preceding three-month period does not adequately track the performance of the index, the Portfolio Management Agent may adjust the Fund's holdings accordingly.



    The Fund seeks to closely match the weight of each security in the portfolio to its approximate weight in the S&P 500 Index. Although the Fund may not hold all 500 securities included in the index, it will generally hold at least 90% of these securities. The Fund also may maintain positions in S&P 500 Index futures contracts. Generally, index futures contracts are bilateral agreements whereby two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the index is made, purchasers of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. The Fund may use S&P 500 Index futures contracts for several reasons: to simulate full investment in the index while retaining a cash balance for fund management purposes, to facilitate trading or to reduce transaction costs.



    Standard & Poor's ("S&P") makes no representation or warranty, expressed or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in either the Index Fund or the ability of the S&P 500 Index to track general stock market performance. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein.

    Furthermore, S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein.


BALANCED FUND

    INVESTMENT OBJECTIVE. The Balanced Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by actively allocating investments between equity and fixed income securities. Through utilizing this approach, the Fund seeks to provide capital appreciation similar to larger-capitalization equities, with a portion of the Fund's total return resulting from investment in fixed income securities. The Fund seeks to provide an overall return comprising between 40% and 65% of the return of the Standard & Poor's 500 Index (a broad U.S. stock market index) and between 35% and 60% of the return of the Lehman Brothers Aggregate Index (a broad U.S. bond market index).


    The Fund's investment process considers, on a continuing basis, the attractiveness of equities versus fixed income securities. Under normal market conditions, equity securities are expected to comprise between 40% and 65% of the Fund's total assets and fixed income securities are expected to comprise at least 25% of the Fund's total assets.

FIXED INCOME FUNDS

CONVERTIBLE SECURITIES FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation and current income.

    INVESTMENT POLICIES. Convertible securities have unique return characteristics. Convertible securities tend to rise in price when overall equity markets rise and, conversely, tend to decline relatively less when interest rates rise. The Fund strives to reflect these unique performance characteristics while seeking to provide income that is more characteristic of short/intermediate maturity corporate bonds.

    The Fund seeks to achieve its investment objective by investing primarily in convertible securities, which are bonds, debentures, notes or preferred stock that are convertible into common stock, or warrants, which are options to purchase common stock at a specified price.

    The Fund also may invest in equity securities of U.S. corporations. The Fund seeks to diversify among issuers in a manner that will enable the Fund to minimize the volatility of the Fund's net asset value in erratic or declining markets. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in convertible securities.

    Under normal market conditions, the Fund will invest without limitation in convertible securities of U.S. corporations and in Eurodollar securities convertible into common stocks of U.S. corporations that are rated "B" or better by Standard & Poor's ("S&P") or "B" ("b" in the case of preferred stocks) or better by Moody's Investors Service ("Moody's") at the time of purchase, or, if not rated, considered by the Portfolio Management Agent to be of comparable quality, except that investment in securities rated "B-" by S&P or Moody's will be limited to 15% of its total assets. Up to 5% of the Fund's total assets may be invested in convertible securities that are rated "CCC" by S&P or "Caa" by Moody's at the time of purchase. Securities that are rated "BB" or below by S&P or "Ba" or below by Moody's are "high yield" securities, commonly known as junk bonds. By their nature, convertible securities may be more volatile in price than higher-rated debt obligations.

    The Fund may invest up to 35% of its total assets in "synthetic convertibles" created by combining separate securities that together possess the two principal components of a convertible security: fixed income and the right to acquire equity securities. In addition, the Fund may invest up to 15% of its net assets in convertible securities offered in "private placements" and other illiquid securities; up to 15% of its total assets in common stocks; and up to 5% of its net assets in warrants. The Fund may purchase and sell index and interest rate futures contracts and covered put and call options on securities and on indices.

    In periods of unusual market conditions, when the Portfolio Management Agent believes that convertible securities would not best serve the Fund's objectives, the Fund may for defensive purposes invest part or all of its total assets in (a) U.S. Government Securities; (b) non-convertible debt obligations of domestic corporations, including bonds, debentures, notes or preferred stock rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of purchase, which ordinarily are less volatile in price than convertible securities and serve to increase diversification of risk; and
    (c) short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of 397 days or less. During such periods, the Fund will continue to seek current income but will put less emphasis on capital appreciation.

    RISK FACTORS AND OTHER CONSIDERATIONS RELATING TO LOW-RATED SECURITIES. Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

    The market values of low-rated and comparable unrated securities are less sensitive to interest rate changes but more sensitive to economic changes or individual corporate developments than higher-rated securities; they present a higher degree of credit risk and their yields will fluctuate over time. During economic downturns or sustained periods of rising interest rates, the ability of highly leveraged issuers to service debt obligations may be impaired.

    The existence of limited or no established trading markets for low-rated and comparable unrated securities may result in thin trading of such securities and diminish the Fund's ability to dispose of such securities or to obtain accurate market quotations for valuing such securities and calculating net asset value. The responsibility of the Trust's Board of Trustees to value such securities becomes greater and judgment plays a greater role in valuation because there is less reliable objective data available. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of low-rated and comparable unrated securities bonds, especially in a thinly traded market.

    A major economic recession would likely disrupt the market for such securities, adversely affect their value and the ability of issuers to repay principal and pay interest, and result in a higher incidence of defaults.

    The ratings of S&P and Moody's represent the opinions of those organizations as to the quality of securities. Such ratings are relative and subjective, not absolute standards of quality and do not evaluate the market risk of the securities. Although the Fund's Portfolio Management Agent uses these ratings as a criterion for the selection of securities for the Fund, it also relies on its own independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on the Portfolio Management Agent's credit analysis of low-rated and unrated securities than would be the case for a portfolio of high-rated securities.

TAX-EXEMPT BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from federal income tax.

    INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with varying maturities. As a result, the Fund seeks to generate a higher level of income than that of short or intermediate average maturity municipal bond funds, although it will experience corresponding higher volatility of principal during periods of changing interest rates.

    The Fund attempts to anticipate changes in interest rates, analyzing yield differentials for different types of bonds, and analyzing credit for specific issues and municipalities. As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from federal income tax.


    The Fund also may invest in U.S. Government Obligations (as defined in Appendix A) and securities secured by letters of credit. In addition, the Fund may purchase and sell covered put and call options on securities and on indices.


BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

    INVESTMENT POLICIES. The Fund seeks to provide the higher income generally associated with a broad range of longer-term bonds typically having 5 to 10 years remaining to maturity. As a result, principal value of these longer-term bonds is likely to fluctuate more than that of bonds with shorter maturities.

    The Fund seeks to achieve its objective by utilizing a highly-disciplined, quantitative process designed to identify fixed income securities that are undervalued and are positioned to offer the best relative value to enable the Fund to benefit from anticipated changes in interest rates.


    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S. Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon fixed income securities.


INTERMEDIATE TAX-EXEMPT BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from federal income tax.

    INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with a dollar-weighted average portfolio maturity, under normal market conditions, of between 3 and 10 years. The Portfolio Management Agent believes that this income will generally be higher than that provided by shorter term municipal funds, although the Fund will reflect greater share price volatility during periods of changing interest rates than comparable shorter-term funds. Individual portfolio securities will have varying maturities.

    As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from federal income tax.

    The Fund's selection of individual securities is based on a number of factors, including anticipated changes in interest rates, the assessment of the yield advantages of different classes of bonds, and an independent analysis of credit quality of individual issues by the Fund's Portfolio Management Agent.


    The Fund also may invest in U.S. Government Obligations and securities secured by letters of credit. In addition, the Fund may purchase and sell covered put and call options on securities and on indices.


SHORT/INTERMEDIATE BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate-term average maturity.

    INVESTMENT POLICIES. The Fund (which was formerly known as Harris Insight Managed Fixed Income Fund) seeks to provide income and share price volatility of a 2- to 5-year average maturity taxable bond portfolio. Thus, it is anticipated that when interest rates rise, share price of the Fund will tend to fall less than longer-term bond funds and appreciate less when interest rates fall.

    The Fund seeks to achieve its objective by utilizing a combination of investment disciplines, including the assessment of yield advantages among different classes of bonds and among different maturities, independent review by the Portfolio Management Agent of the credit quality of individual issues, and the analysis by the Portfolio Management Agent of economic and market conditions affecting the fixed income markets.

    The Fund may invest in a broad range of fixed income obligations, including fixed and variable rate bonds, debentures, U.S. Government Securities, and Government Stripped Mortgage-Backed Securities. The Fund also may invest in U.S. Government Securities placed into irrevocable trusts and evidenced by a trust receipt. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S.

    Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon securities.


    The Fund also may hold short-term U.S. Government Obligations, "high-quality" money market instruments (i.e., those within the two highest rating categories or, if unrated, determined by the Portfolio Management Agent to be comparable in quality to instruments so rated) and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Portfolio Management Agent's opinion, existing circumstances warrant.


    The Fund's dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities), under normal market conditions, will be between 2 and 5 years.


INTERMEDIATE GOVERNMENT BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income, consistent with preservation of capital.

    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government Securities, including mortgage-backed securities, having an intermediate-term average maturity. Under normal circumstances, at least 65% of the Fund's total assets will be invested in U.S. Government Securities and in repurchase agreements collateralized by


    U.S. Government Securities. The average portfolio maturity (or average life with respect to mortgage-backed securities) generally will be between 3 and 10 years.



    The Fund's investments may include asset-backed securities. In addition, the Fund may invest in foreign debt securities guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to 10% of the Fund's total assets at the time of purchase). The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.


MONEY MARKET FUNDS

TAX-EXEMPT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

    INVESTMENT POLICIES. The Fund (which was formerly known as Harris Insight Tax-Free Money Market Fund) invests only in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests primarily in high-quality municipal obligations. Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. Except for temporary investments in taxable obligations described below, the Fund will invest only in municipal obligations that are exempt from federal income taxes in the opinion of bond counsel. Such obligations include municipal bonds, municipal notes and municipal commercial paper.


    The Fund will not purchase a security (other than a U.S. Government Security) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's or Moody's Investors Service) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated by only one rating agency, is determined to be of comparable quality). Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.


    The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.


    Under ordinary market conditions, the Fund will maintain as a fundamental policy at least 80% of the value of its total assets in obligations that are exempt from federal income tax and not subject to the alternative minimum tax. The Fund may, pending the investment of proceeds of sales of its shares or proceeds from the sale of portfolio securities, in anticipation of redemptions, or to maintain a "defensive" posture when, in the opinion of the Adviser, it is advisable to do so because of market conditions, elect to hold temporarily up to 20% of the current value of its total assets in cash reserves or invest in securities whose interest income is subject to taxation.


    From time to time, the Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations, for example, municipal obligations the interest on which is paid from revenues of similar type projects or municipal obligations whose issuers are located in the same state.

MONEY MARKET FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

    INVESTMENT POLICIES. The Fund (which was formerly known as Harris Insight Cash Management Fund) invests only in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests in a broad range of short-term money market instruments, including U.S. Government Securities and bank and commercial obligations. The commercial paper purchased by the Fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

    The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.


    The Fund will not purchase a security (other than U.S. Government Securities) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's or Moody's Investors Service) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated only by one rating agency, is determined to be of comparable quality), and not more than 5% of the total assets of the Fund would be invested in securities in the second highest rating category. Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.


    The Fund also may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies, and convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated, and pay interest, in U.S. dollars. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. See INVESTMENT OBJECTIVES AND POLICIES - TAX-EXEMPT MONEY MARKET FUND.

GOVERNMENT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

    INVESTMENT POLICIES. The Fund (formerly known as Harris Insight Government Assets Fund) invests only in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests exclusively in U.S. Government Securities and repurchase agreements backed by those securities.

    The Fund invests only in securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

    The Fund invests in obligations of U.S. Government agencies and instrumentalities only when the Portfolio Management Agent is satisfied that the credit risk with respect to the issuer is minimal.

                       ADDITIONAL INVESTMENT INFORMATION
       -----------------------------------------------------------------


Unless otherwise noted, each Fund's investment objective and policies are not fundamental and may be changed by the Board of Trustees of the Trust (or Board of Directors of the Company) without approval by the Fund's shareholders. Investment policies that are designated as fundamental may be changed only with approval of the holders of a majority of the Fund's outstanding voting securities. A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares.



For a further description of the Funds' investment policies, including additional fundamental policies, see Appendix A and the SAI.


COMMON INVESTMENT POLICIES


Each Fund may invest in the securities of other investment companies, zero coupon securities, when-issued securities and forward commitments, floating/variable rate obligations (and inverse floating rate obligations with respect to the Fixed Income Funds), as well as commercial paper, short-term money market instruments and cash equivalents, such as certificates of deposit, demand and time deposits and banker's acceptance notes. In addition, each Fund may enter into repurchase agreements. Each Fund also may lend its portfolio securities in an amount not exceeding one-third of its net assets and may enter into reverse repurchase agreements.



In addition, each of the Equity Funds may invest in securities purchased in initial public offerings. Each of the Equity Funds also may invest in foreign securities, including American Depository Receipts, European Depository Receipts and, with respect to 10% (100% for the International Fund) of each Fund's total assets, debt and equity securities of foreign issuers. Further, each of the Equity Funds may purchase and sell covered put and call options on securities, index and interest rate futures contracts and options on futures contracts. The Equity Funds and the Convertible Securities Fund may invest in warrants.


RATING MATTERS. Each of the Equity Funds and the Fixed Income Funds may invest in securities convertible into or exchangeable for common stocks or preferred stocks, as well as U.S. Government Securities and debt obligations of domestic corporations rated "BBB" or better by Standard & Poor's ("S&P") or "Baa" or better by Moody's Investors Service ("Moody's"), or that have an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") at the time of purchase or, if not rated, are considered by the Portfolio Management Agent to be of comparable quality. Debt obligations rated in the lowest categories of investment grade (that is, BBB by S&P or Baa by Moody's) and equivalent securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. The Convertible Securities Fund may invest in securities that are less than investment grade. SEE INVESTMENT OBJECTIVES AND POLICIES - CONVERTIBLE SECURITIES FUND.

Each Fund may purchase debt obligations that are not rated if, in the opinion of the Portfolio Management Agent or Adviser, they are of investment quality at least comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a Fund (other than a Money Market Fund) to sell the security unless the amount of the security exceeds permissible limits. However, the Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another NRSRO for securities may change as a result of changes in the rating systems or due to the corporate reorganization of an NRSRO, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of that Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the SAI. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Company's Board of Directors that a sale is not in the best interests of the Fund.

PORTFOLIO TRANSACTIONS. Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the judgment of the Portfolio Management Agent (or Adviser in the case of the Tax-Exempt Money Market Fund), a security no longer seems to meet the objective of the Fund.

Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide the cash necessary for redemptions, distributions to shareholders or other fund management purposes. Portfolio changes may be made without regard to the length of time a particular security has been held or the frequency of portfolio transactions of a Fund (the portfolio turnover rate).



The realization of taxable capital gains and, with respect to equity securities, the amount of brokerage commissions will tend to increase as the level of portfolio activity increases. Portfolio turnover rates for the Funds are included in the Financial Highlights for that Fund. The annual portfolio turnover rate for the Small-Cap Value Fund is not expected to exceed 100%. The annual portfolio turnover rate for the Balanced Fund is not expected to exceed 100% with respect to that portion of the Fund investing in equity securities, and is not expected to exceed 200% with respect to that portion of the Fund investing in fixed income securities. The annual portfolio turnover rate for each of the Convertible Securities Fund and the Intermediate Government Bond Fund is not expected to exceed 100% and 200%, respectively.



The Portfolio Management Agent and the Adviser seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when the Portfolio Management Agent or Adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction. Purchase and sale orders for securities on behalf any Fund may be combined with those of other accounts that the Portfolio Management Agent or Adviser manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Portfolio Management Agent or Adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, the Portfolio Management Agent or Adviser undertakes to allocate the transactions among the participants equitably. To the extent permitted by the SEC, the Funds may pay brokerage commissions to certain affiliated persons. During the last fiscal year, no Fund paid commissions to these persons.



The Trust, the Company, the Adviser, the Portfolio Management Agent and other service providers to the Funds have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts.


INVESTMENT LIMITATIONS


The Funds have adopted the investment limitations listed below, which are not fundamental policies unless otherwise noted.



DIVERSIFICATION. Each Fund is diversified as that terms is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a matter of fundamental policy, no Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer (other than U.S. Government Securities), except that up to 25% of the value of the total assets of a Fund (other than the Money Market Fund and the Government Money Market Fund) may be invested without regard to this limitation. Notwithstanding this policy, each of the Money Market Fund and the Government Money Market Fund may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time. As a matter of fundamental policy, no Fund may purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer.



CONCENTRATION. Each Fund is prohibited from concentrating its assets in the securities of issuers in a single industry. As a matter of fundamental policy, the Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase, the value of its investments in that industry would exceed 25% of the current value of its total assets. This limitation does not apply to investments in (i) municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); (ii) U.S. Government Securities; and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments.


Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.


BORROWING. As a matter of fundamental policy, no Fund may borrow from banks, except that a Fund may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5% of total assets).



ILLIQUID SECURITIES. Each of the Funds limits its purchase of illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Trust's Board of Trustees (and the Company's Board of Directors)). See Appendix A.

RISK CONSIDERATIONS


THE RISKS OF INVESTING IN EACH FUND VARY DEPENDING UPON THE NATURE OF THE SECURITIES HELD, AND THE INVESTMENT PRACTICES EMPLOYED, ON ITS BEHALF. THE FUNDAMENTAL RISK ASSOCIATED WITH THE FUNDS, LIKE OTHER MUTUAL FUNDS THAT INVEST IN FIXED INCOME AND EQUITY SECURITIES, IS "MARKET RISK." Market risk is the risk that the market value of a security that a Fund holds will decrease. The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at the time of purchase. Market risk may apply to a single issuer, industry, sector of the economy or the market as a whole.



Certain specific risks are described in this section. If you would like to know more about risks associated with certain types of securities, see Appendix A.



RISKS OF EQUITY SECURITIES. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers are more likely to realize more substantial growth or suffer more significant losses than larger or more established issuers. Investments in these companies can be both more volatile and more speculative. THE SMALL-CAP OPPORTUNITY FUND AND THE SMALL-CAP VALUE FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING IN SMALLER COMPANIES.



RISKS OF FIXED INCOME SECURITIES. The value of fixed income (debt) securities generally varies inversely with prevailing levels of interest rates: the values of these securities tend to decrease when interest rates are rising, and increase when interest rates are declining. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. The risk of market losses attributable to changes in interest rates is known as "interest rate risk."


Debt securities are subject to "credit risk" relating to the financial condition of the issuers of the securities. Prices of debt securities may fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower-rated securities often fluctuate more than those of higher-rated securities.


It is possible that some issuers will not make payments on debt securities held by a Fund. Investors should be aware that securities offering above-average yields may involve above-average risks. Securities rated in the lowest categories of investment grade (that is, BBB by S&P or Baa by Moody's) and equivalent securities may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher-grade obligations.



Certain fixed income securities, such as municipal and mortgage-backed securities, are subject to additional risks. See Appendix A.

RISKS OF INVESTING IN FOREIGN MARKETS. Investments in the securities of foreign (non-U.S.) issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. THE INTERNATIONAL FUND HAS HEIGHTENED EXPOSURE TO THESE RISKS DUE TO ITS POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.


RISKS OF FOREIGN CURRENCY. Changes in exchange rates between the U.S. dollar and a foreign currency also will affect the value in U.S. dollars of the securities denominated in that currency that are held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.


Income from foreign securities will be received and realized in foreign currencies, while each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time that a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses. THE INTERNATIONAL FUND HAS HEIGHTENED EXPOSURE TO THESE RISKS DUE TO ITS POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.


RISKS OF DERIVATIVE SECURITIES. To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as "derivatives." Generally, a derivative is a financial instrument whose value is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), currencies, interest rates, indices or other financial indicators.


Some derivatives, such as mortgage-backed and other asset-backed securities, are in many respects like other fixed income securities, although they may be more volatile or less liquid than their more traditional counterparts.



There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.



There are several risks that are associated with derivatives, including counterparty risk and liquidity risk, which are discussed below. For more information about the risks associated with certain types of derivatives, see Appendix A.


BORROWING RISK. Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those associated with borrowing.


COUNTERPARTY RISK. A number of transactions in which a Fund may engage are subject to the risks of default by the other party to the transaction. When a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement and securities lending transactions, it relies on the other party to consummate the transaction. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.


LIQUIDITY RISK. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

INFORMATION RISK. Certain key information about a security or market may be inaccurate or unavailable, which may limit the investment adviser's ability to make an appropriate investment decision with regard to the security or market.

OBJECTIVE RISK. Returns from the particular type of security that a Fund emphasizes in its investments may trail returns from the overall stock or bond market. For example, the growth stocks in which the Growth Fund invests tend to go through periods of relative underperformance and outperformance in comparison to other types of equity securities. These periods may last for as long as several years.


MANAGEMENT RISK. A strategy used by a Fund's investment adviser may fail to produce the intended result, which could have a negative effect on fund performance.

                                   MANAGEMENT
       -----------------------------------------------------------------

TRUSTEES AND DIRECTORS

The Trust and the Company are managed under the direction of their governing Boards of Trustees and Directors, respectively. Each individual listed below is a member of both the Trust's Board of Trustees and the Company's Board of Directors. The principal occupation of each individual is also listed below.


C. Gary Gerst           Chairman of the Board of Trustees and Board of
                        Directors; Chairman Emeritus, LaSalle Partners,
                        Ltd. (real estate developer and manager).

Edgar R. Fiedler        Senior Fellow and Economic Counsellor, The
                        Conference Board.

John W. McCarter, Jr.   President and Chief Executive Officer, The Field
                        Museum of Natural History (Chicago); Formerly,
                        Senior Vice President and Director, Booz-Allen &
                        Hamilton, Inc. (consulting firm).

Ernest M. Roth          Consultant; Retired Senior Vice President and
                        Chief Financial Officer, Commonwealth Edison
                        Company.


INVESTMENT ADVISER


Harris Trust is the investment adviser for each of the Funds pursuant to Advisory Contracts with the Trust and the Company. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1996, Harris Trust had total discretionary trust assets under management of more than $13.3 billion and was the largest of 25 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution.



As of December 31, 1996, Harris Trust managed more than $10.6 billion in discretionary personal trust assets, and managed more than $19.2 billion in non-discretionary trust assets.

With respect to the Tax-Exempt Money Market Fund, the Advisory Contract provides that Harris Trust shall make investments for the Fund in accordance with its best judgment. With respect to the remaining Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below).

The investment advisory fees payable to Harris Trust with respect to each Fund are based on the average daily net assets of the respective Fund at the following annual rates:


International Fund                                1.05%
Small-Cap Opportunity Fund                        1.00%
Small-Cap Value Fund                              0.80%
Growth Fund                                       0.90%
Equity Fund                                       0.70%
Equity Income Fund                                0.70%
Index Fund                                        0.25%
Balanced Fund                                     0.60%
Convertible Securities Fund                       0.70%
Tax-Exempt Bond Fund                              0.60%
Bond Fund                                         0.65%
Intermediate Tax-Exempt Bond Fund                 0.60%
Short/Intermediate Bond Fund                      0.70%
Intermediate Government Bond Fund                 0.65%
Tax-Exempt Money Market Fund              0.14% of each Fund's
                                                 first
Money Market Fund                        $100 million of assets
                                                  plus
Government Money Market Fund              0.10% of the Fund's
                                            remaining assets


PORTFOLIO MANAGEMENT AGENT


Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of all of the Funds except for the Tax-Exempt Money Market Fund. For the services provided by HIM, Harris Trust pays HIM the advisory fees it receives from the Funds. As of December 31, 1996, HIM managed an estimated $9.2 billion in assets.


PORTFOLIO MANAGEMENT

Many persons on the staffs of the Adviser and the Portfolio Management Agent contribute to the investment management services provided to the Funds. The following persons, however, are primarily responsible for the day-to-day investment management of the Funds:

INTERNATIONAL FUND -- Daniel L. Sido. Mr. Sido joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has over 13 years of investment management experience. Prior to joining HIM, he served as portfolio manager for a trust company, managing equity and fixed income portfolios.



SMALL-CAP OPPORTUNITY FUND -- Douglas G. Madigan, CFA. Mr. Madigan joined HIM in 1994 and serves as Principal and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has over 25 years of academic and applied experience analyzing equities, fixed income and convertible securities with a number of financial institutions. Prior to joining HIM, he served as senior portfolio manager for the trust operation of a large banking institution.



SMALL-CAP VALUE FUND -- Thomas M. Corkill, CFA. Mr. Corkill joined Harris Trust in 1982 and serves as Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in March 1997 and has 26 years of experience in portfolio management and research.



GROWTH FUND -- James E. Depies, CFA. Mr. Depies joined Harris Trust in 1982 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has 36 years of investment experience.



EQUITY FUND -- Donald G.M. Coxe. Mr. Coxe joined HIM in 1993 and serves as Chairman and Chief Strategist. He has served as portfolio manager of the Fund since February 1996 and has nearly 30 years of institutional investment management experience. Prior to joining HIM, he served on Wall Street as a sell-side portfolio strategist advising institutional investors and as chief executive officer for a Canadian investment counseling firm.



EQUITY INCOME FUND -- Daniel L. Sido. Mr. Sido has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Mr. Sido, see International Fund above.



INDEX FUND -- Thomas M. Corkill, CFA. Mr. Corkill has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Mr. Corkill, see Small-Cap Value Fund above.



BALANCED FUND -- C. Thomas Johnson, CFA. Mr. Johnson joined Harris Trust in 1969 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in March 1997 and has 28 years of experience in portfolio management.

CONVERTIBLE SECURITIES FUND -- Douglas G. Madigan, CFA. Mr. Madigan has served as portfolio manager of the Fund since the Fund commenced operations in March 1997. For a description of Mr. Madigan, see Small-Cap Opportunity Fund above.



TAX-EXEMPT BOND FUND -- Kathleen A. Bramlage. Ms. Bramlage joined Harris Trust in 1993 and serves as Principal and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has 14 years of experience managing fixed-income funds, specializing in tax-exempt and money market securities. Prior to joining Harris Trust, she served as portfolio manager for a bank proprietary mutual fund complex.



BOND FUND -- Laura Alter and Maureen Svagera. Ms. Alter joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations in April 1996 and has 12 years of experience in the fixed-income investment area. Prior to joining HIM, she served as portfolio manager for a major mutual fund investment management firm. Ms. Svagera joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations and has 17 years of experience in the fixed-income markets. Prior to joining HIM, she spent five years at an investment management firm as principal/vice president focusing on the mortgage and asset- backed markets.



INTERMEDIATE TAX-EXEMPT BOND FUND -- Kathleen A. Bramlage. She has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Ms. Bramlage, see Tax-Exempt Bond Fund above.



SHORT/INTERMEDIATE BOND FUND -- Laura Alter and Maureen Svagera. Ms. Alter has served as portfolio manager of the Fund since September 1994. Ms. Svagera has served as portfolio manager of the Fund since January 1996. For a description of Ms. Alter and Ms. Svagera, see Bond Fund above.



INTERMEDIATE GOVERNMENT BOND FUND -- Maureen Svagera. Ms. Svagera has served as portfolio manager of the Fund since the Fund commenced operations in March 1997. For a description of Ms. Svagera, see Bond Fund above.


ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT

Harris Trust (in this capacity, the "Administrator") is the administrator of the Funds and, as such, generally assists the Funds in all aspects of their administration and operation.

The Administrator has a Sub-Administration Agreement with Funds Distributor, Inc. ("FDI"), whereby FDI performs certain administrative services for the Funds. The Administrator has Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), whereby PFPC performs certain administrative and accounting services for the Funds. Under these agreements, the Administrator compensates FDI and PFPC for providing their services. The Administrator, FDI and PFPC are referred to collectively as the "Administrators."

Harris Trust is also the transfer and dividend disbursing agent of the Funds (in this capacity, the "Transfer Agent"). The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services.

PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.


As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of the Company and the Trust, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of average daily net assets in excess of $600 million. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.


DISTRIBUTOR


Funds Distributor, Inc. (the "Distributor") has entered into Distribution Agreements with the Trust and the Company pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor are paid by the Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares.


EXPENSES


Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Trust and the Company bear all costs of their operations, including the compensation of their Trustees or Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to Class A Shares only); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan with respect to Class A Shares), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of Boards of Trustees and Directors; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are borne by that Fund. Other general expenses of the Trust or the Company are allocated among the Funds in an equitable manner as determined by the Boards of Trustees and Directors.

                               HOW TO BUY SHARES
       -----------------------------------------------------------------


Institutional Shares are sold to fiduciary and discretionary accounts of institutions, "institutional investors," Directors, Trustees, officers and employees of the Company, the Trust, the Adviser, the Portfolio Management Agent, and the Distributor and the Adviser's investment advisory clients. "Institutional investors" may include financial institutions (such as banks, savings institutions and credit unions); pension and profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers; and broker/dealers acting for their own accounts or for the accounts of such institutional investors.



No sales charge is assessed on purchases of Institutional Shares of the Funds. Neither the Company nor the Trust imposes any minimum on initial or subsequent investments.



OPENING AN ACCOUNT. To open an account, complete and sign an application for Institutional Shares and mail it along with your check. You also may open your account by wire, as described below. Please be sure to furnish your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the Internal Revenue Service ("IRS")). Investments received without a certified taxpayer identification number may be returned.


If you are opening an account through a financial institution or other intermediary, this organization may have different minimum initial and subsequent investment requirements. Please contact this organization if you have questions. See BUYING SHARES - THROUGH FINANCIAL INSTITUTIONS below.


BUYING SHARES.  Shares may be purchased by any of the following three methods:


1. BY MAIL. Make your check payable to the Fund of your choice. If you are adding to your existing account, indicate your Fund account number directly on the check and send to:

    Harris Insight Funds
    c/o PFPC Inc.
    P.O. Box 8952
    Wilmington, Delaware 19899-8952

2. BY BANK WIRE. Call the Funds at (800) 625-7073 to initiate your purchase. Then wire your investment to:


    PNC Bank, N.A.
    Philadelphia, Pennsylvania
    ABA #0310-0005-3
    For Credit to: Harris Insight Funds
                85-5093-2950

        Re:      [Name of Fund] -- Institutional Shares
        Account No.:
        Account Name:


If you are opening an account, please promptly complete and mail the account application form to the Funds at the address above under BY MAIL. The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.



3. THROUGH FINANCIAL INSTITUTIONS. Shares of any of the Funds may be purchased through authorized broker-dealers, financial institutions and service agents with whom the Distributor has a selling agreement, including Harris Trust and HIM and their affiliates ("Institutions") on any day the Funds are open for business. See GENERAL PURCHASE INFORMATION. Institutions are responsible for the prompt transmission of buy, exchange or sell orders.


Each Institution may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments. Depending upon the terms of your account, Institutions may charge account fees for automatic investment and other services they provide, including account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income, which would reduce the your yield or return. Please read this Prospectus in connection with any information received from your Institution.

GENERAL PURCHASE INFORMATION


The Funds are open for business each day the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank of Philadelphia are both open for business (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day) ("Fund Business Day"). Except for the Money Market Funds, each Fund normally calculates its net asset value ("NAV") and offering price at the close of business of the Exchange, which is normally 4:00 p.m., Eastern time. Each of the Money Market Funds normally calculates its NAV on or before 12:00 Noon, Eastern time. Shares are purchased at the next share price calculated after your investment is received and accepted.

Orders placed directly with the Funds must be paid for by check or bank wire on the same day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed. The Company and Trust, as applicable, reserve the right to reject any purchase order.

                               HOW TO SELL SHARES
       -----------------------------------------------------------------

Shares may be sold (redeemed) at their next determined net asset value after receipt of a proper request by the Funds directly or through any Institution.

1. BY MAIL. Shareholders may sell shares by writing the Funds at the following address:

    Harris Insight Funds
    c/o PFPC Inc.
    P.O. Box 8952
    Wilmington, Delaware 19899-8952

Certain requests for redemption must be signed by the shareholder with signature guaranteed. See SHAREHOLDER SERVICES AND POLICIES - SIGNATURE GUARANTEES.


2. BY TELEPHONE. If you have chosen the telephone redemption privilege, you may make a telephone redemption request by calling the Funds at (800) 625-7073 and providing the your account number, the exact name of your account and your social security or taxpayer identification number. The Fund then will mail a check to your account address or, if you have elected the wire redemption privilege, wire the proceeds on the following business day.



3. BY BANK WIRE. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by federal funds wire to a bank account previously designated by you in writing. See GENERAL REDEMPTION INFORMATION - WIRE REDEMPTION PRIVILEGE below.


4. THROUGH FINANCIAL INSTITUTIONS. If you bought your shares through an Institution, you may redeem your shares through the Institution. Please contact the Institution for this service.

GENERAL REDEMPTION INFORMATION


There is no charge for redemptions, but if you bought your shares through an Institution, the Institution may charge an account-based service fee. A redemption order received in good order by your Institution or the Funds before the close of the Exchange and before the close of the Fund Business Day will be executed at the Fund's net asset value per share next determined on that day. A redemption order received after the close of the Exchange, or not received by the Funds prior to the close of the Fund Business Day, will be executed at the Fund's net asset value next determined on the next Fund Business Day.

Proceeds of redemption orders received in good order will normally be remitted within five but not more than seven business days, except that if a redemption request is made shortly after a recent purchase by check, proceeds will be distributed once the check used to purchase the Fund's shares clears, which may take up to 15 days or more after the investment. The proceeds may be more or less than the amount originally invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.


The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal in value to the redemption price to the extent permitted by applicable laws and regulations. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period when the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.


WIRE REDEMPTION PRIVILEGE. If the wire redemption privilege has been elected on the shareholder application, redemption of shares may be requested by telephone, on any day the Funds and the Transfer Agent are open for business, by calling the Funds at (800) 625-7073.



The minimum amount that may be wired is $1,000. Otherwise, a check is mailed to the shareholder's address of record. The Funds reserve the right to change this minimum or to terminate the privilege. Redemption proceeds normally are transmitted by wire on the business day after a redemption request is made. For the Money Market Funds, if a request is received by the Transfer Agent by 12:00 Noon, Eastern time on a day the Funds and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day.



                       SHAREHOLDER SERVICES AND POLICIES

       -----------------------------------------------------------------

EXCHANGING SHARES. YOU CAN EXCHANGE INSTITUTIONAL SHARES OF A FUND FOR INSTITUTIONAL SHARES OF THE OTHER HARRIS INSIGHT FUNDS OFFERING THOSE SHARES. Institutional Shares of any of the Funds that you have held for seven days or more may be exchanged for shares of any other Harris Insight Fund in an identically registered account, provided that Institutional Shares of the Fund to be acquired are registered for sale in the your state of residence.

If you would like the ability to exchange shares by telephone, please choose this option when you complete your application. The Funds reserve the right to limit the number of exchanges between Funds, to reject any telephone exchange order or otherwise to modify or discontinue exchange privileges at any time upon 60 days' written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.


SIGNATURE GUARANTEES. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. In addition to certain signature requirements, a signature guarantee is required in any of the following circumstances:

    - A redemption check is to be made payable to anyone other than the shareholder(s) of record.


    - A redemption check is to be mailed to an address other than the address of record.



    - A redemption amount is to be wired to a bank other than one previously authorized.


At the Funds' discretion, signature guarantees also may be required for other redemptions. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability.

TELEPHONE TRANSACTIONS. Investors may buy (by bank wire), sell and exchange shares by telephone. Shareholders engaging in telephone transactions should be aware that they may be foregoing some of the security associated with written requests. A shareholder may bear the risk of any resulting losses from a telephone transaction. The Funds will employ reasonable procedures to confirm that telephonic instructions are genuine. If the Funds or their service providers fail to employ these measures, they may be liable for any losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Please verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at the address listed in HOW TO SELL SHARES.

REDEMPTION OF SHARES IN SMALLER ACCOUNTS. Because of the high cost of maintaining small accounts, each Fund reserves the right to redeem all shares in an account whose value falls below $500 unless this is a result of a decline in the market value of the shares. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

SHARE CERTIFICATES.  Share certificates are not issued.

ELIGIBILITY BY STATE. You may only invest in, or exchange into, Institutional Shares legally available in your jurisdiction of residence.



REPORTS TO SHAREHOLDERS. You will receive an account statement after every transaction that affects your share balance, except for reinvestments of dividend and capital gain distributions, or at least annually, as well as a quarterly consolidated statement. In addition, each year you will receive an annual and semi-annual report to shareholders of each Fund in which you invest. If you would like copies of these reports, please call (800) 982-8782.


       HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION
       -----------------------------------------------------------------


Dividends of net investment income currently are declared and paid at least annually by each Fund in accordance with the Fund's dividend policy. Dividends from the International Fund, the Small-Cap Opportunity Fund and the Small-Cap Value Fund are declared and paid semi-annually. Dividends from each of the Growth Fund, the Equity Income Fund, the Equity Fund, the Index Fund, the Balanced Fund and the Convertible Securities Fund are declared and paid quarterly. Dividends from the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund are declared daily and paid monthly. Dividends from each of the Money Market Funds are declared daily and paid monthly. Any net capital gains will be declared and paid at least annually. Dividend and capital gain distributions may be invested in additional shares of the same Fund at net asset value and credited to the shareholder's account on the payment date or paid in cash (no sales charge is assessed on the reinvestment of dividends or distributions). Distribution checks and account statements will be mailed approximately two business days after the payment date.


Each Fund is treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally are applied to each Fund separately, rather than to the Trust or the Company as a whole. As a result, net capital gains, net investment income, and operating expenses are determined separately for each Fund. The Trust and the Company intend to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to federal income taxes.

Dividends (including net short-term capital gains), except "exempt-interest dividends" (described below), will be taxable to shareholders as ordinary income.

Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.

A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their price at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.



Dividends paid by each of the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund (the "Tax-Exempt Funds") out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.



Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for Federal income tax purposes. Under rules of the IRS for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by each Tax-Exempt Fund are anticipated to be exempt from Federal income taxes.


Shareholders of the Tax-Exempt Funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

The Trust and the Company, as applicable, will be required to withhold, subject to certain exemptions, a portion (currently 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust (or the Company) or Transfer Agent.

                              GENERAL INFORMATION
       -----------------------------------------------------------------

BANKING LAW MATTERS

Federal banking laws and regulations generally prohibit federally chartered or supervised banks from engaging directly in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies, such as Harris Trust and HIM, are permitted to purchase and sell securities upon the order and for the account of their customers.

Harris Trust and HIM believe that they may perform the services contemplated by this Prospectus and their respective agreements with the Company and Trust without violating applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, these services. If this were to happen, the Funds would seek alternative sources for these services.

HOW SHARE VALUE IS DETERMINED


Net asset value per share is the value of one share of a Fund, which is determined on each Fund Business Day. Net asset value per share of each class is determined by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities) allocable to that class by the number of shares of that class outstanding.



The net asset value per share of each of the non-Money Market Funds is determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Fund Business Day. The value of securities held by the non-Money Market Funds (other than bonds and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the time of valuation. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at their closing values on the exchange. Bonds are valued at the mean of the last bid and asked prices. In the absence of readily available market quotations (or when, in the view of the Portfolio Management Agent, available market quotations do not accurately reflect a security's fair value), securities are valued at their fair value as determined by the Trust's Board of Trustees or Company's Board of Directors. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


The net asset value per share of each of the Money Market Funds is determined at 12:00 Noon, Eastern time. In order to maintain a stable net asset value of $1.00 per share, each of the Funds uses the amortized cost method to value its portfolio securities.

HOW PERFORMANCE IS REPORTED

From time to time, each of the Funds may advertise its performance. Performance may be quoted in terms of total return, yield, effective yield and tax-equivalent yield. All performance information is based on historical results and is not intended to indicate future performance.


Total return refers to the amount an investment in a Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes the payment of the maximum sales load and the reinvestment of all dividends and distributions. The total return of each Fund shows what an investment in Institutional Shares of the Fund would have earned over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) assuming that the maximum sales load was paid and that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees. When a Fund compares its total return to that of other mutual funds or relevant indices, its total return also may be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.


A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund divides the interest income it earned from its investments for a 30-day period (net of expenses) by the average number of shares entitled to receive dividends. The result is then expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period (which period will be stated in the advertisement). The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.


The effective yield is calculated similarly but, when annualized, the income earned by an investment in shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield," which will be calculated only for the Tax-Exempt Funds, refers to the yield on a taxable investment necessary to produce an after-tax yield equal to a Fund's tax-exempt yield, and is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus, the tax-equivalent yield for a Fund will always exceed that Fund's yield.


From time to time the Money Market Funds advertise "30-day average yield" and "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day or monthly period, as appropriate (which period will be stated in the advertisement).

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc. and Lipper

Analytical Services, Inc. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. That material is not to be considered an indication of future performance. All performance information for a Fund is calculated on a class basis. In addition, a Fund may use a benchmark securities index as a measure of the Fund's performance. The Balanced Fund may measure performance using a composite of securities indices to reflect that Fund's policy of investing in both equity and fixed income securities. The Funds may from time to time advertise a comparison of their performance against relevant indices.

MORE INFORMATION ABOUT THE TRUST AND THE COMPANY

The Trust is an open-end management investment company which was organized on December 6, 1995 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust offers shares of beneficial interest, $.001 par value, for sale to the public. Currently, the Trust has 12 portfolios in operation. The Board has authorized each Fund of the Trust to issue two classes of shares, Class A Shares and Institutional Shares.


The Company, which was incorporated in Maryland on September 16, 1987, is an open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently, the Company has seven portfolios in operation, including two portfolios not offered in this Prospectus: Harris Insight Hemisphere Free Trade Fund and Harris Insight Convertible Fund. The Company's Board has authorized the Funds of the Company to issue two classes of shares, Class A and Institutional Shares, except with respect to Harris Insight Convertible Fund, which offers a single class.



Class A Shares of the Funds, which are offered primarily to retail investors, are sold with front-end sales charge (except with respect to the Money Market Funds) and bear additional expenses. In the future, the Board of Trustees of the Trust and the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio. Different classes of shares of a single portfolio may bear different sales charges and other expenses (including distribution fees) which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Funds at (800) 982-8782 or from any institution that makes available shares of the Funds. All shares of the Trust and all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Trust and all shares of the Company, when issued, will be fully paid and non-assessable.



As of April 1, 1997, Harris Trust owned of record all or substantially all of the Institutional Shares of the Funds and, for purposes of the 1940 Act, may have been deemed to control the Funds. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


The Trust and the Company may dispense with annual meetings of shareholders in any year in which Trustees and Directors are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees and Directors.

There is a possibility that the Trust might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company. Likewise, there is a possibility that the Company might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Trust.


Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

                       APPENDIX A: PERMITTED INVESTMENTS
       -----------------------------------------------------------------


ASSET-BACKED SECURITIES. The Equity Funds, the Short/Intermediate Bond Fund, the Bond Fund, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Money Market Fund may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Boards of Trustees and Directors, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.


Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

BANK OBLIGATIONS. A Fund may invest in obligations of bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.


The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks. See "Foreign Securities."

COMMON AND PREFERRED STOCK. The Equity Funds and the Convertible Securities Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES. The Equity Funds, the Convertible Securities Fund and the Bond Fund may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because these securities have the characteristics of both fixed income and equity securities, they sometimes are called "hybrid" securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of convertible securities, however, is also influenced by the value of the underlying common stock. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinate to any nonconvertible fixed income securities.


EXCHANGE RATE-RELATED SECURITIES. The International Fund may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities generally is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.


Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets.

FLOATING AND VARIABLE RATE SECURITIES. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to a some interest rate index or market interest rate. These adjustments tend to decrease the security's price sensitivity to changes in interest rates. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.



FOREIGN EXCHANGE CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.



Each of the Equity Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). A Fund may enter into Forward Contracts for "hedging" purposes -- either to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar -- or for non-hedging purposes. By entering into Forward Contracts, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. A Fund also may enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Portfolio Management Agent, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.


FOREIGN SECURITIES. The International Fund may invest in dollar-denominated and non-dollar-denominated foreign equity and debt securities. Each of the other Equity Funds may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. Each of the Equity Funds also may invest in American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. EDRs are typically issued by foreign banks and trust companies (although they also may be issued by U.S. banks or trust companies) and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

The Short/Intermediate Bond Fund and the Bond Fund (each with respect to 20% of its total assets) as well as the Money Market Fund may invest in non-convertible (and convertible in the case of the Bond Fund) debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Convertible Securities Fund may invest in dollar-denominated Eurodollar securities convertible into the common stock of domestic corporations. The Government Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. For example, investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, political instability, less complete financial information about the issuers and less market liquidity than domestic securities. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements than domestic banks.

GUARANTEED INVESTMENT CONTRACTS. The Short/Intermediate Bond Fund, the Bond Fund and the Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. GICs require a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the Fund based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may invest up to 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Under the supervision of the Trust's Board of Trustees (or the Company's Board of Directors), the Portfolio Management Agent or Adviser determines and monitors the liquidity of portfolio securities.


Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.


Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.



The Funds may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security.



These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors). These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees or Directors monitors implementation of these guidelines on a periodic basis.



INDEX FUTURES CONTRACTS; OPTIONS ON INDICES; OPTIONS ON SECURITIES. The Equity Funds, the Convertible Securities Fund, the Bond Fund, the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Intermediate Government Bond Fund may attempt to reduce the risk of investment in securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. These Funds also may attempt to reduce the risk of investment in debt securities by hedging a portion of its portfolio through the use of interest rate futures and options on such futures contracts. Except for the Index Fund, a Fund will use futures contracts and options on such futures contracts only as a hedge against anticipated changes in the values of securities held in its portfolio or in the values of securities that it intends to purchase. The Index Fund also may use S&P 500 Index futures contracts to simulate full investment in the underlying index while retaining a cash balance for liquidity purposes.


Each Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges or over-the-counter.

The use of index and interest rate futures contracts and options may expose a Fund to additional risks and transaction costs. Risks inherent in the use of such instruments include: (1) the risk that interest rates, securities prices or currency markets will not move in the direction that the portfolio manager anticipates; (2) the existence of an imperfect correlation between the price of such instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible inability to close out certain hedged positions may result in adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) the leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.



When a Fund invests in index and interest rate futures contracts and options, it may be required to segregate cash or other appropriate assets to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets. See "Investment Strategies" in the SAI.



INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term, debt securities (which may include municipal obligations that are exempt from federal income taxes) and which seek to maintain a $1.00 net asset value per share. Each non-Money Market Fund, other than the Equity Fund and the Short/Intermediate Bond Fund, also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly.


Securities of investment companies may be acquired by any of the Funds within the limits prescribed by the 1940 Act. These limit each such Fund so that: (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust or the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the Portfolio Management Agent or Adviser, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES. Each Fund (except the Money Market Funds) may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets. However, such loans may be made only if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from the borrower. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Company, the Adviser, the Portfolio Management Agent or the Distributor.


MORTGAGE-BACKED SECURITIES. The Equity Funds, the Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage- backed securities may be issued by government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers. U.S. Government- related mortgage-backed securities may be issued or guaranteed by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, or supported primarily or solely by the creditworthiness of the issuing U.S. Government agency or other entity.

CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations. Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), or Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.


Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.



MUNICIPAL OBLIGATIONS. The Balanced Fund, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-Exempt Money Market Fund may invest in municipal obligations. Municipal obligations include municipal bonds, municipal notes and municipal commercial paper. These securities may be issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities at the time of issuance of three years or less. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from other specific revenue sources such as the user of the facility being financed. Revenue securities include private activity bonds (also known as industrial revenue bonds), which may be purchased only by the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund and which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal notes are generally issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be. The municipal notes in which the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may invest include tax anticipation notes, bond anticipation notes, and revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues).



The Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may invest in municipal leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non- appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure may prove difficult.


REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.


The Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.


A Fund may not enter into a repurchase agreement or reverse repurchase agreements if, as a result, more than 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of the Fund's net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into repurchase agreements and reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors).



SECURITIES WITH PUTS. In order to maintain liquidity, the Equity Funds, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Intermediate Government Bond Fund, and the Money Market Funds may enter into puts with respect to portfolio securities with banks or broker-dealers that, in the opinion of the Portfolio Management Agent or Adviser present minimal credit risks. The ability of these Funds to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.



STAND-BY COMMITMENTS. The Balanced Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in U.S. Government Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. Government Securities. As used in this Prospectus, the term U.S. Government Securities means obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. The U.S. Government Securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

WARRANTS. The Equity Funds and the Convertible Securities Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. Each Fund may purchase securities (including securities issued pursuant to an initial public offering) on a "when-issued," "delayed delivery" or "forward commitment" basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will make a commitment to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The Funds do not earn income on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and Government Securities may be sold in this manner.

ZERO COUPON SECURITIES. Each of the Funds may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the U.S. Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES").



The International Fund, the Intermediate Government Bond Fund, and the Money Market Funds may invest in other types of related zero coupon securities commonly known as "stripped" securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Stripped securities also may be issued by corporations and municipalities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitations on illiquid investments.



Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero coupon security must include a portion of the original issue discount of the security as income. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other debt securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Portfolio Management Agent or Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

INVESTMENT ADVISER, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADMINISTRATOR AND DISTRIBUTOR
Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad & Chestnut Streets
Philadelphia, Pennsylvania 19101


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Bell, Boyd & Lloyd
Three First National Plaza
Chicago, Illinois 60602-4207

This Prospectus offers Class A shares ("Class A Shares") of seventeen investment portfolios advised by Harris Trust and Savings Bank (collectively, the "Funds"). The Equity Fund, the Short/Intermediate Bond Fund, the Tax-Exempt Money Market Fund, the Money Market Fund and the Government Money Market Fund are investment portfolios of HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"). Each other Fund is an investment portfolio of Harris Insight Funds Trust (the "Trust"). The Company and the Trust are registered as open-end management investment companies (mutual funds). The Funds, together with the other investment portfolios of the Trust and the Company, are known as the Harris Insight Funds.


Please read this Prospectus before investing and keep it on file for future reference. The Prospectus contains the information that a prospective investor should know before investing, including how each Fund invests and the many services available to shareholders.


To learn more about the Funds and their investments, you may obtain a copy of the Harris Insight Funds' most recent financial report and portfolio listing or Statement of Additional Information dated May 1, 1997 (the "SAI") simply by calling (800) 982-8782. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and (as supplemented from time to time) is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Funds.


THE HARRIS INSIGHT FUNDS ARE A FAMILY OF OPEN-END INVESTMENT COMPANIES COMMONLY KNOWN AS MUTUAL FUNDS. SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, HARRIS TRUST AND SAVINGS BANK OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE TAX-EXEMPT MONEY MARKET FUND, THE MONEY MARKET FUND OR THE GOVERNMENT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


May 1, 1997

                               TABLE OF CONTENTS


                                                                         Page
Fund Summary......................................................          3

Expense Summary...................................................          7

Financial Highlights..............................................         10

Investment Objectives and Policies................................         20
        Equity Funds..............................................         20
        Fixed Income Funds........................................         24
        Money Market Funds........................................         30

Additional Investment Information.................................         32
        Common Investment Policies................................         33
        Investment Limitations....................................         35
        Risk Considerations.......................................         36

Management........................................................         40

How to Buy Shares.................................................         45

How to Sell Shares................................................         49

Shareholder Services and Policies.................................         50

How the Funds Make Distributions to Shareholders; Tax
  Information.....................................................         52

General Information...............................................         54
        Banking Law Matters.......................................         54
        How Share Value Is Determined.............................         54
        How Performance Is Reported...............................         55
        More Information About the Trust and the Company..........         56

Appendix A: Permitted Investments.................................         58


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND/OR IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                  FUND SUMMARY
       -----------------------------------------------------------------

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

WHAT ARE THE OBJECTIVES OF THE FUNDS? HOW DO THE FUNDS ATTEMPT TO ACHIEVE THEIR OBJECTIVES?


Each of the Funds has distinct investment objectives and policies, which are summarized below in order of descending risk. For more complete information, see INVESTMENT OBJECTIVES AND POLICIES and ADDITIONAL INVESTMENT INFORMATION. Although no single Fund is intended to provide a complete or balanced investment program, each can serve as a component of an investor's investment program.


EQUITY FUNDS

    INTERNATIONAL FUND seeks to provide international diversification and capital appreciation by investing primarily in common stocks of foreign companies. Current income is a secondary objective.


    SMALL-CAP OPPORTUNITY FUND seeks to provide long-term capital appreciation by investing primarily in equity securities of smaller to medium capitalization companies that the portfolio management agent believes have above-average growth potential.



    SMALL-CAP VALUE FUND seeks to provide capital appreciation by investing primarily in equity securities of smaller to medium capitalization companies that the portfolio management agent believes have above-average growth potential and appear to be undervalued.



    GROWTH FUND seeks to provide capital appreciation and, secondarily, current income by investing primarily in common stocks and convertible securities of companies that the portfolio management agent believes have above-average growth potential.


    EQUITY FUND seeks to provide capital appreciation and current income by investing primarily in common stocks.


    EQUITY INCOME FUND seeks to provide current income and, secondarily, capital appreciation, by investing primarily in common stocks and convertible securities.


    INDEX FUND seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index, by investing primarily in securities of companies that comprise that index.

    BALANCED FUND seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.


FIXED INCOME FUNDS



    CONVERTIBLE SECURITIES FUND seeks to provide capital appreciation and current income by investing primarily in securities, such as bonds, debentures, notes, preferred stocks or warrants, that are convertible into common stocks.

    TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations of varying maturities.

    BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

    INTERMEDIATE TAX-EXEMPT BOND FUND seeks to provide a high level of current income that is exempt from federal income tax by investing, under normal market conditions, at least 80% of its assets in municipal obligations with an intermediate-term average maturity.

    SHORT/INTERMEDIATE BOND FUND seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate-term average maturity.

    INTERMEDIATE GOVERNMENT BOND FUND seeks to provide a high level of current income, consistent with preservation of capital, by investing primarily in U.S. Government Securities having an intermediate-term average maturity.

MONEY MARKET FUNDS


    TAX-EXEMPT MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing primarily in high-quality, short-term municipal obligations.



    MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing in a broad range of short-term money market instruments.



    GOVERNMENT MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with its investment policies, and with preservation of capital and liquidity, by investing exclusively in short-term U.S. Government Securities and repurchase agreements backed by those securities.


WHO MANAGES EACH FUND'S INVESTMENTS?


Harris Trust and Savings Bank ("Harris Trust" or the "Adviser") serves as the investment adviser for each Fund. Harris Trust and its predecessors have provided investment management services to clients for over 100 years. In addition to the services it performs for the Funds, Harris Trust provides investment management services for pension, profit-sharing and personal portfolios. As of December 31, 1996, total discretionary trust assets under management totaled approximately $13.3 billion.



Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services for each of the Funds except for the Tax-Exempt Money Market Fund. As of December 31, 1996, HIM had a staff of 62, including 35 professionals, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of that date, assets under management were approximately $9.2 billion.



Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc. See MANAGEMENT.


WHO SHOULD INVEST IN THE FUNDS?


The EQUITY FUNDS -- the International Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Growth Fund, the Equity Fund, the Equity Income Fund, the Index Fund and the Balanced Fund -- are designed for long-term investors who can tolerate changes in the value of their investments in return for the possibility of higher returns. The FIXED INCOME FUNDS -- the Convertible Securities Fund, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund -- are designed for investors seeking some degree of current income. The MONEY MARKET FUNDS -- the Tax-Exempt Money Market Fund, the Money Market Fund and the Government Money Market Fund -- are designed for conservative investors seeking stability of principal, current income at money market rates, and liquidity. The Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund are specifically designed for those investors who seek income that is exempt from federal income tax.



In making your investment decisions, consider your investment goals, your time horizon to achieve them, and your tolerance for risk. For more information about each Fund and its investments, see INVESTMENT OBJECTIVES AND POLICIES.


WHAT ADVANTAGES DO THE FUNDS OFFER?

An investment gives the investor benefits customarily available only to large investors, such as diversification, greater liquidity, professional management, and relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

Dividends from the International Fund, the Small-Cap Opportunity Fund and the Small-Cap Value Fund are declared and paid semi-annually. Dividends from the Growth Fund, the Equity Income Fund, the Equity Fund, the Index Fund, the Balanced Fund and the Convertible Securities Fund are declared and paid quarterly. Dividends from the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund are declared daily and paid monthly. Dividends from each of the Money Market Funds are declared daily and paid monthly. Any net capital gains will be declared and paid at least annually. See HOW DISTRIBUTIONS ARE MADE; TAX INFORMATION.

HOW ARE SHARES BOUGHT AND SOLD?

Class A Shares are offered through this Prospectus at a price equal to their net asset value plus any applicable sales charge.

Shares may be bought or sold by mail, by bank wire or through your broker-dealer or other financial institution. The minimum initial investment in Class A Shares is $1,000. The minimum subsequent investment is $50. See HOW TO BUY SHARES and HOW TO SELL SHARES.

WHAT RISKS ARE ASSOCIATED WITH THE FUNDS?

There can be no assurance that any Fund will achieve its investment objective or that the Money Market Funds will be able to maintain a stable net asset value.

The net asset value of each of the Equity Funds and the Fixed Income Funds will fluctuate based upon changes in the value of the Fund's portfolio securities and, when shares are sold, an investment may be worth more or less than the investment's original value. As with any mutual fund, the fundamental risk is that the value of securities that a Fund holds may decrease. Each Fund's performance and price per share changes daily based on many factors, including the perceived quality of the Fund's investments, U.S. and international economic conditions and general market conditions.


The market value of equity securities is based upon the market's perception of the issuing company's value. Normally, the values of fixed income securities vary inversely with changes in prevailing interest rates. However, the potential for appreciation in mortgage-backed fixed income securities in the event of a decline in interest rates may be limited or negated by increased principal prepayments on these securities. Fixed income securities also are subject to "credit risk" relating to the financial condition of the issuer of the securities.



Certain investments and investment techniques entail additional risks, such as investments in foreign issuers, issuers with limited market capitalization, mortgage- or asset-backed securities, zero coupon securities and options, futures contracts and forward contracts. The use of leverage by certain Funds through borrowings, reverse repurchase agreements and other investment techniques involves additional risks.



The policy of investing in smaller companies employed by the Small-Cap Value Fund, the Small-Cap Opportunity Fund and the other Funds that invest in small company securities entails certain risks in addition to those normally associated with equity securities. Similarly, the International Fund's policy of investing in foreign securities entails certain risks in addition to those normally associated with equity securities.



For information about particular risks, see ADDITIONAL INVESTMENT INFORMATION - RISK CONSIDERATIONS.

                                EXPENSE SUMMARY
       -----------------------------------------------------------------

The following tables illustrate information concerning shareholder transaction expenses and annual fund operating expenses for Class A Shares of the Funds. Shareholder transaction expenses are charges you pay when you buy, sell or hold shares of a Fund. Annual operating expenses are factored into each Fund's share price and are not charged directly to shareholder accounts.


SHAREHOLDER TRANSACTION EXPENSES



                                                               EQUITY       FIXED-INCOME        MONEY MARKET
                                                                FUNDS           FUNDS               FUNDS
                                                             -----------  -----------------  -------------------
Maximum Sales Load Imposed on Purchases                           4.50%           4.50%             None



ANNUAL OPERATING EXPENSES (as a percentage of average net assets after applicable fee waivers and expense reimbursements)*



                                                       INVESTMENT                                       TOTAL OPERATING
                                                     ADVISORY FEES    RULE 12B-1 FEES   OTHER EXPENSES     EXPENSES
                                                    ----------------  ----------------  --------------  ---------------
EQUITY FUNDS
  International Fund                                        1.03%             0.25%            0.33%           1.61%
  Small-Cap Opportunity Fund                                0.98              0.25             0.22            1.45
  Small-Cap Value Fund                                      0.80              0.25             0.19            1.24
  Growth Fund                                               0.86              0.25             0.24            1.35
  Equity Fund                                               0.70              0.25             0.20            1.15
  Equity Income Fund                                        0.66              0.25             0.27            1.18
  Index Fund                                                0.21              0.25             0.24            0.70
  Balanced Fund                                             0.60              0.25             0.28            1.13
FIXED-INCOME FUNDS
  Convertible Securities Fund                               0.70              0.25             0.22            1.17
  Tax-Exempt Bond Fund                                      0.59              0.25             0.21            1.05
  Bond Fund                                                 0.27              0.25             0.33            0.85
  Intermediate Tax-Exempt Bond Fund                         0.58              0.25             0.22            1.05
  Short/Intermediate Bond Fund                              0.40              0.25             0.20            0.85
  Intermediate Government Bond Fund                         0.30              0.25             0.20            0.75
MONEY MARKET FUNDS
  Tax-Exempt Money Market Fund                              0.11              0.24             0.18            0.53
  Money Market Fund                                         0.10              0.25             0.17            0.52
  Government Money Market Fund                              0.12              0.23             0.19            0.54



* The amounts for expenses are based on amounts incurred during the Funds' most recent fiscal year, except that other expenses for the Small-Cap Value Fund, Balanced Fund, Convertible Securities Fund and Intermediate Government Bond Fund are based on estimated expenses and projected assets for the current fiscal year.
    Without fee waivers or expense reimbursements, investment advisory fees and total operating expenses would be 1.05% and 1.63% for the International Fund, 1.00% and 1.47% for the Small-Cap Opportunity Fund, 0.90% and 1.39% for the Growth Fund, 0.70% and 1.22% for the Equity Income Fund, 0.25% and 0.74% for the Index Fund, 0.60% and 1.06% for the Tax-Exempt Bond Fund, 0.65% and 1.23% for the Bond Fund, 0.60% and 1.07% for the Intermediate Tax-Exempt Bond Fund, and 0.70% and 1.15% for the Short/Intermediate Bond Fund; and Rule 12b-1 fees, other expenses and total operating expenses would be 0.35%, 0.18% and 0.64% for the Tax-Exempt Money Market Fund, 0.35%, 0.18% and 0.63% for the Money Market Fund, and 0.35%, 0.20% and 0.67% for the Government Money Market Fund.
    Customers of a financial institution, such as Harris Trust, also may be charged certain fees and expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (such as trust, estate settlement, advisory or custodian services).

EXAMPLE



The table below shows what you would pay if you invested $1,000 over the time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.



                                                                     ONE YEAR    THREE YEARS  FIVE YEARS    TEN YEARS
                                                                    -----------  -----------  -----------  -----------
EQUITY FUNDS
  International Fund                                                 $      61    $      95    $     131    $     232
  Small-Cap Opportunity Fund                                                59           89          121          211
  Small-Cap Value Fund                                                      57           83          110          188
  Growth Fund                                                               58           86          116          200
  Equity Fund                                                               56           80          105          178
  Equity Income Fund                                                        56           81          107          182
  Index Fund                                                                52           66           82          128
  Balanced Fund                                                             56           79          104          176

FIXED-INCOME FUNDS
  Convertible Securities Fund                                               56           80          106          181
  Tax-Exempt Bond Fund                                                      55           77          100          167
  Bond Fund                                                                 53           71           90          145
  Intermediate Tax-Exempt Bond Fund                                         55           77          100          167
  Short/Intermediate Bond Fund                                              53           71           90          145
  Intermediate Government Bond Fund                                         52           68           85          134

MONEY MARKET FUNDS
  Tax-Exempt Money Market Fund                                               5           17           30           66
  Money Market Fund                                                          5           17           29           65
  Government Money Market Fund                                               6           17           30           68



THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.



The purpose of the expense tables is to help you understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning these costs and expenses, see MANAGEMENT.

                      (This Page Intentionally Left Blank)

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------


The financial highlights on the following pages represent selected data for a single Class A Share of each Fund for the periods shown. This information has been derived from the financial statements audited by Price Waterhouse LLP, independent accountants. The Funds' financial statements for the year ended December 31, 1996 and independent accountants' report thereon are included in the Funds' Annual Report and are incorporated by reference into (are legally a part of)



the Funds' SAI. The financial highlights should be read in conjunction with the



                                                     SMALL-CAP
                                                     OPPORTUNITY    GROWTH
                                     INTERNATIONAL      FUND         FUND
                                         FUND        ----------   ----------
                                     -------------    FOR THE      FOR THE     -----------------------
                                        FOR THE        PERIOD       PERIOD
                                        PERIOD       04/19/96(1)  04/19/96(1)     YEAR         YEAR
                                      03/13/96(1)        TO           TO         ENDED        ENDED
                                      TO 12/31/96     12/31/96     12/31/96     12/31/96     12/31/95
                                     -------------   ----------   ----------   ----------   ----------
Net Asset Value, Beginning of
Period.............................     $14.69         $14.25       $16.49       $13.99       $11.28
                                     -------------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............      0.091          0.032        0.030        0.451        0.229
Net Realized and Unrealized
Gain/(Loss)
  on Investments...................      0.860          1.996        3.273        2.926        3.827
                                     -------------   ----------   ----------   ----------   ----------
Total from Investment Operations...      0.951          2.028        3.303        3.377        4.056
                                     -------------   ----------   ----------   ----------   ----------
LESS DISTRIBUTIONS:
Net Investment Income..............     (0.113)        (0.050)      (0.038)      (0.173)      (0.232)
Net Realized Gains.................     (0.068)        (0.718)      (1.065)      (1.664)      (1.114)
                                     -------------   ----------   ----------   ----------   ----------
Total Distributions................     (0.181)        (0.768)      (1.103)      (1.837)      (1.346)
                                     -------------   ----------   ----------   ----------   ----------
Net Asset Value, End of Period.....     $15.46         $15.51       $18.69       $15.53       $13.99
                                     -------------   ----------   ----------   ----------   ----------
                                     -------------   ----------   ----------   ----------   ----------
TOTAL RETURN (4)(5)................       6.48%         14.29%       19.95%       24.15%       36.26%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...        597            443          397        7,792       61,256
Ratios of Expenses to Average Net
  Assets (2).......................       1.61%(3)       1.45%(3)     1.35%(3)     0.94%        0.96%
Ratio of Net Investment Income to
  Average Net Assets...............       0.35%(3)       0.10%(3)     0.17%(3)     1.47%        1.75%
Portfolio Turnover Rate............       6.72%         46.13%       35.36%       75.20%       75.93%
Average Commission Rate (6)........     $0.020         $0.058       $0.058       $0.056           --



(1) Date commenced operations.



(2) Without the voluntary waiver of fees, the annualized expense ratios for the period ended December 31, 1996 for the International Fund, Small-Cap Opportunity Fund and Growth Fund would have been 1.63%, 1.47% and 1.39%, respectively. Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and
    the period ended December 31, 1988 for the Equity Fund would have been 0.97%, 0.92%, 0.96%, 0.98%, 1.01%, 1.21%, 1.47% and 1.41% (annualized), respectively.



(3) Annualized.



(4) Total returns for periods less than one year are not annualized.



(5) Sales load is not reflected in total return.



(6) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

financial statements. Further information about each Fund's performance is contained in the Annual Report, which may be obtained from the Harris Insight Funds without charge. Financial highlights are not provided for the Small-Cap Value Fund, the Balanced Fund, the Convertible Securities Fund and the Intermediate Government Bond Fund because, as of December 31, 1996, those Funds had not yet commenced operations.



                                     EQUITY FUND
                                     --------------------------------------------------------------------------------------
                                                                                                                  FOR THE
                                                                                                                   PERIOD
                                      YEAR        YEAR         YEAR         YEAR         YEAR         YEAR       02/26/88(1)
                                      ENDED      ENDED        ENDED        ENDED        ENDED         ENDED          TO
                                     12/31/94   12/31/93     12/31/92     12/31/91     12/31/90     12/31/89      12/31/88
                                     -------   ----------   ----------   ----------   ----------   -----------   ----------
Net Asset Value, Beginning of
Period.............................  $ 12.86     $11.57       $12.08       $10.05       $11.22       $10.58        $10.00
                                     -------   ----------   ----------   ----------   ----------   -----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............    0.263      0.197        0.267        0.282        0.323        0.347         0.265
Net Realized and Unrealized
Gain/(Loss)
  on Investments...................   (0.514)     1.904        0.703        2.418       (1.203)       2.573         0.555
                                     -------   ----------   ----------   ----------   ----------   -----------   ----------
Total from Investment Operations...   (0.251)     2.101        0.970        2.700       (0.880)       2.920         0.820
                                     -------   ----------   ----------   ----------   ----------   -----------   ----------
LESS DISTRIBUTIONS:
Net Investment Income..............   (0.263)    (0.204)      (0.290)      (0.280)      (0.290)      (0.450)       (0.240)
Net Realized Gains.................   (1.066)    (0.607)      (1.190)      (0.390)          --       (1.830)           --
                                     -------   ----------   ----------   ----------   ----------   -----------   ----------
Total Distributions................   (1.329)    (0.811)      (1.480)      (0.670)      (0.290)      (2.280)       (0.240)
                                     -------   ----------   ----------   ----------   ----------   -----------   ----------
Net Asset Value, End of Period.....  $ 11.28     $12.86       $11.57       $12.08       $10.05       $11.22        $10.58
                                     -------   ----------   ----------   ----------   ----------   -----------   ----------
                                     -------   ----------   ----------   ----------   ----------   -----------   ----------
TOTAL RETURN (4)(5)................    (2.05)%    18.23%        8.19%       27.29%       (7.78)%      27.81%         8.23%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...   38,920     47,241       31,809       34,150       24,649       15,885        24,524
Ratios of Expenses to Average Net
  Assets (2).......................     0.90%      0.93%        0.96%        0.98%        1.00%        1.00%         1.00%(3)
Ratio of Net Investment Income to
  Average Net Assets...............     1.94%      1.59%        2.16%        2.52%        3.29%        2.95%         3.03%(3)
Portfolio Turnover Rate............    87.83%     57.31%       63.79%       77.85%       52.27%       42.00%        33.03%
Average Commission Rate (6)........       --         --           --           --           --           --            --

       -----------------------------------------------------------------


                                                                                                            INTERMEDIATE
                                                      EQUITY                    TAX-EXEMPT                   TAX-EXEMPT
                                                    INCOME FUND   INDEX FUND     BOND FUND     BOND FUND     BOND FUND
                                                    -----------   -----------   -----------   -----------   ------------
                                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                      PERIOD        PERIOD        PERIOD        PERIOD         PERIOD
                                                    04/18/96(1)   04/19/96(1)   10/02/96(1)   04/22/96(1)   03/13/96(1)
                                                    TO 12/31/96   TO 12/31/96   TO 12/31/96   TO 12/31/96   TO 12/31/96
                                                    -----------   -----------   -----------   -----------   ------------
Net Asset Value, Beginning of Period..............    $ 13.02       $ 16.35       $10.33        $  9.99        $10.55
                                                    -----------   -----------   -----------   -----------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income.............................      0.179         0.188        0.105          0.402         0.084
Net Realized and Unrealized Gain/
  (Loss) on Investments...........................      1.732         2.511        0.136          0.113         0.066
                                                    -----------   -----------   -----------   -----------   ------------
Total from Investment Operations..................      1.911         2.699        0.241          0.515         0.150
                                                    -----------   -----------   -----------   -----------   ------------
LESS DISTRIBUTIONS:
Net Investment Income.............................     (0.213)       (0.225)      (0.105)        (0.402)       (0.084)
Net Realized Gains................................     (0.998)       (0.344)      (0.216)        (0.033)       (0.036)
                                                    -----------   -----------   -----------   -----------   ------------
Total Distributions...............................     (1.211)       (0.569)      (0.321)        (0.435)       (0.120)
                                                    -----------   -----------   -----------   -----------   ------------
Net Asset Value, End of Period....................    $ 13.72       $ 18.48       $10.25        $ 10.07        $10.58
                                                    -----------   -----------   -----------   -----------   ------------
                                                    -----------   -----------   -----------   -----------   ------------
TOTAL RETURN (4)(5)...............................      14.67%        16.56%        2.34%          5.27%         1.44%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)..................        298           150           38            130            --
Ratios of Expenses to Average Net Assets (2)......       1.18%(3)      0.70%(3)     1.05%(3)       0.85%(3)      1.04%(3)
Ratio of Net Investment Income to Average Net
 Assets...........................................       2.11%(3)      1.60%(3)     4.35%(3)       5.87%(3)      4.33%(3)
Portfolio Turnover Rate...........................      52.77%         4.71%       61.60%        116.02%        57.23%
Average Commission Rate (6).......................    $ 0.059       $ 0.038           --             --            --



(1) Date commenced operations.



(2) Without the voluntary waiver of fees, the annualized expense ratios for the period ended December 31, 1996 for the Equity Income Fund, Index Fund, Tax-Exempt Bond Fund, Bond Fund and Intermediate Tax-Exempt Bond Fund would have been 1.19%, 0.74%, 1.06%, 1.23% and 1.07%, respectively. Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996, 1995, 1994, 1993 and 1992, and the period ended December 31, 1991 for the Short/Intermediate Bond Fund would have been 0.92%, 0.96%, 0.92%, 0.94%, 0.93% and 1.01% (annualized), respectively.



(3) Annualized.



(4) Total returns for periods less than one year are not annualized.



(5) Sales load is not reflected in total return.



(6) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

                                SHORT/INTERMEDIATE BOND FUND
----------------------------------------------------------------------------------------------
                                                                                   FOR THE
     YEAR            YEAR            YEAR            YEAR            YEAR           PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED        04/01/91(1)
   12/31/96        12/31/95        12/31/94        12/31/93        12/31/92      TO 12/31/91
--------------  --------------  --------------  --------------  --------------  --------------
 $      10.38    $       9.66    $      10.34    $      10.22    $      10.57    $      10.00
--------------  --------------  --------------  --------------  --------------  --------------
        0.594           0.588           0.559           0.563           0.630           0.474
       (0.247)          0.720          (0.694)          0.435          (0.087)          0.601
--------------  --------------  --------------  --------------  --------------  --------------
        0.347           1.308          (0.135)          0.998           0.543           1.075
--------------  --------------  --------------  --------------  --------------  --------------
       (0.587)         (0.588)         (0.545)         (0.564)         (0.631)         (0.475)
           --              --              --          (0.314)         (0.262)         (0.030)
--------------  --------------  --------------  --------------  --------------  --------------
       (0.587)         (0.588)         (0.545)         (0.878)         (0.893)         (0.505)
--------------  --------------  --------------  --------------  --------------  --------------
 $      10.14    $      10.38    $       9.66    $      10.34    $      10.22    $      10.57
--------------  --------------  --------------  --------------  --------------  --------------
--------------  --------------  --------------  --------------  --------------  --------------
         3.51%          13.88%          (1.29)%          9.91%           5.28%          11.04%(4)

        4,432          51,814          44,333          74,057          71,848          44,313
         0.62%           0.60%           0.60%           0.60%           0.60%           0.60%(3)
         5.59%           5.91%           5.29%           5.32%           6.07%           6.60%(3)
       186.02%         194.94%         140.99%         215.07%         133.78%         108.70%
           --              --              --              --              --              --

       -----------------------------------------------------------------


                                     ---------------------------
                                      YEAR      YEAR      YEAR
                                      ENDED     ENDED     ENDED
                                     12/31/96  12/31/95  12/31/94
                                     -------   -------   -------
Net Asset Value, Beginning of
Period.............................  $ 1.00    $ 1.00    $ 1.00
                                     -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............   0.029     0.033     0.023
                                     -------   -------   -------
Total from Investment Operations...   0.029     0.033     0.023
                                     -------   -------   -------
LESS DISTRIBUTIONS:
Net Investment Income..............  (0.029)   (0.033)   (0.023)
                                     -------   -------   -------
Total Distributions................  (0.029)   (0.033)   (0.023)
                                     -------   -------   -------
Net Asset Value, End of Period.....  $ 1.00    $ 1.00    $ 1.00
                                     -------   -------   -------
                                     -------   -------   -------
TOTAL RETURN.......................    2.94%     3.31%     2.30%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...  178,849   170,570   123,501
Ratios of Expenses to Average Net
Assets (2).........................    0.53%     0.56%     0.54%
Ratio of Net Investment Income to
Average
  Net Assets.......................    2.89%     3.25%     2.20%



*   Formerly the Tax-Free Money Market Fund.



(1) Date commenced operations.



(2) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and period ended December 31, 1988, would have been 0.64%, 0.65%, 0.65%, 0.71%, 0.73%,
    0.75%, 0.78%, 0.82% and 0.85% (annualized), respectively.



(3) Annualized.



(4) Total returns for periods less than one year are not annualized.

                                     TAX-EXEMPT MONEY MARKET FUND*
                                     ---------------------------------------------------------
                                                                                       FOR THE
                                                                                       PERIOD
                                      YEAR      YEAR      YEAR      YEAR      YEAR     02/09/88(1)
                                      ENDED     ENDED     ENDED     ENDED     ENDED      TO
                                     12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88
                                     -------   -------   -------   -------   -------   -------
Net Asset Value, Beginning of
Period.............................  $  1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                     -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............    0.020    0.025     0.041     0.053     0.058     0.043
                                     -------   -------   -------   -------   -------   -------
Total from Investment Operations...    0.020    0.025     0.041     0.053     0.058     0.043
                                     -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Net Investment Income..............   (0.020)  (0.025)   (0.041)   (0.053)   (0.058)   (0.043)
                                     -------   -------   -------   -------   -------   -------
Total Distributions................   (0.020)  (0.025)   (0.041)   (0.053)   (0.058)   (0.043)
                                     -------   -------   -------   -------   -------   -------
Net Asset Value, End of Period.....  $  1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                     -------   -------   -------   -------   -------   -------
                                     -------   -------   -------   -------   -------   -------
TOTAL RETURN.......................     1.99%    2.54%     4.16%     5.51%     5.91%     4.39%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...  168,440   152,821   157,693   136,117   112,674   103,192
Ratios of Expenses to Average Net
Assets (2).........................     0.54%    0.62%     0.49%     0.47%     0.43%     0.51%(3)
Ratio of Net Investment Income to
Average
  Net Assets.......................     1.97%    2.50%     4.08%     5.38%     5.76%     4.81%(3)

       -----------------------------------------------------------------


                                     ---------------------------
                                      YEAR      YEAR      YEAR
                                      ENDED     ENDED     ENDED
                                     12/31/96  12/31/95  12/31/94
                                     -------   -------   -------
Net Asset Value, Beginning of
Period.............................  $ 1.00    $ 1.00    $ 1.00
                                     -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............   0.050     0.054     0.037
                                     -------   -------   -------
Total from Investment Operations...   0.050     0.054     0.037
                                     -------   -------   -------
LESS DISTRIBUTIONS:
Net Investment Income..............  (0.050)   (0.054)   (0.037)
                                     -------   -------   -------
Total Distributions................  (0.050)   (0.054)   (0.037)
                                     -------   -------   -------
Net Asset Value, End of Period.....  $ 1.00    $ 1.00    $ 1.00
                                     -------   -------   -------
                                     -------   -------   -------
TOTAL RETURN.......................    5.11%     5.58%     3.79%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...  461,213   423,588   530,366
Ratios of Expenses to Average Net
Assets (2).........................    0.52%     0.56%     0.55%
Ratio of Net Investment Income to
Average
  Net Assets.......................    5.00%     5.42%     3.79%



*   Formerly the Cash Management Fund.



(1) Date commenced operations.



(2) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
    period ended December 31, 1988, would have been 0.63%, 0.65%, 0.65%, 0.72%, 0.73%, 0.74%, 0.78%, 0.85% amd 0.87% (annualized) respectively.



(3) Annualized.



(4) Total returns for periods less than one year are not annualized.

                                     MONEY MARKET FUND*
                                     ------------------------------------------------------------
                                                                                        FOR THE
                                                                                         PERIOD
                                      YEAR      YEAR      YEAR      YEAR      YEAR     02/10/88(1)
                                      ENDED     ENDED     ENDED     ENDED     ENDED        TO
                                     12/31/93  12/31/92  12/31/91  12/31/90  12/31/89   12/31/88
                                     -------   -------   -------   -------   -------   ----------
Net Asset Value, Beginning of
Period.............................  $  1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00
                                     -------   -------   -------   -------   -------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............    0.027    0.034     0.057     0.077     0.086       0.064
                                     -------   -------   -------   -------   -------   ----------
Total from Investment Operations...    0.027    0.034     0.057     0.077     0.086       0.064
                                     -------   -------   -------   -------   -------   ----------
LESS DISTRIBUTIONS:
Net Investment Income..............   (0.027)  (0.034)   (0.057)   (0.077)   (0.086)     (0.064)
                                     -------   -------   -------   -------   -------   ----------
Total Distributions................   (0.027)  (0.034)   (0.057)   (0.077)   (0.086)     (0.064)
                                     -------   -------   -------   -------   -------   ----------
Net Asset Value, End of Period.....  $  1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00
                                     -------   -------   -------   -------   -------   ----------
                                     -------   -------   -------   -------   -------   ----------
TOTAL RETURN.......................     2.69%    3.41%     5.87%     7.94%     9.01%       6.59%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...  348,984   383,280   263,419   153,934   172,439    112,144
Ratios of Expenses to Average Net
Assets (2).........................     0.57%    0.60%     0.71%     0.67%     0.58%       0.46%(3)
Ratio of Net Investment Income to
Average
  Net Assets.......................     2.66%    3.34%     5.69%     7.66%     8.60%       7.15%(3)

       -----------------------------------------------------------------


                                     ---------------------------
                                      YEAR      YEAR      YEAR
                                      ENDED     ENDED     ENDED
                                     12/31/96  12/31/95  12/31/94
                                     -------   -------   -------
Net Asset Value, Beginning of
Period.............................  $ 1.00    $ 1.00    $ 1.00
                                     -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............   0.049     0.054     0.037
                                     -------   -------   -------
Total from Investment Operations...   0.049     0.054     0.037
                                     -------   -------   -------
LESS DISTRIBUTIONS:
Net Investment Income..............  (0.049)   (0.054)   (0.037)
                                     -------   -------   -------
Total Distributions................  (0.049)   (0.054)   (0.037)
                                     -------   -------   -------
Net Asset Value, End of Period.....  $ 1.00    $ 1.00    $ 1.00
                                     -------   -------   -------
                                     -------   -------   -------
TOTAL RETURN.......................    5.00%     5.51%     3.72%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...  206,073   264,426   229,619
Ratios of Expenses to Average Net
Assets (2).........................    0.54%     0.57%     0.60%
Ratio of Net Investment Income to
Average
  Net Assets.......................    4.89%     5.36%     3.62%



*   Formerly the Government Assets Fund.



(1) Date commenced operations.



(2) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
    period ended December 31, 1988, would have been 0.67%, 0.67%, 0.66%, 0.70%, 0.70%, 0.78%, 0.83%, 0.88% and 0.99% (annualized), respectively.



(3) Annualized.



(4) Total returns for periods less than one year are not annualized.

                                     GOVERNMENT MONEY MARKET FUND*
                                     ------------------------------------------------------------
                                                                                        FOR THE
                                                                                         PERIOD
                                      YEAR      YEAR      YEAR      YEAR      YEAR     02/11/88(1)
                                      ENDED     ENDED     ENDED     ENDED     ENDED        TO
                                     12/31/93  12/31/92  12/31/91  12/31/90  12/31/89   12/31/88
                                     -------   -------   -------   -------   -------   ----------
Net Asset Value, Beginning of
Period.............................  $  1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00
                                     -------   -------   -------   -------   -------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............    0.026    0.033     0.055     0.075     0.084       0.061
                                     -------   -------   -------   -------   -------   ----------
Total from Investment Operations...    0.026    0.033     0.055     0.075     0.084       0.061
                                     -------   -------   -------   -------   -------   ----------
LESS DISTRIBUTIONS:
Net Investment Income..............   (0.026)  (0.033)   (0.055)   (0.075)   (0.084)     (0.061)
                                     -------   -------   -------   -------   -------   ----------
Total Distributions................   (0.026)  (0.033)   (0.055)   (0.075)   (0.084)     (0.061)
                                     -------   -------   -------   -------   -------   ----------
Net Asset Value, End of Period.....  $  1.00   $ 1.00    $ 1.00    $ 1.00    $ 1.00      $ 1.00
                                     -------   -------   -------   -------   -------   ----------
                                     -------   -------   -------   -------   -------   ----------
TOTAL RETURN.......................     2.62%    3.42%     5.67%     7.78%     8.80%       6.27%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...  263,909   140,134   632,663   87,098    35,751      43,870
Ratios of Expenses to Average Net
Assets (2).........................     0.61%    0.66%     0.71%     0.52%     0.40%       0.54%(3)
Ratio of Net Investment Income to
Average
  Net Assets.......................     2.57%    3.34%     5.45%     7.49%     8.45%       7.24%(3)

                       INVESTMENT OBJECTIVES AND POLICIES
       -----------------------------------------------------------------

Each of the Funds has distinct investment objectives and policies, which are set forth below. Investments that may be made by all of the Funds are listed under ADDITIONAL INVESTMENT INFORMATION - COMMON INVESTMENT POLICIES. For a further description of each Fund's investments and investment techniques, see ADDITIONAL INVESTMENT INFORMATION, APPENDIX A: PERMITTED INVESTMENTS ("Appendix A") and the SAI. There is no assurance that any Fund will achieve its investment objective or that the Money Market Funds will be able to maintain a stable net asset value.


EQUITY FUNDS


INTERNATIONAL FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective.

    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in securities that are typical of those comprising the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index. Securities are selected based on their value as well as the relative valuation of their base currencies. Thus, the Fund may be more or less reflective of the EAFE universe at any point in time.

    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of foreign issuers (i.e., issuers organized outside the United States or whose principal trading market is outside the United States). The Fund invests in the securities of issuers located in at least three foreign countries. The Fund seeks to manage risk through the diversification of its investments.

    The Fund also may invest in exchange rate-related securities, securities convertible into or exchangeable for foreign equity securities, and custodial receipts for Treasury securities. In addition, the Fund may engage in the purchase and sale of foreign currency for hedging purposes.

SMALL-CAP OPPORTUNITY FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide long-term capital appreciation.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller to medium capitalizations that the Portfolio Management Agent believes are attractively valued in the market. Market capitalization refers to the total market value of a company's outstanding shares of common stock. Smaller to medium capitalization companies are those with market capitalizations, at the time of the Fund's investment of between $100 million and $2.5 billion.

    In investing the Fund's assets, the Portfolio Management Agent follows an investment management discipline that seeks to identify companies offering above-average earnings, sales and asset value growth. These securities will tend to be represented in the Russell 2000 Index.

    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller to medium capitalization companies.

SMALL-CAP VALUE FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of companies with smaller to medium capitalizations that the Portfolio Management Agent believes are conservatively valued in the marketplace. Market capitalization refers to the total market value of a company's outstanding shares of common stock. Smaller to medium capitalization companies are those with market capitalizations, at the time of the Fund's investment of between $100 million and $2.5 billion.


    In managing the Fund's assets, the Portfolio Management Agent seeks to invest in securities that are undervalued relative to the securities of comparable companies, as determined by price/earnings ratios, earnings expectations or other fundamental measures.

    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in securities of smaller to medium capitalization companies.

GROWTH FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation and, secondarily, current income.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equity securities that the Portfolio Management Agent believes are undervalued but represent growth opportunities. The Fund also may invest in securities issued by medium to larger capitalization companies that provide returns more closely aligned with the Lipper Growth Fund Index. The Fund's investment management discipline emphasizes growth in sales, earnings and asset values.


    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in equity securities.

EQUITY FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with capital appreciation and current income.

    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in the securities of larger capitalization companies (i.e., companies with market capitalization in excess of $500 million at the time of the Fund's investment) and is managed to provide equity-based returns characteristic of these securities. Market capitalization refers to the total market value of a company's outstanding shares of common stock. The selected issuers will be representative of those sectors found within the Standard & Poor's 500 Index (the "S&P 500 Index"). Using both "quantitative" and "fundamental" analysis, the Portfolio Management Agent selects investments that it believes will provide returns greater than the securities comprising the S&P 500 Index over the long-term with a risk level approximating that of the index, with risk measured by volatility.



    The Fund's investments are expected to be diversified among all major sectors of the market. The Fund's Portfolio Management Agent believes that an investment process which combines carefully monitored risk control with an emphasis on value and fundamental research is better suited for long-term equity investing. The Fund's portfolio is generally comprised of approximately 50 different issues. Risk is managed by diversification of investments.


    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks of larger capitalization companies.

EQUITY INCOME FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide current income and, secondarily, capital appreciation.

    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing in equities that are found within the Standard & Poor's 500 Index (the "S&P 500 Index"), or other attractive issues. Convertible securities may also be utilized. The Portfolio Management Agent believes that the combination of these securities should produce returns that are similar to the performance of the S&P 500 Index and its corresponding sectors, yet with a higher income yield.


    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in common stocks and securities convertible into common stock. The Fund is managed with a disciplined investment process designed to maintain a diversified portfolio of high quality equity securities. The Fund generally emphasizes securities with higher than average dividend yields and/or stronger than average growth characteristics. The result of this investment process is a diversified portfolio that the Portfolio Management Agent believes provides attractive long-term growth potential, while offering an attractive current yield.

INDEX FUND

    INVESTMENT OBJECTIVE. The Index Fund seeks to provide the return and risk characteristics of the Standard & Poor's 500 Index.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in securities of companies that comprise the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that emphasizes large capitalization companies. As of December 31, 1996, the index represented approximately 73% of the market capitalization of publicly owned stocks in the United States.



    The Fund is managed through the use of a "quantitative" or "indexing" investment discipline, which attempts to duplicate the investment composition and performance of the S&P 500 Index through statistical procedures. As a result, the Portfolio Management Agent does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis. The Fund seeks quarterly performance within one percentage-point of the performance of the index (i.e., the percentage return of the index plus or minus1%). On at least a monthly basis, the Portfolio Management Agent compares the Fund's performance to that of the index. In the event the Fund's performance for the preceding three-month period does not adequately track the performance of the index, the Portfolio Management Agent may adjust the Fund's holdings accordingly.



    The Fund seeks to closely match the weight of each security in the portfolio to its approximate weight in the S&P 500 Index. Although the Fund may not hold all 500 securities included in the index, it will generally hold at least 90% of these securities. The Fund also may maintain positions in S&P 500 Index futures contracts. Generally, index futures contracts are bilateral agreements whereby two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. As no physical delivery of securities comprising the index is made, purchasers of index futures contracts may participate in the performance of the securities contained in the index without the required capital commitment. The Fund may use S&P 500 Index futures contracts for several reasons: to simulate full investment in the index while retaining a cash balance for fund management purposes, to facilitate trading or to reduce transaction costs.



    Standard & Poor's ("S&P") makes no representation or warranty, expressed or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in either the Index Fund or the ability of the S&P 500 Index to track general stock market performance. The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein.

    Furthermore, S&P makes no warranty, express or implied, as to the results to be obtained by the Fund, owners of the Fund, any person or any entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties and expressly disclaims all such warranties of merchantability or fitness for a particular purpose for use with respect to the S&P 500 Index or any data included therein.


BALANCED FUND

    INVESTMENT OBJECTIVE. The Balanced Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.


    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by actively allocating investments between equity and fixed income securities. Through utilizing this approach, the Fund seeks to provide capital appreciation similar to larger-capitalization equities, with a portion of the Fund's total return resulting from investment in fixed income securities. The Fund seeks to provide an overall return comprising between 40% and 65% of the return of the Standard & Poor's 500 Index (a broad U.S. stock market index) and between 35% and 60% of the return of the Lehman Brothers Aggregate Index (a broad U.S. bond market index).


    The Fund's investment process considers, on a continuing basis, the attractiveness of equities versus fixed income securities. Under normal market conditions, equity securities are expected to comprise between 40% and 65% of the Fund's total assets and fixed income securities are expected to comprise at least 25% of the Fund's total assets.

FIXED INCOME FUNDS

CONVERTIBLE SECURITIES FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide capital appreciation and current income.

    INVESTMENT POLICIES. Convertible securities have unique return characteristics. Convertible securities tend to rise in price when overall equity markets rise and, conversely, tend to decline relatively less when interest rates rise. The Fund strives to reflect these unique performance characteristics while seeking to provide income that is more characteristic of short/intermediate maturity corporate bonds.

    The Fund seeks to achieve its investment objective by investing primarily in convertible securities, which are bonds, debentures, notes or preferred stock that are convertible into common stock, or warrants, which are options to purchase common stock at a specified price.

    The Fund also may invest in equity securities of U.S. corporations. The Fund seeks to diversify among issuers in a manner that will enable the Fund to minimize the volatility of the Fund's net asset value in erratic or declining markets. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in convertible securities.

    Under normal market conditions, the Fund will invest without limitation in convertible securities of U.S. corporations and in Eurodollar securities convertible into common stocks of U.S. corporations that are rated "B" or better by Standard & Poor's ("S&P") or "B" ("b" in the case of preferred stocks) or better by Moody's Investors Service ("Moody's") at the time of purchase, or, if not rated, considered by the Portfolio Management Agent to be of comparable quality, except that investment in securities rated "B-" by S&P or Moody's will be limited to 15% of its total assets. Up to 5% of the Fund's total assets may be invested in convertible securities that are rated "CCC" by S&P or "Caa" by Moody's at the time of purchase. Securities that are rated "BB" or below by S&P or "Ba" or below by Moody's are "high yield" securities, commonly known as junk bonds. By their nature, convertible securities may be more volatile in price than higher-rated debt obligations.


    The Fund may invest up to 35% of its total assets in "synthetic convertibles" created by combining separate securities that together possess the two principal components of a convertible security: fixed income and the right to acquire equity securities. In addition, the Fund may invest up to 15% of its net assets in convertible securities offered in "private placements" and other illiquid securities; up to 15% of its total assets in common stocks; and up to 5% of its net assets in warrants. The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.


    In periods of unusual market conditions, when the Portfolio Management Agent believes that convertible securities would not best serve the Fund's objectives, the Fund may for defensive purposes invest part or all of its total assets in (a) U.S. Government Securities; (b) non-convertible debt obligations of domestic corporations, including bonds, debentures, notes or preferred stock rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of purchase, which ordinarily are less volatile in price than convertible securities and serve to increase diversification of risk; and
    (c) short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of 397 days or less. During such periods, the Fund will continue to seek current income but will put less emphasis on capital appreciation.

    RISK FACTORS AND OTHER CONSIDERATIONS RELATING TO LOW-RATED SECURITIES. Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

    The market values of low-rated and comparable unrated securities are less sensitive to interest rate changes but more sensitive to economic changes or individual corporate developments than higher-rated securities; they present a higher degree of credit risk and their yields will fluctuate over time. During economic downturns or sustained periods of rising interest rates, the ability of highly leveraged issuers to service debt obligations may be impaired.

    The existence of limited or no established trading markets for low-rated and comparable unrated securities may result in thin trading of such securities and diminish the Fund's ability to dispose of such securities or to obtain accurate market quotations for valuing such securities and calculating net asset value. The responsibility of the Trust's Board of Trustees to value such securities becomes greater and judgment plays a greater role in valuation because there is less reliable objective data available. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of low-rated and comparable unrated securities bonds, especially in a thinly traded market.

    A major economic recession would likely disrupt the market for such securities, adversely affect their value and the ability of issuers to repay principal and pay interest, and result in a higher incidence of defaults.

    The ratings of S&P and Moody's represent the opinions of those organizations as to the quality of securities. Such ratings are relative and subjective, not absolute standards of quality and do not evaluate the market risk of the securities. Although the Fund's Portfolio Management Agent uses these ratings as a criterion for the selection of securities for the Fund, it also relies on its own independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on the Portfolio Management Agent's credit analysis of low-rated and unrated securities than would be the case for a portfolio of high-rated securities.

TAX-EXEMPT BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from federal income tax.

    INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with varying maturities. As a result, the Fund seeks to generate a higher level of income than that of short or intermediate average maturity municipal bond funds, although it will experience corresponding higher volatility of principal during periods of changing interest rates.

    The Fund attempts to anticipate changes in interest rates, analyzing yield differentials for different types of bonds, and analyzing credit for specific issues and municipalities. As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from federal income tax.


    In addition, the Fund may invest in U.S. Government Obligations (as defined in Appendix A) and securities secured by letters of credit. The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.


BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities of varying maturities.

    INVESTMENT POLICIES. The Fund seeks to provide the higher income generally associated with a broad range of longer-term bonds typically having 5 to 10 years remaining to maturity. As a result, principal value of these longer-term bonds is likely to fluctuate more than that of bonds with shorter maturities.

    The Fund seeks to achieve its objective by utilizing a highly-disciplined, quantitative process designed to identify fixed income securities that are undervalued and are positioned to offer the best relative value to enable the Fund to benefit from anticipated changes in interest rates.

    Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S. Government

    Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage-backed securities), other floating/variable rate obligations, municipal obligations and zero coupon debt securities.


INTERMEDIATE TAX-EXEMPT BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income that is exempt from federal income tax.

    INVESTMENT POLICIES. The Fund seeks to achieve its objective by investing in municipal securities with a dollar-weighted average portfolio maturity, under normal market conditions, of between 3 and 10 years. The Portfolio Management Agent believes that this income will generally be higher than that provided by shorter term municipal funds, although the Fund will reflect greater share price volatility during periods of changing interest rates than comparable shorter-term funds. Individual portfolio securities will have varying maturities.

    As a matter of fundamental policy, the Fund invests at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects. These securities make interest payments that are exempt from federal income tax.

    The Fund's selection of individual securities is based on a number of factors, including anticipated changes in interest rates, the assessment of the yield advantages of different classes of bonds, and an independent analysis of credit quality of individual issues by the Fund's Portfolio Management Agent.


    In addition, the Fund may invest in U.S. Government Obligations and securities secured by letters of credit. The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.


SHORT/INTERMEDIATE BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of total return, including a competitive level of current income, by investing primarily in investment grade debt securities with a short/intermediate-term average maturity.

    INVESTMENT POLICIES. The Fund (which was formerly known as Harris Insight Managed Fixed Income Fund) seeks to provide income and share price volatility of a 2- to 5-year average maturity taxable bond portfolio. Thus, it is anticipated that when interest rates rise, share price of the Fund will tend to fall less than longer-term bond funds and appreciate less when interest rates fall.

    The Fund seeks to achieve its objective by utilizing a combination of investment disciplines, including the assessment of yield advantages among different classes of bonds and among different maturities, independent review by the Portfolio Management Agent of the credit quality of individual issues, and the analysis by the Portfolio Management Agent of economic and market conditions affecting the fixed income markets.


    The Fund may invest in a broad range of fixed income obligations, including fixed and variable rate bonds, debentures, U.S. Government Securities, and Government Stripped Mortgage-Backed Securities. The Fund also may invest in U.S. Government Securities placed into irrevocable trusts and evidenced by a trust receipt. Under normal circumstances, the Fund invests at least 65% of the value of its total assets in bonds. For purposes of this 65% limitation, the term "bond" shall include debt obligations such as bonds and debentures, U.S. Government Securities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset- backed securities, various mortgage-backed securities (including those issued or collateralized by U.S. Government agencies and inverse floating rate mortgage- backed securities), other floating/variable rate obligations, municipal obligations and zero coupon debt securities.


    The Fund also may hold short-term U.S. Government Obligations, "high-quality" money market instruments (i.e., those within the two highest rating categories or, if unrated, determined by the Portfolio Management Agent to be comparable in quality to instruments so rated) and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Portfolio Management Agent's opinion, existing circumstances warrant.


    The Fund's dollar-weighted average portfolio maturity (or average life with respect to mortgage-backed and asset-backed securities), under normal market conditions, will be between 2 and 5 years.


INTERMEDIATE GOVERNMENT BOND FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide a high level of current income, consistent with preservation of capital.

    INVESTMENT POLICIES. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government Securities, including mortgage-backed securities, having an intermediate-term average maturity. Under normal circumstances, at least 65% of the Fund's total assets will be invested in U.S. Government Securities and in repurchase agreements collateralized by

    U.S. Government Securities. The average portfolio maturity (or average life with respect to mortgage-backed securities) generally will be between 3 and 10 years.



    The Fund's investments may include asset-backed securities. In addition, the Fund may invest in foreign debt securities guaranteed by the U.S. Government, its agencies or instrumentalities (with respect to 10% of the Fund's total assets at the time of purchase). The Fund also may write (sell) covered put and call options, buy covered put and call options, buy and sell interest rate futures contracts and buy and write covered options on those futures contracts.


MONEY MARKET FUNDS

TAX-EXEMPT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

    INVESTMENT POLICIES. The Fund (which was formerly known as Harris Insight Tax-Free Money Market Fund) invests only in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests primarily in high-quality municipal obligations. Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. Except for temporary investments in taxable obligations described below, the Fund will invest only in municipal obligations that are exempt from federal income taxes in the opinion of bond counsel. Such obligations include municipal bonds, municipal notes and municipal commercial paper.


    The Fund will not purchase a security (other than a U.S. Government Security) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's or Moody's Investors Service) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated by only one rating agency, is determined to be of comparable quality). Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.


    The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

    Under ordinary market conditions, the Fund will maintain as a fundamental policy at least 80% of the value of its total assets in obligations that are exempt from federal income tax and not subject to the alternative minimum tax. The Fund may, pending the investment of proceeds of sales of its shares or proceeds from the sale of portfolio securities, in anticipation of redemptions, or to maintain a "defensive" posture when, in the opinion of the Adviser, it is advisable to do so because of market conditions, elect to hold temporarily up to 20% of the current value of its total assets in cash reserves or invest in securities whose interest income is subject to taxation.


    From time to time, the Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations, for example, municipal obligations the interest on which is paid from revenues of similar type projects or municipal obligations whose issuers are located in the same state.

MONEY MARKET FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

    INVESTMENT POLICIES. The Fund (which was formerly known as Harris Insight Cash Management Fund) invests only in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests in a broad range of short-term money market instruments, including U.S. Government Securities and bank and commercial obligations. The commercial paper purchased by the Fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

    The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.


    The Fund will not purchase a security (other than U.S. Government Securities) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's or Moody's Investors Service) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated only by one rating agency, is determined to be of comparable quality), and not more than 5% of the total assets of the Fund would be invested in securities in the second highest rating category. Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.


    The Fund also may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies, and convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated, and pay interest, in U.S. dollars. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. See INVESTMENT OBJECTIVES AND POLICIES - TAX-EXEMPT MONEY MARKET FUND.

GOVERNMENT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

    INVESTMENT POLICIES. The Fund (formerly known as Harris Insight Government Assets Fund) invests only in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests exclusively in U.S. Government Securities and repurchase agreements backed by those securities.

    The Fund invests only in securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

    The Fund invests in obligations of U.S. Government agencies and instrumentalities only when the Portfolio Management Agent is satisfied that the credit risk with respect to the issuer is minimal.

                       ADDITIONAL INVESTMENT INFORMATION
       -----------------------------------------------------------------


Unless otherwise noted, each Fund's investment objective and policies are not fundamental and may be changed by the Board of Trustees of the Trust (or Board of Directors of the Company) without approval by the Fund's shareholders. Investment policies that are designated as fundamental may be changed only with approval of the holders of a majority of the Fund's outstanding voting securities. A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares.

For a further description of the Funds' investment policies, including additional fundamental policies, see Appendix A and the SAI.


COMMON INVESTMENT POLICIES


Each Fund may invest in the securities of other investment companies, zero coupon securities, when-issued securities and forward commitments, floating/variable rate obligations (and inverse floating rate obligations with respect to the Fixed Income Funds), as well as commercial paper, short-term money market instruments and cash equivalents, such as certificates of deposit, demand and time deposits and banker's acceptance notes. Each Fund may also enter into repurchase agreements. Each Fund also may lend its portfolio securities in an amount not exceeding one-third of its net assets and may enter into reverse repurchase agreements.



In addition, each of the Equity Funds may invest in securities purchased in initial public offerings. Each of the Equity Funds also may invest in foreign securities, including American Depository Receipts, European Depository Receipts and, with respect to 10% (100% for the International Fund) of each Fund's total assets, debt and equity securities of foreign issuers. Further, each of the Equity Funds may purchase and sell covered put and call options on securities, index and interest rate futures contracts and options on futures contracts. The Equity Funds and the Convertible Securities Fund may invest in warrants.


RATING MATTERS. Each of the Equity Funds and the Fixed Income Funds may invest in securities convertible into or exchangeable for common stocks or preferred stocks, as well as U.S. Government Securities and debt obligations of domestic corporations rated "BBB" or better by Standard & Poor's ("S&P") or "Baa" or better by Moody's Investors Service ("Moody's"), or that have an equivalent rating by another nationally recognized statistical rating organization ("NRSRO") at the time of purchase or, if not rated, are considered by the Portfolio Management Agent to be of comparable quality. Debt obligations rated in the lowest categories of investment grade (that is, BBB by S&P or Baa by Moody's) and equivalent securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. The Convertible Securities Fund may invest in securities that are less than investment grade. See INVESTMENT OBJECTIVES AND POLICIES - CONVERTIBLE SECURITIES FUND.

Each Fund may purchase debt obligations that are not rated if, in the opinion of the Portfolio Management Agent or Adviser, they are of investment quality at least comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a Fund (other than a Money Market Fund) to sell the security unless the amount of the security exceeds permissible limits. However, the Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another NRSRO for securities may change as a result of changes in the rating systems or due to the corporate reorganization of an NRSRO, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of that Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the SAI. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Company's Board of Directors that a sale is not in the best interests of the Fund.


PORTFOLIO TRANSACTIONS. Portfolio securities of each Fund are kept under continuing supervision and changes may be made whenever, in the judgment of the Portfolio Management Agent (or Adviser in the case of the Tax-Exempt Money Market Fund), a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide the cash necessary for redemptions, distributions to shareholders or other fund management purposes. Portfolio changes may be made without regard to the length of time a particular security has been held or the frequency of portfolio transactions of a Fund (the portfolio turnover rate).



The realization of taxable capital gains and, with respect to equity securities, the amount of brokerage commissions will tend to increase as the level of portfolio activity increases. Portfolio turnover rates for the Funds are included in the Financial Highlights for that Fund. The annual portfolio turnover rate for the Small-Cap Value Fund is not expected to exceed 100%. The annual portfolio turnover rate for the Balanced Fund is not expected to exceed 100% with respect to that portion of the Fund investing in equity securities, and is not expected to exceed 200% with respect to that portion of the Fund investing in fixed income securities. The annual portfolio turnover rate for each of the Convertible Securities Fund and the Intermediate Government Bond Fund is not expected to exceed 100% and 200%, respectively.



The Portfolio Management Agent and the Adviser seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when the Portfolio Management Agent or Adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction. Purchase and sale orders for securities on behalf any Fund may be combined with those of other accounts that the Portfolio Management Agent or Adviser manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Portfolio Management Agent or Adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, the Portfolio Management Agent or Adviser undertakes to allocate the transactions among the participants equitably. To the extent permitted by the SEC, the Funds may pay brokerage commissions to certain affiliated persons. During the last fiscal year, no Fund paid commissions to these persons.



The Trust, the Company, the Adviser, the Portfolio Management Agent and other service providers to the Funds have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts.


INVESTMENT LIMITATIONS


The Funds have adopted the investment limitations listed below, which are not fundamental policies unless otherwise noted.



DIVERSIFICATION. Each Fund is diversified as that terms is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a matter of fundamental policy, no Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer (other than U.S. Government Securities), except that up to 25% of the value of the total assets of a Fund (other than the Money Market Fund and the Government Money Market Fund) may be invested without regard to this limitation. Notwithstanding this policy, each of the Money Market Fund and the Government Money Market Fund may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time. As a matter of fundamental policy, no Fund may purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer.



CONCENTRATION. Each Fund is prohibited from concentrating its assets in the securities of issuers in a single industry. As a matter of fundamental policy, the Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase, the value of its investments in that industry would exceed 25% of the current value of its total assets. This limitation does not apply to investments in (i) municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); (ii) U.S. Government Securities; and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments.


Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.


BORROWING. As a matter of fundamental policy, no Fund may borrow from banks, except that a Fund may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5% of total assets).



ILLIQUID SECURITIES. Each of the Funds limits its purchase of illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Trust's Board of Trustees (and the Company's Board of Directors)). See Appendix A.


RISK CONSIDERATIONS


THE RISKS OF INVESTING IN EACH FUND VARY DEPENDING UPON THE NATURE OF THE SECURITIES HELD, AND THE INVESTMENT PRACTICES EMPLOYED, ON ITS BEHALF. THE FUNDAMENTAL RISK ASSOCIATED WITH THE FUNDS, LIKE OTHER MUTUAL FUNDS THAT INVEST IN FIXED INCOME AND EQUITY SECURITIES, IS "MARKET RISK." Market risk is the risk that the market value of a security that a Fund holds will decrease. The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at the time of purchase. Market risk may apply to a single issuer, industry, sector of the economy or the market as a whole.



Certain specific risks are described in this section. If you would like to know more about risks associated with certain types of securities, see Appendix A.



RISKS OF EQUITY SECURITIES. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other types of securities. Smaller or newer issuers are more likely to realize more substantial growth or suffer more significant losses than larger or more established issuers. Investments in these companies can be both more volatile and more speculative. THE SMALL-CAP OPPORTUNITY FUND AND THE SMALL-CAP VALUE FUND HAVE HEIGHTENED EXPOSURE TO THESE RISKS DUE TO THEIR POLICY OF INVESTING IN SMALLER COMPANIES.



RISKS OF FIXED INCOME SECURITIES. The value of fixed income (debt) securities generally varies inversely with prevailing levels of interest rates: the values of these securities tend to decrease when interest rates are rising, and increase when interest rates are declining. Changes in interest rates will generally cause larger changes in the prices of longer-term securities than in the prices of shorter-term securities. The risk of market losses attributable to changes in interest rates is known as "interest rate risk."


Debt securities are subject to "credit risk" relating to the financial condition of the issuers of the securities. Prices of debt securities may fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower-rated securities often fluctuate more than those of higher-rated securities.


It is possible that some issuers will not make payments on debt securities held by a Fund. Investors should be aware that securities offering above-average yields may involve above-average risks. Securities rated in the lowest categories of investment grade (that is, BBB by S&P or Baa by Moody's) and equivalent securities may have speculative characteristics. In adverse economic or other circumstances, issuers of these securities are more likely to have difficulty making principal and interest payments than issuers of higher-grade obligations.



Certain fixed income securities, such as municipal and mortgage-backed securities, are subject to additional risks. See Appendix A.


RISKS OF INVESTING IN FOREIGN MARKETS. Investments in the securities of foreign (non-U.S.) issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, and changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of foreign investors' assets.

Moreover, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to a Fund's shareholders; commission rates payable on foreign transactions are generally higher than in the United States; foreign accounting, auditing and financial reporting standards differ from those in the United States and, accordingly, less information may be available about foreign companies than is available about issuers of comparable securities in the United States; and foreign securities may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. THE INTERNATIONAL FUND HAS HEIGHTENED EXPOSURE TO THESE RISKS DUE TO ITS POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.


RISKS OF FOREIGN CURRENCY. Changes in exchange rates between the U.S. dollar and a foreign currency also will affect the value in U.S. dollars of the securities denominated in that currency that are held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, while each Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time that a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses. THE INTERNATIONAL FUND HAS HEIGHTENED EXPOSURE TO THESE RISKS DUE TO ITS POLICY OF INVESTING PRIMARILY IN THE SECURITIES OF FOREIGN ISSUERS.


RISKS OF DERIVATIVE SECURITIES. To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as "derivatives." Generally, a derivative is a financial instrument whose value is based on, or "derived" from, a traditional security, asset, or market index. Certain derivative securities are more accurately described as "index/structured" securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), currencies, interest rates, indices or other financial indicators.



Some derivatives, such as mortgage-backed and other asset-backed securities, are in many respects like other fixed income securities, although they may be more volatile or less liquid than their more traditional counterparts.



There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.



There are several risks that are associated with derivatives, including counterparty risk and liquidity risk, which are discussed below. For more information about the risks associated with certain types of derivatives, see Appendix A.


BORROWING RISK. Borrowing also involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on the borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. To the extent a Fund enters into reverse repurchase agreements, the Fund is subject to risks that are similar to those associated with borrowing.


COUNTERPARTY RISK. A number of transactions in which a Fund may engage are subject to the risks of default by the other party to the transaction. When a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement and securities lending transactions, it relies on the other party to consummate the transaction. Failure of the other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price believed to be advantageous.


LIQUIDITY RISK. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

INFORMATION RISK. Certain key information about a security or market may be inaccurate or unavailable, which may limit the investment adviser's ability to make an appropriate investment decision with regard to the security or market.


OBJECTIVE RISK. Returns from the particular type of security that a Fund emphasizes in its investments may trail returns from the overall stock or bond market. For example, the growth stocks in which the Growth Fund invests tend to go through periods of relative underperformance and outperformance in comparison to other types of equity securities. These periods may last for as long as several years.


MANAGEMENT RISK. A strategy used by a Fund's investment adviser may fail to produce the intended result, which could have a negative effect on fund performance.

                                   MANAGEMENT
       -----------------------------------------------------------------

TRUSTEES AND DIRECTORS

The Trust and the Company are managed under the direction of their governing Boards of Trustees and Directors, respectively. Each individual listed below is a member of both the Trust's Board of Trustees and the Company's Board of Directors. The principal occupation of each individual is also listed below.


C. Gary Gerst           Chairman of the Board of Trustees and Board of
                        Directors; Chairman Emeritus, LaSalle Partners,
                        Ltd. (real estate developer and manager).

Edgar R. Fiedler        Senior Fellow and Economic Counsellor, The
                        Conference Board.

John W. McCarter, Jr.   President and Chief Executive Officer, The Field
                        Museum Natural History (Chicago); Formerly,
                        Senior Vice President and Director, Booz-Allen &
                        Hamilton, Inc. (consulting firm).

Ernest M. Roth          Consultant; Retired Senior Vice President and
                        Chief Financial Officer, Commonwealth Edison
                        Company.


INVESTMENT ADVISER


Harris Trust is the investment adviser for each of the Funds pursuant to Advisory Contracts with the Trust and the Company. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1996, Harris Trust had total discretionary trust assets under management of more than $13.3 billion and was the largest of 25 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution.



As of December 31, 1996, Harris Trust managed more than $10.6 billion in discretionary personal trust assets, and managed more than $19.2 billion in non-discretionary trust assets.


With respect to the Tax-Exempt Money Market Fund, the Advisory Contract provides that Harris Trust shall make investments for the Fund in accordance with its best judgment. With respect to the remaining Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below).

The investment advisory fees payable to Harris Trust with respect to each Fund are based on the average daily net assets of the respective Fund at the following annual rates:


International Fund                                        1.05%
Small-Cap Opportunity Fund                                1.00%
Small-Cap Value Fund                                      0.80%
Growth Fund                                               0.90%
Equity Fund                                               0.70%
Equity Income Fund                                        0.70%
Index Fund                                                0.25%
Balanced Fund                                             0.60%
Convertible Securities Fund                               0.70%
Tax-Exempt Bond Fund                                      0.60%
Bond Fund                                                 0.65%
Intermediate Tax-Exempt Bond Fund                         0.60%
Short/Intermediate Bond Fund                              0.70%
Intermediate Government Bond Fund                         0.65%
Tax-Exempt Money Market Fund                      0.14% of each Fund's
                                        --               first
Money Market Fund                                $100 million of assets
                                        --                plus
Government Money Market Fund            --        0.10% of the Fund's
                                        --          remaining assets


PORTFOLIO MANAGEMENT AGENT


Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of all of the Funds except for the Tax-Exempt Money Market Fund. For the services provided by HIM, Harris Trust pays HIM the advisory fees it receives from the Funds. As of December 31, 1996, HIM managed an estimated $9.2 billion in assets.


PORTFOLIO MANAGEMENT

Many persons on the staffs of the Adviser and the Portfolio Management Agent contribute to the investment management services provided to the Funds. The following persons, however, are primarily responsible for the day-to-day investment management of the Funds:


INTERNATIONAL FUND -- Daniel L. Sido. Mr. Sido joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has over 13 years of investment management experience. Prior to joining HIM, he served as portfolio manager for a trust company, managing equity and fixed income portfolios.

SMALL-CAP OPPORTUNITY FUND -- Douglas G. Madigan, CFA. Mr. Madigan joined HIM in 1994 and serves as Principal and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has over 25 years of academic and applied experience analyzing equities, fixed income and convertible securities with a number of financial institutions. Prior to joining HIM, he served as senior portfolio manager for the trust operation of a large banking institution.



SMALL-CAP VALUE FUND -- Thomas M. Corkill, CFA. Mr. Corkill joined Harris Trust in 1982 and serves as Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in March 1997 and has 26 years of experience in portfolio management and research.



GROWTH FUND -- James E. Depies, CFA. Mr. Depies joined Harris Trust in 1982 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in February 1996 and has 36 years of investment experience.



EQUITY FUND -- Donald G. M. Coxe. Mr. Coxe joined HIM in 1993 and serves as Chairman and Chief Strategist. He has served as portfolio manager of the Fund since February 1996 and has nearly 30 years of institutional investment management experience. Prior to joining HIM, he served on Wall Street as a sell-side portfolio strategist advising institutional investors and as chief executive officer for a Canadian investment counseling firm.



EQUITY INCOME FUND -- Daniel L. Sido. Mr. Sido has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Mr. Sido, see International Fund above.



INDEX FUND -- Thomas M. Corkill, CFA. Mr. Corkill has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Mr. Corkill, see Small-Cap Value Fund above.



BALANCED FUND -- C. Thomas Johnson, CFA. Mr. Johnson joined Harris Trust in 1969 and serves as Senior Partner and Portfolio Manager. He has served as portfolio manager of the Fund since the Fund commenced operations in March 1997 and has 28 years of experience in portfolio management.



CONVERTIBLE SECURITIES FUND -- Douglas G. Madigan, CFA. Mr. Madigan has served as portfolio manager of the Fund since the Fund commenced operations in March 1997. For a description of Mr. Madigan, see Small-Cap Opportunity Fund above.



TAX-EXEMPT BOND FUND -- Kathleen A. Bramlage. Ms. Bramlage joined Harris Trust in 1993 and serves as Principal and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations in February

1996 and has 14 years of experience managing fixed-income funds, specializing in tax-exempt and money market securities. Prior to joining Harris Trust, she served as portfolio manager for a bank proprietary mutual fund complex.



BOND FUND -- Laura Alter and Maureen Svagera. Ms. Alter joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations in April 1996 and has 12 years of experience in the fixed-income investment area. Prior to joining HIM, she served as portfolio manager for a major mutual fund investment management firm. Ms. Svagera joined HIM in 1994 and serves as Senior Partner and Portfolio Manager. She has served as portfolio manager of the Fund since the Fund commenced operations and has 17 years of experience in the fixed-income markets. Prior to joining HIM, she spent five years at an investment management firm as principal/vice president focusing on the mortgage and asset-backed markets.



INTERMEDIATE TAX-EXEMPT BOND FUND -- Kathleen A. Bramlage. She has served as portfolio manager of the Fund since the Fund commenced operations in February 1996. For a description of Ms. Bramlage, see Tax-Exempt Bond Fund above.



SHORT/INTERMEDIATE BOND FUND -- Laura Alter and Maureen Svagera. Ms. Alter has served as portfolio manager of the Fund since September 1994. Ms. Svagera has served as portfolio manager of the Fund since January 1996. For a description of Ms. Alter and Ms. Svagera, see Bond Fund above.



INTERMEDIATE GOVERNMENT BOND FUND -- Maureen Svagera. Ms. Svagera has served as portfolio manager of the Fund since the Fund commenced operations in March 1997. For a description of Ms. Svagera, see Bond Fund above.


ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT

Harris Trust (in this capacity, the "Administrator") is the administrator of the Funds and, as such, generally assists the Funds in all aspects of their administration and operation.

The Administrator has a Sub-Administration Agreement with Funds Distributor, Inc. ("FDI"), whereby FDI performs certain administrative services for the Funds. The Administrator has Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), whereby PFPC performs certain administrative and accounting services for the Funds. Under these agreements, the Administrator compensates FDI and PFPC for providing their services. The Administrator, FDI and PFPC are referred to collectively as the "Administrators."

Harris Trust is also the transfer and dividend disbursing agent of the Funds (in this capacity, the "Transfer Agent"). The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services.

PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.


As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of the Company and the Trust, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of average daily net assets in excess of $600 million. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.


DISTRIBUTOR


Funds Distributor, Inc. (the "Distributor") has entered into Distribution Agreements with the Trust and the Company pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor are paid by the Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plans described below, if implemented pursuant to contractual arrangements between the Trust or the Company and the Distributor and approved by the Board of Trustees of the Trust or the Board of Directors of the Company.


SERVICE PLAN


Under each Fund's Service Plan relating to Class A Shares, the Fund bears the costs and expenses connected with advertising and marketing the Fund's shares and pays the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate up to 0.25% (0.35% with respect to the Money Market Funds) per annum of the average daily net asset value of the Fund's Class A Shares. From their own resources, Harris Trust and HIM from time to time may voluntarily pay fees to certain Service Agents. The Administrators and the Distributor may act as Service Agents and receive fees under a Service Plan.


Servicing activities provided by Service Agents to their customers investing in the Funds may include establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries; assisting customers in changing dividend options, account designations and addresses; sub-accounting; investing customer cash account balances automatically in Fund shares; providing periodic account balance statements and integrating these statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; and performing other services to the extent permitted by applicable statute, rule or regulation.

EXPENSES

Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Trust and the Company bear all costs of their operations, including the compensation of their Trustees or Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to only Class A Shares); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of Boards of Trustees and Directors; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are borne by that Fund. Other general expenses of the Trust or the Company are allocated among the Funds in an equitable manner as determined by the Boards of Trustees and Directors.

                               HOW TO BUY SHARES
       -----------------------------------------------------------------


OPENING AN ACCOUNT. To open an account, complete and sign an application for Class A Shares and mail it along with your check. You also may open your account by wire, as described below. Please be sure to furnish your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the Internal Revenue Service ("IRS")). Investments received without a certified taxpayer identification number may be returned.


If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide specific authorization on your application in order for us to accept instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account.

MINIMUM INVESTMENTS.  The Funds have the following minimum investments:


To open an account                                    $   1,000
To open a retirement account                                250
To add to an existing account                                50
Investing through an Automatic Investment Plan               50



If you are opening an account through a financial institution or other intermediary, this organization may have different minimum initial and subsequent investment requirements. Please contact this organization if you have questions. See BUYING SHARES - THROUGH FINANCIAL INSTITUTIONS below.


BUYING SHARES. Shares may be purchased by investing automatically (see AUTOMATIC INVESTING below) or by any of the following three methods:

1. BY MAIL. Make your check payable to the Fund of your choice. If you are adding to your existing account, indicate your Fund account number directly on the check and send to:

    Harris Insight Funds
    c/o PFPC Inc.
    P.O. Box 8952
    Wilmington, Delaware 19899-8952


2. BY BANK WIRE. Call the Funds at (800) 625-7073 to initiate your purchase. Then wire your investment to:


    PNC Bank, N.A.
    Philadelphia, Pennsylvania
    ABA #0310-0005-3
    For Credit to: Harris Insight Funds
                85-5093-2950


        Re:      [Name of Fund] -- Class A Shares
        Account No.:
        Account Name:



If you are opening an account, please promptly complete and mail the account application form to the Funds at the address above under BY MAIL. The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.



3. THROUGH FINANCIAL INSTITUTIONS. Shares of any of the Funds may be purchased through authorized broker-dealers, financial institutions and service agents with whom the Distributor has a selling agreement, including Harris Trust and HIM and their affiliates ("Institutions"), on any day the Funds are open for business. See GENERAL PURCHASE INFORMATION. Institutions are responsible for the prompt transmission of buy, exchange or sell orders.

Each Institution may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments. Depending upon the terms of your account, Institutions may charge account fees for automatic investment and other services they provide, including account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income, which would reduce the your yield or return. Please read this Prospectus in connection with any information received from your Institution.

AUTOMATIC INVESTING. Automatic investing is an easy way to add to your Harris Insight Funds and can help you achieve your financial goals as simply and conveniently as possible. Through the Harris Insight Funds Automatic Investment Plan you can have as little as $50 a month electronically withdrawn from your checking account and invested in the Fund of your choice. This feature can be established when you open your account. For more information or to receive an application, please call (800) 982-8792.

GENERAL PURCHASE INFORMATION


The Funds are open for business each day that both of the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank of Philadelphia are open for business (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day) ("Fund Business Day"). Except for the Money Market Funds, each Fund normally calculates its net asset value ("NAV") and offering price at the close of business of the Exchange, which is normally 4:00 p.m., Eastern time. Each of the Money Market Funds normally calculates its NAV on or before 12:00 Noon, Eastern time. Shares are purchased at the next share price calculated after your investment is received and accepted.


Orders placed directly with the Funds must be paid for by check or bank wire on the same day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed. The Company and Trust, as applicable, reserve the right to reject any purchase order.

SALES CHARGES

Class A Shares of the Funds (except for the Money Market Funds) are sold with a sales load of up to 4.50% (applied when your investment is made). There are ways to reduce or eliminate this charge, however. See REDUCED SALES CHARGES below.

When Class A Shares of the Funds are purchased through an Institution, the Distributor reallows a portion of the sales charge to the Institution, except as described below. No sales charge is assessed on the reinvestment of distributions.

Sales charges for Class A Shares of the Funds are as follows:


                                                                           SALES CHARGE         DEALER
                                                                              AS % OF         ALLOWANCE
                                                                            NET AMOUNT         AS % OF
AMOUNT OF PURCHASE                                       SALES CHARGES       INVESTED       OFFERING PRICE
                                                        ----------------  ---------------  ----------------

Less than $100,000                                           4.50%             4.71%            4.25%
$100,000 up to (but less than) $200,000                       4.00             4.17              3.75
$200,000 up to (but less than) $400,000                       3.50             3.63              3.25
$400,000 up to (but less than) $600,000                       2.50             2.56              2.25
$600,000 up to (but less than) $800,000                       2.00             2.04              1.75
$800,000 up to (but less than) $1,000,000                     1.00             1.01              0.75
$1,000,000 and over                                           0.00             0.00              0.00



No sales charge is assessed on Class A Shares that are purchased directly from the Funds (i.e., not purchased through an Institution). In addition, no sales charge is assessed on purchases by: (a) any bank, trust company, or other institution acting on behalf of a fiduciary customer account or any other trust account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended); (b) any individual with an investment account or relationship with HIM; (c) directors, trustees or officers of the Trust or Company; (d) any director, current or retired employee of Harris Bankcorp, Inc. or any of its affiliates or an immediate family member of such individual (spouses and children under 21); (e) any broker, dealer or agents who has a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); and (f) any financial institution, financial planner, employee benefit plan consultant or registered investment adviser acting for the account of a client.


REDUCED SALES CHARGES

An investor in a Fund may be entitled to reduced sales charges. To qualify for a reduced sales charge, you must notify the Funds at the time of purchase. If you invest through an Institution, you should notify the Institution, which in turn must notify the Funds. Programs that allow for reduced sales charges may be changed or eliminated at any time.

RIGHT OF ACCUMULATION. The Right of Accumulation allows an investor to combine the amount invested in Class A Shares of a Fund with the total net asset value of Class A Shares currently purchased or already owned by that investor of other non-Money Market Funds of the Trust and the Company to determine the applicable sales charge. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Funds with respect to all Class A Shares purchased thereafter.

LETTER OF INTENT. A Letter of Intent allows an investor to purchase Class A Shares of the non-Money Market Funds of the Trust and the Company over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of Class A Shares already owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.


                               HOW TO SELL SHARES

       -----------------------------------------------------------------

Shares may be sold (redeemed) at their next determined net asset value after receipt of a proper request by the Funds directly or through any Institution.

1. BY MAIL. Shareholders may sell shares by writing the Funds at the following address:

    Harris Insight Funds
    c/o PFPC Inc.
    P.O. Box 8952
    Wilmington, Delaware 19899-8952

Certain requests for redemption must be signed by the shareholder with signature guaranteed. See SHAREHOLDER SERVICES AND POLICIES - SIGNATURE GUARANTEES.


2. BY TELEPHONE. If you have chosen the telephone redemption privilege, you may make a telephone redemption request by calling the Funds at (800) 625-7073 and providing the your account number, the exact name of your account and your social security or taxpayer identification number. The Fund then will mail a check to your account address or, if you have elected the wire redemption privilege, wire the proceeds on the following business day.



3. BY BANK WIRE. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by federal funds wire to a bank account previously designated by you in writing. See GENERAL REDEMPTION INFORMATION - WIRE REDEMPTION PRIVILEGE below.


4. THROUGH FINANCIAL INSTITUTIONS. If you bought your shares through an Institution, you may redeem your shares through the Institution. Please contact the Institution for this service.

GENERAL REDEMPTION INFORMATION


There is no charge for redemptions, but if you bought your shares through an Institution, the Institution may charge an account-based service fee. A redemption order received in good order by your Institution or the Funds before the close of the Exchange and before the close of the Fund Business Day will be executed at the

Fund's net asset value per share next determined on that day. A redemption order received after the close of the Exchange, or not received by the Funds prior to the close of the Fund Business Day, will be executed at the Fund's net asset value next determined on the next Fund Business Day.


Proceeds of redemption orders received in good order will normally be remitted within five but not more than seven business days, except that if a redemption request is made shortly after a recent purchase by check, proceeds will be distributed once the check used to purchase the Fund's shares clears, which may take up to 15 days or more after the investment. The proceeds may be more or less than the amount originally invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.


The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal in value to the redemption price to the extent permitted by applicable laws and regulations. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period when the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.


WIRE REDEMPTION PRIVILEGE. If the wire redemption privilege has been elected on the shareholder application, redemption of shares may be requested by telephone, on any day the Funds and the Transfer Agent are open for business, by calling the Funds at (800) 625-7073.



The minimum amount that may be wired is $1,000. Otherwise, a check is mailed to the shareholder's address of record. The Funds reserve the right to change this minimum or to terminate the privilege. Redemption proceeds normally are transmitted by wire on the business day after a redemption request is made. For the Money Market Funds, if a request is received by the Transfer Agent by 12:00 Noon, Eastern time on a day the Funds and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day.


SYSTEMATIC WITHDRAWAL PLAN. You can arrange for periodic, automatic redemptions from your account. For more information or to sign up for this service, please call (800) 982-8782.

                       SHAREHOLDER SERVICES AND POLICIES
       -----------------------------------------------------------------

EXCHANGING SHARES. YOU CAN EXCHANGE CLASS A SHARES OF A FUND FOR CLASS A SHARES OF THE OTHER HARRIS INSIGHT FUNDS OFFERING THOSE SHARES. Class A Shares of any of the Funds that you have held for seven days or more may be exchanged for shares of any other Harris Insight Fund in an identically registered account, provided that Class A Shares of the Fund to be acquired are registered for sale in the your state of residence, on the following terms: Class A Shares of the non-Money Market Funds of the Trust and the Company may be exchanged for Class A Shares of one another and for Class A Shares of each of the Money Market Funds of the Company, all at respective net asset values. In addition, Class A Shares of a Fund that have been acquired by exchange pursuant to this privilege may be re-exchanged for Class A Shares of the Fund in which they were originally invested at the Funds' respective net asset values.



Procedures applicable to redemption of a Fund's shares are also applicable to exchanging shares. If you would like the ability to exchange shares by telephone, please choose this option when you complete your application. The Funds reserve the right to limit the number of exchanges between Funds, to reject any telephone exchange order or otherwise to modify or discontinue the exchange privilege at any time upon 60 days' written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.



SIGNATURE GUARANTEES. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. In addition to certain signature requirements, a signature guarantee is required in any of the following circumstances:


    - A redemption check is to be made payable to anyone other than the shareholder(s) of record.


    - A redemption check is to be mailed to an address other than the address of record.



    - A redemption amount is to be wired to a bank other than one previously authorized.


At the Funds' discretion, signature guarantees also may be required for other redemptions. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability.

TELEPHONE TRANSACTIONS. Investors may buy (by bank wire), sell and exchange shares by telephone. Shareholders engaging in telephone transactions should be aware that they may be foregoing some of the security associated with written requests. A shareholder may bear the risk of any resulting losses from a telephone transaction. The Funds will employ reasonable procedures to confirm that telephonic instructions are genuine. If the Funds or their service providers fail to employ these measures, they may be liable for any losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Please verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at the address listed in HOW TO SELL SHARES.

REDEMPTION OF SHARES IN SMALLER ACCOUNTS. Because of the high cost of maintaining small accounts, each Fund reserves the right to redeem all shares in an account whose value falls below $500 ($250 in the case of a retirement account) unless this is a result of a decline in the market value of the shares. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

SHARE CERTIFICATES.  Share certificates are not issued.


ELIGIBILITY BY STATE. You may only invest in, or exchange into, Class A Shares legally available in your jurisdiction of residence.



CHECKWRITING. A checkwriting privilege is available to shareholders of the Money Market Funds. For more information or to receive a checkwriting application, please call (800) 982-8782.



REPORTS TO SHAREHOLDERS. You will receive an account statement after every transaction that affects your share balance, except for reinvestments of dividend and capital gain distributions, or at least annually, as well as a quarterly consolidated statement. In addition, each year you will receive an annual and semi-annual report to shareholders of each Fund in which you invest. If you would like copies of these reports, please call (800) 982-8782.


       HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION
       -----------------------------------------------------------------


Dividends of net investment income currently are declared and paid at least annually by each Fund in accordance with the Fund's dividend policy. Dividends from the International Fund, the Small-Cap Opportunity Fund and the Small-Cap Value Fund are declared and paid semi-annually. Dividends from each of the Growth Fund, the Equity Income Fund, the Equity Fund, the Index Fund, the Balanced Fund and the Convertible Securities Fund are declared and paid quarterly. Dividends from the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund are declared daily and paid monthly. Dividends from each of the Money Market Funds are declared daily and paid monthly. Any net capital gains will be declared and paid at least annually. Dividend and capital gain distributions may be invested in additional shares of the same Fund at net asset value and credited to the shareholder's account on the payment date or paid in cash (no sales charge is assessed on the reinvestment of dividends or distributions). Distribution checks and account statements will be mailed approximately two business days after the payment date.

Each Fund is treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally are applied to each Fund separately, rather than to the Trust or the Company as a whole. As a result, net capital gains, net investment income, and operating expenses are determined separately for each Fund. The Trust and the Company intend to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to federal income taxes.

Dividends (including net short-term capital gains), except "exempt-interest dividends" (described below), will be taxable to shareholders as ordinary income.

Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.


A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their price at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.



Dividends paid by each of the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund (the "Tax-Exempt Funds") out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.



Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for Federal income tax purposes. Under rules of the IRS for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by each Tax-Exempt Fund are anticipated to be exempt from Federal income taxes.


Shareholders of the Tax-Exempt Funds may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

The Trust and the Company, as applicable, will be required to withhold, subject to certain exemptions, a portion (currently 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Trust (or the Company) or Transfer Agent.

                              GENERAL INFORMATION
       -----------------------------------------------------------------

BANKING LAW MATTERS

Federal banking laws and regulations generally prohibit federally chartered or supervised banks from engaging directly in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies, such as Harris Trust and HIM, are permitted to purchase and sell securities upon the order and for the account of their customers.

Harris Trust and HIM believe that they may perform the services contemplated by this Prospectus and their respective agreements with the Company and Trust without violating applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, these services. If this were to happen, the Funds would seek alternative sources for these services.

HOW SHARE VALUE IS DETERMINED


Net asset value per share is the value of one share of a Fund, which is determined on each Fund Business Day. Net asset value per share of each class is determined by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities) allocable to that class by the number of shares of that class outstanding.


The net asset value per share of each of the non-Money Market Funds is determined at the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Fund Business Day. The value of securities held by the non-Money Market Funds (other than bonds and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the time of valuation. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at their closing values on the exchange. Bonds are valued at the mean of the last bid and asked prices. In the absence of readily available market quotations (or when, in the view of the Portfolio Management Agent, available market quotations do not accurately reflect a security's fair value), securities are valued at their fair value as determined by the Trust's Board of Trustees or Company's Board of Directors. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

The net asset value per share of each of the Money Market Funds is determined at 12:00 Noon, Eastern time. In order to maintain a stable net asset value of $1.00 per share, each of the Funds uses the amortized cost method to value its portfolio securities.

HOW PERFORMANCE IS REPORTED

From time to time, each of the Funds may advertise its performance. Performance may be quoted in terms of total return, yield, effective yield and tax-equivalent yield. All performance information is based on historical results and is not intended to indicate future performance.

Total return refers to the amount an investment in a Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes the payment of the maximum sales load and the reinvestment of all dividends and distributions. The total return of each Fund shows what an investment in Class A Shares of the Fund would have earned over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) assuming that the maximum sales load was paid and that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees. When a Fund compares its total return to that of other mutual funds or relevant indices, its total return also may be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund divides the interest income it earned from its investments for a 30-day period (net of expenses) by the average number of shares entitled to receive dividends. The result is then expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period (which period will be stated in the advertisement). The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.


The effective yield is calculated similarly but, when annualized, the income earned by an investment in shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield," which will be calculated only for the Tax-Exempt Funds, refers to the yield on a taxable investment necessary to produce an after-tax yield equal to a Fund's tax-exempt yield, and is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus, the tax-equivalent yield for a Fund will always exceed that Fund's yield.


From time to time the Money Market Funds advertise "30-day average yield" and "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day or monthly period, as appropriate (which period will be stated in the advertisement).

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc. and Lipper Analytical Services, Inc. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. That material is not to be considered an indication of future performance. All performance information for a Fund is calculated on a class basis. In addition, a Fund may use a benchmark securities index as a measure of the Fund's performance. The Balanced Fund may measure performance using a composite of securities indices to reflect that Fund's policy of investing in both equity and fixed income securities. The Funds may from time to time advertise a comparison of their performance against relevant indices.

MORE INFORMATION ABOUT THE TRUST AND THE COMPANY

The Trust is an open-end management investment company which was organized on December 6, 1995 as a business trust under the laws of the Commonwealth of Massachusetts. The Trust offers shares of beneficial interest, $.001 par value, for sale to the public. Currently, the Trust has 12 portfolios in operation. The Board has authorized each Fund of the Trust to issue two classes of shares, Class A Shares and Institutional Shares.


The Company, which was incorporated in Maryland on September 16, 1987, is an open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently, the Company has seven portfolios in operation, including two portfolios not offered in this Prospectus: Harris Insight Hemisphere Free Trade Fund and

Harris Insight Convertible Fund. The Company's Board has authorized the Funds of the Company to issue two classes of shares, Class A and Institutional Shares, except with respect to Harris Insight Convertible Fund, which offers a single class.


Institutional Shares of the Funds, which are offered only to certain classes of investors, do not impose any sales charges or bear any sales, marketing or distribution expenses. In the future, the Board of Trustees of the Trust and the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio. Different classes of shares of a single portfolio may bear different sales charges and other expenses (including distribution fees) which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Funds at (800) 982-8782 or from any institution that makes available shares of the Funds. All shares of the Trust and all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Trust and all shares of the Company, when issued, will be fully paid and non-assessable.



As of April 1, 1997, Harris Trust owned of record all or substantially all of the Institutional Shares of the Funds and, for purposes of the 1940 Act, may be have been deemed to control the Funds. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


The Trust and the Company may dispense with annual meetings of shareholders in any year in which Trustees and Directors are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Trustees and Directors.

There is a possibility that the Trust might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company. Likewise, there is a possibility that the Company might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Trust.


Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both the trust itself was unable to meet its obligations and inadequate insurance existed. To guard against this risk, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.


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
                       APPENDIX A: PERMITTED INVESTMENTS
       -----------------------------------------------------------------


ASSET-BACKED SECURITIES. The Equity Funds, the Short/Intermediate Bond Fund, the Bond Fund, the Intermediate Government Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Money Market Fund may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Boards of Trustees and Directors, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.


Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

BANK OBLIGATIONS. A Fund may invest in obligations of bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.


The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks. See "Foreign Securities."

COMMON AND PREFERRED STOCK. The Equity Funds and the Convertible Securities Fund may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, usually have the right to vote on various corporate governance matters such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends or upon liquidation. A preferred stockholder is a shareholder in the company and not a creditor of the company as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company. Equity securities owned by a Fund may be traded in the over-the-counter market or on a securities exchange and may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by a Fund of a portfolio security to meet redemptions by shareholders or otherwise may require the Fund to sell the security at less than the reported value of the security, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth.

CONVERTIBLE SECURITIES. The Equity Funds, the Convertible Securities Fund and the Bond Fund may invest in convertible preferred stock and bonds, which are fixed income securities that are convertible into common stock at a specified price or conversion ratio. Because these securities have the characteristics of both fixed income and equity securities, they sometimes are called "hybrid" securities. In general, the value of a convertible security is the higher of its investment value (its value as a fixed income security) and its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. The value of convertible securities, however, is also influenced by the value of the underlying common stock. Thus, convertible securities ordinarily will provide opportunities for producing both current income and longer-term capital appreciation. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinate to any nonconvertible fixed income securities.


EXCHANGE RATE-RELATED SECURITIES. The International Fund may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities generally is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.


Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets.

FLOATING AND VARIABLE RATE SECURITIES. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to a some interest rate index or market interest rate. These adjustments tend to decrease the security's price sensitivity to changes in interest rates. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.



FOREIGN EXCHANGE CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS. When investing in foreign securities a Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund incurs foreign exchange expenses in converting assets from one currency to another.



Each of the Equity Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). A Fund may enter into Forward Contracts for "hedging" purposes -- either to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Fund has investments may suffer a decline against the U.S. dollar -- or for non-hedging purposes. By entering into Forward Contracts, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. A Fund also may enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Portfolio Management Agent, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.


FOREIGN SECURITIES. The International Fund may invest in dollar-denominated and non-dollar-denominated foreign equity and debt securities. Each of the other Equity Funds may invest up to 10% of its total assets in dollar-denominated foreign equity and debt securities. Each of the Equity Funds also may invest in American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. EDRs are typically issued by foreign banks and trust companies (although they also may be issued by U.S. banks or trust companies) and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

The Short/Intermediate Bond Fund and the Bond Fund (each with respect to 20% of its total assets) as well as the Money Market Fund may invest in non-convertible (and convertible in the case of the Bond Fund) debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. The Convertible Securities Fund may invest in dollar-denominated Eurodollar securities convertible into the common stock of domestic corporations. The Government Fund may invest in dollar-denominated Eurodollar securities that are guaranteed by the U.S. Government or its agencies or instrumentalities. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. For example, investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, political instability, less complete financial information about the issuers and less market liquidity than domestic securities. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements than domestic banks.

GUARANTEED INVESTMENT CONTRACTS. The Short/Intermediate Bond Fund, the Bond Fund and the Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. GICs require a Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the Fund based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may invest up to 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Under the supervision of the Trust's Board of Trustees (or the Company's Board of Directors), the Portfolio Management Agent or Adviser determines and monitors the liquidity of portfolio securities.


Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.


Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days.



The Funds may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors). These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Trustees or Directors monitors implementation of these guidelines on a periodic basis.



INDEX FUTURES CONTRACTS; OPTIONS ON INDICES; OPTIONS ON SECURITIES. The Equity Funds, the Convertible Securities Fund, the Bond Fund, the Tax-Exempt Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Intermediate Government Bond Fund may attempt to reduce the risk of investment in securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. These Funds also may attempt to reduce the risk of investment in debt securities by hedging a portion of its portfolio through the use of interest rate futures and options on such futures contracts. Except for the Index Fund, a Fund will use futures contracts and options on such futures contracts only as a hedge against anticipated changes in the values of securities held in its portfolio or in the values of securities that it intends to purchase. The Index Fund also may use S&P 500 Index futures contracts to simulate full investment in the underlying index while retaining a cash balance for liquidity purposes.


Each Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges or over-the-counter.

The use of index and interest rate futures contracts and options may expose a Fund to additional risks and transaction costs. Risks inherent in the use of such instruments include: (1) the risk that interest rates, securities prices or currency markets

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

will not move in the direction that the portfolio manager anticipates; (2) the existence of an imperfect correlation between the price of such instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible inability to close out certain hedged positions may result in adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) the leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.



When a Fund invests in index and interest rate futures contracts and options, it may be required to segregate cash or other appropriate assets to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets. See "Investment Strategies" in the SAI.



INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term, debt securities (which may include municipal obligations that are exempt from federal income taxes) and which seek to maintain a $1.00 net asset value per share. Each non-Money Market Fund, other than the Equity Fund and the Short/Intermediate Bond Fund, also may invest in securities issued by investment companies that invest in securities in which the Fund could invest directly.


Securities of investment companies may be acquired by any of the Funds within the limits prescribed by the 1940 Act. These limit each such Fund so that: (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust or the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the Portfolio Management Agent or Adviser, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES. Each Fund (except the Money Market Funds) may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets. However, such loans may be made only if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from the borrower. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Company, the Adviser, the Portfolio Management Agent or the Distributor.


MORTGAGE-BACKED SECURITIES. The Equity Funds, the Bond Fund, the Short/Intermediate Bond Fund and the Intermediate Government Bond Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers. U.S. Government-related mortgage-backed securities may be issued or guaranteed by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, or supported primarily or solely by the creditworthiness of the issuing U.S. Government agency or other entity.


CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of obligations. Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), or Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.


Even if the U.S. Government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost if the security is prepaid. When interest rates rise, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates rise.



MUNICIPAL OBLIGATIONS. The Balanced Fund, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund and the Tax-Exempt Money Market Fund may invest in municipal obligations. Municipal obligations include municipal bonds, municipal notes and municipal commercial paper. These securities may be issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities at the time of issuance of three years or less. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from other specific revenue sources such as the user of the facility being financed. Revenue securities include private activity bonds (also known as industrial revenue bonds), which may be purchased only by the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund and which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


Municipal notes are generally issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be. The municipal notes in which the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may invest include tax anticipation notes, bond anticipation notes, and revenue anticipation notes (which generally are issued in anticipation of various seasonal revenues).



The Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may invest in municipal leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure may prove difficult.


REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.


The Equity Funds and the Fixed Income Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.


A Fund may not enter into a repurchase agreement or reverse repurchase agreements if, as a result, more than 15% (10% with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds) of the Fund's net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Funds will enter into repurchase agreements and reverse repurchase agreements only with registered broker-dealers and commercial banks that meet guidelines established by the Trust's Board of Trustees (or the Company's Board of Directors).



SECURITIES WITH PUTS. In order to maintain liquidity, the Equity Funds, the Tax-Exempt Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Short/Intermediate Bond Fund, the Intermediate Government Bond Fund, and the Money Market Funds may enter into puts with respect to portfolio securities with banks or broker-dealers that, in the opinion of the Portfolio Management Agent or Adviser present minimal credit risks. The ability of these Funds to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.



STAND-BY COMMITMENTS. The Balanced Fund, the Tax-Exempt Bond Fund and the Intermediate Tax-Exempt Bond Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Balanced Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining the Fund's net asset value. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in U.S. Government Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. Government Securities. As used in this Prospectus, the term U.S. Government Securities means obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. The U.S. Government Securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

WARRANTS. The Equity Funds and the Convertible Securities Fund may invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Unlike convertible securities and preferred stocks, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund's entire investment therein).

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. Each Fund may purchase securities (including securities issued pursuant to an initial public offering) on a "when-issued," "delayed delivery" or "forward commitment" basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will make a commitment to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The Funds do not earn income on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and Government Securities may be sold in this manner.

ZERO COUPON SECURITIES. Each of the Funds may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the U.S. Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES").



The International Fund, the Intermediate Government Bond Fund, and the Money Market Funds may invest in other types of related zero coupon securities commonly known as "stripped" securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Stripped securities also may be issued by corporations and municipalities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitations on illiquid investments.



Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero coupon security must include a portion of the original issue discount of the security as income. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other debt securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Portfolio Management Agent or Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

INVESTMENT ADVISER, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADMINISTRATOR AND DISTRIBUTOR
Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN
PNC Bank, N.A.
Broad & Chestnut Streets
Philadelphia, Pennsylvania 19101


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103


LEGAL COUNSEL
Bell, Boyd & Lloyd
Three First National Plaza
Chicago, Illinois 60602-4207

HARRIS INSIGHT HEMISPHERE FREE TRADE FUND


HARRIS INSIGHT(R) FUNDS
60 State Street, Suite 1300, Boston, Massachusetts 02109
Telephone: (800) 982-8782

     HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), is an open-end, diversified management investment company that currently offers shares representing interests in seven mutual funds. This Prospectus describes two classes of shares, Class A Shares and Institutional Shares, of the Company's Harris Insight Hemisphere Free Trade Fund (the "Fund"), a global fund investing in equity securities, fixed income securities and/or cash equivalents of issuers in Canada, Mexico and the United States. The Fund's investment objective is to provide capital appreciation. Current income is a secondary objective.

     Harris Trust and Savings Bank ("Harris Trust" or the "Investment Adviser") is the Fund's investment adviser and Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") acts as the Fund's portfolio management agent. Jones Heward Investment Counsel Inc., a subsidiary of Bank of Montreal, and Bancomer Asesora de Fondos, S.A. de C.V., a subsidiary of Casa de Bolsa Bancomer, S.A. de C.V. ("Investment Sub-Advisers") act as investment sub-advisers to the Fund. Shares of the Fund are offered by Funds Distributor, Inc., the distributor of the Company's Shares.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Please read and retain it for future reference. A Statement of Additional Information dated May 1, 1997, containing more detailed information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") and (together with any supplements thereto) is incorporated by reference into this Prospectus. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing or calling the Company at the address and telephone number printed above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Fund. Separate Prospectuses and Statements of Additional Information for the other investment portfolios offered by the Company may be obtained without charge by writing or calling the Company at the address and telephone number printed above.

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by Harris Trust and Savings Bank, or any of its affiliates, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves investment risks, including the possible loss of principal.


                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


May 1, 1997

TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Expense Table .................................................................3
Highlights ....................................................................4
Financial Highlights ..........................................................5
Investment Objectives and Policies ............................................6
Investment Strategies .........................................................7
Investment Limitations .......................................................14
Management ...................................................................14
Determination of Net Asset Value .............................................18
Purchase of Shares ...........................................................19
Redemption of Shares .........................................................20
Service Plan .................................................................21
Dividends and Distributions ..................................................22
Taxes ........................................................................22
Account Services .............................................................23
Organization and Capital Stock ...............................................23
Reports to Shareholders ......................................................24
Calculation of Yield and Total Return ........................................24

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information and/or in the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or the Distributor. This Prospectus does not constitute an offer in any jurisdiction in which, or to any person to whom, such offer may not lawfully be made.

EXPENSE TABLE


     The following table illustrates information concerning shareholder transaction expenses and annual Fund operating expenses for Class A and Institutional Shares of the Fund. Shareholder transaction expenses are charges you pay when you buy, sell or hold shares of a Fund. Annual operating expenses are factored into the Fund's share price and are not charged directly to shareholder accounts.


Expenses and fees payable by Class A and Institutional shareholders are summarized in this table and presented as a percentage of average net assets.

                                                     Class A    Institutional
                                                     Shares        Shares
                                                     ------        ------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases               4.50%        None


Annual Fund Operating Expenses*:
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)

Advisory Fees                                         0.82%        0.82%
Rule 12b-1 Fees                                       0.25%        None
Other Expenses                                        0.73%        0.73%
                                                      ----         ----

Total Fund Operating Expenses                         1.80%        1.55%
                                                      ====         =====


----------

*For a further description of various expenses incurred in the operation of the Fund, see "Management." The amounts for expenses are based on amounts incurred during the Fund's most recent fiscal year.

Without any fee waivers or expense reimbursements, investment advisory fees and total operating expenses would be 0.90% and 1.88% for Class A Shares and 0.90% and 1.63% for Institutional Shares.

Customers of a financial institution, such as Harris Trust, may also be charged certain fees and expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (such as personal trust, estate settlement, advisory and custodian services).


Example

You would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% gross annual return and (2) redemption at the end of each time period:

                                                   Class A        Institutional
                                                   Shares            Shares
                                                   ------            ------

     1 year                                         $62                $16
     3 years                                        $99                $49
     5 years                                       $138                $84
     10 years                                      $247               $185



THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more information concerning the various costs and expenses, see "Management."

HIGHLIGHTS

At least 65% of the Fund's assets will be invested in companies that the Portfolio Management Agent and/or Sub-Advisers believe will benefit from increased trade opportunities among Canada, Mexico and the United States.

     Harris Insight Hemisphere Free Trade Fund seeks to provide capital appreciation and, secondarily, current income by investing, under normal circumstances, at least 20% of its assets in equity securities, fixed income securities and/or cash equivalents of issuers in each of Canada and Mexico and at least 30% of its assets in such securities of issuers in the United States. Under normal circumstances, the Fund will limit its investment in securities of issuers in each of Canada, Mexico and the United States to no more than 40%, 40% and 60%, of its assets, respectively. Under normal circumstances, the Fund will invest at least 65% of its assets in companies which the Portfolio Management Agent and/or Investment Sub-Advisers believe will benefit from increased trade opportunities among Canada, Mexico and the United States.

Who manages the Fund's investments?

Harris Investment Management, Inc. determines the portions of the portfolio to be allocated among issuers in Canada, Mexico and the United States.


     Harris Trust and Savings Bank is the investment adviser for the Fund. Harris Trust and its affiliates have provided investment management services to clients for over 100 years. Harris Trust provides investment services for pension, profit-sharing and personal portfolios. As of December 31, 1996, total discretionary trust assets under management totaled approximately $13.3 billion.

     Harris Investment Management, Inc. provides daily portfolio management services to the Fund. HIM determines the portions of the portfolio to be allocated among issuers in Canada, Mexico and the United States. HIM also selects and manages the U.S. securities in which the Fund invests. HIM and its predecessors have managed client assets for over 80 years. As of December 31, 1996, HIM had a staff of 62, including 35 professionals, providing investment expertise to the management of Harris Insight Funds and for pension, profit-sharing and institutional portfolios. At that date, assets under management were approximately $9.2 billion. Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc., which in turn is a subsidiary of Bank of Montreal. See page 15.


     Jones Heward Investment Counsel Inc. ("JHICI") and Bancomer Asesora de Fondos, S.A. de C.V. ("Bancomer") serve as Investment Sub-Advisers to the Fund. JHICI selects and manages the Canadian securities in which the Fund invests and Bancomer selects and manages the Mexican securities in which the Fund invests. JHICI is a subsidiary of Bank of Montreal. Bancomer is a subsidiary of Casa de Bolsa Bancomer, S.A. de C.V. See page 15.

What advantages does the Fund offer?

     The Fund is designed for individual and institutional investors. An investment in shares of the Fund gives the investor benefits customarily available only to large investors, such as diversification of investment, greater liquidity and professional management, block purchases of securities and relief from bookkeeping, safekeeping of securities and other administrative details.

When are dividends paid?


     Dividends from the Fund are paid annually. Any capital gains distributions will be paid at least annually. See page 22.

How are shares redeemed?


     Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Registered Representative servicing your account, the Sub-Transfer Agent, or through any Service Agent. See page 20.


What risks are associated with the Fund?


     The Fund's performance and price per share changes daily based on many factors, including the quality of the Fund's investments, U.S. and international economic conditions, general market conditions and international exchange rates. The Fund seeks to achieve its investment objective through investments in securities of foreign issuers that involve risks not typically associated with U.S. issuers. There is no assurance that the Fund will achieve its investment objective. See "Investment Strategies."

The Fund's performance and price per share changes daily based on many factors, including economic, market and exchange rate factors.


FINANCIAL HIGHLIGHTS


     The following financial highlights represent selected data for a single outstanding share of the Fund for the periods shown. This information has been derived from the financial statements audited by Price Waterhouse LLP, independent accountants. The Fund's financial statements for the year ended December 31, 1996 and independent accountants' report thereon are included in the Fund's Annual Report and are incorporated by reference into (are legally a part of) the Fund's Statement of Additional Information. These financial highlights should be read in conjunction with the financial statements. Further information about the Fund's performance is contained in the Annual Report, which may be obtained from the Harris Insight Funds without charge.

                                                 Institutional
                                                     Class           Class A
                                                --------------    --------------
                                                For the Period    For the Period
                                                  04/09/96(6)      04/11/96(6)
                                                  to 12/31/96      to 12/31/96
                                                  -----------      -----------
Net Asset Value, Beginning of Period              $     10.00      $     10.00
                                                  -----------      -----------
Income from Investment Operations:
Net Investment Income                                   0.059            0.018
Net Realized and Unrealized Gain on Investments         0.971            0.992
                                                  -----------      -----------

Total from Investment Operations                        1.030            1.010
                                                  -----------      -----------

Less Distributions:
Net Investment Income                                    --               --
Net Realized Gains                                       --               --
                                                  -----------      -----------

Total Distributions                                     0.000            0.000
                                                  -----------      -----------

Net Asset Value, End of Period                    $     11.03      $     11.01
                                                  ===========      ===========

Total Return(3)(4)                                      10.30%           10.10%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                   $    11,034      $       135
Ratios of Expenses to Average Net Assets (1)(2)          1.55%            1.80%
Ratio of Net Investment Income to Average Net            0.78%            0.53%
Assets(2)
Portfolio Turnover Rate                                 33.15%           33.15%
Average Commission Rate(5)                        $     0.024      $     0.024

----------
(1) Without the voluntary waiver of fees, the annualized expense ratios for the period ended December 31, 1996 for the Institutional Shares and Class A Shares would have been 1.63% and 1.88%, respectively.
(2)  Annualized.
(3)  Total returns for periods less than one year are not annualized.
(4)  Sales load is not reflected in total return.
(5) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.
(6)  Date commenced operations.

INVESTMENT OBJECTIVES AND POLICIES


     The investment objective of the Fund is to provide investors with capital appreciation. Current income is a secondary objective. Although the allocations among countries will vary, under normal circumstances the Fund will invest in equity securities, fixed income securities and/or cash equivalents and will invest at least 20% of its assets in securities of issuers in each of Canada and Mexico and at least 30% of its assets in securities of issuers in the United States. Under normal circumstances, the Fund will limit its investments in securities of issuers in each of Canada, Mexico and the United States to no more than 40%, 40% and 60% of its assets, respectively. Under normal circumstances, the Fund will invest at least 65% of its assets in companies which the Portfolio Management Agent and/or Investment Sub-Advisers believe will benefit from increased trade opportunities among Canada, Mexico and the United States.


This section describes some of the securities that the Fund may purchase and certain investment techniques that may be used to pursue its investment objectives.


     It is anticipated that investments will be spread among equity securities, fixed income securities or cash equivalents of issuers in Canada and Mexico, as well as in the United States. Investments may include securities of companies of varying sizes, measured by assets, sales or capitalization. The Fund may invest in equity securities of established companies listed on U.S. or foreign securities exchanges or traded in over-the-counter markets. The selection of portfolio securities by the Portfolio Management Agent and/or Investment Sub-Advisers will emphasize companies which the Portfolio Management Agent and/or Investment Sub-Advisers believe will benefit from increased trade opportunities among Canada, Mexico and the United States. In selecting investments for the Fund, the Investment Adviser and Investment Sub-Advisers seek to identify sources of foreign income for companies, the types of goods and services sold and overall trade flows among Canada, Mexico and the United States. In selecting investments for the Fund, the Portfolio Management Agent and Investment Sub-Advisers will not hedge country or currency risk as part of the normal investment process. The relative performance of foreign currencies is an important factor in the Fund's performance.


It is anticipated that investments will be spread among equities, fixed income securities and/or cash equivalents of issuers in Canada, Mexico and the United States.


     The Fund will be managed as a global portfolio. The Fund seeks to provide enhanced returns using a systematic, value-oriented approach to selecting securities issued in the United States, Canada and Mexico. The Portfolio Management Agent will use quantitative models to track various capital market factors and to identify undervalued and overvalued asset classes. The Portfolio Management Agent expects that under normal circumstances the Fund's average distribution of investments will be as follows: cash equivalents, 0-30%; bonds, 0-50%; and equity securities, 20-100%.


     The Fund may invest in U.S. and foreign debt securities, including fixed income securities of governments, government agencies, instrumentalities or political subdivisions; supranational agencies; corporate debt securities; bank or bank holding company debt securities; and other debt securities, including asset-backed securities and those securities convertible into common stock. Similarly, the Fund may invest in short-term obligations denominated in either U.S. or foreign currencies including, but not limited to, bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government obligations, government agency obligations, supranational agency obligations, corporate obligations, and repurchase agreements.

The Fund will limit its fixed income investments to those determined to be of investment grade quality by the Portfolio Management Agent and/or Investment Sub-Advisers.


     The Fund will limit its fixed income investments to securities considered to be investment grade quality (equivalent to securities rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P") or, if unrated, determined by the Portfolio Management Agent and/or Investment Sub-Adviser to be of comparable quality based upon publicly available information and inquiries made of the issuing entities). Obligations rated in the lowest of the top four rating categories of ratings agencies in Canada, Mexico or the United States (equivalent to "BBB" by S&P or "Baa" by Moody's) may have certain speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade obligations. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security unless the aggregate amount of such securities exceeds permissible limits. However, the Portfolio Management Agent or an Investment Sub-Adviser will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interest of the Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the Statement of Additional Information.


     Under adverse market, economic, political or currency conditions in North America or in the world generally, the Fund may assume a temporary defensive posture and without limitation hold cash and/or U.S. securities as determined by the Portfolio Management Agent.

Holdings of the Fund are continuously supervised and changes may be made if a security no longer seems to meet the objectives of the Fund.

     Securities owned by the Fund are kept under continuing supervision, and changes may be made whenever a security no longer seems to meet the objectives of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes. Neither the length of time a security has been held nor the rate of turnover of the Fund's portfolio is considered a limiting factor on such changes. See "Investment Strategies -- Portfolio Turnover."

INVESTMENT STRATEGIES

The Fund may invest in Canadian equity and fixed income securities.

     Canadian Securities. The Fund may invest in Canadian securities, consisting of the following:

     Canadian Equity Securities. The Fund may invest in Canadian equity securities consisting of equity securities issued by the following: (1) companies organized under the laws of Canada or the securities of which are principally traded in Canada; (2) companies that derive at least 50% of their revenues from goods or services produced or provided in Canada or from sales made in Canada; or (3) issuers of depository shares for equity securities which are listed on the Toronto Stock Exchange, the Montreal Exchange, the Vancouver Stock Exchange, the Alberta Stock Exchange, the Winnipeg Stock Exchange or a recognized Canadian over-the-counter market.

     Canadian Fixed Income Securities. The Fund may invest in fixed income securities of Canadian issuers consisting of: (1) debt securities issued or guaranteed by the Government of Canada or by the government of a province or municipality of Canada, their agencies or instrumentalities ("Canadian Government Securities"); (2) corporate obligations; (3) bank obligations, such as certificates of deposit, bankers' acceptances or time deposits; and (4) repurchase agreements.

     Risks and Special Considerations Relating to Canadian Securities. JHICI and the Fund's Portfolio Management Agent believe that the Canadian dollar does not have the same level of risk relative to the United States dollar as the currencies of other countries outside the United States. The markets in which Canadian dollar-denominated instruments trade, for example, are generally more liquid than many other foreign markets, and share many characteristics with U.S. markets. The political system in Canada is also more stable than those in some other foreign countries, and the Canadian dollar historically has been less volatile than other currencies relative to the U.S. dollar.

     In the recent past, various governmental actions have been proposed in Canada that would recognize the Province of Quebec as having a distinct status within Canada. If adopted, such a governmental initiative could result in the withdrawal of Quebec as a part of Canada. The current uncertainty relating to the status of Quebec may have implications for the Canadian economy, as Quebec's withdrawal from Canada could have material adverse effects on the Canadian economy and the value of securities of Canadian issuers.


     Currency Exchange Rates. The relative performance of foreign currencies is an important factor in the Fund's performance. The value of shares may change significantly when the Canadian dollar or Mexican peso strengthens or weakens against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be unpredictably affected by intervention by U.S. or foreign governments, central banks, or by currency controls or political developments in the United States or other countries.


The relative performance of foreign currencies is an important factor in the Fund's performance.

     Floating and Variable Rate Instruments. The Fund may purchase instruments having a floating or variable rate of interest. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase.

The Fund may purchase instruments having a floating or variable rate of interest.

     A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid investments if there is no reliable trading market for the investment or if the Fund may not demand payment of the principal amount within seven days.

     Foreign Securities. Investment in foreign securities involves certain considerations that are not typically associated with investing in U.S. securities. Investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political instability. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements than domestic banks.

Investment in foreign securities involves certain considerations not typically associated with investing in U.S. securities.

The Fund will not invest more than 10% of the value of its net assets in securities that are considered illiquid.

     Illiquid Securities. The Fund will not invest more than 10% of the value of its net assets in securities that are considered illiquid. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or an Investment Sub-Adviser has determined under the supervision and direction of the Company's Board of Directors that an adequate trading market exists for such securities or that market quotations are readily available).


     The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933. These securities may be determined to be liquid in accordance with guidelines established by the Investment Adviser and Investment Sub-Advisers and approved by the Company's Board of Directors. The Board of Directors will monitor the Investment Adviser's and Investment Sub-Advisers' implementation of these guidelines on a periodic basis.


The Fund may invest in securities issued by other investment companies that invest primarily in securities of Canadian, Mexican or U.S. issuers.

     Investment Company Securities. The Fund may invest in securities issued by other investment companies that invest primarily in securities of Canadian, Mexican or U.S. issuers in which the Fund may invest directly. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limit the Fund so that: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

     Mexican Securities. The Fund may invest in Mexican securities, consisting of the following:

     Mexican Equity Securities. The Fund may invest in Mexican equity securities consisting of equity securities issued by the following: (1) companies organized under the laws of Mexico or the securities of which are principally traded in Mexico; (2) companies that derive at least 50% of their revenues from goods or services produced or provided in Mexico or from sales made in Mexico; or (3) issuers of depository shares for equity securities, which securities are listed on the Bolsa Mexicana de Valores, S.A. de C.V. (the "Mexican Exchange") or a recognized Mexican over-the-counter market.

     Under Mexican law, the Fund may generally acquire only equity securities listed on the Mexican Exchange or traded in a recognized Mexican over-the-counter market that are available for investment directly by foreigners. In general, foreign investment in a Mexican issuer is limited to a maximum of 49% of the issuer's capital stock, although more restrictive provisions may be contained in the company's corporate documents or may be provided by law in the case of companies engaged in certain industries. Securities of Mexican issuers available for foreign investment are generally issued as a separate class of either Series B voting stock, shares of which generally count toward any applicable percentage limitation on foreign investment, or Series N, Series L or Series C stock, shares of which are considered

"neutral" shares providing foreign investors with monetary and economic rights, but not voting rights, with respect to the shares and which are not subject to any percentage limitations.

     Although foreigners, such as the Fund, may not directly acquire listed securities of a Mexican issuer reserved for Mexican nationals, foreigners may instruct a trust to acquire those shares for their accounts so long as the Mexican issuer has received proper authorization from the Mexican Ministry of Commerce. This type of trust, which is arranged with a Mexican bank, typically Nacional Financiera, SNC ("Nafin"), a Mexican government development finance bank, would acquire equity securities that have been determined to be appropriate for the Fund to purchase. Nafin would then issue Ordinary Certificates of Participation ("CPOs") that represent the amount and kind of shares acquired by the trust on behalf of the Fund, but the Fund would have no voting rights with respect to those shares.

     The introduction of the sort of trust arrangement described above has resulted in the effective elimination of any differential in price between those shares of Mexican issuers reserved for Mexican nationals and shares that may be directly held by non-Mexicans. The Fund currently anticipates entering into such a trust arrangement with Nafin or another suitable Mexican bank.

     Mexican Fixed Income Securities. The Fund may invest in Mexican fixed income securities consisting of the following:

     Obligations Of Mexican Governmental Entities. The Fund may invest in bonds and notes issued by the Mexican government and government-backed bonds and notes. These instruments are insured by the Mexican federal government and various federal instrumentalities. Mexican government debt instruments are frequently listed on stock exchanges but most trading is by authorized dealers in the Mexican secondary market. Peso-denominated debt obligations currently issued by the Mexican government in which the Fund may invest are limited to:
Cetes (Certificados de Tesoreria or Treasury Bills), Bondes (Bonos de Desarrollo or medium-term development bonds) and Ajustabonos (adjustable bonds).

The Fund may invest in Mexican government bonds and notes and government-backed bonds and notes.

     The Fund may also invest in "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued with respect to new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. A substantial portion of the Brady Bonds in which the Fund may invest are likely to be acquired at a discount which involves certain considerations discussed below under "Zero Coupon Securities."

The Fund may invest in "Brady Bonds" which are debt securities generally denominated in U.S. dollars.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. These options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of the face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the then current six month LIBOR. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to the investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nation's reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U. S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

The Fund may invest in obligations of Mexican banks.

     Obligations of Mexican Banks. The Fund is permitted to invest in bank bonds or "bonos bancarios," bills of exchange, certificates of deposit, time deposits and promissory notes issued by or guaranteed, as to payment of principal and interest, by Mexican banks. Bonos bancarios generally have maturities greater than one year. Bills of exchange are negotiable instruments, issued by Mexican private entities to finance current transactions, that generally mature within six months and that are accepted or endorsed by a bank and carry the bank's credit. Certificates of deposit are negotiable instruments issued by banks with maturities ranging from a few days to several years. These instruments are not generally insured or guaranteed by a Mexican governmental agency, but are obligations of the issuing banks. Promissory notes are negotiable instruments which generally have maximum maturities of 728 days. Certificates of deposit and promissory notes are usually issued at face value, pay interest periodically or at maturity, and are traded by dealers in the secondary market in Mexico. Peso-denominated money market instruments currently issued by Mexican banks in which the Fund may invest include: "pagares" (promissory notes), certificates of deposit and public bankers' acceptances.

     Obligations Of Mexican Companies. The Fund may invest in commercial paper issued by Mexican companies and determined by Bancomer to be investment grade or better (equivalent to securities within the four highest rating categories of S&P or Moody's or, if unrated, of comparable quality). Generally, commercial paper issued by Mexican companies has a maturity of 28 days, although in some cases, it may have a maturity of up to 360 days. The Fund may also invest in "pagares de mediano plazo" or medium-term promissory notes which will generally have a maturity of three years. Although most Mexican commercial paper is peso-denominated, currently less than 5% of such commercial paper is "Papel comercial Indizado," which is denominated in pesos but includes a foreign exchange adjustment factor to its face value based on the foreign exchange rate of the peso at issuance and at maturity. The foreign exchange adjustment factor is intended to act as a partial hedge against the devaluation of the peso. The Fund may also invest in "obligaciones" or corporate debentures issued by Mexican companies. Obligaciones may be issued in secured (hipotecarias) or unsecured form (quirografarias). Obligaciones generally have one to seven year maturities and varying amortization schedules.

The Fund may invest in investment grade commercial paper issued by Mexican companies.

     Risks and Special Considerations Relating to Mexican Securities. The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could, for that reason, have an important effect on private sector entities and the Fund, as well as on market conditions for the equity securities of Mexican issuers and the market conditions and prices and yields of Mexican fixed income securities. The value of the Fund's underlying

The Mexican government exercises significant influence over many aspects of the private sector in Mexico.

investments in Mexico may be affected by changes in inflation, foreign exchange rates, interest rates, expropriation, taxation, social instability and other political, economic or diplomatic developments in Mexico. The Fund can provide no assurance that future developments in the Mexican economy, over which the Fund has no control, may not impair the Fund' s investment flexibility and operations.

     The Mexican securities markets are not as large or as active as the markets in certain other countries and Mexican equity and debt securities may be less liquid and subject to greater price volatility than securities of comparable issuers in other countries. The limited liquidity and potential trading volatility of the market for Mexican securities may affect the Fund's ability to acquire or dispose of those securities at a price and time that the Fund deems advantageous. As a result, in periods of rising market prices, the Fund may be unable to participate in price increases fully to the extent that it is unable to acquire desired positions quickly; the Fund's inability in declining markets to dispose fully and promptly of positions may conversely cause its net asset value to decline as the value of unsold positions is marked to lower prices.

     Certain sectors of the Mexican economy such as oil, gas, electricity and railroads are reserved to the Mexican national patrimony, and equity investments in those sectors currently are not permitted. Under Mexican law, Petroleos Mexicanos, S.A. ("Pemex") may not issue equity securities and is the only entity permitted to engage in oil, gas and most basic petrochemical-related activities in Mexico.

     Other Short-Term Corporate Obligations Including Variable Amount Master Demand Notes. The Fund may invest in convertible and non-convertible debt securities of U.S. corporations and of foreign corporations and governments that are denominated in and pay interest in U.S. dollars, consisting of notes, bonds and debentures that are rated "Baa" or better by Moody's or "BBB" or better by S&P, and in variable amount master demand notes. Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder. Their amounts may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer; they are payable on demand or after an agreed-upon notice period, e.g., seven days; and the rates of interest vary pursuant to an agreed-upon formula. Generally, master demand notes are not rated by a rating agency. The Portfolio Management Agent and Investment Sub-Advisers monitor the creditworthiness of issuers of master demand notes on an ongoing basis. Transfer of these notes is usually restricted by the issuer, and there is no secondary trading market for these notes.

The Portfolio Management Agent and Investment Sub-Advisers monitor the creditworthiness of issuers of master demand notes on an ongoing basis.


     Portfolio Turnover. High portfolio turnover rates can result in corresponding increases in brokerage commissions and other transaction costs, which are borne directly by the Fund, and may result in the realization of short-term capital gains that are taxable to shareholders as ordinary income. The Portfolio Management Agent and Investment Sub-Advisers will not consider the rate of portfolio turnover a limiting factor in making investment decisions consistent with the Fund's investment objective and policies.


The Fund may invest in repurchase agreements.

     Repurchase Agreements. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account the value of the collateral held pursuant to the repurchase agreement at not less than the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

     The Fund may not enter into a repurchase agreement if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements only with broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors.

     United States Equity Securities. The Fund may invest in United States equity securities consisting of equity securities issued by the following: (1) companies organized under the laws of the United States or the securities of which are principally traded in the United States and (2) companies that derive at least 50% of their revenues from goods or services produced or provided in the United States or from sales made in the United States.

     U.S. Government Obligations. U.S. Government Obligations consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities and payment of interest.

     U.S. Government Agency and Instrumentality Obligations. Obligations of U.S. Government agencies and instrumentalities are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Warrants. The Fund may invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) on securities in which it may invest directly. Warrants represent rights to purchase securities at a specific price valid for a specific period of time.

The Fund may invest up to 5% of its net assets in warrants.


     When-Issued Securities. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The purchase price and the interest rate that will be received are fixed at the time of the commitment. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser prior to issuance. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price.


     The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of the Fund's commitments.

     Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity and are issued and traded at a discount. The values of zero coupon securities are subject to greater fluctuations than are the values of income securities that distribute income regularly. Zero coupon securities (which are not issued or guaranteed by the U.S. Government) may be created by separating the interest and principal component of U.S. Government Obligations or securities issued by private corporate issuers. In addition, the Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the

The Fund may invest in debt obligations that do not entitle the holder to periodic interest payments prior to maturity and are issued and traded at a discount.

security's maturity value and its purchase price is imputed to be income to the Fund each year. Because imputed income must be paid to shareholders annually, the Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by the Fund may increase its expense ratio and decrease its rate of return.

INVESTMENT LIMITATIONS

     Unless otherwise noted, the foregoing investment objectives and related policies and activities of the Fund are not fundamental and may be changed by the Board of Directors of the Company without the approval of the shareholders. If there is a change in the Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

     As matters of fundamental policy, which may be changed only with approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described in the Statement of Additional Information, the Fund may not: (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of its investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities; (2) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation; (3) purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer; or (4) borrow from banks, except that it may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5%). It is also a fundamental policy that the Fund may make loans of portfolio securities, and invest up to 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties having maturities of more than seven days, and securities that are not readily marketable. The Fund considers the securities of foreign governments and supra-national entities to be separate industries for purposes of the 25% asset limits on investments in the securities of issuers conducting their principal business activity in the same industry.

This paragraph outlines the Fund's policies that may be changed only by a majority vote of shareholders.

MANAGEMENT

     The Board of Directors has overall responsibility for the conduct of the affairs of the Fund and Company. The members of the Board and their principal occupations are as follows:

Board of Directors


C. Gary Gerst            Chairman of the Board of Directors; Chairman Emeritus
                            LaSalle Partners, Ltd. (real estate developer and manager).

Edgar R. Fiedler         Senior Fellow and Economic Counsellor, The Conference
                            Board.

John W. McCarter, Jr.    President and Chief Executive Officer, The Field Museum
                            of Natural History (Chicago); Formerly, Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm)


Ernest M. Roth           Consultant; Retired Senior Vice President and Chief
                            Financial Officer, Commonwealth Edison Company.

Investment Adviser


     The Fund has entered into an Advisory Contract with Harris Trust, located at 111 West Monroe Street, Chicago, Illinois. The Advisory Contract provides that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below). Harris Trust is the successor to the investment banking firm of N.W. Harris & Co., organized in 1882, and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1996, Harris Trust had total discretionary trust assets under management of more than $13.3 billion and was the largest of 25 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution.

     As of December 31, 1996, Harris Trust managed more than $10.6 billion in discretionary personal trust assets, and managed more than $19.2 billion in non-discretionary trust assets.


     For its services under the Advisory Contract with the Fund, Harris Trust is entitled to receive monthly advisory fees at the annual rate of 0.90% of the average daily net assets of the Fund. An advisory fee of 0.90% is higher than that paid by most mutual funds.

Portfolio Management Agent


     Harris Trust has entered into a Portfolio Management Contract with Harris Investment Management, Inc., located at 190 South LaSalle Street, Chicago, Illinois. Under the Portfolio Management Contract, HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. For the services provided by HIM, Harris Trust pays HIM the advisory fees it receives from the Fund. As of December 31, 1996, HIM managed an estimated $9.2 billion in assets. HIM determines the allocation of the Fund's assets among issuers in Canada, Mexico and the United States. HIM also selects and manages the U.S. securities in which the Fund invests and is responsible for the supervision and oversight of the Investment Sub-Advisers' performance. HIM and its predecessors have managed client assets for over 80 years. As of December 31, 1996, HIM had a staff of 62, including 35 professionals, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. HIM is a subsidiary of Harris Bankcorp, Inc.

The Portfolio Management Agent, Harris Investment Management, provides investment expertise to various portfolios and manages over $9.2 billion in assets.


Investment Sub-Advisers


     Jones Heward Investment Counsel Inc. ("JHICI") and Bancomer Asesora de Fondos, S.A. de C.V. ("Bancomer") have each entered into an Investment Sub-Advisory Agreement (each an "Investment Sub-Advisory Contract") with HIM. JHICI selects and manages the Canadian securities in which the Fund invests and Bancomer selects and manages the Mexican securities in which the Fund invests. JHICI is a Canadian corporation which was established in 1982. JHICI is a subsidiary of Bank of Montreal and as of December 31, 1996, assets under management were approximately $9 billion (Canadian). Bancomer is a Mexican corporation which was established in 1994. Bancomer is a wholly-owned subsidiary of Casa de Bolsa Bancomer, S.A. de C.V., which is a wholly-owned subsidiary of Grupo


JHICI selects and manages the Canadian securities and Bancomer selects and manages the Mexican securities.

Financiero Bancomer, S.A. de C.V., a Mexican financial services holding company. Neither JHICI nor Bancomer has previously acted as an investment adviser to a U.S. registered investment company.

     For their services under their respective Investment Sub-Advisory Contracts, HIM pays each of JHICI and Bancomer, from the advisory fees HIM receives from Harris Trust, a monthly fee at the annual rate of 0.375% of the first $25 million in average daily net assets of the Fund under its management, plus 0.325% of the next $25 million in such assets, plus 0.275% of the next $50 million in such net assets, plus 0.250% of such net assets in excess of $100 million.

     Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that HIM, JHICI or Bancomer manage and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When HIM, JHICI or Bancomer determine that a particular security should be bought or sold for the Fund and for other accounts managed by HIM, JHICI or Bancomer, each party undertakes to allocate those transactions among the participants equitably.

Portfolio Management





     Many persons on the staffs of the Investment Adviser, Portfolio Management Agent and Investment Sub-Advisers contribute to the investment management services provided to the Fund. Ali Amiry PhD, Enrique R. Garduno-Curiel, Yuri Rodriguez and Michael R. Stanley, however, are primarily responsible for the day-to-day management of the portfolio of the Fund. Dr. Amiry joined HIM in 1994 and serves as Principal and Portfolio Manager. He has served as portfolio manager of the U.S. portion of the Fund's portfolio since the Fund commenced operations in April 1996 and has 3 years of experience in the equities markets. Prior to joining HIM, he conducted post-doctorate research at UCLA. Mr. Garduno-Curiel joined Grupo Financiero Bancomer in 1976 and serves as Vice President in the International Funds area, responsible for portfolio management services. He has served as investment strategist of the Mexican portion of the Fund's portfolio since the Fund commenced operations and has 8 years of investment experience. Mr. Rodriguez joined Grupo in 1990 and has served as portfolio manager of the Mexican portion of the Fund's portfolio since the Fund commenced operations. He became a portfolio manager in 1993, after having served as an analyst. Mr. Stanley joined Jones Heward Investment Counsel Inc. in 1996 and serves as Senior Vice President and Portfolio Manager. He has served as portfolio manager of the Canadian portion of the Fund's portfolio since the Fund commenced operations. Prior to joining Jones, he served as vice president and portfolio manager for a Canadian investment counseling firm.


Glass-Steagall Act

     The Glass-Steagall Act, among other things, generally prohibits federally chartered or supervised banks from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although bank holding company subsidiaries such as Harris Trust and HIM are permitted to purchase and sell securities upon the order and for the account of their customers.

     It is the position of Harris Trust and HIM that they may perform the services contemplated by the Advisory Contract, the Portfolio Management Contract and this Prospectus without violation of the Glass-Steagall Act or other applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, such services. If Harris Trust or HIM were prohibited from performing any of such services, it is expected that the Board of Directors of the Company would recommend to the Fund's shareholders that they approve a new agreement with another entity or entities qualified to perform such services and selected by the Board of Directors.

     To the extent permitted by the Commission, the Fund may pay brokerage commissions to certain affiliated persons. During the last fiscal year, the Fund did not pay commissions to such persons.




Administrator, Custodian and Transfer Agent

     Harris Trust (the "Administrator") serves as the administrator of the Fund and in that capacity generally assists the Fund in all aspects of its administration and operation. Harris Trust also serves as the transfer and dividend disbursing agent of the Fund (the "Transfer Agent").

     The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. (the "Sub-Administrator"), pursuant to which the Sub-Administrator performs certain administrative services for the Fund. The Administrator has also entered into a Sub-Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Sub-Administrator and Accounting Services Agent"). Under these Agreements, the Administrator compensates the Sub-Administrator and the Sub-Administrator and Accounting Services Agent for providing such services.

     The Transfer Agent has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. Under this Agreement, the Transfer Agent compensates the Sub-Transfer Agent for providing such services.

     PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Fund. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.


     As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of the Company and Harris Insight Funds Trust (the "Trust"), payable monthly at an annual rate of .17% of the first $300 million of average daily net assets; .15% of the next $300 million; and .13% of average net assets in excess of $600 million. In addition, the Fund pays a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburses the Custodian for various custody transactional expenses.


Distributor

     Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility for distributing shares of the Fund. Fees for services rendered by the Distributor will be paid for by the Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plan described below pursuant to a contractual arrangement between the Company and the Distributor and approved by the Board of Directors of the Company.

     See "Management" and "Custodian" in the Statement of Additional Information for additional information regarding the Company's Investment Adviser, Portfolio Management Agent, Administrator, Custodian, Transfer Agent and Distributor.

Expenses


     Except for certain expenses borne by the Distributor, Harris Trust or HIM, the Company bears all costs of its operations, including the compensation of its directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan; interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Fund's custodian including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of directors' and shareholders' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund are borne by that Fund. Other general expenses of the Company and the Trust are allocated among the investment portfolios of the Company or the Trust in an equitable manner as determined by the Board of Directors of the Company or the Board of Trustees of the Trust.


DETERMINATION OF NET ASSET VALUE


     Net asset value per share for the Fund is determined on each day that the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "Fed") are open for trading (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day). The net asset value per share of each class of the Fund is determined by dividing the net assets of the Fund allocable to that class by the total number of outstanding shares of that class.


The Fund's net asset value per share is determined daily.


     The net asset value per share of the Fund is determined at the close of regular trading on the NYSE on each day the Fund is open for business. The value of securities owned by the Fund (other than bonds purchased by the Fund and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the close of regular trading on the NYSE (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Bonds purchased by the Fund are valued at the mean of the last bid and asked prices. In the event that such prices are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost when the Company's Board of Directors has determined that amortized cost valuation is fair value.


     The different expenses borne by each class of Shares will result in different net asset values and dividends. The per share net asset value of Class A Shares of the Fund generally will be lower than that of the Institutional Shares of the Fund because of the higher expenses borne by Class A Shares.

PURCHASE OF SHARES

Fund shares may be purchased any day the New York Stock Exchange and the Federal Reserve are open for business.


     Shares of the Fund may be purchased on any day the NYSE and the Fed are open for business through authorized broker/dealers, financial institutions and service agents with whom the Distributor has a selling agreement, including Harris Trust and HIM and their affiliates ("Institutions") on any day the Funds are open for business. Institutions are responsible for the prompt transmission to the Sub-Transfer Agent of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their customers for such services, which would reduce the customers' yield or return. The Company does not impose any minimum initial or subsequent investment limitations. Each Institution through which shares may be purchased may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments.


     Depending upon the terms of the particular customer account, Institutions, including Harris Trust, HIM and their affiliates, may charge account fees for automatic investment and other cash management services which they provide, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. This Prospectus should be read in connection with any related information received from financial institutions.


     The Company reserves the right to reject any purchase order. All funds net of sales charge with respect to Class A Shares, received from a share purchase will be invested in full and fractional shares at their offering price next determined after receipt of a purchase order by the Sub-Transfer Agent. Checks will be accepted for the purchase of the Fund's shares subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Company at the address and telephone number on page one of this Prospectus.

     Purchase orders for shares of the Fund received in good order by the Sub-Transfer Agent prior to the close of regular trading (4:00 P.M., Eastern time) on the NYSE will be executed at the offering price, which includes a sales charge for Class A Shares, next determined on that day. Orders placed directly with the Sub-Transfer Agent must be paid for by check or bank wire on the next business day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed.


     Class A Shares. When Class A Shares of the Fund are purchased through an Institution, the Distributor reallows to the Institution a portion of the sales charge to the Institution except as described below. No sales charge will be assessed on the reinvestment of distributions.

Although Class A Shares of the Fund are sold with a sales load of up to 4.50%, there are a number of ways to reduce the sales load.

     Sales charges for Class A Shares of the Fund are as follows:

                                                        Sales
                                                        Charge       Dealer
                                                       As % Of      Allowance
                                              Sales   Net Amount     As % Of
           Amount Of Purchase                 Charge   Invested   Offering Price
           ------------------                 ------   --------   --------------

Less than $100,000..........................   4.50%     4.71%         4.25%
$100,000 up to (but less than) $200,000.....   4.00      4.17          3.75
$200,000 up to (but less than) $400,000.....   3.50      3.63          3.25
$400,000 up to (but less than) $600,000.....   2.50      2.56          2.25
$600,000 up to (but less than) $800,000.....   2.00      2.04          1.75
$800,000 up to (but less than) $1,000,000...   1.00      1.01          0.75
$1,000,000 and over.........................    .00       .00           .00

     No sales charge is assessed on Class A Shares that are purchased directly from the Funds (i.e., not purchased through an Institution). In addition, no sales charge will be assessed on purchases by (a) any bank, trust company, or other institution acting on behalf of a fiduciary customer account or any other trust account maintained (including a pension, profit-sharing or other employee benefit trusts created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")); (b) any individual with an investment account or relationship with HIM; (c) directors and officers of the Company; (d) any director, current or retired employee of Harris Bankcorp, Inc. or any of its affiliates or an immediate family member of such individual (spouses and children under 21); (e) any broker, dealer, or agent who has a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); and (f) financial institutions, financial planners, employee benefit plan consultants or registered investment advisers acting for the accounts of their clients.

     The Right of Accumulation allows an investor to combine the amount being invested in Class A Shares of the non-money market funds of the Company with the total net asset value of Class A Shares currently being purchased or already owned of such funds to determine reduced sales charges in accordance with the above sales charge schedule. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Fund with respect to all Class A Shares purchased thereafter.


     A Letter of Intent allows an investor to purchase Class A Shares of the non-money market funds of the Company and Harris Insight Funds Trust, an affiliated investment company, over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of Class A Shares already owned pursuant to the terms of the letter of such Fund. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.


     Institutional Shares. Institutional Shares are sold to fiduciary and discretionary accounts of institutions, "institutional investors," Directors, Trustees, officers and employees of the Company, the Trust, the Adviser, the Portfolio Management Agent, and the Distributor and the Adviser's investment advisory clients. "Institutional investors" may include financial institutions (such as banks, savings institutions and credit unions); pension and profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisers; and broker/dealers acting for their own accounts or for the accounts of such institutional investors.


REDEMPTION OF SHARES


Shares may be redeemed at their next determined net asset value after receipt of proper request by the Sub-Transfer Agent.

     Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Sub-Transfer Agent directly or through any Institution.

     The Company makes no charge for redemption transactions, but an Institution may charge an account-based service fee. Redemption orders received by an Institution before the close of the NYSE with respect to shares of the Fund and received by the Sub-Transfer Agent before the close of business on the same day will be executed at the Fund's net asset value per share next determined on that day. Redemption orders received by an Institution after the close of the NYSE, or not received by the Sub-Transfer Agent prior to the close of business, will be executed at the Fund's net asset value next determined on the next business day.

     Redemption orders for shares of the Fund that are received in good order by 4:00 P.M. (Eastern time) will normally be remitted within five business days but not more than seven days. In the case of a redemption request made shortly after a recent purchase, the redemption proceeds will be distributed only upon clearance of the shareholder's check used to purchase the Company's shares; such clearance may take up to 15 days or more after the investment. The proceeds may be more or less than cost and, therefore, a redemption may result in a gain or loss for federal income tax purposes. Payment of redemption proceeds may be made in readily marketable securities.


Redemption through Institutions

Proceeds of a redemption made through an authorized Institution will be credited to the shareholder's account with the Institution.

     Proceeds of a redemption made through an authorized Institution will be credited to the shareholder's account with the Institution. A redeeming shareholder may request a check from the Institution or may elect to retain the redemption proceeds in such shareholder's account. The Institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for the proceeds or prior to disbursement or reinvestment of the proceeds on behalf of the shareholder.

     Due to the high cost of maintaining small accounts, the Company reserves the right to redeem accounts involuntarily on behalf of shareholders whose share balances fall below $500 in value unless this is due to a decline in the market value of the Fund's assets. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

SERVICE PLAN

Class A Shares of the Fund pay advertising and marketing expenses in addition to other shareholder servicing costs.


     Under its Service Plan, Class A Shares of the Fund bear the costs and expenses in connection with advertising and marketing the Fund's shares and pay the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate up to 0.25% per annum of the average daily net asset value of Class A Shares of the Fund. However, Harris Trust or HIM, from time to time in its sole discretion, may voluntarily bear the costs of such fees to certain Service Agents that would otherwise be borne by Class A Shares of the Fund. The Administrator, Sub-Administrators and the Distributor may act as Service Agents and receive fees under the Service Plan. In addition to the fees paid by Class A Shares of the Fund, the Fund may, pursuant to the Service Plan, defray all or part of the cost of preparing and printing brochures and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of Class A Shares of the Fund by paying on an annual basis up to the greater of $100,000 or 0.05% of the average daily net asset value of Class A Shares of the Fund (but not in any case greater than such costs). For more information concerning expenses pursuant to the Service Plan, see "Management."


     Servicing activities provided by Service Agents to their customers investing in Class A Shares of the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding Class A Shares of the Fund; assisting customers in changing dividend options, account designations and addresses;

performing sub-accounting; investing customer cash account balances automatically in Class A Shares of the Fund; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; distribution and such other services as the Fund may request, to the extent the Service Agent is permitted to provide such services by applicable statute, rule or regulation.

DIVIDENDS AND DISTRIBUTIONS


     Dividends from net investment income of the Fund are declared and paid annually. The Fund's net capital gains, if any, will be distributed at least annually (to the extent required to avoid imposition of the 4% excise tax described below). Dividends and other distributions paid by the Fund with respect to its Class A and Institutional Shares are calculated at the same time. Dividends and distributions paid by the Fund are invested in additional shares of the same class of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and statements of account are mailed approximately two business days after the dividend payment date. The Fund forwards to the Transfer Agent the monies for dividends to be paid in cash on the payment date.


The Fund pays dividends annually.

TAXES


     United States Tax. The Fund is treated as a separate entity for tax purposes and thus the provisions of the Code generally are applied to the Fund separately, rather than to the Company as a whole. As a result, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code and to distribute to the shareholders of the Fund sufficient investment income and net realized capital gains of the Fund so that the Fund will not be subject to federal income taxes.

     Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional Shares, regardless of how long the shareholder has held the Shares, and will not qualify for the dividends-received deductions of corporate shareholders.

     A taxable gain or loss may also be realized by a shareholder upon the redemption or exchange of Shares of the Fund depending on the tax basis of the Shares and their price at the time of the transaction.

     Any loss realized on a sale or exchange of Shares of the Fund will be disallowed to the extent Shares of the Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after the disposition of Shares.


Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes.

     Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or other securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their proportionate amount of such taxes against their U.S. federal income tax liabilities subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

If you have not furnished us with a correct tax identification number, you may be subject to a with-holding of 31% of dividends and redemption proceeds.

     The Company will be required to withhold, subject to certain exemptions, currently at a rate of 31%, a portion of dividends paid or credited to individual shareholders and of redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Company or Sub-Transfer Agent.

     Canadian Tax. Interest received by, or credited to, the Fund from Canadian sources will generally be subject to a 25% withholding tax in Canada. No Canadian withholding tax is applicable, however, to a debt obligation issued by the government of Canada, a province of Canada or an agency of a province, a municipality in Canada certain corporations of which at least 90% of the shares are owned by a province or a Canadian municipality or an educational institution or hospital, if the repayment of principal and payment of interest with respect to the obligation is guaranteed by a province. In addition, interest payable to the Fund in a currency other than a Canadian currency is generally exempt from withholding taxes if the principal amount is deposited with a Canadian financial institution and is not repayable in Canadian currency, and the Fund deals at arms' length with the institution. The holder of certain Canadian debt obligations on which interest income has accrued, but has not been paid, may be deemed to have received the accrued interest and may be subject to a 25% withholding tax on the amount of the interest.

     Gains derived from the disposition of securities will generally be exempt from Canadian tax so long as the Fund does not carry on business in Canada. The mere holding of securities usually does not constitute doing business in Canada.

     Mexican Tax. Profits derived from the sale of equity securities listed on the Mexican Stock Exchange that are either directly available to foreign investors or only available to foreign investors through a trust are generally not subject to tax in Mexico. Gains from off-exchange transactions in both listed and unlisted equity securities are subject to a 20% withholding tax on the appreciated value of the equity securities at the time of sale. Dividends paid to the Fund by a company that has paid Mexican corporate tax are not subject to tax. In the event the company has not paid Mexican corporate tax, dividends paid by the company will be subject to a tax, which tax is payable by the company at a rate of 34% of the amount that results from multiplying the amount of the dividend by 1.515.

     Interest earned by the Fund from debt obligations that are listed on the Mexican Stock Exchange with the exceptions of debt obligations of the Mexican federal government, its agencies and instrumentalities, including money market instruments issued by the Mexican federal government, are generally subject to a withholding tax on the gross amount at a rate of 4.9%. Interest earned on unlisted debt securities is subject to a 15% to 21% withholding tax if the obligor is a credit institution and to a 35% withholding tax in all other cases. All these taxes are paid directly by the Fund and not its shareholders.

ACCOUNT SERVICES


     Shareholders receive a statement of account whenever a share transaction, dividend or capital gain distribution is effected in the accounts, or at least annually. Shareholders can write or call the Company at the address and telephone number on page one of this Prospectus with any questions relating to their investment in shares of the Fund.


ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on September 16, 1987 as an open-end, diversified management investment company.

     The authorized capital stock of the Company consists of 10,000,000,000 Shares having a par value of $.001 per share. Currently the Company has seven portfolios in operation. The Board has authorized the Fund to issue two classes of shares. The Board has also authorized each other portfolio to offer two classes of Shares (except for the Harris Insight Convertible Fund, which offers only one class of Shares). In the future, the Board of Directors may authorize the issuance of other classes of capital stock representing shares of additional investment portfolios. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting right s of shareholders is contained in the Statement of Additional Information. All shares of the Company, when issued, will be fully paid and non-assessable.

      The Company may dispense with annual meetings of shareholders in any year in which Directors are not required to be elected by shareholders. The Directors, when requested by holders of at least 10% of the Company's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. The Company does not hold annual meetings of shareholders.

     As of April 1, 1997, Harris Trust owned of record all or substantially all of the Institutional Shares of the Fund and, for purposes of the 1940 Act, may be deemed to control that class. From time to time, certain shareholders may own a large percentage of the Shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


REPORTS TO SHAREHOLDERS


     The fiscal year of the Company ends on December 31. The Company sends to its shareholders a semi-annual report showing the investments by the Fund and other information (including unaudited financial statements) pertaining to the Company. An annual report, containing financial statements audited by the Company's independent accountants, is also sent to shareholders.


CALCULATION OF YIELD AND TOTAL RETURN

"Yield" refers to the amount of income generated over a 30-day period which is then "annualized."

"Total return" shows what would have been earned over a specified period of time assuming payment of the maximum sales load and reinvestment of dividends and distributions less recurring fees.

     From time to time the Fund may advertise the yield and total return of each class of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a class of the Fund refers to the income generated by an investment in that class of the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually. The annualized income is then shown as a percentage of the investment. The total return of a class of the Fund shows what an investment in that class of the Fund would have earned over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) assuming the reinvestment of all distributions and dividends by the class of Fund shares on their reinvestment dates during the period less all recurring fees and, with respect to Class A Shares, the payment of the maximum sales load when the investment was first made. When the Fund compares its total return to that of other mutual funds or relevant indices, its total return may also be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

     The Fund's performance figures for a class of shares represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

Investment Adviser, Administrator,
Transfer Agent and Dividend Disbursing Agent
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

Portfolio Management Agent
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

Investment Sub-Advisers
Jones Heward Investment Counsel Inc.
77 King Street West, Suite 4200
P.O. Box 279
Toronto, Canada
Ontario M5K 1J5

Bancomer Asesora de Fondos, S.A. de C.V.
Av. Insurgentes Sur 1811
01020, Mexico, D.F.

Sub-Administrator and Accounting
Services Agent, Sub-Transfer Agent
and Dividend Disbursing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

Sub-Administrator and Distributor
Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

Custodian
PNC Bank, N.A.
Broad & Chestnut Streets
Philadelphia, Pennsylvania 19101

Independent Accountants
Price Waterhouse LLP
30 South 17th Street

Philadelphia, Pennsylvania 19103

Legal Counsel
Bell, Boyd & Lloyd
Three First National Plaza
Chicago, Illinois 60602-4207

HARRIS INSIGHT CONVERTIBLE FUND

HARRIS INSIGHT(R) FUNDS
60 State Street, Suite 1300, Boston, Massachusetts 02109
Telephone: (800) 982-8782

     HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), is an open-end, diversified management investment company that currently offers seven investment portfolios. This Prospectus describes the Company's Harris Insight Convertible Fund (the "Fund"). The Fund's investment objective is to provide investors with capital appreciation and current income.

     Harris Trust and Savings Bank ("Harris Trust" or the "Investment Adviser") is the investment adviser to the Fund and Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") acts as the Fund's portfolio management agent. Shares of the Fund are offered by Funds Distributor, Inc., the Company's distributor.

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Please read and retain it for future reference. A Statement of Additional Information dated May 1, 1997, containing more detailed information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") and (together with any supplements thereto) is incorporated by reference into this Prospectus. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing or calling the Company at the address and telephone number printed above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Fund. Separate Prospectuses and Statements of Additional Information for the other investment portfolios offered by the Company may be obtained without charge by writing or calling the Company at the address and telephone number printed above.

     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by Harris Trust and Savings Bank, or any of its affiliates, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Fund involves investment risks, including the possible loss of principal.


                                 -------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 1997

TABLE OF CONTENTS

                                                                            Page
                                                                            ----


Expense Table................................................................  3
Highlights...................................................................  4
Financial Highlights.........................................................  5
Investment Objective and Policies............................................  6
Investment Strategies........................................................  8
Investment Limitations ...................................................... 11
Management .................................................................. 11
Determination of Net Asset Value............................................. 14
Purchase of Shares........................................................... 15
Redemption of Shares......................................................... 16
Exchange Privilege........................................................... 17
Service Plan................................................................. 17
Dividends and Distributions.................................................. 17
Federal Income Taxes......................................................... 18
Account Services............................................................. 18
Organization and Capital Stock............................................... 18
Reports to Shareholders...................................................... 19
Calculation of Yield and Total Return........................................ 19

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information and/or in the Fund's official sales literature in connection with the offering of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or the Distributor. This Prospectus does not constitute an offer in any jurisdiction in which, or to any person to whom, such offer may not lawfully be made.

EXPENSE TABLE


         The following table illustrates information concerning shareholder transaction expenses and annual Fund operating expenses for shares of the Fund. Shareholder transaction expenses are charges you pay when you buy, sell or hold shares of the Fund. Annual operating expenses are factored into the Fund's share price and are not charged directly to shareholder accounts.


Shareholder Transaction Expenses
   Maximum Sales Load Imposed on Purchases                                4.50%


Annual Fund Operating Expenses*:
  (as a percentage of average net assets after applicable fee waivers and expense reimbursements)

Advisory Fees                                                                0%
Rule 12b-1 Fees                                                              0%
Other Expenses                                                            0.80%
                                                                          ----

Total Fund Operating Expenses                                             0.80%
                                                                          ====


----------

*For a further description of various expenses incurred in the operation of the Fund, see "Management." The amounts for expenses are based on amounts incurred during the Fund's most recent fiscal year.

Without any fee waivers or expense reimbursements, investment advisory fees, other expenses and total operating expenses would be have been 0.70%, 1.27% and 1.97%, respectively.

Customers of a financial institution, such as Harris Trust, may also be charged certain fees and expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (such as, personal trust, estate settlement, advisory and custodian services).


Example

You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a hypothetical 5% gross annual return and (2) redemption at the end of each time period:


1 year                                      $53
3 years                                     $69
5 years                                     $87
10 years                                   $140


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more information concerning the various costs and expenses, see "Management."

HIGHLIGHTS


         The Harris Insight Convertible Fund seeks to provide capital appreciation and current income by investing, at least 65% of its assets in securities such as bonds, debentures, notes, preferred stocks or warrants that are convertible into common stocks. See page 6 below.


Who manages the Fund's investments?


         Harris Trust and Savings Bank is the investment adviser for the Fund. Harris Trust and its affiliates have provided investment management services to clients for over 100 years. Harris Trust provides investment services for pension, profit-sharing and personal portfolios. As of December 31, 1996, total discretionary trust assets under management totaled approximately $13.3 billion. See page 12.

         Harris Investment Management, Inc. provides daily portfolio management services for the Fund. HIM and its predecessors have managed client assets for over 80 years. As of December 31, 1996, HIM had a staff of 62, including 35 professionals, providing investment expertise to the management of Harris Insight Funds and for pension, profit-sharing and institutional portfolios. At that date, assets under management were approximately $9.2 billion. See page 12.


         Harris Trust and HIM are subsidiaries of Harris Bankcorp., Inc., which in turn is a subsidiary of Bank of Montreal.

What advantages does the Fund offer?


         The Fund is designed for individual and institutional investors. An investment in shares of the Fund gives the investor benefits customarily available only to large investors, such as diversification of investment, greater liquidity and professional management, block purchases of securities, relief from bookkeeping, safekeeping of securities and other administrative details.


When are dividends paid?


         Dividends from the Fund are paid quarterly. Any capital gains distributions will be paid annually. See page 17.


How are shares redeemed?


         Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Registered Representative servicing your account, the Sub-Transfer Agent, or through any Service Agent. See page 16.


What risks are associated with the Fund?


         The Fund's performance and price per share changes daily based on many factors, including the quality of the Fund's investments, U.S. and international economic conditions, general market conditions and international exchange rates. There is no assurance that the Fund will achieve its investment objective. See "Investment Strategies."

FINANCIAL HIGHLIGHTS


         The following financial highlights are derived from the financial statements of the Fund for the year ended December 31, 1996 which have been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the Fund's financial statements. These financial statements, along with the independent accountants' report thereon, are contained in the Company's Annual Report and are incorporated by reference into this Prospectus and the Statement of Additional Information. Further information about the Fund's performance is contained in the Annual Report, which may be obtained from the Company without charge.



                                                                                                            For the
                                                                                                            Period
                            Year      Year      Year      Year      Year      Year      Year      Year      02/24/88*
                            Ended     Ended     Ended     Ended     Ended     Ended     Ended     Ended        to
                            12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89  12/31/88
                             ------    ------    ------    ------    ------    ------    ------    ------    ------
Net Asset Value,
Beginning of Period          $ 9.52    $ 8.78    $ 9.84    $ 9.16    $ 8.41    $ 7.18    $ 9.51    $10.05    $10.00
                             ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from Investment
Operations:

Net Investment Income         0.445     0.621     0.669     0.538     0.487     0.609     0.788     0.732     0.616
Net Realized and
Unrealized Gain/(Loss)
    on Investments            1.481     0.975    (1.049)    0.680     0.783     1.221    (2.378)    0.333     0.070
                             ------    ------    ------    ------    ------    ------    ------    ------    ------

Total from Investment
Operations                    1.926     1.596    (0.380)    1.218     1.270     1.830    (1.590)    1.065     0.686
                             ------    ------    ------    ------    ------    ------    ------    ------    ------

Less Distributions:

Net Investment Income        (0.446)   (0.856)   (0.680)   (0.538)   (0.520)   (0.600)   (0.740)   (0.795)   (0.540)
Net Realized Gains             --        --        --        --        --        --        --      (0.810)   (0.096)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------

Total Distributions          (0.446)   (0.856)   (0.680)   (0.538)   (0.520)   (0.600)   (0.740)   (1.605)   (0.636)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------

Net Asset Value, End of
Period                       $11.00    $ 9.52    $ 8.78    $ 9.84    $ 9.16    $ 8.41    $ 7.18    $ 9.51    $10.05
                             ======    ======    ======    ======    ======    ======    ======    ======    ======

Total Return(3)(4)            20.62%    18.52%    (4.01)%   13.50%    15.40%    26.04%   (17.12)%   10.58%     6.89%(3)

Ratios/Supplemental Data:

Net Assets, End of Period
$(000)                        1,181     1,171     1,416     6,064     7,354     3,732     5,552    15,241    19,097

Ratios of Expenses to
Average Net Assets(1)          0.80%     0.80%     0.80%     0.80%     0.80%     0.80%     0.80%     0.78%     0.62%(2)

Ratio of Net Investment
Income to Average Net
 Assets                        4.28%     5.68%     5.21%     5.16%     5.83%     6.91%     8.13%     6.78%     7.09%(2)
Portfolio Turnover Rate       38.73%    35.59%    31.63%    81.04%    21.27%    62.20%    48.20%    59.15%    22.80%
Average Commission Rate(5)   $0.059      --        --        --        --        --        --        --        --



----------
*     Date commenced operations.
(1) Without the voluntary waiver of fees and expense reimbursements, the expense ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the period ended December 31, 1988, would have been 1.97%, 2.58%, 1.26%, 1.20%, 1.26%, 1.66%, 1.40%, 1.44% and 1.49%
      (annualized), respectively.

(2)   Annualized.
(3)   Total returns for periods less than one year are not annualized.

(4)   Sales load is not reflected in total return.

(5) Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period.

INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Fund is to provide capital appreciation and current income. The Fund intends, under normal market conditions, to invest primarily in convertible securities, that is, securities including bonds, debentures, notes or preferred stock that are convertible into common stock, or warrants that provide the owner the right to purchase shares of common stock at a specified price. Convertible securities are initially selected from a universe of approximately 200 securities which are then assessed by HIM on the basis of strict fundamental factors. The Portfolio Management Agent ultimately constructs a portfolio of 25 to 100 convertible securities. The Portfolio Management Agent purchases securities in an effort to establish the proper mix of convertible securities which are positioned to benefit from yield discrepancies, variations in the creditworthiness of issuers, and changes in economic conditions and the outlook for particular companies. The Fund also seeks to diversify among issuers in a manner that will enable the Fund to minimize the volatility of the Fund's net asset value in erratic or declining markets.

         Under normal market conditions, the Fund will invest without limitation in convertible securities of U.S. corporations and in Eurodollar securities convertible into common stocks of U.S. corporations which securities are rated "B" or better by Standard & Poor's ("S&P"), "B" ("b" in the case of preferred stocks) or better by Moody's Investors Service ("Moody's") or the equivalent rating from another nationally recognized statistical rating organization at the time of purchase, or, if not rated, considered by the Portfolio Management Agent to be of comparable quality, except that investment in securities rated "B-" by S&P or Moody's will be limited to 15% of its total assets. Up to 5% of the Fund's total assets may be invested in convertible securities that are rated "CCC" by S&P or "Caa" by Moody's at the time of purchase. Securities that are rated "BB" or below by S&P or "Ba" or below by Moody's are "high yield securities," commonly known as junk bonds. By their nature, convertible securities may be more volatile in price than higher rated debt obligations.


         The Fund may also invest up to 35% of its total assets in "synthetic convertibles" created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire equity securities. In addition, the Fund may invest: up to 10% of its total assets in convertible securities offered in "private placements" and other illiquid securities; up to 15% of its total assets in common stocks; and up to 5% of its net assets in warrants. The Fund may purchase and sell index and interest rate futures contracts and covered put and call options on securities and on indices.


         In periods of unusual market conditions, when the Portfolio Management Agent believes that convertible securities would not best serve the Fund's objectives, the Fund may for defensive purposes invest part or all of its total assets in: (a) Government Securities; (b) non-convertible debt obligations of domestic corporations, including bonds, debentures, notes or preferred stock rated "BBB" or better by S&P or "Baa" or better by Moody's at the time of purchase, which ordinarily are less volatile in price than convertible securities and serve to increase diversification of risk; and (c) short-term money market instruments, including U.S. Government, bank and commercial obligations with remaining maturities of thirteen months or less. During such periods, the Fund will continue to seek current income but will put less emphasis on capital appreciation.

         Risk Factors and Other Considerations Relating to Low-Rated and Comparable Unrated Securities. Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

         The market values of low-rated and comparable unrated securities are less sensitive to interest rate changes but more sensitive to economic changes or individual corporate developments than those of higher-rated securities; they present a higher degree of credit risk and their yields will fluctuate over time.

During economic downturns or sustained periods of rising interest rates, the ability of highly leveraged issuers to service debt obligations may be impaired.

         The existence of limited or no established trading markets for low-rated and comparable unrated securities may result in thin trading of such securities, diminish the Fund's ability to dispose of such securities or to obtain accurate market quotations for valuing such securities and calculating net asset value. The responsibility of the Company's Board of Directors to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable objective data available. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of low-rated and comparable unrated securities bonds, especially in a thinly traded market.

         A major economic recession would likely disrupt the market for such securities, adversely affect their value and the ability of issuers to repay principal and pay interest, and result in a higher incidence of defaults.

         The ratings of Moody's and S&P represent the opinions of those organizations as to the quality of securities. Such ratings are relative and subjective, not absolute standards of quality and do not evaluate the market risk of the securities. Although the Fund's Portfolio Management Agent uses these ratings as a criterion for the selection of securities for the Fund, it also relies on its independent analysis to evaluate potential investments for the Fund. The Fund's achievement of its investment objective may be more dependent on the Portfolio Management Agent's credit analysis of low-rated and unrated securities than would be the case for a portfolio of high-rated securities.

         An issue of securities held by the Fund may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's, S&P or another nationally recognized statistical rating organization might not change their ratings in a particular issue in a timely manner to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although the Portfolio Management Agent will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by such rating organization for securities may change as a result of changes in the ratings systems or due to corporate reorganization of such rating organization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund. The ratings of Moody's and S&P are more fully described in the Statement of Additional Information.


         During the most recent fiscal year, the average monthly dollar-weighted market value of the Fund's portfolio securities, including corporate bonds and commercial paper, was rated as follows: AAA, 8.3%; AA, 2.5%; A, 5.9%; BBB/Baa, 56.3%; BB/Ba, 15.7%; B and below, 11.3%.


                                 --------------

         Portfolio securities of the Fund are kept under continuing supervision and changes may be made whenever, in the opinion of the Portfolio Management Agent, a security no longer seems to meet the objective of the Fund. Portfolio changes also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes. Neither the length of time a security has been held nor the rate of turnover of the Fund's portfolio is considered a limiting factor on such changes.

                                 --------------

         The Fund may purchase debt obligations that are not rated if, in the opinion of the Portfolio Management Agent, they are of investment quality at least comparable to other rated investments that are permitted by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security unless the amount of such security exceeds permissible limits. However, the Portfolio

Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund.

INVESTMENT STRATEGIES


         Convertible Securities. The Fund may invest in convertible securities. Appropriate ratings for the convertible securities purchased by the Fund are provided under "Investment Objective and Policies." Because convertible securities have the characteristics of both fixed-income securities and common stock, they sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities; that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security's market price will tend to fluctuate in relation to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities for both producing current income and longer term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.


         Floating and Variable Rate Instruments. The Fund may purchase instruments having a floating or variable rate of interest. These obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase.

         A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid investments if there is no reliable trading market for the investment or if the Fund may not demand payment of the principal amount within seven days.

         Foreign Securities. The Fund may invest in dollar-denominated Eurodollar securities convertible into the common stock of domestic corporations. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. For example, investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with currency exchange rates, political instability, less complete financial information about the issuers and less market liquidity. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements than domestic banks.

The Fund may invest in certain dollar-denominated foreign securities convertible into common stock of domestic corporations.

         Government Securities. Government Securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises.

         Illiquid Securities. The Fund may invest up to 10% of the value of its net assets in securities that are considered illiquid. Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose, unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or Investment Adviser has determined under the supervision and direction of the Company's Board of Directors that an adequate trading market exists for such securities or that market quotations are readily available.

         The Fund may also purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio Management Agent or Investment Adviser and approved by the Company's Board of Directors. The Board of Directors will monitor the Portfolio Management Agent's or Investment Adviser's implementation of these guidelines on a periodic basis.

         Options. The Fund may invest in covered put and covered call options and may write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic security exchanges or over-the-counter.

         See "Investment Strategies" in the Statement of Additional Information.

         Inverse Floating Rate Obligations. The Fund may invest in so called "inverse floating rate obligations" or "residual interest" bonds, or other related obligations or certificates structured to have similar features. Such obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term, fixed-rate, tax-exempt obligations.

         Investment Company Securities. In connection with the management of its daily cash positions, the Fund may invest in securities issued by investment companies that invest from short-term, debt securities (which may include municipal obligations that are exempt from federal income taxes) and which seek to maintain a $1.00 net asset value per share. Securities of investment companies may be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). These limit the Fund so that: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

         Letters of Credit. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the Portfolio Management Agent, are of investment quality comparable to other permitted investments of the Fund, may be used for letter of credit-backed investments.


         Loans of Portfolio Securities. The Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets. However, such loans may be made only if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the Investment Adviser, the Portfolio Management Agent or the Distributor.

         Repurchase Agreements. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

         Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

         The Fund may not enter into a repurchase agreement or reverse repurchase agreements if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements or reverse repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements and reverse repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors.

         U.S. Government Obligations. U.S. Government Obligations consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

         U.S. Government Agency and Instrumentality Obligations. Obligations of U.S. Government agencies and instrumentalities are debt securities issued by U.S. Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the U.S. Treasury (such as Government National Mortgage Association participation certificates);
(b) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); (c) the authority of the U.S. Government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

         Warrants. The Fund may invest up to 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) on securities in which it may invest directly. Warrants represent rights to purchase securities at a specific price valid for a specific period of time.

         When-Issued Securities. The Fund may purchase securities (including securities issued pursuant to an initial public offering) on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will make commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The purchase price and the interest rate that will be received are fixed at the time of the commitment. When-issued securities are subject to market fluctuation and no income accrues to the purchaser prior to issuance. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price.

INVESTMENT LIMITATIONS

         Unless otherwise noted, the Fund's investment objective and related policies and activities of the Fund are not fundamental and may be changed only by the Board of Directors of the Company without the approval of shareholders, provided that, the policy relating to investment company securities is a fundamental investment policy. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

         As matters of fundamental policy, which may be changed only with approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described in the Statement of Additional Information, the Fund may not: (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of its investments in that industry would exceed 25% of the current value of its total assets, provided that there is no limitation with respect to investments in municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users) and in obligations of the U.S. Government, its agencies or instrumentalities; (2) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation; (3) purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer; or (4) borrow from banks, except that the Fund may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5%). It is also a fundamental policy that the Fund may make loans of portfolio securities. In addition, it is a fundamental policy that the Fund may only invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties having maturities of more than seven days, and securities that are not readily marketable. Although not a matter of fundamental policy, the Fund considers the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

MANAGEMENT

         The Board of Directors has overall responsibility for the conduct of the affairs of the Fund and Company. Each individual listed below is a member of the Company's Board of Directors. The principal occupation of each individual is also listed below.

Board of Directors

C. Gary Gerst              Chairman of the Board of Directors; Chairman
                           Emeritus, LaSalle Partners, Ltd. (real estate developer and manager).


Edgar R. Fiedler           Senior Fellow and Economic Counsellor, The Conference
                           Board.

John W. McCarter, Jr.      President and Chief Executive Officer, The Field
                           Museum of Natural History (Chicago); Formerly, Senior
                           Vice President and Director, Booz-Allen & Hamilton,
                           Inc. (consulting firm).


Ernest M. Roth             Consultant; Retired Senior Vice President and Chief
                           Financial Officer, Commonwealth Edison Company.

Investment Adviser


         The Fund has entered into an Advisory Contract with Harris Trust. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1996, Harris Trust had total discretionary trust assets of more than $13.3 billion and was the largest of 25 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly traded Canadian banking institution.

         As of December 31, 1996, Harris Trust managed more than $10.6 billion in discretionary personal trust assets, and managed more than $19.2 billion in non-discretionary trust assets.


         With respect to the Fund, the Advisory Contract provides that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below).


         For all its services under the Advisory Contract with the Fund, Harris Trust is entitled to receive a monthly advisory fee at the annual rate of 0.70%, of the average daily net assets of the Fund. For the fiscal year ended December 31, 1996, Harris Trust waived all of its advisory fees and reimbursed certain expenses of the Fund. Harris Trust expects to waive all of its advisory fees for the current fiscal year. However, Harris Trust may discontinue such fee waiver at any time in its sole discretion.


Portfolio Management Agent


         Harris Trust has entered into a Portfolio Management Contract with Harris Investment Management, Inc. under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Fund. For the services provided by HIM, Harris Trust will pay to HIM the advisory fees it receives from the Fund. As of December 31, 1996, HIM managed an estimated $9.2 billion in assets.


         Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that HIM manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When HIM determines that a particular security should be bought or sold for the Fund and other accounts managed by HIM, HIM undertakes to allocate those transactions among the participants equitably.

Portfolio Management


         Many persons on the staffs of the Investment Adviser and the Portfolio Management Agent contribute to the investment management services provided to the Fund. Douglas G. Madigan, CFA, however, is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Madigan joined HIM in 1994 and serves as Principal and Portfolio Manager. He has served as portfolio manager of the Fund since April 1996 and has over 25 years of academic and applied experience analyzing equities, fixed-income and convertible securities with a number of financial institutions. Prior to joining HIM, he served as senior portfolio manager for the trust operation of a large banking institution.

Glass-Steagall Act

         The Glass-Steagall Act, among other things, generally prohibits federally chartered or supervised banks from engaging to any extent in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies such as Harris Trust and HIM are permitted to purchase and sell securities upon the order and for the account of their customers.

         It is the position of Harris Trust and HIM that they may perform the services contemplated by the Advisory Contract, the Portfolio Management Contract and this Prospectus without violation of the Glass-Steagall Act or other applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, such services. If Harris Trust or HIM were prohibited from performing any of such services, it is expected that the Board of Directors of the Company would recommend to the Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors.

         To the extent permitted by the Commission, the Fund may pay brokerage commissions to certain affiliated persons. No such commission payments were made during the last fiscal year by the Fund.




Administrator, Custodian and Transfer Agent

         Harris Trust (the "Administrator") serves as the administrator of the Fund and in that capacity generally assists the Fund in all aspects of its administration and operation. Harris Trust also serves as the transfer and dividend disbursing agent of the Fund (the "Transfer Agent").

         The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. (the "Sub-Administrator"), pursuant to which the Sub-Administrator performs certain administrative services for the Fund. The Administrator has also entered into a Sub-Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Sub-Administrator and Accounting Services Agent"). Under these Agreements, the Administrator compensates the Sub-Administrator and the Sub-Administrator and Accounting Services Agent for providing such services.

         The Transfer Agent has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. Under this Agreement, the Transfer Agent compensates the Sub-Transfer Agent for providing such services.

         PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Fund. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.


         As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of the Company and Harris Insight Funds Trust (the "Trust"), payable monthly at an annual rate of .17% of the first $300 million of average daily net assets; .15% of the next $300 million; and .13% of average net assets in excess of $600 million. In addition, the Fund pays a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburses the Custodian for various custody transactional expenses.


Distributor

         Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility for distributing shares of the Fund. Fees for services rendered by the Distributor will be paid by the Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of the Fund, subject to the terms of the Service Plan described below, pursuant to contractual arrangements between the Company and the Distributor and approved by the Board of Directors of the Company.

         See "Management" and "Custodian" in the Statement of Additional Information for additional information regarding the Fund's Investment Adviser, Portfolio Management Agent, Administrator, Custodian, Transfer Agent and Distributor.


Expenses


         Except for certain expenses borne by the Distributor, Harris Trust or HIM, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to the Service Plan; interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to the Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Fund's custodian including those for keeping books and accounts and calculating the net asset value per share of the Fund; expenses of shareholders' meetings and meetings of Board of Directors; expenses relating to the issuance, registration and qualification of shares of the Fund; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund are borne by that Fund. Other general expenses of the Company and the Trust are allocated among the investment portfolios of the Company or the Trust in an equitable manner as determined by the Board of Directors of the Company or Board of Trustees of the Trust.


DETERMINATION OF NET ASSET VALUE

         Net asset value per share for the Fund is determined on each day that the New York Stock Exchange ("NYSE") and the Federal Reserve Bank of Philadelphia (the "Fed") are open for trading (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day). The net asset value per share of the Fund is determined by dividing the value of the total assets of the Fund less all of its liabilities by the total number of outstanding shares of the Fund.


         The net asset value per share of the Fund is determined at the close of regular trading on the NYSE on each day the Fund is open for business. The value of securities of the Fund (other than bonds and debt obligations maturing in 60 days or less) is determined based on the last sale price on the principal exchange on which the securities are traded as of the close of regular trading on the NYSE (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets are valued at closing over-the-counter bid prices. Bonds are valued at the mean of the last bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event as well as in those instances where prices of securities are not readily available, the fair value of those securities will be determined in good faith by or under the direction of the Board of Directors. Prices used for valuations of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less are valued at amortized cost when the Company's Board of Directors has determined that amortized cost valuation represents fair value.

PURCHASE OF SHARES


         Shares of the Fund may be purchased through authorized broker/dealers, financial institutions and service agents ("Institutions") on any day the NYSE and the Fed are open for business. Individual investors will purchase all shares directly through Institutions which will transmit purchase orders directly to the Sub-Transfer Agent. Institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their customers for such services, which would reduce the customers' yield or return. No minimum initial or subsequent investment limitations have been imposed. Each Institution through which shares may be purchased may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments.


         The Company reserves the right to reject any purchase order. All funds, net of sales charge, if any, will be invested in full and fractional shares. Checks will be accepted for the purchase of the Fund's shares subject to collection at full face value in U.S. dollars. Inquiries may be directed to the Fund at the address and telephone number on the cover of this Prospectus.


         Purchase orders for shares of the Fund received in good order by the Sub-Transfer Agent prior to the close of regular trading (4:00 P.M., Eastern time) on the NYSE will be executed at the offering price, which includes a sales charge, next determined on that day. Orders placed directly with the Sub-Transfer Agent must be paid for by check or bank wire on the next business day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed.


         When shares of the Fund are purchased through an Institution, the Distributor reallows a portion of the sales charge to the Institution except as described below. No sales charge will be assessed on the reinvestment of distributions.

         Sales charges for shares of the Fund are as follows:

                                              Sales     Sales Charge as % of    Dealer Allowance as %
         Amount of Purchase                   Charge    Net Amount Invested       of Offering Price
         ------------------                   ------    -------------------       -----------------
Less than $100,000                            4.50%            4.71%                    4.25%
$100,000 up to (but less than) $200,000       4.00             4.17                     3.75
$200,000 up to (but less than) $400,000       3.50             3.63                     3.25
$400,000 up to (but less than) $600,000       2.50             2.56                     2.25
$600,000 up to (but less than) $800,000       2.00             2.04                     1.75
$800,000 up to (but less than) $1,000,000     1.00             1.01                     0.75
$1,000,000 and over                            .00              .00                      .00


         No sales charge is assessed on Class A Shares that are purchased directly from the Funds (i.e., not purchased through an Institution). In addition, no sales charge will be assessed on purchases by (a) any bank, trust company, or other institution acting on behalf of a fiduciary customer account or any other trust account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")); (b) any individual with an investment account or relationship with HIM; (c) directors and officers of the Company; (d) any director, current or retired employee of Harris Bankcorp, Inc. or any of its affiliates or an immediate family member of such individual (spouses and children under 21); (e) any broker, dealer, or agent who has a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); and (f) financial institutions, financial planners, employee benefit plan consultants or registered investment advisers acting for the accounts of their clients.


         Depending upon the terms of the particular customer account, financial services institutions, including Harris Trust and HIM, may charge account fees for automatic investment and other cash management services which they provide, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. This Prospectus should be read in connection with any information received from financial services institutions.

         The Right of Accumulation allows an investor to combine the amount being invested in shares of the Fund, Class A Shares of the non-money market funds of the Harris Insight Funds Trust and the Company with the total net asset value of the Fund's shares and Class A Shares of such funds currently being purchased or already owned to determine reduced sales charges in accordance with the above sales charge schedule. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time by the Fund with respect to all shares purchased thereafter.


         A Letter of Intent allows an investor to purchase shares of the Fund and Class A Shares of the non-money market funds of the Company and Harris Insight Funds Trust, an affiliated investment company, over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus the total net asset value of the Fund's shares and Class A Shares of such funds already owned pursuant to the terms of the letter. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment. If such amount is not invested within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid.


REDEMPTION OF SHARES


         Shares may be redeemed at their next determined net asset value after receipt of a proper request by the Sub-Transfer Agent directly or through any Institution.

         There is no charge for redemption transactions, but an Institution may charge an account-based service fee. Redemption orders received by an Institution before the close of the NYSE with respect to shares of the Fund and received by the Sub-Transfer Agent before the close of business on the same day will be executed at the Fund's net asset value per share next determined on that day. Redemption orders received by an Institution after the close of the NYSE, or not received by the Sub-Transfer Agent prior to the close of business, will be executed at the Fund's net asset value next determined on the next business day.

         Redemption orders for the Fund that are received in good order by 4:00 P.M. (Eastern time) will normally be remitted within five business days but not more than seven days. In the case of a redemption request made shortly after a recent purchase, the redemption proceeds will be distributed upon the clearance of the shareholder's check used to purchase the Fund's shares which may take up to 15 days or more after the investment. The proceeds may be more or less than cost and, therefore, a redemption may result in a gain or loss for federal income tax purposes. Payment of redemption proceeds may be made in readily marketable securities.


Redemption through Institutions

         Proceeds of redemptions made through authorized Institutions will be credited to the shareholder's account with the Institution. A redeeming shareholder may request a check from the Institution or may elect to retain the redemption proceeds in such shareholder's account. The Institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for the proceeds or prior to disbursement or reinvestment of the proceeds on behalf of the shareholder.

         Because of the high cost of maintaining small accounts, the Company with reserves the right to involuntarily redeem accounts on behalf of shareholders whose share balances fall below $500 unless this balance condition results from a decline in the market value of the Fund's assets. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

EXCHANGE PRIVILEGE


         Shares of the Fund that have been held for seven days or more may be exchanged for Class A Shares of any other investment portfolio of the Company or Harris Insight Funds Trust in an identically registered account, provided the shares of the fund to be acquired are registered for sale in the shareholder's state of residence, on the following terms: Shares of the Fund and Class A Shares of non-money market funds of the Harris Insight Funds Trust and the Company may be exchanged for shares of one another and for Class A Shares of each of the money market funds of the Company, all at respective net asset values. In addition, shares of a Fund that have been exchanged pursuant to these privileges may be re-exchanged at respective net asset values of the class of shares of the fund in which they were originally invested upon notification.


         Procedures applicable to redemption of the Fund's shares are also applicable to exchanging shares. The Company reserves the right to limit the number of times shares may be exchanged, to reject any telephone exchange order or otherwise to modify or discontinue exchange privileges at any time upon 60 days written notice. A capital gain or loss for tax purposes may be realized upon an exchange, depending upon the cost or other basis of shares redeemed.

SERVICE PLAN


         Under the Fund's Service Plan, the Fund bears the costs and expenses in connection with advertising and marketing its shares and pays the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate up to 0.25% per annum of the average daily net asset value of the Fund's shares. However, Harris Trust or HIM, in lieu of the Fund, from time to time in its sole discretion, may voluntarily bear the costs of such fees to certain Service Agents. The Administrator, Sub-Administrators and the Distributor may act as Service Agents and receive fees under the Service Plan.


         In addition to the fees paid by the Fund, the Fund may, pursuant to the Service Plan, defray all or part of the cost of preparing and printing brochures and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund by paying on an annual basis up to the greater of $100,000 or 0.05% of the net asset value of the Fund's shares (but not in any case greater than such costs). For more information concerning expenses pursuant to the Service Plan, see "Management."

         Servicing activities provided by Service Agents to their customers investing in the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Fund shares; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires, distribution and such other services as the Fund may request, to the extent the Service Agent is permitted to do so by applicable statute, rule or regulation.

DIVIDENDS AND DISTRIBUTIONS

         Dividends from net investment income of the Fund will be declared and paid quarterly. The Fund's net taxable capital gains, if any, will be distributed at least annually (to the extent required to avoid imposition of the 4% excise tax described below). Dividends and distributions paid by the Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Dividend checks and statements of account will be mailed approximately two business days after the payment date. The Fund will forward to the Transfer Agent the monies for dividends to be paid in cash on the payment date.


FEDERAL INCOME TAXES


         The Fund is treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally are applied to the Fund separately, rather than to the Company as a whole. As a result, net capital gains, net investment income, and operating expenses will be determined separately for the Fund. The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code and to distribute to the shareholders of the Fund sufficient investment income and net realized capital gains of the Fund so that the Fund will not be subject to federal income taxes

         Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional Shares, regardless of how long the shareholder has held the Shares, and will not qualify for the dividends-received deductions of corporate shareholders.

         A taxable gain or loss may also be realized by shareholders in the Fund upon the redemption or transfer of Shares depending on the tax basis of the Shares and their price at the time of the transaction. Any loss realized on a sale or exchange of Shares of the Fund will be disallowed to the extent shares are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the Shares.


         The Company will be required to withhold, subject to certain exemptions, a portion (currently, 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Company or Sub-Transfer Agent.

ACCOUNT SERVICES


         Shareholders receive a statement of account whenever a share transaction, dividend or capital gain distribution is effected in the accounts, or at least annually. Shareholders an write or call the Company at the address and telephone number on page one of this Prospectus with any questions relating to their investment in shares of the Fund.


ORGANIZATION AND CAPITAL STOCK


         The Company, which was incorporated in Maryland on September 16, 1987, is a diversified, open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 Shares having a par value of $.001 per Share. Currently, the Company has seven portfolios in operation. The Board has authorized each portfolio to offer two classes of Shares (except the Fund, which offers only one class of Shares). In the future, the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio.


         All shares of the Company have equal voting rights and the shares of each will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the Statement of Additional Information. All shares of the Company, when issued, will be fully paid and non-assessable.

         As of April 1, 1997, BMS & Co. owned of record more than 25% of the Fund's Shares and, for purposes of the 1940 Act, may be deemed to control the Fund. From time to time, certain shareholders may own a large percentage of the Shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.


         The Company may dispense with annual meetings of shareholders in any year in which Directors are not required to be elected by shareholders. The Board of Directors of the Company, when requested by at least 10% of the Company's outstanding shares, will call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

REPORTS TO SHAREHOLDERS

         The fiscal year of the Company ends on December 31. The Company will send to its shareholders a semi-annual report showing the investments held by the Fund and other information (including unaudited financial statements) pertaining to the Company. An annual report, containing financial statements audited by independent accountants, is also sent to shareholders.

CALCULATION OF YIELD AND TOTAL RETURN

         From time to time the Fund may advertise its yield, tax-equivalent yield and "total return." "Total return" refers to the amount an investment in shares of the Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes the payment of the maximum sales load and the reinvestment of all dividends and distributions. The total return of the Fund shows what an investment in shares of the Fund would have earned over a specified period of time (such as one, five or ten years or the period of time since commencement of operations, if shorter) assuming the payment of the maximum sales loads when the investment was first made and that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees. When the Fund compares its total return to that of other mutual funds or relevant indices, its total return may also be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

         The yield of the Fund refers to the income generated by an investment in shares of the Fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the 30-day period is assumed to be earned and reinvested at a constant rate and compounded semi-annually. The annualized income is then shown as a percentage of the investment.

         The Fund's performance figures for a class of shares represent past performance, will fluctuate and should not be considered as representative of future results. The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

Investment Adviser, Administrator,
Transfer Agent and Dividend Disbursing Agent
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

Portfolio Management Agent
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60603

Sub-Administrator and Accounting
Services Agent, Sub-Transfer Agent
and Dividend Disbursing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

Sub-Administrator and Distributor
Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

Custodian
PNC Bank, N.A.
Broad & Chestnut Streets
Philadelphia, Pennsylvania 19101

Independent Accountants
Price Waterhouse LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103

Legal Counsel
Bell, Boyd & Lloyd
Three First National Plaza
Chicago, Illinois 60602-4207

This Prospectus offers Class A shares ("Class A Shares") of Harris Insight Tax-Exempt Money Market Fund, Harris Insight Money Market Fund and Harris Insight Government Money Market Fund (collectively, the "Funds"). The Funds are money market portfolios of HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"), which is registered as an open-end management investment company (a mutual fund). The investment objective of each Fund is to provide investors with as high a level of current income (which, in the case of the Tax-Exempt Money Market Fund, is exempt from federal income taxes) as is consistent with its investment policies and the preservation of capital and liquidity.

    HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND invests primarily in high-quality, short-term municipal obligations.

    HARRIS INSIGHT MONEY MARKET FUND invests in a broad range of short-term money market instruments.

    HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND invests exclusively in short-term U.S. Government Securities and repurchase agreements backed by those securities.

The Funds, together with the other investment portfolios of the Company and Harris Insight Funds Trust, are known as the Harris Insight Funds. The Harris Insight Funds are advised by Harris Trust and Savings Bank.

Please read this Prospectus before investing and keep it on file for future reference. The Prospectus contains the information that a prospective investor should know before investing, including how each Fund invests and the many services available to shareholders.

To learn more about the Funds and their investments, you may obtain a copy of the Harris Insight Funds' most recent financial report and portfolio listing or Statement of Additional Information dated May 1, 1997 (the "SAI") simply by calling (800) 982-8782. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and (as supplemented from time to time) is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI and other information regarding the Funds.

THE HARRIS INSIGHT FUNDS ARE A FAMILY OF OPEN-END INVESTMENT COMPANIES COMMONLY KNOWN AS MUTUAL FUNDS. SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, HARRIS TRUST AND SAVINGS BANK OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 1997

                               TABLE OF CONTENTS
       -----------------------------------------------------------------

                                                                         Page
Fund Summary......................................................          3

Expense Information...............................................          4

Financial Highlights..............................................          6

Investment Objectives and Policies................................         12

Additional Investment Information.................................         14

Management........................................................         17

How to Buy Shares.................................................         20

How to Sell Shares................................................         22

Shareholder Services and Policies.................................         24

How the Funds Make Distributions to Shareholders; Tax
  Information.....................................................         25

General Information...............................................         26

Appendix A: Permitted Investments.................................         30

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND/OR IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                  FUND SUMMARY
       -----------------------------------------------------------------

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

WHO MANAGES EACH FUND'S INVESTMENTS?

Harris Trust and Savings Bank ("Harris Trust" or the "Adviser") serves as the investment adviser for each Fund. Harris Trust and its predecessors have provided investment management services to clients for over 100 years. In addition to the services it performs for the Funds, Harris Trust provides investment management services for pension, profit-sharing and personal portfolios. As of December 31, 1996, total discretionary trust assets under management totaled approximately $13.3 billion.

Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") provides daily portfolio management services for each of the Funds except for the Tax-Exempt Money Market Fund. As of December 31, 1996, HIM had a staff of 62, including 35 professionals, providing investment expertise to the management of the Harris Insight Funds and for pension, profit-sharing and institutional portfolios. As of that date, assets under management were approximately $9.2 billion.

Harris Trust and HIM are subsidiaries of Harris Bankcorp, Inc. See MANAGEMENT.

WHAT ADVANTAGES DO THE FUNDS OFFER?

An investment gives the investor benefits customarily available only to large investors, such as diversification, greater liquidity, professional management, and relief from bookkeeping, safekeeping of securities and other administrative details.

WHEN ARE DIVIDENDS PAID?

Dividends from each of the Funds are declared daily and paid monthly. See HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION.

HOW ARE SHARES BOUGHT AND SOLD?

Shares may be bought or sold by mail, by bank wire or through your broker-dealer or other financial institution. The minimum initial investment in Class A Shares is $1,000. The minimum subsequent investment is $50. See HOW TO BUY SHARES and HOW TO SELL SHARES.

WHAT RISKS ARE ASSOCIATED WITH THE FUNDS?

There can be no assurance that any Fund will achieve its investment objective nor can be there any assurance that the Funds will be able to maintain a stable net asset value.

The amount of income earned by each Fund will tend to vary with changes in prevailing interest rates. All investments by the Funds entail some risk. Certain investments and investment techniques entail additional risks, such as investments in foreign issuers. For more information about each Fund and its investments, see INVESTMENT OBJECTIVES AND POLICIES.

                              EXPENSE INFORMATION
       -----------------------------------------------------------------

The following tables illustrate information concerning shareholder transaction expenses and annual fund operating expenses for Class A Shares of the Funds. Annual operating expenses are factored into each Fund's share price and are not charged directly to shareholder accounts. There are no transaction charges in connection with purchases, redemptions or exchanges of Fund Shares.

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)*

                                                              TAX-EXEMPT
                                                             MONEY MARKET    MONEY MARKET  GOVERNMENT MONEY
                                                                 FUND            FUND        MARKET FUND
                                                            ---------------  ------------  ----------------
Advisory Fees                                                      0.11%           0.10%          0.12%
Rule 12b-1 Fees                                                    0.24            0.25           0.23
Other Expenses                                                     0.18            0.17           0.19
                                                            ---------------        ------  ----------------
Total Fund Operating Expenses                                       0.53   %        0.52 %          0.54   %
                                                            ---------------        ------  ----------------
                                                            ---------------        ------  ----------------

* Without fee waivers or expense reimbursements, Rule 12b-1 fees, other expenses and total operating expenses would be 0.35%, 0.18% and 0.64% for the Tax-Exempt Money Market Fund, 0.35%, 0.18% and 0.63% for the Money Market Fund, and 0.35%, 0.20% and 0.67% for the Government Money Market Fund.

    Customers of a financial institution, such as Harris Trust, also may be charged certain fees and expenses by the institution. These fees may vary depending on the capacity in which the institution provides fiduciary and investment services to the particular client (such as trust, estate settlement, advisory or custodian services).

EXAMPLE

The table below shows what you would pay if you invested $1,000 over the time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

                                                                     ONE YEAR    THREE YEARS  FIVE YEARS    TEN YEARS
                                                                    -----------  -----------  -----------  -----------
Tax-Exempt Money Market Fund                                         $       5    $      17    $      30    $      66
Money Market Fund                                                            5           17           29           65
Government Money Market Fund                                                 6           17           30           68

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.

The purpose of the expense tables is to help you understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. For more information concerning these costs and expenses, see MANAGEMENT.

                  This page has been intentionally left blank.

                              FINANCIAL HIGHLIGHTS
       -----------------------------------------------------------------

The financial highlights on the following pages represent selected data for a single Class A Share of each Fund for the periods shown. This information has been derived from the financial statements audited by Price Waterhouse LLP, independent accountants. The Funds' financial statements for the year ended

                                     ------------------------------------------
                                         YEAR           YEAR           YEAR
                                        ENDED          ENDED          ENDED
                                       12/31/96       12/31/95       12/31/94
                                     ------------   ------------   ------------
Net Asset Value, Beginning of
Period.............................  $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............     0.029          0.033          0.023
                                     ------------   ------------   ------------
Total from Investment Operations...     0.029          0.033          0.023
                                     ------------   ------------   ------------
LESS DISTRIBUTIONS:
Net Investment Income..............    (0.029)        (0.033)        (0.023)
                                     ------------   ------------   ------------
Total Distributions................    (0.029)        (0.033)        (0.023)
                                     ------------   ------------   ------------
Net Asset Value, End of Period.....  $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------
                                     ------------   ------------   ------------
TOTAL RETURN.......................     2.94%          3.31%          2.30%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...   178,849        170,570        123,501
Ratios of Expenses to Average Net
  Assets (2).......................     0.53%          0.56%          0.54%
Ratio of Net Investment Income to
Average
  Net Assets.......................     2.89%          3.25%          2.20%

*   Formerly the Tax-Free Money Market Fund.

(1) Date commenced operations.

(2) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
    period ended December 31, 1988, would have been 0.64%, 0.65%, 0.65%, 0.71%, 0.73%, 0.75%, 0.78%, 0.82% and 0.85% (annualized), respectively.

(3) Annualized.

(4) Total returns for periods of less than one year are not annualized.

December 31, 1996 and independent accountants' report thereon are included in the Funds' Annual Report and are incorporated by reference into (are legally a part of) the Funds' SAI. These financial highlights should be read in conjunction with the financial statements.

                                     TAX-EXEMPT MONEY MARKET FUND*
                                     ---------------------------------------------------------------------------------------
                                                                                                                  FOR THE
                                         YEAR           YEAR           YEAR           YEAR           YEAR          PERIOD
                                        ENDED          ENDED          ENDED          ENDED          ENDED       02/09/88(1)
                                       12/31/93       12/31/92       12/31/91       12/31/90       12/31/89     TO 12/31/88
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of
Period.............................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............     0.020          0.025          0.041          0.053          0.058          0.043
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total from Investment Operations...     0.020          0.025          0.041          0.053          0.058          0.043
                                     ------------   ------------   ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS:
Net Investment Income..............    (0.020)        (0.025)        (0.041)        (0.053)        (0.058)        (0.043)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total Distributions................    (0.020)        (0.025)        (0.041)        (0.053)        (0.058)        (0.043)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.....  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------   ------------   ------------
TOTAL RETURN.......................     1.99%          2.54%          4.16%          5.51%          5.91%          4.39%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...   168,440        152,821        157,693        136,117        112,674        103,192
Ratios of Expenses to Average Net
  Assets (2).......................     0.54%          0.62%          0.49%          0.47%          0.43%          0.51%(3)
Ratio of Net Investment Income to
Average
  Net Assets.......................     1.97%          2.50%          4.08%          5.38%          5.76%          4.81%(3)

       -----------------------------------------------------------------

                                     ------------------------------------------
                                         YEAR           YEAR           YEAR
                                        ENDED          ENDED          ENDED
                                       12/31/96       12/31/95       12/31/94
                                     ------------   ------------   ------------
Net Asset Value, Beginning of
Period.............................  $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............     0.050          0.054          0.037
                                     ------------   ------------   ------------
Total from Investment Operations...     0.050          0.054          0.037
                                     ------------   ------------   ------------
LESS DISTRIBUTIONS:
Net Investment Income..............    (0.050)        (0.054)        (0.037)
                                     ------------   ------------   ------------
Total Distributions................    (0.050)        (0.054)        (0.037)
                                     ------------   ------------   ------------
Net Asset Value, End of Period.....  $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------
                                     ------------   ------------   ------------
TOTAL RETURN.......................     5.11%          5.58%          3.79%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...   461,213        423,588        530,366
Ratios of Expenses to Average Net
  Assets (2).......................     0.52%          0.56%          0.55%
Ratio of Net Investment Income to
Average
  Net Assets.......................     5.00%          5.42%          3.79%

*   Formerly the Cash Management Fund.

(1) Date commenced operations.

(2) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
    period ended December 31, 1988, would have been 0.63%, 0.65%, 0.65%, 0.72%, 0.73%, 0.74%, 0.78%, 0.85% and 0.87% (annualized), respectively.

(3) Annualized.

(4) Total returns for periods less than one year are not annualized.

                                     MONEY MARKET FUND*
                                     ---------------------------------------------------------------------------------------
                                                                                                                  FOR THE
                                         YEAR           YEAR           YEAR           YEAR           YEAR          PERIOD
                                        ENDED          ENDED          ENDED          ENDED          ENDED       02/10/88(1)
                                       12/31/93       12/31/92       12/31/91       12/31/90       12/31/89     TO 12/31/88
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of
Period.............................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............     0.027          0.034          0.057          0.077          0.086          0.064
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total from Investment Operations...     0.027          0.034          0.057          0.077          0.086          0.064
                                     ------------   ------------   ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS:
Net Investment Income..............    (0.027)        (0.034)        (0.057)        (0.077)        (0.086)        (0.064)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total Distributions................    (0.027)        (0.034)        (0.057)        (0.077)        (0.086)        (0.064)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.....  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------   ------------   ------------
TOTAL RETURN.......................     2.69%          3.41%          5.87%          7.94%          9.01%          6.59%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...   348,984        383,280        263,419        153,934        172,439        112,144
Ratios of Expenses to Average Net
  Assets (2).......................     0.57%          0.60%          0.71%          0.67%          0.58%          0.46%(3)
Ratio of Net Investment Income to
Average
  Net Assets.......................     2.66%          3.34%          5.69%          7.66%          8.60%          7.15%(3)

       -----------------------------------------------------------------

                                     ------------------------------------------
                                         YEAR           YEAR           YEAR
                                        ENDED          ENDED          ENDED
                                       12/31/96       12/31/95       12/31/94
                                     ------------   ------------   ------------
Net Asset Value, Beginning of
Period.............................  $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............     0.049          0.054          0.037
                                     ------------   ------------   ------------
Total from Investment Operations...     0.049          0.054          0.037
                                     ------------   ------------   ------------
LESS DISTRIBUTIONS:
Net Investment Income..............    (0.049)        (0.054)        (0.037)
                                     ------------   ------------   ------------
Total Distributions................    (0.049)        (0.054)        (0.037)
                                     ------------   ------------   ------------
Net Asset Value, End of Period.....  $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------
                                     ------------   ------------   ------------
TOTAL RETURN.......................     5.00%          5.51%          3.72%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...   206,073        264,426        229,619
Ratios of Expenses to Average Net
  Assets (2).......................     0.54%          0.57%          0.60%
Ratio of Net Investment Income to
Average
  Net Assets.......................     4.89%          5.36%          3.62%

*   Formerly the Government Assets Fund.

(1) Date commenced operations.

(2) Without the voluntary waiver of fees, the expense ratios for the years ended December 31, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and the
    period ended December 31, 1988, would have been 0.67%, 0.67%, 0.66%, 0.70%, 0.70%, 0.78%, 0.83%, 0.88% and 0.99% (annualized), respectively.

(3) Annualized.

(4) Total returns for periods of less than one year are not annualized.

                                     GOVERNMENT MONEY MARKET FUND*
                                     ---------------------------------------------------------------------------------------
                                                                                                                  FOR THE
                                         YEAR           YEAR           YEAR           YEAR           YEAR          PERIOD
                                        ENDED          ENDED          ENDED          ENDED          ENDED       02/11/88(1)
                                       12/31/93       12/31/92       12/31/91       12/31/90       12/31/89     TO 12/31/88
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of
Period.............................  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income..............     0.026          0.033          0.055          0.075          0.084          0.061
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total from Investment Operations...     0.026          0.033          0.055          0.075          0.084          0.061
                                     ------------   ------------   ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS:
Net Investment Income..............    (0.026)        (0.033)        (0.055)        (0.075)        (0.084)        (0.061)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total Distributions................    (0.026)        (0.033)        (0.055)        (0.075)        (0.084)        (0.061)
                                     ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period.....  $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                     ------------   ------------   ------------   ------------   ------------   ------------
TOTAL RETURN.......................     2.62%          3.42%          5.67%          7.78%          8.80%          6.27%(4)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period ($000)...   263,909        140,134        632,663         87,098         35,751         43,870
Ratios of Expenses to Average Net
  Assets (2).......................     0.61%          0.66%          0.71%          0.52%          0.40%          0.54%(3)
Ratio of Net Investment Income to
Average
  Net Assets.......................     2.57%          3.34%          5.45%          7.49%          8.45%          7.24%(3)

                       INVESTMENT OBJECTIVES AND POLICIES
       -----------------------------------------------------------------

The investment objectives and policies of the Funds are set forth below. Investments that may be made by all of the Funds are listed under ADDITIONAL INVESTMENT INFORMATION. For a further description of each Fund's investments and investment techniques, see ADDITIONAL INVESTMENT INFORMATION, APPENDIX A:
PERMITTED INVESTMENTS ("Appendix A") and the SAI. There is no assurance that any Fund will achieve its investment objective or will be able to maintain a stable net asset value.

TAX-EXEMPT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income that is exempt from federal income taxes as is consistent with its investment policies and with preservation of capital and liquidity.

    INVESTMENT POLICIES. The Fund (which was formerly known as Harris Insight Tax-Free Money Market Fund) invests only in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests primarily in high-quality municipal obligations. Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. For a more detailed description of these securities, see Appendix A. Except for temporary investments in taxable obligations described below, the Fund will invest only in municipal obligations that are exempt from federal income taxes in the opinion of bond counsel.

    The Fund will not purchase a security (other than a U.S. Government Security) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's ("S&P") or Moody's Investors Service ("Moody's")) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated by only one rating agency, is determined to be of comparable quality). Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.

    The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

    Under ordinary market conditions, the Fund will maintain as a fundamental policy at least 80% of the value of its total assets in obligations that are exempt from federal income tax and not subject to the alternative minimum tax. The

    Fund may, pending the investment of proceeds of sales of its shares or proceeds from the sale of portfolio securities, in anticipation of redemptions, or to maintain a "defensive" posture when, in the opinion of the Adviser, it is advisable to do so because of market conditions, elect to hold temporarily up to 20% of the current value of its total assets in cash reserves or invest in securities whose interest income is subject to taxation.

    From time to time, the Fund may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations, for example, municipal obligations the interest on which is paid from revenues of similar type projects or municipal obligations whose issuers are located in the same state.

MONEY MARKET FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

    INVESTMENT POLICIES. The Fund (which was formerly known as Harris Insight Cash Management Fund) invests only in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests in a broad range of short-term money market instruments, including U.S. Government Securities and bank and commercial obligations. The commercial paper purchased by the Fund will consist of U.S. dollar-denominated direct obligations of domestic and foreign corporate issuers, including bank holding companies.

    The Fund invests only in U.S. dollar-denominated securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

    The Fund will not purchase a security (other than U.S. Government Securities) unless the security is rated by at least two nationally recognized rating agencies (such as Standard & Poor's or Moody's) within the two highest rating categories assigned to short-term debt securities (or, if not rated or rated only by one rating agency, is determined to be of comparable quality), and not more than 5% of the total assets of the Fund would be invested in securities in the second highest rating category. Determinations of comparable quality shall be made in accordance with procedures established by the Company's Board of Directors.

    The Fund also may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies, and convertible and non-convertible debt securities of domestic corporations and of foreign corporations and governments that are denominated, and pay interest, in U.S. dollars. In addition, the Fund may invest in tax-exempt municipal obligations when the yields on such obligations are higher than the yields on taxable investments. See INVESTMENT OBJECTIVES AND POLICIES - TAX-EXEMPT MONEY MARKET FUND.

GOVERNMENT MONEY MARKET FUND

    INVESTMENT OBJECTIVE. The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity.

    INVESTMENT POLICIES. The Fund (formerly known as Harris Insight Government Assets Fund) invests only in high quality, short-term money market instruments that are determined by the Adviser, pursuant to procedures established by the Company's Board of Directors, to be eligible for purchase and to present minimal credit risks. The Fund invests exclusively in U.S. Government Securities and repurchase agreements backed by those securities. For a more detailed description of these securities, see Appendix A.

    The Fund invests only in securities that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended) and maintains a dollar-weighted average maturity of 90 days or less. Current income provided by the securities in which the Fund invests is not likely to be as high as that provided by securities with longer maturities or lower quality, which may involve greater risk and price volatility.

    The Fund invests in obligations of U.S. Government agencies and instrumentalities only when the Portfolio Management Agent is satisfied that the credit risk with respect to the issuer is minimal.

                       ADDITIONAL INVESTMENT INFORMATION
       -----------------------------------------------------------------

Unless otherwise noted, each Fund's investment objective and policies are not fundamental and may be changed by the Board of Directors of the Company without approval by the Fund's shareholders. Investment policies that are designated as fundamental may be changed only with approval of the holders of a majority of the Fund's outstanding voting securities. A majority of outstanding voting securities means the lesser of 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented, or more than 50% of the outstanding shares.

Each Fund may invest in the securities of other investment companies, zero coupon securities, when-issued securities and forward commitments, floating/variable rate obligations, as well as commercial paper and cash equivalents, such as certificates of deposit, demand and time deposits and banker's acceptance notes. In addition, each Fund may enter into repurchase agreements.

For a further description of the Funds' investment policies, including additional fundamental policies, see Appendix A and the SAI.

RATING MATTERS. Each Fund may purchase debt obligations that are not rated if, in the opinion of the Portfolio Management Agent or Adviser, they are of investment quality at least comparable to other rated investments that may be purchased by the Fund. After purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Fund. To the extent that the ratings given by Moody's, S&P or another nationally recognized statistical rating organization ("NRSRO") for securities may change as a result of changes in the rating systems or due to the corporate reorganization of an NRSRO, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of that Fund. The ratings of Moody's and S&P are more fully described in the Appendix to the SAI. A Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Company's Board of Directors that a sale is not in the best interests of the Fund.

PORTFOLIO TRANSACTIONS. The Portfolio Management Agent and the Adviser seek "best execution" for all portfolio transactions, but a Fund may pay higher than the lowest available commission rates when the Portfolio Management Agent or Adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction. Purchase and sale orders of securities on behalf of each of the Funds may be combined with those of other accounts that the Portfolio Management Agent or Adviser manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Portfolio Management Agent or Adviser determines that a particular security should be bought or sold for any of the Funds and other accounts it manages, the Portfolio Management Agent or Adviser undertakes to allocate the transactions among the participants equitably. To the extent permitted by the SEC, the Funds may pay brokerage commissions to certain affiliated persons. During the last fiscal year, no Fund paid commissions to these persons.

The Company, the Adviser, the Portfolio Management Agent and other service providers to the Funds have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts.

DIVERSIFICATION. Each Fund is diversified as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a matter of fundamental policy, no Fund may invest more than 5% of the current value of its total assets in the securities of any one issuer (other than U.S. Government Securities), except that up to 25% of the value of the total assets of a Fund (other than the Money Market Fund and the Government Money Market Fund) may be invested without regard to this limitation. Notwithstanding this policy, each of the Money Market Fund and the Government Money Market Fund may invest more than 5% of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, so long as it does not make more than one such investment at any one time. As a matter of fundamental policy, no Fund may purchase securities of an issuer if, as a result, with respect to 75% of its total assets, it would own more than 10% of the voting securities of such issuer.

CONCENTRATION. Each Fund is prohibited from concentrating its assets in the securities of issuers in a single industry. As a matter of fundamental policy, the Funds may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase, the value of its investments in that industry would exceed 25% of the current value of its total assets. This limitation does not apply to investments in (i) municipal obligations (for the purpose of this restriction, private activity bonds shall not be deemed municipal obligations if the payment of principal and interest on such bonds is the ultimate responsibility of non-governmental users); (ii) U.S. Government Securities; and (iii) in the case of the Money Market Fund, bank obligations that are otherwise permitted as investments.

Although not a matter of fundamental policy, the Funds consider the securities of foreign governments to be a separate industry for purposes of the 25% asset limitation on investments in the securities of issuers conducting their principal business activity in the same industry.

BORROWING. As a matter of fundamental policy, no Fund may borrow from banks, except that a Fund may borrow up to 10% of the current value of its total assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of the Fund's net assets (but investments may not be purchased while borrowings are in excess of 5% of total assets).

ILLIQUID SECURITIES. Each of the Funds limits its purchase of illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements not entitling the holder to payment within seven days and restricted securities (other than those determined to be liquid pursuant to guidelines established by the Company's Board of Directors). See Appendix A.

                                   MANAGEMENT
       -----------------------------------------------------------------

DIRECTORS

The Company is managed under the direction of its governing Board of Directors. Each individual listed below is a member of the Company's Board of Directors. The principal occupation of each individual is also listed below.

C. Gary Gerst           Chairman of the Board of Directors; Chairman
                        Emeritus, LaSalle Partners, Ltd. (real estate
                        developer and manager).

Edgar R. Fiedler        Senior Fellow and Economic Counsellor, The
                        Conference Board.

John W. McCarter, Jr.   President and Chief Executive Officer, The Field
                        Museum of Natural History (Chicago); Formerly,
                        Senior Vice President and Director, Booz-Allen &
                        Hamilton, Inc. (consulting firm).

Ernest M. Roth          Consultant; Retired Senior Vice President and
                        Chief Financial Officer, Commonwealth Edison
                        Company.

INVESTMENT ADVISER

Harris Trust is the investment adviser for each of the Funds pursuant to Advisory Contracts with the Company. Harris Trust, located at 111 West Monroe Street, Chicago, Illinois, is the successor to the investment banking firm of N.W. Harris & Co. that was organized in 1882 and was incorporated in 1907 under the present name of the bank. It is an Illinois state-chartered bank and a member of the Federal Reserve System. At December 31, 1996, Harris Trust had total discretionary trust assets under management of more than $13.3 billion and was the largest of 25 banks owned by Harris Bankcorp, Inc. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution.

As of December 31, 1996, Harris Trust managed more than $10.6 billion in discretionary personal trust assets, and managed more than $19.2 billion in non-discretionary trust assets.

With respect to the Tax-Exempt Money Market Fund, the Advisory Contract provides that Harris Trust shall make investments for the Fund in accordance with its best judgment. With respect to the remaining Funds, the Advisory Contracts provide that Harris Trust is responsible for the supervision and oversight of the Portfolio Management Agent's performance (as discussed below).

The investment advisory fees payable to Harris Trust with respect to each Fund are based on the average daily net assets of the respective Fund at the annual rate of 0.14% of each Fund's first $100 million of assets plus 0.10% of the Fund's remaining assets.

PORTFOLIO MANAGEMENT AGENT

Harris Trust has entered into Portfolio Management Contracts with Harris Investment Management, under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of all of the Funds except for the Tax-Exempt Money Market Fund. For the services provided by HIM, Harris Trust pays HIM the advisory fees it receives from the Funds. As of December 31, 1996, HIM managed an estimated $9.2 billion in assets.

ADMINISTRATORS, CUSTODIAN AND TRANSFER AGENT

Harris Trust (in this capacity, the "Administrator") is the administrator of the Funds and, as such, generally assists the Funds in all aspects of their administration and operation.

The Administrator has a Sub-Administration Agreement with Funds Distributor, Inc. ("FDI"), whereby FDI performs certain administrative services for the Funds. The Administrator has Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC"), whereby PFPC performs certain administrative and accounting services for the Funds. Under these agreements, the Administrator compensates FDI and PFPC for providing their services. The Administrator, FDI and PFPC are referred to collectively as the "Administrators."

Harris Trust is also the transfer and dividend disbursing agent of the Funds (in this capacity, the "Transfer Agent"). The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") whereby the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services.

PNC Bank, N.A. (the "Custodian") serves as custodian of the assets of the Funds. PFPC and the Custodian are indirect, wholly-owned subsidiaries of PNC Bank Corp.

As compensation for their services, the Administrator, the Transfer Agent and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the portfolios of the Company and Harris Insight Funds Trust, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of average daily net assets in excess of $600 million. In addition, the Funds pay a separate fee to the Sub-Transfer Agent for certain retail sub-transfer agent services and reimburse the Custodian for various custody transactional expenses.

DISTRIBUTOR

Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility for distributing shares of the Funds. Fees for services rendered by the Distributor are paid by the Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares, subject to the terms of the Service Plans described below, if implemented pursuant to contractual arrangements between the Company and the Distributor and approved by the Board of Directors of the Company.

SERVICE PLAN

Under each Fund's Service Plan relating to Class A Shares, the Fund bears the costs and expenses connected with advertising and marketing the Fund's shares and pays the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate up to 0.35% per annum of the average daily net asset value of the Fund's Class A Shares. From their own resources, Harris Trust and HIM from time to time may voluntarily pay fees to certain Service Agents. The Administrators and the Distributor may act as Service Agents and receive fees under a Service Plan.

Servicing activities provided by Service Agents to their customers investing in the Funds may include establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries; assisting customers in changing dividend options, account designations and addresses; sub-accounting; investing customer cash account balances automatically in Fund shares; providing periodic account balance statements and integrating these statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; and performing other services to the extent permitted by applicable statute, rule or regulation.

EXPENSES

Except for certain expenses borne by the Distributor, Harris Trust, or HIM, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Harris Trust, HIM or the Distributor or any of their affiliates; advisory and administration fees; payments pursuant to any Service Plan (with respect to only Class A Shares); interest charges; taxes; fees and expenses of independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Service Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Funds' custodian including those for keeping books and accounts; expenses of shareholders' meetings and meetings of Board of Directors; expenses relating to the issuance, registration and qualification of shares of the Funds; fees of pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to each Fund are borne by that Fund. Other general expenses of the Company are allocated among the Funds and the other investment portfolios of the Company in an equitable manner as determined by the Board of Directors.

                               HOW TO BUY SHARES
       -----------------------------------------------------------------

OPENING AN ACCOUNT. To open an account, complete and sign an application for Class A Shares and mail it along with your check. You also may open your account by wire, as described below. Please be sure to furnish your taxpayer identification number. (You must also certify whether you are subject to withholding for failing to report income to the Internal Revenue Service ("IRS")). Investments received without a certified taxpayer identification number may be returned.

If you register your account as belonging to multiple owners (e.g., as joint tenants), you must provide specific authorization on your application in order for us to accept instructions from a single owner. Otherwise, all owners will have to agree to any transactions that involve the account.

MINIMUM INVESTMENTS.  The Funds have the following minimum investments:

To open an account                                    $   1,000
To open a retirement account                                250
To add to an existing account                                50
Investing through an Automatic Investment Plan               50

If you are opening an account through a financial institution or other intermediary, this organization may have different minimum initial and subsequent investment requirements. Please contact this organization if you have questions. See BUYING SHARES - THROUGH FINANCIAL INSTITUTIONS below.

BUYING SHARES. Shares may be purchased by investing automatically (see AUTOMATIC INVESTING below) or by any of the following three methods:

1. BY MAIL. Make your check payable to the Fund of your choice. If you are adding to your existing account, indicate your Fund account number directly on the check and send to:

    Harris Insight Funds
    c/o PFPC Inc.
    P.O. Box 8952
    Wilmington, Delaware 19899-8952

2. BY BANK WIRE. Call the Funds at (800) 625-7073 to initiate your purchase. Then wire your investment to:

    PNC Bank, N.A.
    Philadelphia, Pennsylvania
    ABA #0310-0005-3
    For Credit to: Harris Insight Funds
                85-5093-2950

        Re:      [Name of Fund] - Class A Shares
        Account No.:
        Account Name:

If you are opening an account, please promptly complete and mail the account application form to the Funds at the address above under BY MAIL. The Funds currently do not charge investors for the receipt of wire transfers, although your bank may charge you for their wiring services.

3. THROUGH FINANCIAL INSTITUTIONS. Shares of any of the Funds may be purchased through authorized broker-dealers, financial institutions and service agents with whom the Distributor has a selling agreement, including Harris Trust and HIM and their affiliates ("Institutions"), on any day the Funds are open for business. See GENERAL PURCHASE INFORMATION. Institutions are responsible for the prompt transmission of buy, exchange or sell orders.

Each Institution may establish its own terms with respect to the requirement of a minimum initial investment and minimum subsequent investments. Depending upon the terms of your account, Institutions may charge account fees for automatic investment and other services they provide, including account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income, which would reduce your yield or return. Please read this Prospectus in connection with any information received from your Institution.

AUTOMATIC INVESTING. Automatic investing is an easy way to add to your Harris Insight Funds and can help you achieve your financial goals as simply and conveniently as possible. Through the Harris Insight Funds Automatic Investment Plan you can have as little as $50 a month electronically withdrawn from your checking account and invested in the Fund of your choice. This feature can be established when you open your account. For more information or to receive an application, please call (800) 982-8792.

GENERAL PURCHASE INFORMATION

The Funds are open for business each day that both of the New York Stock Exchange (the "Exchange") and the Federal Reserve Bank of Philadelphia are open for business (i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day) ("Fund Business Day"). Each of the Funds normally calculates its NAV on or before 12:00 Noon, Eastern time. Shares are purchased at the next share price calculated after your investment is received and accepted.

Orders placed directly with the Funds must be paid for by check or bank wire on the same day. Payment for the shares purchased through an Institution will not be due until settlement date, normally three business days after the order has been executed. The Company reserves the right to reject any purchase order.

                               HOW TO SELL SHARES
       -----------------------------------------------------------------

Shares may be sold (redeemed) at their next determined net asset value after receipt of a proper request by the Funds directly or through any Institution.

1. BY MAIL. Shareholders may sell shares by writing the Funds at the following address:

    Harris Insight Funds
    c/o PFPC Inc.
    P.O. Box 8952
    Wilmington, Delaware 19899-8952

Certain requests for redemption must be signed by the shareholder with signature guaranteed. See SHAREHOLDER SERVICES AND POLICIES - SIGNATURE GUARANTEES.

2. BY TELEPHONE. If you have chosen the telephone redemption privilege, you may make a telephone redemption request by calling the Funds at (800) 625-7073 and providing your account number, the exact name of your account and your social security or taxpayer identification number. The Fund then will mail a check to your account address or, if you have elected the wire redemption privilege, wire the proceeds on the following business day.

3. BY BANK WIRE. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by federal funds wire to a bank account previously designated by you in writing. See GENERAL REDEMPTION INFORMATION - WIRE REDEMPTION PRIVILEGE below.

4. THROUGH FINANCIAL INSTITUTIONS. If you bought your shares through an Institution, you may redeem your shares through the Institution. Please contact the Institution for this service.

GENERAL REDEMPTION INFORMATION

There is no charge for redemptions, but if you bought your shares through an Institution, the Institution may charge an account-based service fee. A redemption order received in good order by your Institution or the Funds before the close of the Exchange and before the close of the Fund Business Day will be executed at the Fund's net asset value per share next determined on that day. A redemption order received after the close of the Exchange, or not received by the Funds prior to the close of the Fund Business Day, will be executed at the Fund's net asset value next determined on the next Fund Business Day.

Proceeds of redemption orders received in good order will normally be remitted within five but not more than seven business days, except that if a redemption request is made shortly after a recent purchase by check, proceeds will be distributed once the check used to purchase the Fund's shares clears, which may take up to 15 days or more after the investment. The proceeds may be more or less than the amount originally invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

The Funds intend to pay redemption proceeds in cash, but reserve the right to pay in kind by delivery of investment securities equal in value to the redemption price to the extent permitted by applicable laws and regulations. In these cases, you might incur brokerage costs in converting the securities to cash. The right of any shareholder to receive payment of redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period when the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the SEC permits mutual funds to postpone payments for the protection of investors.

WIRE REDEMPTION PRIVILEGE. If the wire redemption privilege has been elected on the shareholder application, redemption of shares may be requested by telephone, on any day the Funds and the Transfer Agent are open for business, by calling the Funds at (800) 625-7073.

The minimum amount that may be wired is $1,000. Otherwise, a check is mailed to the shareholder's address of record. The Funds reserve the right to change this minimum or to terminate the privilege. Redemption proceeds normally are transmitted by wire on the business day after a redemption request is made. If a request is received by the Transfer Agent by 12:00 Noon, Eastern time on a day the Funds and the Transfer Agent are open for business, the redemption proceeds will be transmitted to the shareholder's bank that same day.

SYSTEMATIC WITHDRAWAL PLAN. You can arrange for periodic, automatic redemptions from your account. For more information or to sign up for this service, please call (800) 982-8782.

                       SHAREHOLDER SERVICES AND POLICIES
       -----------------------------------------------------------------

SIGNATURE GUARANTEES. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. In addition to certain signature requirements, a signature guarantee is required in any of the following circumstances:

    - A redemption check is to be made payable to anyone other than the shareholder(s) of record.

    - A redemption check is to be mailed to an address other than the address of record.

    - A redemption amount is to be wired to a bank other than one previously authorized.

At the Funds' discretion, signature guarantees also may be required for other redemptions. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to see if it has this capability.

TELEPHONE TRANSACTIONS. Investors may buy (by bank wire) and sell shares by telephone. Shareholders engaging in telephone transactions should be aware that they may be foregoing some of the security associated with written requests. A shareholder may bear the risk of any resulting losses from a telephone transaction. The Funds will employ reasonable procedures to confirm that telephonic instructions are genuine. If the Funds or their service providers fail to employ these measures, they may be liable for any losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Please verify the accuracy of telephone instructions immediately upon receipt of confirmation statements.

During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds at the address listed in How to Sell Shares.

REDEMPTION OF SHARES IN SMALLER ACCOUNTS. Because of the high cost of maintaining small accounts, each Fund reserves the right to redeem all shares in an account whose value falls below $500 ($250 in the case of a retirement account) unless this is a result of a decline in the market value of the shares. Prior to such a redemption, a shareholder will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

SHARE CERTIFICATES.  Share certificates are not issued.

ELIGIBILITY BY STATE. You may only invest in, or exchange into, Class A Shares legally available in your jurisdiction of residence.

CHECKWRITING. A checkwriting privilege is available to shareholders of the Funds. For more information or to receive a checkwriting application, please call (800) 982-8782.

REPORTS TO SHAREHOLDERS. You will receive an account statement after every transaction that affects your share balance, except for reinvestments of dividend and capital gain distributions, or at least annually, as well as a quarterly consolidated statement. In addition, each year you will receive an annual and semi-annual report to shareholders of each Fund in which you invest. If you would like copies of these reports, please call (800) 982-8782.

       HOW THE FUNDS MAKE DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION
       -----------------------------------------------------------------

Dividends from each of the Funds are declared daily and paid monthly. Any net capital gains will be declared and paid at least annually. Dividend and capital gain distributions may be invested in additional shares of the same Fund at net asset value and credited to the shareholder's account on the payment date or paid in cash (no sales charge is assessed on the reinvestment of dividends or distributions). Distribution checks and account statements will be mailed approximately two business days after the payment date.

Each Fund is treated as a separate entity for tax purposes and thus the provisions of the Internal Revenue Code (the "Code") generally are applied to each Fund separately, rather than to the Company as a whole. As a result, net capital gains, net investment income, and operating expenses are determined separately for each Fund. The Company intends to qualify each Fund as a regulated investment company under the Code and to distribute to the shareholders of each Fund sufficient net investment income and net realized capital gains of that Fund so that the Fund will not be subject to federal income taxes.

Dividends (including net short-term capital gains), except "exempt-interest dividends" (described below), will be taxable to shareholders as ordinary income.

Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the shares, and will not qualify for the dividends-received deductions.

A taxable gain or loss also may be realized by a shareholder upon the redemption or transfer of shares depending on the tax basis of the shares and their price at the time of the transaction. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent other shares of that Fund are acquired within the 61-day period beginning 30 days before and ending 30 days after disposition of the shares.

Dividends paid by the Tax-Exempt Money Market Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends") generally will not be subject to Federal income tax in the hands of the Fund's shareholders. However, persons who are substantial users or related persons thereof of facilities financed by private activity bonds held by a Fund may be subject to Federal income tax on their pro rata share of the interest income from such bonds and should consult their tax advisers before purchasing shares of such Fund.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund generally is not deductible for Federal income tax purposes. Under rules of the IRS for determining when borrowed funds are used for purchasing or carrying particular assets, shares of a Fund may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Substantially all of the dividends paid by the Tax-Exempt Money Market Fund are anticipated to be exempt from Federal income taxes.

Shareholders of the Tax-Exempt Money Market Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they reside but may be subject to tax on income derived from the municipal securities of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

The Company will be required to withhold, subject to certain exemptions, a portion (currently 31%) from dividends paid or credited to individual shareholders and from redemption proceeds, if a correct taxpayer identification number, certified when required, is not on file with the Company or Transfer Agent.

                              GENERAL INFORMATION
       -----------------------------------------------------------------

BANKING LAW MATTERS

Federal banking laws and regulations generally prohibit federally chartered or supervised banks from engaging directly in the business of issuing, underwriting, selling or distributing securities, although subsidiaries of bank holding companies, such as Harris Trust and HIM, are permitted to purchase and sell securities upon the order and for the account of their customers.

Harris Trust and HIM believe that they may perform the services contemplated by this Prospectus and their respective agreements with the Company without violating applicable federal banking laws or regulations. It is noted, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal statutes or regulations and judicial or administrative decisions or interpretations thereof, could prevent Harris Trust or HIM from continuing to perform, in whole or in part, these services. If this were to happen, the Funds would seek alternative sources for these services.

HOW SHARE VALUE IS DETERMINED

Net asset value per share is the value of one share of a Fund, which is determined on each Fund Business Day. Net asset value per share of each class is determined by dividing the value of a Fund's net assets (i.e., the value of its securities and other assets less its liabilities) allocable to that class by the number of shares of that class outstanding. The net asset value per share of each Fund is determined at 12:00 Noon, Eastern time. In order to maintain a stable net asset value of $1.00 per share, each of the Funds uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

HOW PERFORMANCE IS REPORTED

From time to time, each of the Funds may advertise its performance. Performance may be quoted in terms of yield, effective yield and total return. The Tax-Exempt Money Market Fund also may advertise its tax-equivalent yield. All performance information is based on historical results and is not intended to indicate future performance.

A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, a Fund divides the interest income it earned from its investments for a 7-day period (net of expenses) by the average number of shares entitled to receive dividends. The result is then expressed as an annualized percentage rate based on the Fund's share price at the end of the 7-day period (which period will be stated in the advertisement). The yield of any investment is generally a function of portfolio quality and maturity, type of instrument and operating expenses.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in shares of the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield," which will be calculated only for the Tax-Exempt Money Market Fund, refers to the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield, and is calculated by increasing the yield shown for the Fund to the extent necessary to reflect the payment of specified tax rates. Thus, the tax-equivalent yield for the Fund will always exceed that Fund's yield.

From time to time the Funds advertise "30-day average yield" and "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day or monthly period, as appropriate (which period will be stated in the advertisement).

Total return refers to the amount an investment in a Fund would have earned, including any increase or decrease in net asset value, over a specified period of time and assumes the payment of the maximum sales load and the reinvestment of all dividends and distributions. The total return of each Fund shows what an investment in Class A Shares of the Fund would have earned over a specified period of time (such as one, five or ten years, or the period of time since commencement of operations, if shorter) assuming that the maximum sales load was paid and that all distributions and dividends by the Fund were reinvested on their reinvestment dates during the period less all recurring fees. When a Fund compares its total return to that of other mutual funds or relevant indices, its total return also may be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

The Funds' advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc. and Lipper Analytical Services, Inc. The comparative material found in the Funds' advertisements, sales literature or reports to shareholders may contain performance ratings. That material is not to be considered an indication of future performance. All performance information for a Fund is calculated on a class basis.

MORE INFORMATION ABOUT THE COMPANY

The Company, which was incorporated in Maryland on September 16, 1987, is an open-end management investment company. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. Currently, the Company has seven portfolios in operation, including four portfolios not offered in this Prospectus: Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Hemisphere Free Trade Fund and Harris Insight Convertible Fund. The Company's Board has authorized the Funds to issue two classes of shares, Class A and Institutional Shares. The Company's Board has authorized the other Funds of the Company to issue two classes of shares, Class A and Institutional Shares, except with respect to Harris Insight Convertible Fund, which offers a single class.

Institutional Shares of the Funds, which are offered only to certain classes of investors, do not impose any sales charges or bear any sales, marketing or distribution expenses. In the future, the Board of Directors of the Company may authorize the issuance of shares of additional investment portfolios and additional classes of shares of any portfolio. Different classes of shares of a single portfolio may bear different sales charges and other expenses (including distribution fees) which may affect their relative performance. Information regarding other classes of shares may be obtained by calling the Funds at (800) 982-8782 or from any institution that makes available shares of the Funds. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Company, when issued, will be fully paid and non-assessable.

As of April 1, 1997, Harris Trust owned of record all or a substantial portion of the Institutional Shares of the Funds and, for purposes of the 1940 Act, may have been deemed to control the Funds. Harris Trust has indicated that it holds its shares on behalf of various client accounts and not as beneficial owner. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

The Company may dispense with annual meetings of shareholders in any year in which Directors are not required to be elected by shareholders. It is anticipated generally that shareholder meetings will be held only when specifically required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

                       APPENDIX A: PERMITTED INVESTMENTS
       -----------------------------------------------------------------

ASSET-BACKED SECURITIES. The Money Market Fund may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Directors, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 10% limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

BANK OBLIGATIONS. A Fund may invest in obligations of bank obligations, including negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings banks and savings associations), foreign branches of U.S. banks, foreign banks and their non-U.S. branches (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars), and wholly-owned banking-related subsidiaries of foreign banks.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand but may be subject to early withdrawal penalties which could reduce the Fund's yield. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Fund's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

The profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. In addition, domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. Obligations of foreign banks involve somewhat different investment risks from those associated with obligations of U.S. banks. See "Foreign Securities."

FLOATING AND VARIABLE RATE SECURITIES. Each Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to a some interest rate index or market interest rate. These adjustments tend to decrease the security's price sensitivity to changes in interest rates. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness.

Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. During periods when short-term interest rates are relatively low as compared to long-term interest rates, a Fund may attempt to enhance its yield by purchasing inverse floaters. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. While this form of leverage may increase the security's yield, it may also increase the volatility of the security's market value.

A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

FOREIGN SECURITIES. The Money Market Fund may invest in non-convertible debt of foreign banks, foreign corporations and foreign governments which obligations are denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. For example, investments in foreign securities typically involve higher transaction costs than investments in U.S. securities. Foreign investments may have risks associated with political instability, less complete financial information about the issuers and less market liquidity than domestic securities. Future political and economic developments, possible imposition of withholding taxes on income, seizure or nationalization of foreign holdings, establishment of exchange controls or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. In addition, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements than domestic banks.

GUARANTEED INVESTMENT CONTRACTS. The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. GICs require the Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then makes payments to the Fund based on negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Each Fund may invest up to 10% of its net assets in securities that are considered illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable, such as over-the-counter options, and repurchase agreements not entitling the holder to payment of principal in seven days. Under the supervision of the Company's Board of Directors, the Portfolio Management Agent or Adviser determines and monitors the liquidity of portfolio securities.

Repurchase agreements and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days are deemed illiquid securities for this purpose unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Portfolio Management Agent or Adviser has determined that an adequate trading market exists for such securities or that market quotations are readily available.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might also have to register restricted securities in order to dispose of them, resulting in expense and delay. A Fund might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time.

The Funds may purchase Rule 144A securities sold to institutional investors without registration under the Securities Act of 1933 and commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, for which an institutional market has developed. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on the issuer's ability to honor a demand for repayment of the unregistered security. A security's contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of the security. These securities may be determined to be liquid in accordance with guidelines established by the Company's Board of Directors. These guidelines take into account trading activity in the securities and the availability of reliable pricing information, among other factors. The Board of Directors monitors implementation of these guidelines on a periodic basis.

INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by investment companies that invest in short-term, debt securities (which may include municipal obligations that are exempt from federal income taxes) and which seek to maintain a $1.00 net asset value per share.

Securities of investment companies may be acquired by any of the Funds within the limits prescribed by the 1940 Act. These limit each such Fund so that: (i) not more than 5% of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank. Only banks that, in the opinion of the Portfolio Management Agent or Adviser, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit-backed investments.

MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers. U.S. Government-related mortgage-backed securities may be issued or guaranteed by the U.S. Government or one of its agencies and backed by the full faith and credit of the U.S. Government, or supported primarily or solely by the creditworthiness of the issuing U.S. Government agency or other entity.

MUNICIPAL OBLIGATIONS. Municipal obligations include municipal bonds, municipal notes and municipal commercial paper. These securities may be issued by or on behalf of states, territories and possessions of the U.S., the District of Columbia, and their respective authorities, agencies, instrumentalities and political subdivisions. Municipal bonds generally have a maturity at the time of issuance of up to 30 years. Municipal notes are intended to fulfill the short-term capital needs of the issuer and generally have maturities at the time of issuance of three years or less. Municipal notes are generally issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The ability of an issuer to make payments is therefore dependent on these tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with an effective maturity or put date of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from other specific revenue sources such as the user of the facility being financed.

REPURCHASE AGREEMENTS. Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights. The Funds will enter into repurchase agreements only with counterparties that meet guidelines established by the Company's Board of Directors.

SECURITIES WITH PUTS. In order to maintain liquidity, the Funds may enter into puts with respect to portfolio securities with banks or broker-dealers that, in the opinion of the Portfolio Management Agent or Adviser present minimal credit risks. The ability of these Funds to exercise a put will depend on the ability of the bank or broker-dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker-dealer defaults on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained by having to sell the security elsewhere.

U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in U.S. Government Obligations, which consist of bills, notes and bonds issued by the U.S. Treasury. They are direct obligations of the U.S. Government and differ primarily in the length of their maturities.

U.S. GOVERNMENT SECURITIES. Each of the Funds may invest in U.S. Government Securities. As used in this Prospectus, the term U.S. Government Securities means obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. The U.S. Government Securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities and backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, the U.S. Government Securities in which the Funds may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. Government's full faith and credit.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. Each Fund may purchase securities (including securities issued pursuant to an initial public offering) on a "when-issued," "delayed delivery" or "forward commitment" basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will make a commitment to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date, if deemed advisable. The Funds do not earn income on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of bonds, private placements and Government Securities may be sold in this manner.

ZERO COUPON SECURITIES. Each of the Funds may invest in zero coupon securities. Zero coupon securities are debt securities that are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity. Zero coupon securities include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. These components are traded independently under the U.S. Treasury's Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program or as Coupons Under Book Entry Safekeeping ("CUBES").

The Funds may invest in other types of related zero coupon securities commonly known as "stripped" securities. For instance, a number of banks and brokerage firms separate the principal and interest portions of U.S. Treasury securities and sell them separately in the form of receipts or certificates representing undivided interests in these instruments. These instruments are generally held by a bank in a custodial or trust account on behalf of the owners of the securities and are known by various names, including Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Stripped securities also may be issued by corporations and municipalities. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitations on illiquid investments.

Zero coupon securities are sold at original issue discount and pay no interest to holders prior to maturity, but a Fund holding a zero coupon security must include a portion of the original issue discount of the security as income. Because of this, zero coupon securities may be subject to greater fluctuation of market value than the other debt securities in which the Funds may invest. The Funds distribute all of their net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Portfolio Management Agent or Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

INVESTMENT ADVISER, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT

Harris Investment Management, Inc.

190 South LaSalle Street
Chicago, Illinois 60603

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT

PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

SUB-ADMINISTRATOR AND DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

PNC Bank, N.A.

Broad & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
30 South 17th Street
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL

Bell, Boyd & Lloyd

Three First National Plaza
Chicago, Illinois 60602-4207

                      HARRIS INSIGHT-Registered Trademark- FUNDS

                         STATEMENT OF ADDITIONAL INFORMATION
               60 State Street, Suite 1300, Boston, Massachusetts 02109
                              Telephone: (800) 982-8782



                                     May 1, 1997


    The Harris Insight Funds Trust (the "Trust") is an open-end, diversified management investment company that currently offers a selection of twelve investment portfolios. HT Insight Funds, Inc. d/b/a Harris Insight Funds (the "Company") is an open-end, diversified management investment company that currently offers a selection of seven investment portfolios. The twelve portfolios of the Trust and five of the seven portfolios of the Company (collectively, the "Funds") are detailed in this Statement of Additional Information. The investment objectives of the Funds are described in the Prospectus. See "Investment Objectives and Policies." The Funds are as follows:

  -    Harris Insight International Fund (the "International Fund")
  -    Harris Insight Small-Cap Opportunity Fund (the "Small-Cap Fund")
  -    Harris Insight Small-Cap-Value Fund (the "Small-Cap Value Fund")
  -    Harris Insight Growth Fund (the "Growth Fund")
  -    Harris Insight Equity Fund (the "Equity Fund")
  -    Harris Insight Equity Income Fund (the "Equity Income Fund")
  -    Harris Insight Index Fund (the "Index Fund")
  -    Harris Insight Balanced Fund (the "Balanced Fund")
  -    Harris Insight Convertible Securities Fund (the "Convertible
       Securities Fund")
  -    Harris Insight Tax-Exempt Bond Fund (the "Tax-Exempt Fund")
  -    Harris Insight Bond Fund (the "Bond Fund")
  - Harris Insight Intermediate Tax-Exempt Bond Fund (the "Intermediate Tax-Exempt Fund")
  -    Harris Insight Short/Intermediate Bond Fund (the "Short/Intermediate
       Bond Fund")
  -    Harris Insight Intermediate Government Bond Fund (the "Government Fund")
  -    Harris Insight Tax-Exempt Money Market Fund (the "Tax-Exempt Money Fund")
  -    Harris Insight Money Market Fund (the "Money Fund")
  -    Harris Insight Government Money Market Fund (the "Government Money
       Fund")


    Each of the Trust's twelve Funds has two classes of shares, Class A Shares and Institutional Shares. Each of the five Funds of the Company described in this Statement of Additional Information also have two classes of shares, Class A Shares and Institutional Shares.


    This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the Funds' related Prospectuses dated May 1, 1997 and any supplement thereto (the "Prospectuses"). This Statement of Additional Information contains additional information that should be read in conjunction with each of the Prospectuses, additional copies of which may be obtained without charge from the Company's and the Trust's distributor, Funds Distributor, Inc., by writing or calling the Funds at the address or telephone number given above.

                                  TABLE OF CONTENTS








                                                                           PAGE

Investment Strategies. . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Service Plans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
Calculation of Yield and Total Return. . . . . . . . . . . . . . . . . . . . 32
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . 36
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
Federal Income Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
Capital Stock and Beneficial Interest. . . . . . . . . . . . . . . . . . . . 41
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1

                                INVESTMENT STRATEGIES

    ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

    The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

CONVERTIBLE SECURITIES. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock. Securities rated "B" or "CCC" (or "Caa") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, with "B" indicating a lesser degree of speculation than "CCC" (or "Caa"). While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated "CCC" (or "Caa") have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

    While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

    Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

    To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the responsibility of the Trust's Board of Trustees or the Company's Board of Directors, as the case may be, to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, a Fund's ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

    The market for certain low-rated and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and could result in a higher incidence of defaults.

    FLOATING AND VARIABLE RATE OBLIGATIONS. Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") or Harris Trust and Savings Bank ("Harris Trust" or the "Investment Adviser") with respect to the Tax-Exempt Money Market Fund will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Funds' custodian subject to a sub-custodian agreement between the bank and the Funds' custodian.

    The floating and variable rate obligations that the Funds may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Money Market Funds may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

    FOREIGN SECURITIES. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

    The International Fund may purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. (For example, if United Kingdom bonds yield 14% during a year when interest rates decline causing the bonds to appreciate by 5% and the pound rises 3% versus the dollar, then the annual total return of such bonds would be 22%.
This example is illustrative only.) Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Fund's return.

    Investments in non-dollar securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries.

    FORWARD CONTRACTS. Forward Contracts may be entered into by the Equity Fund, the Equity Income Fund, the Growth Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Index Fund, the International Fund and the Balanced Fund (collectively, the "Equity Funds") for hedging purposes as well as for non-hedging purposes. Forward Contracts may also be entered into for "cross hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. A Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, a Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, a Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

    The Equity Funds have established procedures consistent with statements by the Commission and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

    GOVERNMENT SECURITIES. Government securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("Government Securities"). Obligations of the United States Government agencies and instrumentalities are debt securities issued by United States Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the United States Treasury (such as Government National Mortgage Association participation certificates); (b) the limited authority of the issuer to borrow from the United States Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the United States Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only.
 In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where United States Government support of agencies or instrumentalities is discretionary, no assurance can be given that the United States Government will provide financial support, since it is not lawfully obligated to do so.

    INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. All Equity Funds, the Convertible Securities Fund, the Bond Fund, the Government Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term United States Treasury Bonds, ten-year United States Treasury Notes, three-month U.S. Treasury Bills and three-month domestic bank certificates of deposit.
Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

    Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the

Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

    A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash, U.S. government securities or other appropriate assets equal to the national market value of the underlying contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

    Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

    If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of municipal bonds or other debt securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

    In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Federal Income Taxes" below.

    A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

    Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

    There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Portfolio Management Agent's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of long-term municipal bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the municipal bond or other debt securities which are the subject to the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market, therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the municipal bonds or other debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable.
Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Portfolio Management Agent anticipates an extreme change in interest rates or market conditions.

    See additional risk disclosure below under "Index Futures Contracts and Options on Index Futures Contracts."

    LETTERS OF CREDIT. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Portfolio Management Agent, or the Investment Adviser with respect to the Tax-Exempt Money Market Fund, are of investment quality comparable to other permitted investments of a Fund, may be used for letter of credit backed investments.

    LOANS OF PORTFOLIO SECURITIES. Each Fund, except the Money Market Funds, may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the Trust, the Investment Adviser, the Portfolio Management Agent or the Distributor.

    MORTGAGE-RELATED SECURITIES. All Equity Funds, the Short/Intermediate Fund, the Bond Fund and the Government Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. The Government Fund may purchase such securities only if they represent interests in an asset-backed trust collateralized by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC").

    CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities" in the Prospectus.

    Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by GNMA, FNMA, or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

    Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations.

    Investments in interest-only Government Stripped Mortgage-Backed Securities will be made in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Portfolio Management Agent believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in a Fund's not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so.

    MUNICIPAL LEASES. Each of the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may acquire participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate, and make the payments due under the lease obligation.

However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.
In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

    In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Portfolio Management Agent will consider: (1) whether the lease can be canceled;
(2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); and,
(5) the legal recourse in the event of failure to appropriate.

    MUNICIPAL OBLIGATIONS. As discussed in the applicable Prospectus, the Balanced Fund, the Short/Intermediate Bond Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Bond Fund and the Tax-Exempt Money Market Fund may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

    TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

    BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

    RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

    The Short/Intermediate Bond Fund, the Balanced Fund, the Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may also invest in: (1) municipal bonds having a maturity at the time of issuance of up to 40 years that are rated at the date of purchase "Baa" or better by

Moody's Investors Service ("Moody's") or "BBB" or better by Standard & Poor's ("S&P"); (2) municipal notes having maturities at the time of issuance of 15 years or less that are rated at the date of purchase "MIG 1" OR "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+," "SP-1," or "SP-2" by S&P; and (3) municipal commercial paper with a stated maturity of one year or less that is rated at the date of purchase "P-2" or better by Moody's or "A-2" or better by S&P.

    PUT AND CALL OPTIONS. All Equity Funds, the Convertible Securities Fund, the Bond Fund, the Government Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which they may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

    These Funds each may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if a Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or appropriate assets in a segregated account with its custodian. A put option is "covered" if a Fund maintains cash, Treasury bills, or other appropriate assets with a value equal to the exercise price in a segregated account with its custodian, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, a Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, a Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. A Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. A Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

    Each Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, a Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

    The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Trust and the Company have agreed that, pending resolution of the issue, each of the Funds will treat such options and assets as subject to such Fund's limitation on investment in securities that are not readily marketable.

    Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

    REPURCHASE AGREEMENTS. A Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose a Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

    A Fund may not enter into a repurchase agreement if, as a result, more than 15% (10% with respect to the Equity Fund, the Short/Intermediate Fund and the Money Market Funds) of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. A Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Directors or Board of Trustees, as the case may be.

    Certain of the Funds may enter into reverse repurchase agreements, which are detailed in the Prospectus.

    SECURITIES WITH PUTS. A put is not transferable by a Fund, although a Fund may sell the underlying securities to a third party at any time. If necessary and advisable, any Fund may pay for certain puts either separately, in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Funds expect, however, that puts generally will be available without the payment of any direct or indirect consideration.

    All Equity Funds, the Short/Intermediate Bond Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Bond Fund, the Tax-Exempt Fund, the Government Money Fund, the Money Fund and the Tax-Exempt Money Fund intend to enter into puts solely to maintain liquidity and do not intend to exercise their rights thereunder for trading purposes. The puts will only be for periods substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by a Fund of the underlying security. The actual put will be valued at zero in determining net asset value in the case of the Money Market Funds. Where a Fund pays directly or indirectly for a put, its costs will be reflected as an unrealized loss of the period during which the put is held by the Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of a municipal obligation purchased by a Fund will not be considered shortened by any put to which the obligation is subject.

    INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS. All Equity Funds, the Convertible Securities Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund may attempt to reduce the risk of investment in equity and other securities by hedging a portion of its portfolio through the use of futures contracts on indices and options on such indices traded on national securities exchanges. Each of these Funds may hedge a portion of its portfolio by selling index futures contracts to limit exposure to decline. During a market advance or when the Portfolio Management Agent anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing index futures or options on indices. This affords a hedge against the Fund's not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities that may later by purchased in a more advantageous manner. The Index Fund may maintain Standard & Poor's 500 Index futures contracts to simulate full investment in that index while retaining a cash position for fund management purposes, to facilitate trading or to reduce transaction costs. A Fund will sell options on indices only to close out existing hedge positions.

    A securities index assigns relative weightings to the securities in the index, and the index generally fluctuates with changes in the market values of these securities. A securities index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the purchase or sale of an underlying security, no consideration is paid or received by a Fund upon the purchase or sale of a securities index futures contract. When the contract is executed, each party deposits with a broker or in a segregated custodial account a percentage of the contract amount which may be as low as 5%, called the "initial margin." During the term of the contract, the amount of this deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

    Municipal bond index futures contracts, which are based on an index of 40 tax-exempt, municipal bonds with an original issue size of at least $50 million and a rating of A or higher by S&P or A or higher by Moody's, began trading in mid-1985. No physical delivery of the underlying municipal bonds in the index is made. The Fund may utilize any such contracts and associated put and call options for which there is an active trading market.

    Except for the Index Fund, a Fund will use index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund will sell index futures only if the amount resulting from the multiplication of the then current level of the indices upon which its futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets. Also, a Fund may not purchase or sell index futures if, immediately thereafter, the sum of the premiums paid for unexpired options on futures contracts and margin deposits on the Fund's outstanding futures contracts would exceed 5% of the market value of the Fund's total assets. When a Fund purchases index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with its custodian.

    There are risks that are associated with the use of futures contracts for hedging purposes. The price of a futures contract will vary from day to day and should parallel (but not necessarily equal) the changes in price of the underlying securities that are included in the index. The difference between these two price movements is called "basis." There are occasions when basis becomes distorted. For instance, the increase in value of the hedging instruments may not completely offset the decline in value of the securities in the portfolio. Conversely, the loss in the hedged position may be greater than the capital appreciation that a Fund experiences in its securities positions. Distortions in basis are more likely to occur when the securities hedged are not part of the index covered by the futures contract. Further, if market values do not fluctuate, a Fund will sustain a loss at least equal to the commissions on the financial futures transactions.

    All investors in the futures market are subject to initial margin and variation margin requirements. Rather than providing additional variation margin, an investor may close out a futures position. Changes in the initial and variation margin requirements may influence an investor's decision to close out the position. The normal relationship between the securities and futures markets may become distorted if changing margin requirements do not reflect changes in value of the securities. The margin requirements in the futures market are substantially lower than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary basis distortion.

    In the futures market, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions limits on open positions, and/or daily price fluctuation limits.
Each market establishes a limit on the amount by which the daily market price of a futures contract may fluctuate. Once the market price of a futures contract reaches its daily price fluctuation limit, positions in the commodity can be neither taken nor liquidated unless traders are willing to effect trades at or within the limit. The holder of a futures contract (including a Fund) may therefore be locked into its position by an adverse price movement for several days or more, which may be to its detriment. If a Fund could not close its open position during this period, it would continue to be required to make daily cash payments of variation margin. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because it is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the price of the underlying index. When a Fund purchases a put option or call option, however, unless the option is exercised, the maximum risk of loss to the Fund is the price of the put option or call option purchased.


    Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.


    Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. If a Fund has written an option on an industry or market segment index, it will segregate, escrow, or pledge "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. These stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of a Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount segregated, pledged or escrowed in the case of broadly based stock market index options or 25% of this amount in the case of industry or market segment index options. If at the close of business on any day the market value of the qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will segregate, escrow or pledge an amount in cash, Treasury bills or other appropriate assets equal in value to the difference.
In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, a Fund will segregate with its custodian or pledge to the broker as collateral cash, U.S. Government or other appropriate assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or traded on the National Association of Securities Dealers Automated Quotation System against which the Equity Fund has not written a stock call option. However, if a Fund owns a call on the same index as the call written where the exercise price of the call owned is equal to or less than the exercise price of the call written, or greater than the call written if the difference is maintained by the Fund in cash, Treasury bills or other appropriate assets in a segregated account with its custodian, it will not be subject to the requirements described in this paragraph.

    A Fund's successful use of index futures contracts and options on indices depends upon the Portfolio Management Agent's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in a security in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. Particularly in the case of options on stock indices, a Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of a Fund to close out an option depends on a liquid secondary market. The risk of loss to a Fund is theoretically unlimited when it writes (sells) a futures contract because a Fund is obligated to settle for the value of the contract unless it is closed out, regardless of fluctuations in the underlying index. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

    Although no Fund has a present intention to invest 5% or more of its assets in index futures and options on indices, a Fund has the authority to invest up to 25% of its net assets in such securities.

    See additional risk disclosure above under "Interest Rate Futures Contracts and Related Options".

    WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY). When-issued purchases and forward commitments (delayed-delivery) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

    When a Fund agrees to purchase securities on a when-issued or forward commitment basis, PNC Bank, N.A. (the "Custodian") will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Adviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

    A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for federal income tax purposes.

    When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

    The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.


    ZERO COUPON SECURITIES. A zero coupon security, which may be purchased by each of the Funds, is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities may not be issued or guaranteed by the United States Government. Typically, an investment brokerage firm or other financial intermediary holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest (cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly. In addition, a Fund's investment in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between the security's maturity value and its purchase price is imputed income to a Fund each year. Under the federal tax laws applicable to investment companies, a Fund will not be subject to tax on its income if it pays annual dividends to its shareholders substantially equal to all the income received from, and imputed to, its investments during the year. Because imputed income must be paid to shareholders annually, a Fund may need to borrow money or sell securities to meet certain dividend and redemption obligations. In addition, the sale of securities by a Fund may increase its expense ratio and decrease its rate of return.

                                       RATINGS

    After purchase by the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require the Funds to sell such security unless the amount of such securities exceeds permissible limits established in the Prospectuses. However, the Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. A Money Market Fund may be required to sell a security downgraded below the minimum required for purchase, absent a specific finding by the Company's Board of Directors that a sale is not in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in such organizations or in their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this Statement of Additional Information.

    For additional information on ratings, see Appendix A to this Statement of Additional Information.

                               INVESTMENT RESTRICTIONS

    NO FUND MAY:

    (1) issue senior securities or borrow money (except that each Fund may borrow from banks up to 10% of the current value of such Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of not more than 10% of the current value of the Fund's total assets, but investments may not be purchased by such Fund while, with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds, any such borrowing exists and, with respect to the remaining Funds, any aggregate borrowings in excess of 5% exist);

    (2) pledge or mortgage its assets (except that each Fund may pledge its assets as described in (1) above and (i) to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors' and officers' liability insurance or (ii) to a broker for the purpose of collateralizing investments, such as stock index futures contracts and put options);

    (3) make loans, except loans of portfolio securities and except that each Fund may purchase or hold a portion of an issue of publicly distributed bonds, debentures or other obligations, purchase negotiable certificates of deposit and bankers' acceptances and enter into repurchase agreements with respect to its portfolio securities;

    (4) if such Fund is the Equity Fund, the Short/Intermediate Bond Fund or a Money Market Fund, invest an amount in excess of 10% of the current value of such Fund's net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, securities that are not readily marketable and other illiquid securities (including certain GICs and BICs);

    (5) purchase or sell real estate (other than securities secured by real estate or interests therein, securities backed by mortgages or securities issued by companies that invest in real estate or interests therein), real estate limited partnerships, commodities or commodity contracts (except (i) with respect to the Short/Intermediate Bond Fund, the Equity Fund and the Money Market Funds, stock index futures and options on stock indices, (ii) with respect to the International Fund, futures, options, options on futures and forward contracts, and (iii) with respect to the remaining Funds, futures, options and options on futures);

    (6) purchase securities on margin (except (i) with respect to the Equity Fund, the Short/Intermediate Bond Fund and the Money Market Funds, for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in stock index futures contracts, and
(ii) with respect to the remaining Funds, for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in futures, options and options on futures) or make short sales of securities;

    (7) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting;

    (8) make investments for the purpose of exercising control or management;
or

    (9) if the Fund is the Short/Intermediate Bond Fund, the Equity Fund or a Money Market Fund, purchase securities of other investment companies, except securities of certain money market funds in accordance with the respective Fund's investment objectives and policies and to the extent permissible under the Investment Company Act of 1940, as amended (the "1940 Act"), and except in connection with a merger, consolidation, acquisition, spin-off or reorganization.

    In addition, the MONEY MARKET FUNDS MAY NOT write, purchase, or sell puts, calls, warrants or options or any combinations thereof, except that these Funds may purchase securities with put rights in order to maintain liquidity, nor may they purchase equity securities or securities convertible into equity securities, except as provided in investment restriction number 9.

    In addition, the EQUITY FUND MAY NOT invest in securities of companies that have been in business less than three years.

    In addition, the SHORT/INTERMEDIATE FUND MAY NOT invest more than 5% in securities of issuers that have been in business less than three years. (For purposes of the above-described investment limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.)

    Each of the foregoing investment restrictions is a fundamental policy of each of the Funds that may be changed only when permitted by law and approved by the holders of a majority of such Fund's outstanding voting securities, as described under "Capital Stock and Beneficial Interest."

    Whenever any investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions, except that at no time may the value of the illiquid securities held by a Money Market Fund exceed 10% of the Fund's total assets.

    For purposes of these investment restrictions as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a "private activity bond," if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

                                      MANAGEMENT

TRUSTEES, DIRECTORS AND OFFICERS

    The principal occupations of the Trustees and executive officers of the Trust and the Directors and executive officers of the Company for the past five years and their ages are listed below. The address of each, unless otherwise indicated, is 60 State Street, Suite 1300 Boston, Massachusetts 02109.


C. GARY GERST, TRUSTEE AND DIRECTOR; CHAIRMAN OF THE BOARD OF DIRECTORS AND CHAIRMAN OF THE BOARD OF TRUSTEES - 200 East Randolph Drive, Floor 43, Chicago, Illinois 60601. Age 58. Chairman Emeritus since 1993 and formerly Co-Chairman, LaSalle Partners Ltd. (real estate developer and manager). Director, Trustee or Partner, LaSalle Street Fund Inc., LaSalle Street Fund Inc. of Delaware, DEL-LPL Limited Partnership and DEL-LPAML Limited Partnership.



EDGAR R. FIEDLER, TRUSTEE AND DIRECTOR - 845 Third Avenue, New York, New York 10022. Age 68. Senior Fellow and Economic Counsellor, The Conference Board; Director or Trustee, The Stanley Works, Emerging Mexico Fund, The AARP Investment Program from Scudder, The Scudder Funds, The Scudder Institutional Funds, Scudder Pathway Series, The Brazil Fund and Zurich American Insurance Company (U.S. subsidiary of Zurich Insurance). Formerly Assistant Secretary of the Treasury for Economic Policy (1971-1975).



JOHN W. McCARTER, JR., TRUSTEE AND DIRECTOR - Roosevelt Road at Lakeshore Drive, Chicago, Illinois 60605. Age 59. President and Chief Executive Officer, The Field Museum of Natural History since October 1, 1996. Senior Vice President and former Director of Booz-Allen &

Hamilton, Inc. (consulting firm) from April 1987 to April 1, 1997; Director of W.W. Grainger, Inc. and A.M. Castle, Inc.



ERNEST M. ROTH, TRUSTEE AND DIRECTOR - 205 Abingdon Avenue, Kenilworth, Illinois 60043. Age 70. Consultant since 1992. Formerly, Senior Vice President and Chief Financial Officer, Commonwealth Edison Company. Director of LaRabida Children's Hospital and Chairman of LaRabida Children's Foundation.



RICHARD W. INGRAM, President, Treasurer and Chief Financial Officer. Age 41. Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc. Senior Vice President of Premier Mutual Fund Services, Inc., an affiliate of Funds Distributor ("Premier Mutual"), and an officer of certain investment companies advised or administered by J.P. Morgan, Dreyfus Corporation ("Dreyfus"), Waterhouse Asset Management, Inc. ("Waterhouse") and RCM Capital Management L.L.C. ("RCM") or their respective affiliates. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc.



JOHN E. PELLETIER, Vice President and Secretary. Age 32. Senior Vice President, General Counsel, Secretary and Clerk of Funds Distributor, Inc. and Premier Mutual, and an officer of certain investment companies advised or administered by J.P. Morgan, Dreyfus, Waterhouse and RCM or their respective affiliates. From February 1992 to April 1994, Mr. Pelletier served as Counsel of The Boston Company Advisors, Inc. From August 1990 to February 1992, Mr. Pelletier was employed as an associate at Ropes & Gray.


    Trustees of the Trust and Directors of the Company receive from the Trust and the Company, respectively, an annual fee in addition to a fee for each Board of Trustees or Directors meeting, as the case may be, and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

    The following table summarizes the compensation paid by the Company to the Directors of the Company and paid by the Trust to the Trustees of the Trust for the fiscal year ended December 31, 1996:

                                                     Aggregate        Pension or        Estimated           Total
                                    Aggregate      Compensation   Retirement Benefit      Annual        Compensation
                                  Compensation       from the     Accrued as Part of   Benefits Upon   from the Fund
Name of Person, Position         from the Trust       Company       Fund Expenses       Retirement        Complex*
--------------------------------------------------------------------------------------------------------------------

C. Gary Gerst,                        $6,447         $27,678             None             None           $34,125
Chairman, Director and Trustee

Edgar R. Fiedler,                     $5,059 (1)     $23,441 (1)         None             None           $28,500
Director and Trustee

John W. McCarter, Jr.                 $5,059         $23,441             None             None           $28,500
Director and Trustee

Ernest M. Roth,                       $5,059         $23,441             None             None           $28,500
Director and Trustee



--------------------------


*   "Fund Complex" includes the Company and the Trust.

(1) For the period June 1988 through December 31, 1996, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $188,539 pursuant to the Company's Deferred Compensation Plan for its independent Directors.

    As of April 1, 1997, the principal holders of the Institutional and Class A Shares of each Fund of the Company and the Trust were as follows:

    The principal holder of Institutional Shares of the International Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 11,184,437.780 shares, equal to 99.991% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Harris Trust and Savings Bank, Chicago, Illinois 60690; Carlos and Louise Garin, Bosque De Las Lomas, Canada; Northern Trust, Chicago, Illinois 60675 and National Financial Services Corp., New York, New York, 10008, which held of record 7,432.918; 7,318.293; 4,906.843 and 2,950.081 shares, respectively, equal to 18.580%;
18.294%; 12.266% and 7.374%, respectively of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Small-Cap Opportunity Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 11,406,910.571 Shares, equal to 99.994% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were National Financial Services Corp., New York, New York 10008 and Northern Trust, Chicago, Illinois 60675, which held of record 7,140.307 and 5,003.508 shares, respectively, equal to 16.989% and 11.905%, respectively, of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Growth Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 4,190,729.771 shares, equal to 99.956% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Jerome Weinstein, Chicago, Illinois 60625; Anne L. Markese, Arlington Heights, Illinois 60004; Mary J. Buller, Lombard, Illinois 60148; Merbank & Company, Vicksbury, Missouri 39180; National Financial Services Corp., New York, New York 10008; Michael P. Galvin, Washington, D.C.

20036 and James J. Dempsey, Oak Park, Illinois 60301, which held of record 5,145.867; 2,802.097; 1,723.996; 1,713.323; 1,628.417; 1,611.772 and 1,608.479
shares, respectively, equal to 16.191%; 8.816%; 5.424%; 5.391%; 5.124%; 5.071%
and 5.061%, respectively, of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Equity Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 36,012,072.553 shares, equal to 93.418% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Eastern Illinois University Foundation, Weehaukin, New York 07087 and National Financial Services Corp., New York, New York 10008, which held of record 234,900.729 and 213,782.388 shares, respectively, equal to 44.524% and 40.521%, respectively, of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Equity Income Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 2,309,697.500 shares, equal to 99.952% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were FDI Distribution Services, Inc., Boston, Massachusetts 02109; Jerome Weinstein, Chicago, Illinois 60625; Merbank & Company, Vicksbury, Missouri 39180; James J. Dempsey, Oak Park, Illinois 60301 and Mary J. Buller, Lombard, Illinois 60148, which held of record 7,421.289; 7,024.596; 4,098.654; 1,935.241 and 1,551.197 shares, respectively, equal to 30.875%; 29.225%; 17.052%; 8.051% and 6.454%, respectively, of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Index Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 8,558,347.583 shares, equal to 98.019% of the outstanding Institutional Shares of the Fund.

    The principal holder of Institutional Shares of the Balanced Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 4,450,015.632 shares, equal to 100% of the outstanding Institutional Shares of the Fund.

    The principal holder of Institutional Shares of the Convertible Securities Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, who owned 1,991,754.895 shares, equal to 100% of the outstanding Institutional Shares of the Fund. The principal holder of Class A Shares was Anita M. Schmidt, Chicago, Illinois 60659 who held of record 34.130 shares, respectively, equal to 98.126%, of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Tax-Exempt Bond Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 16,450,305.711 shares, equal to 98.882% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Harris Trust and Savings Bank, Chicago, Illinois 60690 and National Financial Services Corp., New York, New York 10008, which held of record 3,517.391 and 595.272 shares, respectively, equal to 85.428% and 14.458%, respectively, of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Bond Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 6,255,367.476 shares, equal to 98.009% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Harris

Trust and Savings Bank, Chicago, Illinois 60690; National Financial Services Corp., New York, New York 10008 and Carlos and Louise Garin, Bosque De Las Lomas Canada, which held of record 9,131.217; 7037.257 and 5,740.002 shares, respectively, equal to 39.834%; 30.698% and 25.040%, respectively, of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Intermediate Tax-Exempt Bond Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 1,211.738 shares, equal to 99.617% of the outstanding Institutional Shares of the Fund. The principal holder of Class A Shares was Harris Trust and Savings Bank, Chicago, Illinois 60690, which held of record 19,200,884.904, equal to 99.933%, of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Short/Intermediate Bond Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 26,083,405.706 shares, equal to 97.994% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Eastern Illinois University Foundation, Weehaukin, NY 07087; National Financial Services Corp., New York, New York 10008; Harris Trust and Savings Bank, Chicago, Illinois 60690 and Illinois Institute of Technology, Boston, Massachusetts 02209, which held of record 277,662.233; 63,766.881; 58,762.795 and 27,855.846 shares, respectively, equal to 62.219%; 14.289%; 13.168% and 6.242%, respectively, of the outstanding Class A Shares of the Fund.

    The principal holder of Institutional Shares of the Intermediate Government Bond Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 5,977,402.971 shares, equal to 100% of the outstanding Institutional Shares of the Fund.

    The principal holder of Institutional Shares of the Tax-Exempt Money Market Fund was Harris Trust and Savings Bank, Chicago, Illinois 60690, which owned 416,394,517.370 shares, equal to 97.504% of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Harris Trust and Savings Bank, Chicago, Illinois 60690; National Financial Services Corp., New York, New York 10008 and Harris Bank Hinsdale, Hinsdale, Illinois 60521, which held of record 146,792,266.710; 13,347,194.240 and 10,518,627.770 shares, respectively, equal to 82.572%; 7.508% and 5.917%, respectively, of the outstanding Class A Shares of the Fund.

    The principal holders of Institutional Shares of the Money Market Fund were Harris Trust and Savings Bank, Chicago, Illinois 60690, and Swift Energy Company, Houston, Texas 77060 which owned 461,775,945.950 and 35,303,242.050 shares, respectively, equal to 81.233% and 6.210%, respectively, of the outstanding Institutional Shares of the Fund. The principal holders of Class A Shares were Harris Trust and Savings Bank, Chicago, Illinois 60690; National Financial Services Corp., New York, New York 10008 and Harris Bank Hinsdale, Hinsdale, Illinois 60521, which held of record

346,124,191.180; 41,734,209.680 and 32,774,473.760 shares, respectively, equal to 71.771%; 8.654% and 6.796%, respectively, of the outstanding Class A Shares of the Fund.



    The shareholders described above have indicated that they each hold their shares on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.



    As of April 1, 1997, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of each of the Company's Funds.



    As of April 1, 1997, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust's Funds.


    INVESTMENT ADVISER AND PORTFOLIO MANAGEMENT AGENT. Each of the Funds is advised by Harris Trust. With respect to the Tax-Exempt Money Market Fund, the Advisory Contract with Harris Trust provides that Harris Trust is responsible for all Fund purchase and sale transactions and that Harris Trust shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. With respect to Funds other than the Tax-Exempt Money Market Fund, Harris Trust has entered into Portfolio Management Contracts with HIM under which HIM is responsible for all Fund purchase and sale transactions and for providing all such daily portfolio management services to such Funds. Under the Portfolio Management Contracts, Harris Trust remains responsible for the supervision and oversight of HIM's performance.

    Harris Trust or HIM provides to the Funds, among other things, money market security and fixed income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. HIM analyzes key financial ratios that measure the growth, profitability, and leverage of issuers in order to help maintain a portfolio of above-average quality. Emphasis placed on a particular type of security will depend on an interpretation of underlying economic, financial and security trends. The selection and performance of securities is monitored by a team of analysts dedicated to evaluating the quality of each portfolio holding.

    The Advisory Contract and the Portfolio Management Contract with respect to the Equity Income Fund, the Growth Fund, the Small-Cap Opportunity Fund, the Small-Cap Value Fund, the Index Fund, the International Fund, the Balanced Fund, the Convertible Securities Fund, the Bond Fund, the Government Bond Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund will continue in effect for a period of two years from February 23, 1996, and thereafter from year to year provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or the Portfolio Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. Such Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned. With respect to the remaining Funds, the Advisory Contracts and, with respect to the remaining Funds other than the Tax-Exempt Money Market Fund, the Portfolio Management Contracts will continue in effect from year to year, provided that such continuance is specifically approved as described in the immediately preceding paragraph.

    PORTFOLIO MANAGEMENT. The skilled teams behind the Harris Insight Funds believe that consistent investment performance requires discipline, focus, knowledge, and excellent informational resources.

         The money management philosophy that HIM employs focuses on two key points:

-   Active management is a key component of superior performance.
- A systematic investment process may increase both consistency and levels of relative performance.

    Experience and creativity, combined with technological support, are most likely to result in successful investment decisions. HIM offers investors that powerful combination for managing their money. More importantly, instead of relying on individual stars to manage its mutual funds, HIM has established a strong professional team of seasoned portfolio managers and analysts. Together, they take a quantitatively-driven approach to investing, focusing on their investors' needs, concerns and investment goals.

    HIM is a leader in the application of analytic techniques used in the selection of portfolios. HIM's equity investment process focuses on maintaining a well-diversified portfolio of stocks whose prices are determined to be attractively ranked based upon their future potential.

    After identifying the appropriate type of universe for each Fund - whether the stocks are issued by large, established companies, or by smaller firms - HIM gathers fundamental, quality and liquidity data. A multi-factor model then ranks and/or scores the stocks. Stocks which fail to meet HIM's hurdles are removed from further consideration.

    Attractive stocks are periodically identified and added to the portfolio, while those that have become unattractive are systematically replaced. Fund portfolio managers, in conjunction with HIM's experienced research analysts, play a role throughout the process.

    HIM actively manages taxable and tax-exempt fixed income securities using a highly disciplined, quantitatively-based investment process. This enables HIM to create portfolios of fixed income securities that it believes are undervalued based upon their future potential. HIM seeks securities in specific industries or areas of the country that, it believes, offer the best value and stand to benefit from anticipated changes in interest rates.

    Using quantitative models that attempt to ensure competitive results in both rising and falling markets, bond portfolio managers select securities within different industries while managing interest rate risk. These quantitative models have the ability to measure changes in the economy, changes in the prices of various goods and services, and changes in interest rates. Potential purchases are finally reviewed with regard to their suitability, credit assessment and the impact to the overall portfolio.

    The following table shows the dollar amount of fees payable to the Investment Adviser for its services with respect to each Fund, the amount of fee that was waived by the Investment Adviser, if any, and the actual fee received by the Investment Adviser. This data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.


                                      Gross Advisory Fee         Advisory Fee Voluntarily Waived   Net Advisory Fee
                                               ($)                             ($)                         ($)
---------------------------------------------------------------------------------------------------------------------------
                                  1994       1995       1996       1994     1995       1996     1994       1995      1996
---------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund     274,034   335,725     292,088     --        --        --     274,034   335,725    292,088

Money Market Fund                490,129   675,821     825,619     --        --        --     490,129   675,821    825,619

Tax-Exempt Money Market Fund     238,488   454,684     667,922     --        --        --     238,488   454,684    667,922

Short/Intermediate Bond Fund     411,562   327,473   1,594,951   191,603  166,376   684,243   219,959   161,097    910,708

Bond Fund                         --        --         148,028     --        --      88,847      --        --       59,181

Intermediate Tax-Exempt Bond      --        --       1,120,322     --        --      32,722      --        --    1,087,600
Fund

Tax-Exempt Fund                   --        --         829,656     --        --      26,205      --        --      803,451

Equity Fund                      332,754   365,839   3,549,319     4,974     --        --     327,780   365,839  3,549,319

Equity Income Fund                --        --         182,866     --        --       9,997      --        --      172,869

Growth Fund                       --        --        529,786      --        --      20,952      --        --      508,834

Small-Cap Fund                    --        --       1,137,914     --        --      23,743      --        --    1,114,171

Index Fund                        --        --         280,516     --        --      41,424      --        --      239,092

International Fund                --        --         934,699     --        --      17,146      --        --      917,553
---------------------------------------------------------------------------------------------------------------------------


     ADMINISTRATOR. Harris Trust serves as the Funds' administrator ("Administrator") pursuant to Administration Agreements with the Company and the Trust and in that capacity generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. ("Funds Distributor") and Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC") (the "Sub-Administrators") on behalf of the Company and the Trust. Funds Distributor has agreed to furnish officers for the Company and the Trust; provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the Commission. PFPC has agreed to furnish officers for the Company and the Trust; provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any; and prepare various materials required by any state securities commission having jurisdiction over the Company or the Trust.

     The following table shows the dollar amount of fees payable to the Administrator for its services with respect to each Fund, the amount of fee that was waived by the Administrator, if any, and the actual fee received by the Administrator. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.



                                       Administration Fee ($)    Reduction by Administrator ($)  Net Administration Fee ($)
----------------------------------------------------------------------------------------------------------------------------
                                      1994       1995     1996      1994     1995       1996      1994       1995     1996
----------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund         344,470   387,112   289,773   47,850    23,691     23,295   296,620   363,421   266,478

Money Market Fund                    626,149   830,325   878,336   84,652    51,396     73,647   541,497   778,929   804,689

Tax-Exempt Money Market Fund         299,659   542,065   717,310   41,434    34,194      --     258,225   507,871    717,310

Short/Intermediate Bond Fund          72,911    56,091   260,768   10,645     3,707      --      62,266    52,384    260,768

Bond Fund                               --        --      24,268     --        --        --        --        --       24,268

Intermediate Tax-Exempt Bond            --        --     201,598     --        --        --        --        --      201,598
Fund

Tax-Exempt Bond Fund                    --        --     155,225     --        --        --        --        --      155,225

Equity Fund                           58,754    63,669   573,867    8,608     3,826      --      50,146    59,843    573,867

Equity Income Fund                      --        --      28,389     --        --        --        --        --       28,389

Growth Fund                             --        --      64,717     --        --        --        --        --       64,717

Small-Cap Opportunity Fund              --        --     126,884     --        --        --        --        --      126,884

Index Fund                              --        --     125,126     --        --        --        --        --      125,126

International Fund                      --        --     109,741     --        --        --        --        --      109,741



    DISTRIBUTOR. Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company and with the Trust, as the case may be, pursuant to which it has the responsibility of distributing shares of the Funds. For the period ended December 31, 1996, fees for services rendered by the Distributor were paid by the Co-Administrators and the Administrator.

    The following table shows the dollar amount of sales charges payable to the Distributor with respect to sales of Class A Shares of each Fund and the amount of sales charges retained by the Distributor and not reallowed to other persons. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period. There were no sales charges payable to the Distributor with respect to the Funds not mentioned below.



                                       Aggregate Underwriting          Amount Retained by
                                            Commissions ($)        Funds Distributor, Inc. ($)      Amount Reallowed ($)
                                    ---------------------------------------------------------------------------------------
                                     1994       1995     1996       1994     1995       1996     1994       1995     1996
                                    ---------------------------------------------------------------------------------------
Short/Intermediate Bond Fund           225        272     4,365      12        17       280        213       255     4,085
Equity Fund                          9,622      3,489    12,647     532       188       728      9,090     3,301    11,919
Growth Fund                           --         --         452      --        --        27                  --        425
Small-Cap Opportunity Fund            --         --       1,402      --        --        84                  --      1,318
Index Fund                            --         --         247      --        --        13                  --        234
International Fund                    --         --         225      --        --        13                  --        212



    OTHER INFORMATION PERTAINING TO DISTRIBUTION, ADMINISTRATION, SUB-ADMINISTRATION, CUSTODIAN, TRANSFER AGENCY AND SUB-TRANSFER AGENCY AGREEMENTS. Harris Trust serves as the transfer agent and dividend disbursing agent ("Transfer Agent") of the Funds pursuant to Transfer Agency Services Agreements with the Company and the Trust. The Transfer Agent has entered into Sub-Transfer Agency Services Agreements with PFPC (the "Sub-Transfer Agent") on behalf of the

Company and the Trust. PFPC is an affiliate of PNC Bank, N.A., the Custodian for the Company and the Trust. PFPC and PNC Bank, N.A. are not affiliates of Funds Distributor, Harris Trust or HIM.


                                    SERVICE PLANS


    As indicated in the Prospectuses, the Funds have adopted Service Plans under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1"). With respect to the Money Market Funds, the Service Plans only relate to Class A Shares of each such Fund. With respect to the remaining Funds (the "Non-Money Market Funds"), the Service Plans only relate to Class A Shares of each such Fund. Each Service Plan has been adopted by the Board of Trustees or Directors, as the case may be, including a majority of the Trustees or Directors who were not "interested persons" (as defined by the 1940 Act) of the Trust or the Company, and who had no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (the "Qualified Trustees" or "Qualified Directors", as the case may be). Each Service Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust or the Directors of the Company, as the case may be, and the Qualified Trustees or Directors. Agreements related to the Service Plans must also be approved by such vote of the Trustees or Directors and the Qualified Directors or Qualified Trustees.
The Service Plans will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the proper Fund. No Service Plan may be amended to increase materially the amounts payable to Service Agents without the approval of a majority of the outstanding voting securities of the proper Fund, and no material amendment to a Service Plan may be made except by a majority of both the Trustees of the Trust or Directors of the Company, as the case may be, and the Qualified Trustees or Directors.


    Each Service Plan requires that certain service providers furnish to the Trustees or Directors, as the case may be, and the Trustees or Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under such Service Plan. Rule 12b-1 also requires that the selection and nomination of the Trustees or Directors who are not "interested persons" of the Trust or the Company, respectively, be made by such disinterested Trustees or Directors.


    SERVICE PLAN - MONEY MARKET FUNDS. Each Money Market Fund has entered into an agreement with each institution ("Service Organization") which purchases Class A Shares on behalf of its customers ("Customers"). In the case of Class
A Shares, the Service Organization is required to provide shareholder support services to its Customers who beneficially own such Shares in consideration of the payment of up to 0.35% (on an annualized basis) of the average daily net asset value of that Money Market Fund's Class A Shares held by the Service Organization for the benefit of Customers. Support services will include: (i) aggregating and processing purchase and redemption requests from Customers and placing net purchase and redemption orders with the Money Market Fund's Distributor; (ii) processing dividend payments from the Money Market Fund on behalf of Customers; (iii) providing information periodically to Customers showing their positions in the Money Market Fund's shares; (iv) arranging for bank wires; (v) responding to Customer inquiries relating to the services performed by the Service Organization and handling correspondence; (vi) forwarding shareholder communications from the Money Market Fund (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution and tax notices) to Customers; (vii) acting as shareholder of record and nominee; (viii) arranging for the reinvestment of dividend payments; and (ix) other similar account administrative services. In addition, the Service Organization will provide assistance in connection with the distribution of shares to Customers, including the forwarding to Customers of prospectuses, sales literature and advertising materials provided by the Distributor of shares.





    In addition, a Service Organization, at its option, may also provide to its holders of Class A (a) a service that invests the assets of their other accounts with the Service Organization in the Money Market Fund's shares (sweep program); (b) sub-accounting with respect to shares owned beneficially or the information necessary for sub-accounting; and (c) checkwriting services.



    There is no Service Plan in existence with respect to the Institutional Shares of the Money Market Funds.



    SERVICE PLAN - NON-MONEY MARKET FUNDS.  Each Non-Money Market Fund
(i.e. the Equity Fund, the Equity Income Fund, the Growth Fund, the Small-Cap Fund, the Index Fund, the International Fund, the Balanced Fund, the Convertible Securities Fund, the Short/Intermediate Fund, the Bond Fund, the Government Bond Fund, the Intermediate Tax-Exempt Fund and the
Tax-Exempt Fund) bears the costs and expenses in connection with advertising and marketing the Fund's Class A Shares and pays the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisors, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate of up to 0.25% per annum of the value of the Fund's average daily net assets with respect to its Class A Shares.


    Servicing activities provided by Service Agents to their customers investing in Class A Shares of the Non-Money Market Funds may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding the Fund; assisting customers in changing dividend options; account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Fund shares; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; distribution and such other services as a Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

    There is no Service Plan in existence with respect to the Institutional Shares of the Non-Money Market Funds.


    The following table shows Service Organization fees paid to Harris Trust with respect to each Fund for the period ended December 31, 1996.


-----------------------------------------------------------------------------------------------------

                                     Shareholder Servicing Plan      Shareholder Servicing Plan Fees
                                            Fees Paid ($)                       Waived ($)
                                        (after fee waivers)
-----------------------------------------------------------------------------------------------------
Government Money Market Fund                   502,246                            255,183

Money Market Fund                             1,171,011                           457,792

Tax-Exempt Money Market Fund                   446,105                            187,894

Short/Intermediate Bond Fund                    5,554                               --

Bond Fund                                        65                                 --

Tax-Exempt Bond Fund                             2                                  --

Equity Fund                                    9,326                                --

Equity Income Fund                              310                                 --

Growth Fund                                     315                                 --

Small-Cap Opportunity Fund                      292                                 --

Index Fund                                      121                                 --

International Fund                              512                                 --

-----------------------------------------------------------------------------------------------------


                        CALCULATION OF YIELD AND TOTAL RETURN

    The Company makes available various yield quotations with respect to shares of each class of shares of the Money Market Funds. Each of these amounts was calculated based on the 7-day period ended December 31, 1996, by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. Effective yield quotations for Class A Shares and Institutional Shares of each of the Money Market Funds are also made available. These amounts are calculated in a similar fashion to yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7] -1

    Current yield for all of the Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields.

    The yields of the Institutional and Class A Shares of each of the following Money Market Funds for the 7-day period ended December 31, 1996:





                                      Current Yield                 Effective Yield
                                Institutional     Class A     Institutional     Class A
Government Money Market Fund       5.17%          4.94%          5.30%          5.06%
Money Market Fund                  5.42%          5.14%          5.57%          5.27%
Tax-Exempt Money Market Fund       3.53%          3.30%          3.59%          3.35%





    Class A Shares of the Money Market Funds bear the expenses of fees paid to Service Organizations. As a result, at any given time, the net yield of Class A Shares could be up to 0.35% lower than the net yield of Institutional Shares of the Money Market Funds.


    From time to time each of the Money Market Funds may advertise its "30-day average yield" and its "monthly average yield." Such yields refer to the average daily income generated by an investment in such Fund over a 30-day period, as appropriate, (which period will be stated in the advertisement).


    The yields of Class A Shares and Institutional Shares of each of the following Money Market Funds for the 30-day period ended December 31, 1996:



                                               30-day Yield
                                    Institutional          Class A
Government Money Market Fund           5.11%               4.88%
Money Market Fund                      5.35%               5.07%
Tax-Exempt Money Market Fund           3.25%               3.02%



    A standardized "tax-equivalent yield" may be quoted for the Tax-Exempt Money Fund, the Tax-Exempt Fund and the Intermediate Tax-Exempt Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from federal income tax.
For the 7-day period ended December 31, 1996, the effective tax equivalent yield of the Class A Shares and Institutional Shares of the Tax-Exempt Money Fund was 4.65% and 4.99%, respectively. For the 30-day period ended December 31, 1996, the 30-day tax equivalent yield for the Class A Shares and Institutional Shares of the Tax-Exempt Bond Fund and the Institutional Shares of the Intermediate Tax-Exempt Bond Fund were 5.61%, 6.24% and 5.81%, respectively, based on a stated tax rate of 28%.


    The Trust or the Company, as the case may be, makes available 30-day yield quotations with respect to Class A Shares and Institutional Shares of the Non-Money Market Funds. As required by regulations of the Commission, the 30-day yield is computed by dividing a Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

    The following table shows 30-day yields for the period ended December 31, 1996, for Class A Shares and Institutional Shares of the Non-Money Market Funds:


                                             30-day Yield
                                     -----------------------------
                                     Institutional         Class A
                                     -------------       ---------
Short/Intermediate Bond Fund           6.11%               5.59%
Bond Fund                              6.13%               5.61%
Intermediate Tax-Exempt Bond Fund      4.18%                --
Tax-Exempt Bond Fund                   4.49%               4.04%
Equity Fund                            1.53%               1.21%
Equity Income Fund                     2.05%               1.70%
Growth Fund                            0.41%               0.14%
Small-Cap Opportunity Fund             0.08%              -0.16%
Index Fund                             1.69%               1.36


    The Trust or the Company, as the case may be, also makes available total return quotations for Class A and Institutional Shares of each of the Non-Money Market Funds.


    The following table shows average annual total return for the one year, five year, ten year and since inception periods (or shorter period if the Fund has been in operation for a shorter period) ended December 31, 1996 for Class A Shares and Institutional Shares of the Non-Money Market Funds. The actual date of the commencement of each Fund's operations, or the commencement of the offering of each Class' Shares, is listed in the Funds' financial statements.





                                          1 Year                   5 Year                10 Year           Inception to 12/31/96
                                  ----------------------  ----------------------  ----------------------   ----------------------
                                  Institutional  Class A  Institutional  Class A  Institutional  Class A   Institutional  Class A
                                       (%)         (%)         (%)         (%)         (%)         (%)         (%)         (%)
                                  -------------  -------  -------------  -------- -------------  -------   -------------  -------
Short/Intermediate Bond Fund           --       -1.16         --         5.15         --           --         3.61        6.38

Bond Fund                              --         --          --          --          --           --         5.40        0.54

Intermediate Tax-Exempt Bond Fund     3.11      -2.06        5.28        3.99        5.60         4.82        5.93        5.20

Tax-Exempt Bond Fund                  3.76      -1.22        6.14        4.90        6.44         5.68        8.26        7.57

Equity Fund                            --       18.56         --        15.14         --           --        13.66       14.39

Equity Income Fund                   17.95      12.33         --          --          --           --        17.12       15.04

Growth Fund                          28.92      22.81         --          --          --           --        16.28       14.88

Small-Cap Opportunity Fund           18.80      13.20       14.64       13.31       14.59        13.77       15.03       14.30

Index Fund                           22.71      16.96         --          --          --           --        15.71       14.31

International Fund                    5.11       0.17        6.35        5.14         --           --         5.33        4.59




    Each of these amounts is computed by assuming a hypothetical initial investment of $10,000 and reflects the imposition of the maximum sales charge. It is assumed that all of the dividends and distributions by each Fund over the specified period of time were reinvested. It was then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.


    The Funds may also calculate an aggregate total return which reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result. The following table shows aggregate total return for the one year, five year, ten year and since inception (if less than ten years) periods ended December 31, 1996 for Class A Shares and Institutional Shares of the Non-Money Market Funds:





                                           1 Year                  5 Year                 10 Year         Inception to 12/31/96
                                  ----------------------  ----------------------  ----------------------  ----------------------
                                  Institutional  Class A  Institutional  Class A  Institutional  Class A  Institutional  Class A
                                       (%)         (%)         (%)         (%)         (%)         (%)         (%)         (%)
                                  -------------  -------  -------------  -------  -------------  -------  -------------  -------
Short/Intermediate Bond Fund           --        (1.16)        --         28.55        --          --          --         42.78

Bond Fund                              --          --          --          --          --          --          --          0.54

Intermediate Tax-Exempt Bond Fund      --        (2.06)        --         21.62        --         60.10        --         74.66

Tax-Exempt Bond Fund                   --        (1.22)        --         26.99        --         73.82        --        140.21

Equity Fund                            --        18.56         --        102.40        --          --          --        228.92

Equity Income Fund                     --        12.33         --          --          --          --          --         52.32

Growth Fund                            --        22.81         --          --          --          --          --         92.43

Small-Cap Opportunity Fund             --        13.20         --         86.75        --        263.42        --        395.17

Index Fund                             --        16.96         --          --          --          --          --         87.93

International Fund                     --         0.17         --         28.51        --          --          --         56.19



    Current yield and total return for the Non-Money Market Funds will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Funds.

    Performance data of the Funds may be compared to those of other mutual funds with similar investment objectives and to other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas), Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results.

    In addition, investors should recognize that changes in the net asset value of shares of the Non-Money Market Funds will affect the yield of such Funds for any specified period, and such changes should be considered together with each such Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for all of the Funds may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.


    PERFORMANCE OF COMMON AND COLLECTIVE TRUST FUNDS. The Convertible Securities Fund, Intermediate Government Bond Fund, Small-Cap Value Fund Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, Index Fund, Small-Cap Opportunity Fund, Equity Income Fund, Growth Fund and International Fund commenced operations upon the investment of a substantial amount of assets invested from collective and common trust funds operated by Harris Trust. If a Fund's predecessor fund was operated with investment policies substantially similar to those of the Fund, the Fund may include in quotations of its performance the performance history of the predecessor fund in accordance with interpretations of the Commission and as appropriate. Because collective and common trust funds usually have an effective expense ratio of zero, in order not to overstate performance, a predecessor fund's performance included in any quotation of the Fund's performance will be calculated as if the predecessor fund had operated with an expense ratio equal to the Fund's estimated expense ratio for its first year of operations.


                           DETERMINATION OF NET ASSET VALUE

    As described under "Determination of Net Asset Value" in the Prospectuses, net asset value per share is determined at least as often as each day that the Federal Reserve Board of Philadelphia and the New York Stock Exchange are open, i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day , Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

    As also indicated under "Determination of Net Asset Value" in the Prospectuses, each of the Money Market Funds uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act ("Rule 2a-7"). The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investments in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

    Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in securities determined by the Board of Directors to meet the quality and minimal credit risk requirements of Rule 2a-7. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. Rule 2a-7, however, provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of each of the Money Market Funds as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings of each of the Money Market Funds by the Board of Directors, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                PORTFOLIO TRANSACTIONS

    The Trust or the Company, as the case may be, has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees and the Company's Board of Directors, as the case may be, Harris Trust, with respect to the Tax-Exempt Money Market Fund, and HIM, with respect to all other Funds, are responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Harris Trust and HIM generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

    Purchases and sales of securities for the fixed income Funds and the Money Market Funds will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads, and underwriting commissions. Under the 1940 Act, persons affiliated with the Company or the Trust are prohibited from dealing with the Company or the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission.

    Harris Trust or HIM may, in circumstances in which two or more dealers are in a position to offer comparable results for a Fund, give preference to a dealer that has provided statistical or other research services to such adviser. By allocating transactions in this manner, Harris Trust and/or HIM are able to supplement their own research and analysis with the views and information of other securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed under the Advisory and Portfolio Management Contracts, and the expenses of such adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through whom Harris Trust or HIM effect securities transactions for a Fund may be used by Harris Trust or HIM in servicing its other accounts, and not all of these services may be used by Harris Trust or HIM in connection with advising the Funds.

    The following table shows total brokerage commissions and the total dollar amount of transactions on which commissions were paid. This information is for the past three fiscal years (or shorter if the Fund has been in operation for a shorter period).




                                        Total Brokerage Commissions ($)             Total Dollar Amount of Transactions ($)
                                    ---------------------------------------     -------------------------------------------
                                     1994            1995           1996          1994           1995            1996
                                    -------        --------       --------      ----------    ------------   --------------
Equity Fund                         113,552         118,896       990,841      82,318,090       80,699,744    810,758,972

Equity Income Fund                    --             --            38,375           --            --           31,623,167

Growth Fund                           --             --            66,607           --            --           48,648,376

Small-Cap Opportunity Fund            --             --           271,499           --            --          124,656,326

Index Fund                            --             --            16,300           --            --           20,433,355

International Fund                    --             --             33,29           --            --           13,237,746





    With respect to transactions directed to brokers because of research services provided, the following table shows total brokerage commissions and the total dollar amount of transactions on which commissions were paid. This information is for the past three fiscal years.




                          Total Brokerage Commissions          Total Dollar Amount of Transactions on which
                             (Research-related) ($)            Commissions were paid (Research-related) ($)
                      -----------------------------------      --------------------------------------------
                      1994           1995            1996           1994           1995            1996
                      ------        ------         ------      ------------     ----------     ------------
Equity Fund           59,958        55,932         12,210        42,856,997     21,429,156      8,635,049



    Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Harris Investors Direct, Inc. ("HID").

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Funds will not deal with the Distributor or HID in any transaction in which either one acts as principal except as may be permitted by the Commission.

    In placing orders for portfolio securities of the Funds, HIM is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that HIM will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While HIM will generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees and Board of Directors.

    Subject to the above considerations, HID may act as a main broker for the Funds. For it to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by it must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow HID to receive no more than the remuneration that would be expected to be received by an unaffiliated broker on a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust and the Directors of the Company, including a majority who are not "interested" Trustees or Directors, as the case may be, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to either one are consistent with the foregoing standard. Brokerage transactions with either one are also subject to such fiduciary standards as may be imposed upon each of them by applicable law.

                                 FEDERAL INCOME TAXES

    The Prospectuses describe generally the tax treatment of distributions by the Trust and the Company, as the case may be. This section of the Statement of Additional Information includes additional information concerning federal taxes.

    Each Fund is treated as a separate entity for federal income tax purposes and thus the provisions of the Code generally are applied to each Fund separately, rather than to the Trust or the Company as a whole.

    Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") generally requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts; (b) the Fund derives less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of stocks, securities or options thereon and certain futures contracts held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year and, in the case of the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Bond Fund, that it distributes to its shareholders at least 90% of its net tax-exempt income (including net short-term capital gains). In addition, the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Fund intend that at least 50% of the value of its total assets at the close of each quarter of its taxable year will consist of obligations the interest on which is exempt from federal income tax, so that such Funds will qualify under the Code to pay "exempt-interest dividends."

    As described in the relevant Prospectus, certain of the Funds may invest in municipal bond index futures contracts and options on interest rate futures contracts. The Funds do not anticipate that these investment activities will prevent the Funds from qualifying as regulated investment companies. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by a Fund and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders.

    For Federal income tax purposes, gain or loss on the futures contracts and options described above (collectively referred to as "section 1256 contracts") is taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, a Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system will generally affect the amount of capital gains or losses taxable to a Fund and the amount of distributions taxable to a shareholder. Moreover, if a Fund invests in both section 1256 contracts and offsetting positions in such contracts, then the Fund might not be able to receive the benefit of certain recognized losses for an indeterminate period of time. Each Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (b) will permit it to use substantially all of the losses of the Fund for the fiscal years in which the losses actually occur.

    Each Fund (except the Tax-Exempt Money Market Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund to the extent of this tax-exempt interest) will generally be subject to an excise tax of 4% of the amount of any income or capital gains distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Each Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by a Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

    Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

    Gains or losses on sales of securities by a Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

    In the case of the Growth Fund, the Equity Fund, the Small-Cap Fund, the Small-Cap Value Fund, the Equity Income Fund, the Index Fund, the International Fund, the Balanced Fund, the Convertible Securities Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund, if an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

    In the case of the Growth Fund, the Equity Fund, the Small-Cap
Fund, the Small-Cap Value Fund, the Equity Income Fund, the Index Fund, the International Fund, the Balanced Fund, the Convertible Securities Fund, the Bond Fund, the Government Fund, the Intermediate Tax-Exempt Fund and the
Tax-Exempt Fund, if securities are sold by the Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit a Fund's ability to write options.

    If, in the opinion of the Trust or the Company, as the case may be, ownership of its shares has or may become concentrated to an extent that could cause the Trust or the Company to be deemed a personal holding company within the meaning of the Code, the Trust or the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

                        CAPITAL STOCK AND BENEFICIAL INTEREST


    The authorized capital stock of the Company consists of an aggregate of 10,000,000,000 shares ("Shares"), par value of $.001 per share currently classified as follows: "Government Money Market Fund - Class A," consisting of 1,000,000,000 Shares, "Government Money Market Fund -

Institutional Shares," consisting of 500,000,000 Shares, "Money Market Fund - Class A," consisting of 1,300,000,000 Shares, "Money Market Fund - Institutional Shares," consisting of 1,050,000,000 Shares, "Tax-Exempt Money Market Fund - Class A," consisting of 500,000,000 Shares, "Tax-Exempt Money Market Fund - Institutional Shares," consisting of 1,000,000,000 Shares, "Class D," referred to as the Harris Insight Convertible Fund, consisting of 100,000,000 Shares, "Equity Fund - Class A," consisting of 100,000,000 Shares, "Equity Fund - Institutional Shares" consisting of 100,000,000 Shares, "Short/Intermediate Bond Fund - Class A," consisting of 100,000,000 Shares, "Short/Intermediate Bond Fund
- Institutional Shares," consisting of 100,000,000 Shares, "Class G," referred to as the Harris Insight Intermediate Municipal Income Fund, consisting of 50,000,000 Shares, "Prime Reserve Fund - Class A," consisting of 200,000,000 Shares, "Prime Reserve Fund - Class B," consisting of 700,000,000 Shares, "Prime Reserve Fund - Institutional Shares," consisting of 300,000,000 Shares, "Hemisphere Free Trade Fund - Class A," consisting of 50,000,000 Shares and "Hemisphere Free Trade Fund - Institutional Shares, consisting of 50,000,000 Shares.


    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value, and to create one or more classes of these shares. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares, Class A Shares and Institutional Shares, for each of the twelve Funds of the Trust.

    Generally, all shares of the Trust and all shares of the Company have equal voting rights with other shares of the Trust or the Company, respectively, and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in the Prospectuses and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds (e.g., election of Trustees or Directors and ratification of independent accountants), means the vote of the lesser of (i) 67% of the Trust's or the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's or the Company's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single Fund (e.g., annual approval of advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

    Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees or the Company's Board of Directors, as the case may be. Notwithstanding the foregoing, each class of shares of each Fund bears exclusively the expense of fees paid to Service Organizations with respect to that class of shares. In the event of the liquidation or dissolution of the Trust or the Company (or a Fund), shareholders of each Fund (or the Fund being dissolved) are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees or the Directors, as the case may be, in their sole discretion may determine.

    Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust or the Company, as the case may be.

                                        OTHER

    The Registration Statement, including the Prospectuses, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                      CUSTODIAN

    As the Funds' custodian, PNC Bank, N.A., among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund.

                               INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP has been selected as the independent accountants for both the Trust and the Company. Price Waterhouse LLP's address is 30 South 17th Street, Philadelphia, Pennsylvania 19103.


                                       EXPERTS

    The financial statements incorporated by reference into the Prospectuses and Statement of Additional Information have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.


                                 FINANCIAL STATEMENTS

    The Financial Statements for the year ended December 31, 1996 including the notes thereto, have been audited by Price Waterhouse LLP and are incorporated by reference in the Statement of Additional Information from the Annual Report of the Company dated December 31, 1996.

                                      APPENDIX A

Description of Bond Ratings

    The following summarizes the highest four ratings used by Standard & Poor's ("S&P") for corporate and municipal debt:

         AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher rated categories.

    To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

    The following summarizes the highest four ratings used by Moody's Investors Service ("Moody's") for corporate and municipal long-term debt:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

    The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

         AAA - Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds that are rated BBB have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

    To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

    The following summarizes the ratings used by IBCA Limited and IBCA Inc. ("IBCA") for bonds:

         Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.


         IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

Description of Municipal Notes Ratings

    The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

    The following summarizes the two highest ratings by Standard & Poor's for short-term municipal notes:

         SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Satisfactory capacity to pay principal and interest.

    The three highest rating categories of D&P for short-term debt are Duff 1, Duff 2, and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations.

Description of Commercial Paper Ratings

    Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1.

    The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category.

    Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations" Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    The following summarizes the highest ratings used by Fitch for short-term obligations:

    F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 securities possess exceptionally strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

    Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is strong. Those issued determined to possess extremely strong safety characteristics are denoted A-1+.

    The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

    D&P uses the short-term ratings described above for commercial paper.

    Fitch uses the short-term ratings described above for commercial paper.

    Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

    BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

    The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

    The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

    TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

    TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

    TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

    TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                             HARRIS INSIGHT(R) FUNDS
                    Harris Insight Hemisphere Free Trade Fund


                       Statement of Additional Information
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                            Telephone: (800) 982-8782

                                   May 1, 1997

         The Harris Insight Hemisphere Free Trade Fund (the "Fund") is one of seven portfolios of HT Insight Funds, Inc., d/b/a Harris Insight Funds (the "Company"), an open-end, diversified management investment company. The investment objective of the Fund is described in the Prospectus. See "Investment Objectives and Policies."

         This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's Prospectus dated May 1, 1997 and any supplement thereto (the "Prospectus"). This Statement of Additional Information contains additional information that should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge from the Company's distributor, Funds Distributor, Inc., by writing or calling the Company at the address or telephone number given above.


                              -------------------

                                TABLE OF CONTENTS


Investment Strategies ......................................................   2
Ratings ....................................................................   9
Investment Restrictions ....................................................  10
Management .................................................................  11
Service Plan ...............................................................  15
Calculation of Yield and
  Total Return .............................................................  16
Determination of Net
  Asset Value ..............................................................  18
Portfolio Transactions .....................................................  18
Federal Income Taxes .......................................................  20
Capital Stock ..............................................................  21
Other ......................................................................  22
Custodian ..................................................................  23
Independent Accountants ....................................................  23
Experts ....................................................................  23
Financial Statements .......................................................  23
Appendix ................................................................... A-1

                              INVESTMENT STRATEGIES


         Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.


         The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.


         Convertible Securities. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a fixed interest rate; convertible preferred stocks are senior securities offering a fixed dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for a specified number of the issuer's common shares at a stated price per share, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock.


         Fixed income securities frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.


         Floating and Variable Rate Obligations. The Investment Adviser, or Investment Sub-Adviser with respect to Canadian or Mexican securities, will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Company's custodian subject to a sub-custodian agreement approved by the Company between the bank and the Company's custodian.

         The floating and variable rate obligations that the Fund may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

         When-Issued Purchases and Forward Commitments (Delayed-Delivery). When-issued purchases and forward commitments (delayed-delivery) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock in a price or yield on a security, regardless of future changes in interest rates.

         When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Adviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

         The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for federal income tax purposes.

         When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Repurchase Agreements. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account the value of the collateral held pursuant to the repurchase agreement at not less than the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

         The Fund may not enter into a repurchase agreement if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors.

         United States Government Obligations. United States Government obligations are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of the United States Government agencies and instrumentalities are debt securities issued by United States Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the United States Treasury (such as Government National Mortgage Association participation certificates);
(b) the limited authority of the issuer to borrow from the United States Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the United States Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where United States Government support of agencies or instrumentalities is discretionary, no assurance can be given that the United States Government will provide financial support, since it is not lawfully obligated to do so.

         Letters of Credit. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Investment Adviser, or Investment Sub-Adviser with respect to Canadian or Mexican securities, are of investment quality comparable to other permitted investments of the Fund, may be used for letter of credit backed investments.

         Loans of Portfolio Securities. The Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to 5% of the Fund's net assets if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Adviser, will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the Investment Adviser, the Investment Sub-Advisers or the Distributor.

         United States Mortgage-Related Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and Government Stripped Mortgage-Backed Securities. Mortgage-backed securities may be considered to be derivative instruments. CMOs are types of bonds secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations described under "Investment Company Securities."

         Government Stripped Mortgage-Backed Securities are mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), or Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans.

         Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on Government National Mortgage Association ("GNMA") mortgage pass-through certificates is backed by the full faith and credit of the United States. Federal National Mortgage Association ("FNMA") guaranteed mortgage pass-through certificates and Federal Home Loan Mortgage Corporation ("FHLMC") participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations.

         The Fund will invest in interest-only Government Stripped Mortgage-Backed Securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Investment Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Fund. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only

Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so. The Fund will acquire Government Stripped Mortgage-Backed Securities only if a liquid secondary market for the securities exists at the time of acquisition.


          Securities with Puts. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Fund may pay for certain puts either separately, in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.


         The Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its right thereunder for trading purposes. The puts will only be for periods substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Fund of the underlying security. Where the Fund pays directly or indirectly for a put, its costs will be reflected as an unrealized loss for the period during which the put is held by the Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.


         Put and Call Options. The Fund may invest up to 5% of its net assets in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. Put and call options may be considered to be derivative instruments. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.


         The Fund may write put and call options on stocks only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other appropriate assets in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills, or other appropriate assets with a value equal to the exercise price in a segregated account with its custodian, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


         The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, the Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, the Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. The Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. The Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

         The Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, the Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         The Staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Company has agreed that, pending resolution of the issue, the Fund will treat such options and assets as subject to the Fund's limitation on investment in securities that are not readily marketable.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.


         United States Zero Coupon Securities. A zero coupon security, which may be purchased by the Fund, is a debt obligation that does not entitle the holder to any periodic payments of interest prior to maturity and therefore is issued and traded at a discount from its face amount. Zero coupon securities may be created by separating the interest and principal components of securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities or issued by private corporate issuers. These securities are not obligations issued or guaranteed by the United States Government. Typically, a custodian bank or investment brokerage firm holding the security has separated ("stripped") the unmatured interest coupons from the underlying principal. The holder may then resell the stripped securities. The stripped coupons are sold separately from the underlying principal, usually at a deep discount because the buyer receives only the right to receive a fixed payment on the security upon maturity and does not receive any rights to reinvestment of periodic interest
(cash) payments. Because the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying obligations at the time of the original purchase, the investor's return on investments is uncertain even if the securities are held to maturity. This uncertainty is commonly referred to as reinvestment risk. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With both zero coupon securities and interest-paying securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly.


                                     RATINGS

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security unless the amount of such securities exceeds permissible limits established in the Prospectus. However, the Company's Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in such organizations or in their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

         For additional information on ratings, see Appendix A to this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

         In addition to the fundamental investment limitations disclosed in the Fund's Prospectus, the Fund is subject to the investment limitations enumerated in this section which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."


         The Fund may not:


         (1) issue senior securities or borrow money (except that the Fund may borrow from banks up to 10% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of not more than 10% of the current value of the Fund's total assets, but investments may not be purchased by the Fund while any such borrowing exists):

         (2) pledge or mortgage its assets (except that the Fund may pledge its assets as described in (1) above and (i) to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors' and officers' liability insurance or (ii) to a broker for the purpose of collateralizing investments, such as stock index futures contracts and put options);

         (3) make loans, except loans of portfolio securities and except that the Fund may purchase or hold a portion of an issue of publicly distributed bonds, debentures or other obligations, purchase negotiable certificates of deposit and bankers' acceptances and enter into repurchase agreements with respect to its portfolio securities;

         (4) purchase or sell real estate (other than securities secured by real estate or interests therein, securities backed by mortgages or securities issued by companies that invest in real estate or interests therein), real estate limited partnerships, commodities or commodity contracts (except futures, options and options on futures);

         (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in futures, options and options on futures) or make short sales of securities;

         (6) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; or

         (7) make investments for the purpose of exercising control or management.


         In addition, the Fund may not invest more than 5% of the current value of its net assets in securities of issuers that have been in business less than three years. (For purposes of the above-described investment limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.)

         Each of the foregoing investment restrictions is a fundamental policy of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."


         Whenever any investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions.

                                   MANAGEMENT


Directors and Officers

         The principal occupations of the directors and executive officers of the Company for the past five years are listed below. The address of each, unless otherwise indicated, is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

C. GARY GERST, Chairman of the Board of Directors; Director - 200 East Randolph Drive, Floor 43, Chicago, Illinois 60601. Age 58. Chairman Emeritus since 1993 and formerly Co-Chairman, LaSalle Partners Ltd. (real estate developer and manager). Director, Trustee or Partner, LaSalle Street Fund Inc., LaSalle Street Fund Inc. of Delaware, DEL-LPL Limited Partnership and DEL-LPAML Limited Partnership.

EDGAR R. FIEDLER, Director - 845 Third Avenue, New York, New York 10022. Age 68. Senior Fellow and Economic Counsellor, The Conference Board; Director or Trustee, The Stanley Works, Emerging Mexico Fund, The AARP Investment Program from Scudder, The Scudder Funds, The Scudder Institutional Funds, Scudder Pathway Series, The Brazil Fund and Zurich American Insurance Company (U.S. subsidiary of Zurich Insurance). Formerly, Assistant Secretary of the Treasury for Economic Policy (1971-1975).

JOHN W. McCARTER, JR., Director - Roosevelt Road at Lakeshore Drive, Chicago, Illinois 60605. Age 59. President and Chief Executive Officer, The Field Museum of Natural History since October 1, 1996. Senior Vice President and former Director of Booz-Allen & Hamilton, Inc. (consulting firm) from April 1987 to April 1, 1997; Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

ERNEST M. ROTH, Director - 205 Abingdon Avenue, Kenilworth, Illinois 60043. Age
70. Consultant since 1992. Formerly, Senior Vice President and Chief Financial Officer, Commonwealth Edison Company. Director of LaRabida Children's Hospital and Chairman of LaRabida Children's Foundation.

RICHARD W. INGRAM, President, Treasurer and Chief Financial Officer. Age 41. Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc. Senior Vice President of Premier Mutual Fund Services, Inc., an affiliate of Funds Distributor ("Premier Mutual"), and an officer of other investment companies advised or administered by J.P. Morgan, Dreyfus Corporation ("Dreyfus"), Waterhouse Asset Management, Inc. ("Waterhouse") and RCM Capital Management L.L.C. ("RCM") or their respective affiliates. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc.

JOHN E. PELLETIER, Vice President and Secretary. Age 32. Senior Vice President and General Counsel of Funds Distributor, Inc. and Premier Mutual, and an officer of other investment companies advised or administered by J.P. Morgan, Dreyfus, Waterhouse and RCM or their respective affiliates. From February 1992 to April 1994, Mr. Pelletier served as Counsel of The Boston Company Advisors, Inc. From August 1990 to February 1992, Mr. Pelletier was employed as an associate at Ropes & Gray.

         Directors of the Company receive from the Company an annual fee in addition to a fee for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

         The following table summarizes the compensation paid by the Company to the Directors of the Company for the fiscal year ended December 31, 1996:


                                     Aggregate         Pension or Retirement      Estimated Annual
                                    Compensation      Benefit Accrued as Part       Benefits upon         Total Compensation
   Name of Person, Position       from the Company        of Fund Expenses           Retirement         from the Fund Complex*
------------------------------- --------------------- ------------------------- ---------------------- ------------------------
C. Gary Gerst,                        $27,678                   None                    None                   $34,125
Chairman and Director

Edgar R. Fiedler, Director            $23,441(1)                None                    None                   $28,500

John W. McCarter, Jr.                 $23,441                   None                    None                   $28,500
Director

Ernest M. Roth, Director              $23,441                   None                    None                   $28,500


----------
* In addition to the Company, "Fund Complex" includes Harris Insight Funds Trust, an open-end management investment company.


(1) For the period June 1988 through December 31, 1996, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $188,539 pursuant to the Company's Deferred Compensation Plan for its independent Directors.

         As of April 1, 1997, the principal holder of Institutional Shares of the Fund was Harris Trust and Savings Bank, Chicago, Illinois, who owned 1,000,000 shares, equal to 100% of the outstanding Institutional shares of the Fund. The principal holders of Class A Shares were Carlos Garin, Bosque De Las Lomas, Canada and Donald Coxe, Chicago, Illinois 60610, who held of record 6,677.770 and 5,000 shares, respectively, equal to 53.915% and 40.369%, respectively of the outstanding Class A Shares of the Fund. The shareholders described above have indicated that they holds their shares on behalf of various accounts and not as beneficial owner. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.

         As of April 1, 1997, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Fund.

         Investment Adviser, Portfolio Management Agent and Investment Sub-Advisers. The Fund is advised by Harris Trust and Savings Bank ("Harris Trust"). Harris Trust has entered into a Portfolio Management Contract with Harris Investment Management,

Inc. ("HIM"), under which HIM is responsible for providing daily portfolio management services to the Fund. Under the Portfolio Management Contract, Harris Trust remains responsible for the supervision and oversight of HIM's performance. HIM controls the allocation of the Fund's assets among issuers in Canada, Mexico and the United States. HIM selects and manages the U.S. securities in which the Fund invests.


         HIM has entered into Investment Sub-Advisory Agreements (the "Investment Sub-Advisory Contracts") with Bancomer Asesora de Fondos, S.A. de C.V. ("Bancomer") and Jones Heward Investment Counsel Inc. ("JHICI"). Bancomer is responsible for all Fund purchase and sale transactions in Mexican securities. Bancomer selects and manages the Mexican securities in which the Fund invests. JHICI is responsible for all Fund purchase and sale transactions in Canadian securities. JHICI selects and manages the Canadian securities in which the Fund invests. Under the Investment Sub-Advisory Contracts HIM remains responsible for the supervision and oversight of Bancomer's and JHICI's performance.


         The Advisory Contract, Portfolio Management Contract and Investment Sub-Advisory Contracts with respect to the Fund will continue in effect for a period of two years from the commencement of the Fund's operations, and thereafter from year to year provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Such Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


         For its services under the Advisory Contract with the Fund, Harris Trust is entitled to receive a monthly advisory fee at the annual rate of 0.90% of the average daily net assets of the Fund. For their services under the Portfolio Management Contract and Investment Sub-Advisory Contracts, HIM pays each of JHICI and Bancomer, from the advisory fees HIM receives from Harris Trust, a monthly fee at the annual rate of 0.375% of the first $25 million of average daily net assets, plus 0.325% of the next $25 million of average daily net assets, plus 0.275% of the next $50 million of such assets, plus 0.250% of such assets in excess of $100 million. For the period from commencement of operations through December 31, 1996, the Investment Adviser, Bancomer and JHICI, respectively, were entitled to receive fees for their respective services in the following amounts: $68,081, $28,365 and $28,365. Waivers of investment advisory fees and expense reimbursements by the Investment Adviser for the Fund for the same period amounted to $5,701.

         Administrator. Harris Trust serves as the Fund's administrator ("Administrator") pursuant to an Administration Agreement and in that capacity generally assists the Fund in all aspects of its administration and operation. The Administrator has entered into a Sub-Administration Agreement with Funds

Distributor, Inc. ("Funds Distributor") and a Sub-Administration and Accounting Services Agreement with PFPC Inc. ("PFPC") (the "Sub-Administrators"). Funds Distributor has agreed to furnish officers for the Company; provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the Commission. PFPC has agreed to furnish officers for the Company; provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any; and prepare various materials required by any state securities commission having jurisdiction over the Company. For the period from commencement of operations through December 31, 1996, the Administrator was entitled to receive $9,076 in fees from the Fund.

         Distributor. Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility of distributing shares of the Fund. There were no underwriting commissions for the period from commencement of operations through December 31, 1996 for the Fund.

         Other Information Pertaining to Distribution, Administration, Sub-Administration, Custodian, Transfer Agency and Sub-Transfer Agency Agreements. Harris Trust serves as the transfer agent and dividend disbursing agent ("Transfer Agent") of the Fund pursuant to a Transfer Agency Services Agreement. The Transfer Agent has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"). PFPC is an affiliate of PNC Bank, N.A., the Custodian for the Company. PFPC and PNC Bank, N.A. are not affiliates of Funds Distributor, Harris Trust or HIM.


                                  SERVICE PLAN

         As indicated in the Prospectus, the Fund has adopted a Service Plan under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") with respect to Class A Shares of the Fund. The Service Plan has been adopted by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined by the 1940 Act) of the Company and who had no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (the "Qualified Directors"). The Service Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Agreements related to the Service Plan must also be approved by such vote of the Directors and the Qualified Directors. The Service Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Service Plan may not be amended to increase materially the amounts payable to Service Agents without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Service Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

         The Service Plan requires that certain service providers furnish to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Service Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested directors.

         Class A Shares of the Fund bear the costs and expenses in connection with advertising and marketing the Fund's Class A Shares and pay the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisors, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate of up to 0.25% per annum of the value of Class A Shares of the Fund's average daily net assets.

         Servicing activities provided by Service Agents to their customers investing in Class A Shares of the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding Class A Shares of the Fund; assisting customers in changing dividend options; account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Class A Shares of the Fund; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; distribution and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.


         Payments made pursuant to the Fund's Service Plan for the period from commencement of operations through December 31, 1996 were $136.


                      CALCULATION OF YIELD AND TOTAL RETURN

         The Company may make available 30-day yield quotations with respect to each class of shares of the Fund. As required by regulations of the Securities and Exchange Commission, the 30-day yield is computed by dividing the Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.

         Total return is computed by assuming a hypothetical initial investment of $10,000 and reflects the imposition of the maximum sales charge. It is assumed that all of the dividends and distributions by the Fund over the specified period of time were reinvested. It is then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return is then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.

         The Fund may also calculate an aggregate total return which reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result. Aggregate total return for the period April 9, 1996 (commencement of operations) through December 31, 1996 for Institutional Shares of the Fund was 10.30%. Aggregate total return for the period April 11, 1996 (commencement of operations) through December 31, 1996 for Class A Shares of the Fund was 5.16%.


         Current yield and total return for the Fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Fund.


         Performance data of the Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas), Money, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Fund is historical in nature and is not intended to represent or guarantee future results.


         In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

                        DETERMINATION OF NET ASSET VALUE


         As described under "Determination of Net Asset Value" in the Prospectus, net asset value per share is determined at least as often as each day that the Federal Reserve Board of Philadelphia and the New York Stock Exchange are open, i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (each, a "Holiday").


                             PORTFOLIO TRANSACTIONS


         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, HIM is responsible for the Fund's portfolio decisions and the placing of such portfolio transactions with respect to U.S. securities. Bancomer and JHICI are responsible for the Fund's portfolio decisions and the placing of such portfolio transactions with respect to Mexican and Canadian securities, respectively. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While HIM, Bancomer and JHICI generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.


         Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads, and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission.


         HIM, Bancomer and/or JHICI may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund, give preference to a dealer that has provided statistical or other research services to such adviser. By allocating transactions in this manner, HIM, Bancomer and/or JHICI are able to supplement their own research and analysis with the views and information of other securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed under the Portfolio Management and Investment Sub-Advisory Contracts, and the expenses of such adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through whom HIM, Bancomer or JHICI effect securities transactions for the Fund may be used by HIM, Bancomer or JHICI in servicing their other accounts, and not all of these services may be used by HIM, Bancomer or JHICI in connection with advising the Fund.

         Total brokerage commissions and the total dollar amount of transactions on which commissions were paid for the period from commencement of operations through December 31, 1996 were $39,732 and $16,362,980, respectively, for the Fund.

         No brokerage commissions were paid for the Fund for the period from commencement of operations through December 31, 1996 with respect to transactions directed to brokers because of research services provided.

         Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Harris Investors Direct. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with the Distributor, Harris Investors Direct, or an affiliate of Bancomer or JHICI in any transaction in which either one acts as principal except as may be permitted by the Securities and Exchange Commission.

         In placing orders for portfolio securities of the Fund, HIM, Bancomer and JHICI are required to give primary consideration to obtaining the most favorable price and efficient execution. This means that HIM, Bancomer and JHICI will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While HIM, Bancomer and JHICI will generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors. No brokerage commissions were paid to affiliated persons of the Fund during the period from commencement of operations through December 31, 1996.

                              FEDERAL INCOME TAXES

         The Prospectus describes generally the tax treatment of distributions by the Company. This section of the Statement of Additional Information includes additional information concerning federal taxes.


         The Fund is treated as a separate entity for federal income tax purposes and thus the provisions of the Code are applied to the Fund separately, rather than to the Company as a whole.


         Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") generally requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts; (b) the Fund derives less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of stocks, securities or options thereon and certain futures contracts held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of each Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year.

         The Fund will generally be subject to an excise tax of 4% of the amount of any income or capital gains distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. The Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by the Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

         Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

         If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

         If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         If, in the opinion of the Company, ownership of its shares has or may become concentrated to an extent that could cause the Company to be deemed a personal holding company within the meaning of the Code, the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

                                  CAPITAL STOCK


         The authorized capital stock of the Company consists of an aggregate of 10,000,000,000 shares ("Shares"), par value of $.001 per share currently classified as follows: "Government Money Market Fund - Class A," consisting of 1,000,000,000 Shares, "Government Money Market Fund - Institutional Shares," consisting of 500,000,000 Shares, "Money Market Fund - Class A," consisting of 1,300,000,000 Shares, "Money Market Fund - Institutional Shares," consisting of 1,050,000,000 Shares, "Tax-Exempt Money Market Fund - Class A," consisting of 500,000,000 Shares, "Tax-Exempt Money Market Fund - Institutional Shares," consisting of 1,000,000,000 Shares, "Class D," referred to as the Harris Insight Convertible Fund, consisting of 100,000,000 Shares, "Equity Fund - Class A," consisting of 100,000,000 Shares, "Equity Fund - Institutional Shares" consisting of 100,000,000 Shares, "Short/Intermediate Bond Fund Class A," consisting of 100,000,000 Shares, "Short/Intermediate Bond Fund - Institutional Shares," consisting of 100,000,000 Shares, "Class G," referred to as the Harris Insight Intermediate Municipal Income Fund, consisting of 50,000,000 Shares, "Prime Reserve Fund - Class A," consisting of

200,000,000 Shares, "Prime Reserve Fund - Class B," consisting of 700,000,000 Shares, "Prime Reserve Fund Institutional Shares," consisting of 300,000,000 Shares, "Hemisphere Free Trade Fund - Class A," consisting of 50,000,000 Shares and "Hemisphere Free Trade Fund - Institutional Shares, consisting of 50,000,000 Shares.

         Generally, all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Funds (e.g., annual election of directors and ratification of independent accountants), means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single Fund (e.g., annual approval of advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or
(ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Company's Board of Directors. Notwithstanding the foregoing, the Fund's Class A Shares bear exclusively the expense of fees paid to Service Organizations with respect to Class A Shares. In the event of the liquidation or dissolution of the Company (or the Fund), shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

                                      OTHER

         The Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    CUSTODIAN

         As the Company's custodian, PNC Bank, N.A., among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and pays all expenses of each Fund.

                             INDEPENDENT ACCOUNTANTS


         Price Waterhouse LLP has been selected as the independent accountants for the Company. Price Waterhouse LLP's address is 30 South 17th Street, Philadelphia, Pennsylvania 19103.


                                     EXPERTS


         The financial statements incorporated by reference into the Prospectuses and Statement of Additional Information have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

         The financial statements for the period from commencement of operations through December 31, 1996 including the notes thereto, have been audited by Price Waterhouse LLP and are incorporated by reference in this Statement of Additional Information from the Annual Report of the Company dated December 31, 1996.

                                   APPENDIX A

Description of Bond Ratings (Including Convertible Bonds)


         The following summarizes the highest four ratings used by Standard & Poor's ("S&P") for corporate and municipal debt:


                    AAA - Debt rated AAA has the highest rating assigned by S&P.
               Capacity to pay interest and repay principal is extremely strong.

                    AA - Debt rated AA has a very strong capacity to pay
               interest and repay principal and differs from AAA issues only in a small degree.

                    A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                    BBB - Debt rated BBB is regarded as having an adequate
               capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher rated categories.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


         The following summarizes the highest four ratings used by Moody's Investors Service ("Moody's") for corporate and municipal long-term debt:


                    Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                    Aa - Bonds that are rated Aa are judged to be of high
               quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


                    A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                    Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

                    AAA - Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

                    AA - Debt rated AA is of high credit quality. Protection
               factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                    A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

                    BBB - Bonds that are rated BBB have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.




         The following summarizes the ratings used by IBCA Limited and IBCA Inc. ("IBCA") for bonds:

               Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

               IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Longand Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

Description of Municipal Notes Ratings

         The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

               MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

               MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

         The following summarizes the two highest ratings by Standard & Poor's for short-term municipal notes:

               SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.




               SP-2 - Satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt are Duff 1, Duff 2, and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations.

Description of Commercial Paper Ratings

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated


         Prime-2 (or related supporting institutions) are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations" Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         The following summarizes the highest ratings used by Fitch for short-term obligations:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess exceptionally strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is strong. Those issued determined to possess extremely strong safety characteristics are denoted A-1+.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         D&P uses the short-term ratings described above for commercial paper.

         Fitch uses the short-term ratings described above for commercial paper.

         Thomson BankWatch, Inc. (TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

         The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.




         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                             HARRIS INSIGHT(R) FUNDS
                         Harris Insight Convertible Fund


                       Statement of Additional Information
            60 State Street, Suite 1300, Boston, Massachusetts 02109
                            Telephone: (800) 982-8782


                                   May 1, 1997

         The Harris Insight Convertible Fund (the "Fund") is one of seven portfolios of HT Insight Funds, Inc., d/b/a Harris Insight Funds (the "Company") an open-end, diversified management investment company. The investment objective of the Fund is described in the Prospectus. See "Investment Objective and Policies."


         This Statement of Additional Information is not a prospectus and is authorized for distribution only when preceded or accompanied by the Fund's Prospectus dated May 1, 1997 and any supplement thereto (the "Prospectuses"). This Statement of Additional Information contains additional information that should be read in conjunction with each of the Prospectuses, additional copies of which may be obtained without charge from the Company's distributor, Funds Distributor, Inc., by writing or calling the Company at the address or telephone number given above.


                          ----------------------------


                                TABLE OF CONTENTS

Investment Strategies ......................................................   2
Ratings.....................................................................   8
Investment Restrictions ....................................................   8
Management .................................................................  10
Service Plan ...............................................................  14
Calculation of Yield
and Total Return ...........................................................  15
Determination of Net
 Asset Value ...............................................................  16
Portfolio Transactions .....................................................  17
Federal Income Taxes .......................................................  18
Capital Stock ..............................................................  20
Other ......................................................................  21
Custodian ..................................................................  22
Independent Accountants ....................................................  22
Experts ....................................................................  22
Financial Statements .......................................................  22
Appendix ................................................................... A-1

                              INVESTMENT STRATEGIES

         Convertible Securities. Because they have the characteristics of both fixed-income securities and common stock, convertible securities sometimes are called "hybrid" securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities: that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer's common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities ordinarily will provide opportunities both for producing current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer's non-convertible debt obligations or preferred stock. Securities rated "B" or "CCC" (or "Caa") are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, with "B" indicating a lesser degree of speculation than "CCC" (or "Caa"). While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Securities rated "CCC" (or "Caa") have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk, and yields on such securities will fluctuate over time. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value.

         Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

         To the extent that there is no established retail secondary market for low-rated and comparable unrated securities, there may be little trading of such securities in which case the responsibility of the Company's Board of Directors, as the case may be, to value such securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. In addition, the Fund's ability to dispose of the bonds may become more difficult. Furthermore, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

         The market for certain low-rated and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could likely disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and could result in a higher incidence of defaults.

         Floating and Variable Rate Obligations. The Portfolio Management Agent will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a sub-custodian agreement between the bank and the Fund's custodian.

         The floating and variable rate obligations that the Fund may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

         Foreign Securities. As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

         Government Securities. Government Securities consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises. Obligations of the United States Government agencies and instrumentalities are debt securities issued by United States Government-sponsored enterprises and federal agencies. Some of these obligations are supported by: (a) the full faith and credit of the United States Treasury (such as Government National Mortgage Association participation certificates);
(b) the limited authority of the issuer to borrow from the United States Treasury (such as securities of the Federal Home Loan Bank); (c) the discretionary authority of the United States Government to purchase certain obligations (such as securities of the Federal National Mortgage Association); or (d) the credit of the issuer only. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. In cases where United States Government support of agencies or instrumentalities is discretionary, no assurance can be given that the United States Government will provide financial support, since it is not lawfully obligated to do so.

         Letters of Credit. Debt obligations, including municipal obligations, certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks that, in the opinion of the Portfolio Management Agent are of investment quality comparable to other permitted investments of the Fund, may be used for letter of credit backed investments.


         Loans of Portfolio Securities. The Fund may lend to brokers, dealers and financial institutions securities from its portfolio representing up to one-third of the Fund's net assets if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Fund with respect to the loan is maintained by the borrower with the Fund in a segregated account. In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio Management Agent will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated fee to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, the Investment Adviser, the Portfolio Management Agent or the Distributor.

         Put and Call Options. The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which the Fund may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

         The Fund may write put and call options on securities only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is "covered" if the Fund owns the underlying security or its equivalent covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share or equal principal amount basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other appropriate assets in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills, or other appropriate assets with a value equal to the exercise price in a segregated account with its custodian, or owns on a share-for-share or equal principal amount basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium, the Fund would give up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Upon exercise of a call option when the market value of the security exceeds the exercise price, the Fund would receive less total return for its portfolio than it would have if the call had not been written, but only if the premium received for writing the option is less than the difference between the exercise price and the market value. Put options are purchased in an effort to protect the value of a security owned against an anticipated decline in market value. The Fund may forego the benefit of appreciation on securities sold or be subject to depreciation on securities acquired pursuant to call or put options, respectively, written by the Fund. The Fund may experience a loss if the value of the securities remains at or below the exercise price, in the case of a call option, or at or above the exercise price, in the case of a put option.

         The Fund may purchase put options in an effort to protect the value of a security owned against an anticipated decline in market value. Exercise of a put option will generally be profitable only if the market price of the underlying security declines sufficiently below the exercise price to offset the premium paid and the transaction costs. If the market price of the underlying security increases, the Fund's profit upon the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

         The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are illiquid securities. The Company has agreed that, pending resolution of the issue, the Fund will treat such options and assets as subject to such Fund's limitation on investment in securities that are not readily marketable.

         Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series, and there is no assurance that a liquid secondary market on an exchange will exist.

         Repurchase Agreements. The Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon time and price, which includes an amount representing interest on the purchase price. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The seller will be required to maintain in a segregated account for the Fund cash or cash equivalent collateral equal to at least 100% of the repurchase price (including accrued interest). Default or bankruptcy of the seller would expose the Fund to possible loss because of adverse market action, delays in connection with the disposition of the underlying obligations or expenses of enforcing its rights.

         The Fund may not enter into a repurchase agreement if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with a maturity of more than seven days and in other illiquid securities. The Fund will enter into repurchase agreements only with registered broker/dealers and commercial banks that meet guidelines established by the Board of Directors.

         The Fund also may enter into reverse repurchase agreements, which are detailed in the Prospectus.

         Securities with Puts. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. If necessary and advisable, the Fund may pay for certain puts either separately, in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Fund expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

         The Fund intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Fund of the underlying security. Where the Fund pays directly or indirectly for a put, its costs will be reflected as an unrealized loss of the period during which the put is held by the Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of a municipal obligation purchased by the Fund will not be considered shortened by any put to which the obligation is subject.

         When-Issued Purchases and Forward Commitments (Delayed-Delivery). When-issued purchases and forward commitments (delayed-delivery) are commitments by the Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

         When the Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will segregate on the books of the Fund the liquid assets of the Fund. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because the Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Adviser expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions.

         The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss for federal income tax purposes.

         When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                                     RATINGS

         After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security unless the amount of such securities exceeds permissible limits established in the Prospectuses. However, the Portfolio Management Agent will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent the ratings given by any nationally recognized statistical rating organization may change as a result of changes in such organizations or in their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectuses and in this Statement of Additional Information.

         For additional information on ratings, see Appendix A to this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

         In addition to the fundamental investment limitations disclosed in the Fund's Prospectuses, the Fund is subject to the investment limitations enumerated in this section which may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."


         The Fund may not:


         (1) issue senior securities or borrow money (except that the Fund may borrow from banks up to 10% of the current value of the Fund's net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of not more than 10% of the current value of the Fund's total assets, but investments may not be purchased by the Fund while any such borrowing exists.

         (2) pledge or mortgage its assets (except that the Fund may pledge its assets as described in (1) above and (i) to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute to provide fidelity and directors' and officers' liability insurance or (ii) to a broker for the purpose of collateralizing investments, such as stock index futures contracts and put options);

         (3) make loans, except loans of portfolio securities and except that the Fund may purchase or hold a portion of an issue of publicly distributed bonds, debentures or other obligations, purchase negotiable certificates of deposit and bankers' acceptances and enter into repurchase agreements with respect to its portfolio securities;

         (4) invest an amount in excess of 10% of the current value of the Fund's net assets in repurchase agreements having maturities of more than seven days, variable amount master demand notes having notice periods of more than seven days, fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, securities that are not readily marketable and other illiquid securities (including certain GICs and BICs);

         (5) purchase or sell real estate (other than securities secured by real estate or interests therein, securities backed by mortgages or securities issued by companies that invest in real estate or interests therein), real estate limited partnerships, commodities or commodity contracts except stock index futures and options on stock indices;

         (6) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and margin payments in connection with transactions in stock index futures contracts) or make short sales of securities;

         (7) underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

         (8) make investments for the purpose of exercising control or management; or

         (9) purchase securities of other investment companies, except securities of certain money market funds in accordance with the Fund's investment objectives and policies and to the extent permissible under the 1940 Act, and except in connection with a merger, consolidation, acquisition, spin-off or reorganization.

         Each of the foregoing investment restrictions is a fundamental policy of the Fund that may be changed only when permitted by law and approved by the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."

         Whenever any investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions.

         For purposes of these investment restrictions as well as for purposes of diversification under the 1940 Act, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a "private activity bond," if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

                                   MANAGEMENT


Directors and Officers

         The principal occupations of the executive officers of the Company for the past five years and their ages are listed below. The address of each, unless otherwise indicated, is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

C. GARY GERST, Chairman of the Board of Directors; Director - 200 East Randolph Drive, Floor 43, Chicago, Illinois 60601. Age 58. Chairman Emeritus since 1993 and formerly Co-Chairman, LaSalle Partners Ltd. (real estate developer and manager). Director, Trustee or Partner, LaSalle Street Fund Inc., LaSalle Street Fund Inc. of Delaware, DEL-LPL Limited Partnership and DEL-LPAML Limited Partnership.

EDGAR R. FIEDLER, Director - 845 Third Avenue, New York, New York 10022. Age 68. Senior Fellow and Economic Counsellor, The Conference Board; Director or Trustee, The Stanley Works, Emerging Mexico Fund, The AARP Investment Program from Scudder, The Scudder Funds, The Scudder Institutional Funds, Scudder Pathway Series, The Brazil Fund and Zurich American Insurance Company (U.S. subsidiary of Zurich Insurance). Formerly, Assistant Secretary of the Treasury for Economic Policy (1971-1975).

JOHN W. McCARTER, JR., Director - Roosevelt Road at Lakeshore Drive, Chicago, Illinois 60605. Age 59. President and Chief Executive Officer, The Field Museum of Natural History since October 1, 1996. Senior Vice President and former Director of Booz-Allen & Hamilton, Inc. (consulting firm) from April 1987 to April 1, 1997; Director of W.W. Grainger, Inc. and A.M. Castle, Inc.

ERNEST M. ROTH, Director - 205 Abingdon Avenue, Kenilworth, Illinois 60043. Age
70. Consultant since 1992. Formerly, Senior Vice President and Chief Financial Officer, Commonwealth Edison Company. Director of LaRabida Children's Hospital and Chairman of LaRabida Children's Foundation.

RICHARD W. INGRAM, President, Treasurer and Chief Financial Officer. Age 41. Executive Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc. Senior Vice President of Premier Mutual Fund Services, Inc., an affiliate of Funds Distributor ("Premier Mutual"), and an officer of other investment companies advised or administered by J.P. Morgan, Dreyfus Corporation ("Dreyfus"), Waterhouse Asset Management, Inc. ("Waterhouse") and RCM Capital Management L.L.C. ("RCM") or their respective affiliates. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc.

JOHN E. PELLETIER, Vice President and Secretary. Age 32. Senior Vice President and General Counsel of Funds Distributor, Inc. and Premier Mutual, and an officer of other investment companies advised or administered by J.P. Morgan, Dreyfus, Waterhouse and RCM or their respective affiliates. From February 1992 to April 1994, Mr. Pelletier served as Counsel of The Boston Company Advisors, Inc. From August 1990 to February 1992, Mr. Pelletier was employed as an associate at Ropes & Gray.


         Directors of the Company receive from the Company an annual fee in addition to a fee for each Board of Directors meeting, and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

         The following table summarizes the compensation paid by the Company to the Directors of the Company for the fiscal year ended December 31, 1996:


                                     Aggregate         Pension or Retirement      Estimated Annual
                                    Compensation      Benefit Accrued as Part       Benefits upon         Total Compensation
   Name of Person, Position       from the Company        of Fund Expenses           Retirement         from the Fund Complex*
------------------------------- --------------------- ------------------------- ---------------------- ------------------------
C. Gary Gerst,                        $27,678                   None                    None                   $34,125
Chairman and Director

Edgar R. Fiedler, Director            $23,441(1)                None                    None                   $28,500

John W. McCarter, Jr.                 $23,441                   None                    None                   $28,500
Director

Ernest M. Roth, Director              $23,441                   None                    None                   $28,500


----------
* In addition to the Company, "Fund Complex" includes Harris Insight Funds Trust, an open-end management investment company.


(1) For the period June 1988 through December 31, 1996, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $188,539 pursuant to the Company's Deferred Compensation Plan for its independent Directors.

         As of April 1, 1997, the principal holders of the Fund were BMS & Co., Jefferson City, Missouri 65102, Harris Trust and Savings Bank, Chicago, Illinois 60603, Mary Morse Cargill, Minneapolis, Minnesota 55440, National Financial Services Corp., New York, New York 10008, who held of record 28,321.803, 32,954.272, 20,331.483 and 14,855.714 shares, respectively, equal to 26.472%,
30.802%, 19.003% and 13.885%, respectively of the outstanding shares of the Fund. The shareholders described above have indicated that they each hold their shares on behalf of various accounts and not as beneficial owners. To the extent that any shareholder is the beneficial owner of more than 25% of the outstanding shares of any Fund, such shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.

         As of April 1, 1997, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Fund.

         Investment Adviser and Portfolio Management Agent. The Fund is advised by Harris Trust and Savings Bank ("Harris Trust"). Harris Trust has entered into a Portfolio Management Contract with Harris Investment Management, Inc. ("HIM") under which HIM is responsible for all Fund purchase and sale transactions and for providing all such daily portfolio management services to the Fund. Under the Portfolio Management Contract, Harris Trust remains responsible for the supervision and oversight of HIM's performance.

         Harris Trust or HIM provides to the Fund, among other things, money market security and fixed income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. HIM analyzes key financial ratios that measure the growth, profitability, and leverage of issuers in order to help maintain a portfolio of above-average quality. Emphasis placed on a particular type of security will depend on an interpretation of underlying economic, financial and security trends. The selection and performance of securities is monitored by a team of analysts dedicated to evaluating the quality of each portfolio holding.

         The Advisory Contract and the Portfolio Management Contract will continue in effect from year to year, provided that such continuance is specifically approved as described in the immediately preceding paragraph.


         For its services under the Advisory Contract with the Fund, Harris Trust is entitled to receive a monthly advisory fee at the annual rate of 0.70% of the average daily net assets of the Fund. For the fiscal years ended December 31, 1996, 1995 and 1994, the Investment Adviser was entitled to receive fees from the Fund in the following amounts: $8,054; $9,134 and $26,524, respectively. Waivers of investment advisory fees and expense reimbursements by the Investment Adviser for the Fund for each period amounted to: $13,403; $23,094 and $16,347, respectively.

         Administrator. Harris Trust serves as the Fund's administrator ("Administrator") pursuant to an Administration Agreement and in that capacity generally assists the Fund in all aspects of its administration and operation. The Administrator has entered into a Sub-Administration Agreement with Funds Distributor, Inc. ("Funds Distributor") and a Sub-Administration and Accounting Services Agreement with PFPC Inc. ("PFPC") (the "Sub-Administrators"). Funds Distributor has agreed to furnish officers for the Company; provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the Commission. PFPC has agreed to furnish officers for the Company; provide accounting and bookkeeping services for the Fund, including the computation of the Fund's net asset value, net income and realized capital gains, if any; and prepare various materials required by any state securities commission having jurisdiction over the Company. For the fiscal years ended December 31, 1996, 1995 and 1994, the Administrator was entitled to receive fees from the Fund in the following amounts: $1,252; $1,573 and $4,624, respectively. Waivers of administration fees by the Administrator for the Fund for each period amounted to: $0; $115 and $659, respectively.

         Distributor. Funds Distributor, Inc. (the "Distributor") has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility of distributing shares of the Fund. The aggregate dollar amount of the underwriting commissions, the amount retained by the Distributor and the amount reallowed by the Distributor for 1994 were $552, $31 and $521, respectively, for the Fund. The aggregate dollar amount of the underwriting commissions, the amount retained by the Distributor and the amount reallowed by the Distributor for 1995 were $113, $7 and $106, respectively, for the Fund. There were no underwriting commissions for 1996 for the Fund.

         Other Information Pertaining to Distribution, Administration, Sub-Administration, Custodian, Transfer Agency and Sub-Transfer Agency Agreements. Harris Trust serves as the transfer agent and dividend disbursing agent ("Transfer Agent") of the Fund pursuant to a Transfer Agency Services Agreement. The Transfer Agent has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"). PFPC is an affiliate of PNC Bank, N.A., the Custodian for the Company. PFPC and PNC Bank, N.A. are not affiliates of Funds Distributor, Harris Trust or HIM.


                                  SERVICE PLAN

         As indicated in the Prospectuses, the Fund has adopted a Service Plan under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") with respect to its shares. The Service Plan has been adopted by the Board of Directors, including a majority of the Directors who were not "interested persons" (as defined by the 1940 Act) of the Company, and who had no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (the "Qualified Directors"). The Service Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Agreements related to the Service Plan must also be approved by such vote of the Directors and the Qualified Directors. The Service Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Service Plan may not be amended to increase materially the amounts payable to Service Agents without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Service Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

         The Service Plan requires that certain service providers furnish to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under such Service Plan. Rule 12b-1 also requires that the selection and nomination of the Directors who are not "interested persons" of the Company be made by such disinterested Directors.

         The Fund bears the costs and expenses in connection with advertising and marketing the Fund's shares and pays the fees of financial institutions (which may include banks), securities dealers and other industry professionals, such as investment advisors, accountants and estate planning firms (collectively, "Service Agents") for servicing activities, as described below, at a rate of up to 0.25% per annum of the value of the Fund's average daily net assets.

         Servicing activities provided by Service Agents to their customers investing in shares of the Fund may include, among other things, one or more of the following: establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; answering customer inquiries regarding the Fund; assisting customers in changing dividend options; account designations and addresses; performing sub-accounting; investing customer cash account balances automatically in Fund shares; providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by the Service Agent; arranging for bank wires; distribution and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

         As of December 31, 1996, no payments had been made pursuant to the Fund's Service Plan.

                      CALCULATION OF YIELD AND TOTAL RETURN

         The Company makes available 30-day yield quotations with respect to shares of the Fund. As required by regulations of the Commission, the 30-day yield is computed by dividing the Fund's net investment income per share earned during the period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized assuming semi-annual reinvestment and compounding of net investment income.


         The 30-day yield for the period ended December 31, 1996, was 2.72% for the Fund.

         The Company also makes available total return quotations for shares of the Fund. Average annual total return for the one year, five year and since inception (February 24, 1988) periods ended December 31, 1996, respectively, for the Fund were 15.18%, 11.40% and 8.84%. Each of these amounts is computed by assuming a hypothetical initial investment of $10,000 and reflects the imposition of the maximum sales charge. It is assumed that all of the dividends and distributions by the Fund over the specified period of time were reinvested. It was then assumed that at the end of the specified period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption.


         The Fund may also calculate an aggregate total return which reflects the cumulative percentage change in value over the measuring period. The aggregate total return can be calculated by dividing the amount received upon redemption by the initial investment and subtracting one from the result. Aggregate total return for the one year, five year and since inception (February 24, 1988) periods ended December 31, 1996, respectively, for the Fund were 15.18%, 71.57% and 111.85%.


         Current yield and total return for the Fund will fluctuate from time to time, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields. Yield (or total return) is a function of portfolio quality, composition, maturity and market conditions as well as expenses allocated to the Fund.


         Performance data of the Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices, such as those prepared by Salomon Brothers Inc. or Lehman Brothers Inc., or any of their affiliates or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as IBC/Donoghue's Money Fund Report and Bank Rate Monitor (for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas), Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, reports prepared by Lipper Analytical Services and publications of a local or regional nature. Performance information may be quoted numerically or may be presented in a table, graph or other illustrations. All performance information advertised by the Funds is historical in nature and is not intended to represent or guarantee future results.


         In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the yield of the Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

                        DETERMINATION OF NET ASSET VALUE

         As described under "Determination of Net Asset Value" in the Prospectuses, net asset value per share is determined at least as often as each day that the Federal Reserve Board of Philadelphia and the New York Stock Exchange are open, i.e., each weekday other than New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day (each, a "Holiday").

                             PORTFOLIO TRANSACTIONS

         The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the

Company's Board of Directors HIM is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While HIM generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         Purchases and sales of securities for the Fund will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads, and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission.

         HIM may, in circumstances in which two or more dealers are in a position to offer comparable results for the Fund, give preference to a dealer that has provided statistical or other research services to such adviser. By allocating transactions in this manner, HIM is able to supplement its own research and analysis with the views and information of other securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed under the Portfolio Management Contract, and the expenses of such adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by dealers through whom HIM effects securities transactions for the Fund may be used by HIM in servicing its other accounts, and not all of these services may be used by HIM in connection with advising the Fund.


         Total brokerage commissions and the total dollar amount of transactions on which commissions were paid during 1994 were $1,030 and $875,988, respectively, for the Fund. Total brokerage commissions and the total dollar amount of transactions on which commissions were paid during 1995 were $157 and $1,724,179, respectively for the Fund. Total brokerage commissions and the total dollar amount of transactions on which commissions were paid during 1996 were $463 and $246,069, respectively, for the Fund.


         No brokerage commissions were paid for the Fund during 1994, 1995 and 1996 with respect to transactions directed to brokers because of research services provided.

         Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Harris Investors Direct, Inc. ("HID"). In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The Fund will not deal with the Distributor or HID in any transaction in which either one acts as principal except as may be permitted by the Commission.

         In placing orders for portfolio securities of the Fund, HIM is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that HIM will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While HIM will generally seek reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.


         Subject to the above considerations, HID may act as a main broker for the Fund. For it to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by it must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow HID to receive no more than the remuneration that would be expected to be received by an unaffiliated broker on a commensurate arm's-length transaction. Furthermore, the Directors of the Company, including a majority who are not "interested" Directors have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to either one are consistent with the foregoing standard. Brokerage transactions with either one are also subject to such fiduciary standards as may be imposed upon each of them by applicable law. No brokerage commissions were paid to affiliated persons of the Fund during 1994, 1995 and 1996.


                              FEDERAL INCOME TAXES


         The Prospectuses describe generally the tax treatment of distributions by the Company. This section of the Statement of Additional Information includes additional information concerning federal taxes.


         The Fund is treated as a separate entity for federal income tax purposes and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally are applied to the Fund separately, rather than to the Company as a whole.

         Qualification as a regulated investment company under the Code generally requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses) be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of stocks, securities or options thereon and certain other income including, but not limited to, gains from futures contracts; (b) the Fund derives less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of stocks, securities or options thereon and certain futures contracts held for less than three months; and (c) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income (including net short-term capital gains) earned in each year.

         For federal income tax purposes, gain or loss on the futures contracts and options described above (collectively referred to as "section 1256 contracts") is taxed pursuant to a special "mark-to-market" system. Under the mark-to-market system, the Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system will generally affect the amount of capital gains or losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both section 1256 contracts and offsetting positions in such contracts, then the Fund might not be able to receive the benefit of certain recognized losses for an indeterminate period of time. The Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts (a) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (b) will permit it to use substantially all of the losses of the Fund for the fiscal years in which the losses actually occur.

         The Fund will generally be subject to an excise tax of 4% of the amount of any income or capital gains distributed to shareholders on a basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. The Fund intends that it will distribute substantially all of its net investment income and net capital gains in accordance with the foregoing requirements, and, thus, expects not to be subject to the excise tax. Dividends declared by the Fund in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared.

         Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         Gains or losses on sales of securities by the Fund generally will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

         If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

         If, in the opinion of the Company, ownership of its shares has or may become concentrated to an extent that could cause the Company to be deemed a personal holding company within the meaning of the Code, the Company may require the redemption of shares or reject any order for the purchase of shares in an effort to prevent such concentration.

                                  CAPITAL STOCK


         The authorized capital stock of the Company consists of an aggregate of 10,000,000,000 shares ("Shares"), par value of $.001 per share currently classified as follows: "Government Money Market Fund - Class A," consisting of 1,000,000,000 Shares, "Government Money Market Fund - Institutional Shares," consisting of 500,000,000 Shares, "Money Market Fund - Class A," consisting of 1,300,000,000 Shares, "Money Market Fund - Institutional Shares," consisting of 1,050,000,000 Shares, "Tax-Exempt Money Market Fund - Class A," consisting of 500,000,000 Shares, "Tax-Exempt Money Market Fund - Institutional Shares," consisting of 1,000,000,000 Shares, "Class D," referred to as the Harris Insight Convertible Fund, consisting of 100,000,000 Shares, "Equity Fund - Class A," consisting of 100,000,000 Shares, "Equity Fund - Institutional Shares" consisting of 100,000,000 Shares, "Short/Intermediate Bond Fund Class A," consisting of 100,000,000 Shares, "Short/Intermediate Bond Fund - Institutional Shares," consisting of 100,000,000 Shares, "Class G," referred to as the Harris Insight Intermediate Municipal Income Fund, consisting of 50,000,000 Shares, "Prime Reserve Fund - Class A," consisting of 200,000,000 Shares, "Prime Reserve Fund - Class B," consisting of 700,000,000 Shares, "Prime Reserve Fund Institutional Shares," consisting of 300,000,000 Shares, "Hemisphere Free Trade Fund - Class A," consisting of 50,000,000 Shares and "Hemisphere Free Trade Fund
- Institutional Shares, consisting of 50,000,000 Shares.

         Generally, all shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in the Prospectuses and in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund (e.g., election of Directors and ratification of independent accountants), means the vote of the lesser of
(i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single fund or any other single fund (e.g., annual approval of advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each share of the Fund represents an equal proportionate interest in that Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. Notwithstanding the foregoing, each class of shares of each fund bears exclusively the expense of fees paid to Service Organizations with respect to that class of shares. In the event of the liquidation or dissolution of the Company (or the Fund), shareholders of the Fund (or the Fund being dissolved) are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to the particular Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

                                      OTHER

         The Registration Statement, including the Prospectuses, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectuses or this Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    CUSTODIAN

         As the Company's custodian, PNC Bank, N.A., among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund.

                             INDEPENDENT ACCOUNTANTS


         Price Waterhouse LLP has been selected as the independent accountants for the Company. Price Waterhouse LLP's address is 30 South 17th Street, Philadelphia, Pennsylvania 19103.


                                     EXPERTS


         The financial statements incorporated by reference into the Prospectuses and Statement of Additional Information have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS

         The financial statements for the year ended December 31, 1996 including the notes thereto, have been audited by Price Waterhouse LLP and are incorporated by reference in this Statement of Additional Information from the Annual Report of the Company dated December 31, 1996.

                                   APPENDIX A

Description of Bond Ratings (Including Convertible Bonds)

         The following summarizes the highest four ratings used by Standard & Poor's ("S&P") for corporate and municipal debt:

                  AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher rated categories.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest four ratings used by Moody's Investors Service ("Moody's") for corporate and municipal long-term debt.

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


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

                  A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequatefor the present but certain protective elements may be lacking ormay be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds:

                  AAA - Debt rated AAA is of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  AA - Debt rated AA is of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

                  BBB - Bonds that are rated BBB have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


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

         The following summarizes the ratings used by IBCA Limited and IBCA Inc. ("IBCA") for bonds:

                  Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

                  IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

Description of Municipal Notes Ratings

         The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1. Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  MIG-2/VMIG-2. Obligations bearing these designations are of high quality with margins of protection ample although not as large as in the preceding group.

         The following summarizes the two highest ratings by Standard & Poor's for short-term municipal notes:

                  SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

                  SP-2 - Satisfactory capacity to pay principal and interest


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

         The three highest rating categories of D&P for short-term debt are Duff 1, Duff 2, and Duff 3. D&P employs three designations, Duff 1+, Duff 1 and Duff 1-, within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         D&P uses the fixed-income ratings described above under "Description of Bond Ratings" for tax-exempt notes and other short-term obligations.

Description of Commercial Paper Ratings

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted in A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category.

         Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations" Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus


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

indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         The following summarizes the highest ratings used by Fitch for short-term obligations:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess exceptionally strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is strong. Those issued determined to possess extremely strong safety characteristics are denoted A-1+.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

         D&P uses the short-term ratings described above for commercial paper.

         Fitch uses the short-term ratings described above for commercial paper.

         Thomson BankWatch, Inc. (TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

         BankWatch Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".


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

TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


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